==

-------------------------------------------------------------  -------------
                THE HIRTLE CALLAGHAN TRUST                   - Annual Report
-------------------------------------------------------------  -------------

                                 June 30, 2002

We are pleased to present the June 30, 2002 annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the Trust), a diversified open-end management investment company, was organized by Hirtle Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of eight separate investment portfolios ("the Portfolios"). Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations (specialist managers), selected by, and under the general supervision of the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of eight separate Portfolios, as listed below:

==
                                 The Portfolios

  The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

  The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

  The Small Capitalization Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

  The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

  The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

  The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

  The Fixed Income II Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

  The High Yield Bond Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing in high yield securities (commonly referred to as "junk bonds").

The following discussion summarizes those factors, including relevant market conditions and the investment strategies and techniques of each of the Investment Managers that materially affected the performance of the respective Portfolios during the Trust's fiscal year ended June 30, 2002.

                               Economic Summary

"Irrational exuberance" combined with "insidious greed" during the last few years, and the two produced a market and psychology bubble that carried our U.S. markets to valuation levels that discounted perfection to infinity. It has been a long time since a true bubble was burst and today's investment practitioners are, for the most part, reading about what happened rather than remembering it. Either way, it is hard to appreciate how long it takes for a true bubble to not only burst (that happens quickly) but for the effects to filter through our world's economies. The length of the adjustment to the telecommunications, media, and technology bubble bursting, combined with the terrorist attacks of September 11th, has most likely carried us into "irrational pessimism" territory. This form of pessimism is also a long time between occurrences.

Today's economy is, statistically, in reasonably good shape. Whether you look at retail sales, factory orders, home sales, unemployment claims, or most other coincident or leading indicators, if you were not living through it, you would conclude that our economy was in a recovery mode. The problem is psychology and what that does (and can do) to our reaction to the recovery. Today's experience feels much like the very short recession environment of October 1981--March 1982 (just barely a recession).

In 1982 the markets did not look forward; they waited for more evidence (or for the other shoe to drop), and a rally did not occur until several months after the recession was statistically defined as having ended. In 1982 everyone was worried about another OPEC crisis and the resurgence of stagflation. Today it is terrorism--external terrorism from abroad and internal terrorism from a corrupt corporate system and a regulatory system unable to cope.

This time around we are in a "show me" market that needs real, reported, clean corporate earnings that appear to be sustainable. Like all past periods of corporate excess (remember the Milken period of excess financing for weak mergers or the S&L scandals?) the exposure and meltdown has been relatively rapid but the psychological recovery is taking much longer. We are now in the hangover phase of our twin terrors and we will require firm evidence of a true recovery before we discount much into the future.

The table below shows the results of a very difficult economic and psychological environment. Our recent economic experiences included a serious compression of economic growth from unsustainable heights. We are now in serious bear market territory.

The consumer has held the key to today's economic strengths and that must transition to the industrial sector. We are in a delicate phase of the recovery and it may be some time before we gain confidence that our economic environment has staying power. Meanwhile, the markets have corrected to relative equilibrium in terms of valuations given the low interest rate environment we are in. For most practitioners this low interest rate and inflation environment is a brand new experience and it will take some getting used to.

                      Economic/Capital Markets Commentary

                                          1FQ02  2FQ02  3FQ02  4FQ02  Fiscal 02
                                         ------- ------ ----- ------- ---------
S&P 500 Stock Index/1/.................. -14.68% 10.69% 0.27% -13.40%  -17.99%
Russell 1000(R) Index/2/................ -15.24% 11.12% 0.74% -13.46%  -17.89%
Russell 2000(R) Index/2/................ -20.79% 21.08% 3.99%  -8.35%   -8.60%
MSCI EAFE Index/3/...................... -14.00%  6.97% 0.51%  -2.12%   -9.49%
Lehman Aggregate Bond Index/4/..........   4.62%  0.04% 0.09%   3.70%    8.63%
CS First Boston High Yield Bond Index/5/  -3.97%  5.66% 2.52%  -2.30%    1.62%

In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks. In addition, the discussion includes comparisons between the performance achieved by the Portfolios against an indicator, compiled by an independent statistical monitoring organization, Lipper Inc. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

--------
/1/ The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks.
/2 /Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000(R) Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000(R) Index and the next 2,000 stocks are included in the Russell 2000(R) Index. Unlike the S&P 500 Stock Index, however, the Russell indices are reconstituted each year.
/3/ The Morgan Stanley Capital International Europe, Australasia, and Far East
    Index ("MSCI EAFE Index") which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
/4 /The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.
/5/ The Credit Suisse / First Boston ("CSFB") High Yield Index is designed to mirror the investible universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind ("PIK") bonds. Floating-rate and convertible issues, as well as preferred stock are not included.

                          The Value Equity Portfolio

The investment objective of the Value Equity Portfolio (the "Portfolio") is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, the Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index. The Portfolio is benchmarked against the Russell 1000 Value Index/6/.

During the period covered by this Annual Report, the Portfolio's specialist managers were Institutional Capital Corporation (ICAP) and SSgA Funds Management, Inc. (SSgA). ICAP employs a bottom-up stock picking approach, which is designed to be less sensitive to the structure of the index, but consistent with basic value-oriented strategies. SSgA employs a passive, or index replication, approach to construct its portfolio. As can be seen from the table below, both managers constructed portfolios whose characteristics are consistent with the Trust's policies.

                                     P/E Ratio Yield Average Market Cap
                                     --------- ----- ------------------
         Russell 1000(R) Value Index   26.4x   2.30%   $57.5 billion
         Total Portfolio............   25.5x   2.00%   $52.8 billion
         ICAP.......................   25.1x   1.90%   $48.7 billion
         SSgA.......................   25.9x   2.20%   $58.3 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2002, the Portfolio had a total return of -10.42%, which compares to the Russell 1000(R) Value Index of -8.95%. ICAP's performance was negatively impacted by stock selection. Specifically hard hit were health care stocks and Tyco (one of the victims of the heightened sensitivity to accounting issues).

We present below a chart comparing the Value Equity Portfolio to the Russell 1000(R) Value Index and the Lipper peer group. The comparison below is an average performance result for a group of value managers who are considered to be a peer group of the Value Equity Portfolio managers.

                                    [CHART]

    HC Trust
 Value Equity         Russell 1000/R/      Lipper Average
   Portfolio            Value Index        Large Cap Value
---------------       ---------------      ---------------
   -10.42%                 -8.95%             -13.43%


--------
/6/ The Russell 1000(R) Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

                                    [CHART]



                  Value Equity Portfolio      Russell 1000/R/ Value Index
                  ----------------------      ---------------------------
 8/25/1995               $10,000                       $10,000
12/31/1995                10,960                        11,049
 6/30/1996                11,728                        11,876
12/31/1996                13,288                        13,440
 6/30/1997                15,867                        15,817
12/31/1997                17,390                        18,169
 6/30/1998                19,582                        20,377
12/31/1998                18,980                        21,008
 6/30/1999                21,357                        23,712
12/31/1999                21,047                        22,552
 6/30/2000                20,260                        21,597
12/31/2000                22,351                        24,133
 6/30/2001                22,171                        23,828
12/31/2001                21,655                        22,784
 6/30/2002                19,860                        21,696


Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     5 Year    (8/25/95)
 ------     ------    ---------
(10.42)%     4.59%     10.54%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Value Equity Portfolio from 8/25/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000(R) Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The Growth Equity Portfolio

The investment objective of the Growth Equity Portfolio (the "Portfolio") is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, the Portfolio is oriented toward large capitalization, equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poor's 500 Stock Index. The Portfolio is benchmarked against the Russell 1000 Growth Index/7/.

During the period covered by this Annual Report, the Portfolio's specialist managers were Jennison Associates LLC (Jennison) and SSgA Funds Management, Inc. (SSgA). Jennison, which has served the Portfolio since its inception, employs a bottom-up stock picking approach, which concentrates on the largest, fastest growing multinational companies in the large capitalization growth area. SSgA employs a passive, or index replication, approach to construct its portfolio. As can be seen from the table below, both managers constructed portfolios whose characteristics are consistent with the Trust's policies.

                                         P/E Ratio Yield Average Market Cap
                                         --------- ----- ------------------
     Russell 1000(R) Growth Index.......   33.8x   1.00%    $93.6 billion
     Total Portfolio....................   39.8x   0.90%    $84.1 billion
     Jennison...........................   43.5x   0.80%    $73.0 billion
     SSgA...............................   34.3x   0.90%   $100.7 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2002, the Portfolio had a total return of -25.37%, which compares to the Russell 1000(R) Growth Index return of -26.48%. Jennison performed favorably compared to the benchmark, as the Portfolio became more defensive in response to the difficult earnings environment. Emphasis on consumer discretionary stocks has added relative return to the portfolio.

We present below a chart comparing the Growth Equity Portfolio compared to the Russell 1000(R) Growth Index and the Lipper peer group. The comparison below is an average performance result for a group of growth managers who are considered to be a peer group of the Growth Equity Portfolio managers.


                                    [CHART]

 HC Trust Growth       Russell 1000/R/    Lipper Average
Equity Portfolio        Growth Index     Large Cap Growth
-----------------      ---------------   ------------------
    -25.37%                -26.48%            -25.53%


--------
/7/ The Russell 1000(R) Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

                                    [CHART]

               Growth Equity Portfolio    Russell 1000/R/ Growth Index
               -----------------------    ----------------------------
  8/8/1995            $10,000                     $10,000
12/31/1995             10,240                      10,949
 6/30/1996             11,169                      12,271
12/31/1996             12,299                      13,481
 6/30/1997             13,830                      16,117
12/31/1997             15,748                      17,591
 6/30/1998             18,947                      21,176
12/31/1998             20,872                      24,400
 6/30/1999             24,019                      26,950
12/31/1999             29,672                      32,491
 6/30/2000             30,675                      33,867
12/31/2000             23,620                      25,205
 6/30/2001             20,542                      21,616
12/31/2001             19,053                      20,058
 6/30/2002             15,331                      15,890


Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     5 Year     (8/8/95)
 ------     ------    ---------
(25.37)%     2.08%      6.39%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Growth Equity Portfolio from 8/8/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000(R) Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                  The Small Capitalization Equity Portfolio+

The investment objective of the Small Capitalization Equity Portfolio (the "Portfolio") is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies, and the Portfolio is benchmarked against the Russell 2000 Index. As of June 30, 2002, the Portfolio's specialist managers were Frontier Capital Management Co. (Frontier), Sterling Johnston Capital Management, Inc. (Sterling Johnston), and Geewax, Terker & Co. (Geewax). Geewax is the quantitative (top-down) manager in this portfolio, while Frontier and Sterling Johnston are both bottom-up stock pickers. All three managers are concentrating on the smaller capitalization sector of the U.S. equities market.

As can be seen from the table below, each manager has constructed portfolios whose characteristics are consistent with the Trust's policies.

                                  P/E Ratio Yield Average Market Cap
                                  --------- ----- ------------------
            Russell 2000(R) Index   29.0x   1.20%    $0.7 billion
            Total Portfolio......   28.9x   0.70%    $1.2 billion
            Frontier.............   33.7x   0.40%    $1.7 billion
            Sterling Johnston....   30.2x   0.30%    $0.8 billion
            Geewax...............   22.4x   1.70%    $0.8 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2002, the Portfolio had a total return of -11.88%, which compares to the Russell 2000 Index return of -8.60%. The 2002 fiscal year, much like 2001, was one of very high volatility combined with negative growth stock performance. Frontier, one of our best longer-term performers, was especially negatively effected. Geewax, our value-oriented manager, performed relatively well, but the overall growth tilt of the Portfolio proved difficult given the negative macro environment for growth stocks. Nevertheless, the Portfolio provided diversification benefits to our shareholders' overall equity portfolios.

We present below a chart comparing the Small Capitalization Equity Portfolio compared to the Russell 2000(R) Index and the Lipper peer group. The comparison below is an average performance result for a group of small capitalization managers who are considered to be a peer group of the Small Capitalization Equity Portfolio managers.

                                    [CHART]

   HC Trust
   Small Cap        Russell 2000/R/     Lipper Average
Equity Portfolio         Index          Small Cap Core
----------------    ---------------     --------------
    -11.88%               -8.60%             -3.97%
--------

+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

                                    [CHART]

               Small Capitalization Equity Portfolio      Russell 2000/R/ Index
               -------------------------------------      ---------------------
  9/5/1995                   $10,000                            $10,000
12/31/1995                     9,981                             10,399
 6/30/1996                    11,182                             11,477
12/31/1996                    12,623                             12,114
 6/30/1997                    13,406                             13,350
12/31/1997                    15,020                             14,823
 6/30/1998                    15,102                             15,553
12/31/1998                    14,408                             14,445
 6/30/1999                    15,817                             15,786
12/31/1999                    14,967                             17,515
 6/30/2000                    19,646                             18,047
12/31/2000                    18,461                             16,986
 6/30/2000                    18,925                             18,165
12/31/2001                    17,978                             17,408
 6/30/2002                    16,678                             16,590


Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     5 Year     (9/5/95)
 ------     ------    ---------
(11.88)%     4.46%       7.79%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Small Capitalization Equity Portfolio from 9/5/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 2000(R) Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                     The International Equity Portfolio++

The investment objective of the International Equity Portfolio (the "Portfolio") is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. The International Equity Portfolio is benchmarked against the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). As of June 30, 2002, the specialist managers of Portfolio were Artisan Partners, LP (Artisan) and Capital Guardian Trust Company (CapGuardian). The following table lists key portfolio statistics relevant to the assignment:

                               P/E Ratio Yield Average Market Cap
                               --------- ----- ------------------
               MSCI EAFE Index   31.1x   2.50%   $41.9 billion
               Total Portfolio   31.6x   2.20%   $29.3 billion
               Artisan........   30.3x   2.40%   $27.9 billion
               CapGuardian....   33.1x   2.10%   $30.9 billion

      Source: Evaluation Associates

For the fiscal year ended June 30, 2002, the Portfolio had a total return of -7.05%, which compares to the MSCI EAFE Index return of -9.49%. Both CapGuardian and Artisan performed well within the Portfolio. Artisan's out-performance can be attributed to an underweight in Japan and superior security selection. CapGuardian's excess return was a result of superior security selection and favorable country selection. These things, combined with the weakness of the dollar, produced not only good results relative to MSCI EAFE but provided diversification benefits to our shareholders' overall equity portfolios.

We present below a chart comparing the International Equity Portfolio compared to the MSCI EAFE Index and the Lipper peer group. The comparison below is an average performance result for a group of developed international managers who are considered to be a peer group of the International Equity Portfolio managers.

                                    [CHART]

HC Trust International                    Lipper Average
   Equity Portfolio      MSCI EAFE Index   International
----------------------   ---------------   --------------
       -7.05%                -9.49%           -10.17%

--------
++ International investing involves increased risk and volatility.

                                    [CHART]

                       International Equity              MSCI EAFE
                             Portfolio                     Index
                       --------------------              ---------
 8/17/1995                   $10,000                      $10,000
12/31/1995                    10,714                       10,618
 6/30/1996                    11,515                       11,115
12/31/1996                    12,198                       11,294
 6/30/1997                    13,773                       12,578
12/31/1997                    12,872                       11,527
 6/30/1998                    14,589                       13,381
12/31/1998                    14,875                       13,871
 6/30/1999                    15,345                       14,441
12/31/1999                    19,303                       17,636
 6/30/2000                    18,897                       16,919
12/31/2000                    15,960                       13,086
 6/30/2001                    14,197                       12,973
12/31/2001                    13,422                       11,942
 6/30/2002                    13,195                       11,778


Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     5 Year     (8/17/95)
 ------     ------    ---------
 (7.05)%    (0.86)%     4.12%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan International Equity Portfolio from 8/17/95 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                          The Fixed Income Portfolio

The investment objective of the Fixed Income Portfolio (the "Portfolio") is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

As of June 30, 2002, the Portfolio was managed by Deutsche Asset Management, Inc. (Deutsche). The following table lists key portfolio statistics relevant to the assignment:

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers Aggregate Bond
  Index....................... 7.8 Years 4.3 Years        5.3%            AAA
Total Portfolio............... 7.1 Years 4.6 Years        5.3%            AA+

      Source: Evaluation Associates & Deutsche Asset Management

For the fiscal year ended June 30, 2002, the Portfolio had a total return of 9.11%, which compares to the Lehman Brothers Aggregate Bond Index return of 8.63%. In addition to superior security selection, the portfolio outperformed its benchmark due to the avoidance of lower rated corporate bonds in favor of select corporate investment grade securities of companies with less leverage.

We present below a chart comparing the Fixed Income Portfolio compared to the Lehman Brothers Aggregate Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the Fixed Income Portfolio manager.

                                    [CHART]

 HC Trust Fixed      Lehman Brothers       Lipper Average
Income Portfolio  Aggregate Bond Index  Intermediate Taxable
----------------  --------------------  --------------------
     9.11%               8.63%                  6.72%

                                    [CHART]

                       Fixed Income Portfolio       Lehman Brothers
                       ----------------------       ---------------
7/1/1998                      $10,000                  $10,000
12/31/1998                    $10,456                  $10,458
6/30/1999                     $10,288                  $10,313
12/31/1999                    $10,332                  $10,371
6/30/2000                     $10,750                  $10,784
12/31/2000                    $11,606                  $11,578
6/30/2001                     $12,042                  $11,995
12/31/2001                    $12,648                  $12,553
6/30/2002                     $13,140                  $13,030

Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     3 Year     (7/1/98)
 ------     ------    ---------
 9.11%       8.50%      7.07%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income Portfolio from 7/1/98 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Fixed Income Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                The Intermediate Term Municipal Bond Portfolio

The investment objective of the Intermediate Term Municipal Bond Portfolio (the "Portfolio") is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax, which are referred to as "Municipal Securities." A portion of income may be subject to some state and/or local taxes and for certain investors, a portion may be subject to the federal alternative minimum tax.

As of June 30, 2002, the Portfolio was managed by Deutsche. The following table lists key portfolio statistics relevant to the assignment:

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers 5 Year GO Bond
  Index/8/.................... 4.9 Years 3.9 Years        3.2%            AA
Total Portfolio............... 5.8 Years 4.5 Years        4.0%            AA

      Source: Evaluation Associates & Deutsche Asset Management

For the fiscal year ended June 30, 2002, the Portfolio had a total return of 6.16%, which compares to the Lehman Brothers 5 Year GO Bond Index return of 7.01%. The Portfolio trailed the benchmark as a result of high demand for large, very liquid general obligation bonds that propelled the index during the period. Deutsche believes that these general obligation bonds are not the most attractive municipal bonds and therefore has underweighted them versus the index. Deutsche has, for example, purchased multi-family housing municipal bonds which offer a significant yield advantage over general obligation bonds, but that have not yet benefited from improved pricing.

We present below a chart comparing the Intermediate Term Municipal Bond Portfolio compared to the Lehman Brothers 5 Year GO Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of municipal bond managers who are considered to be a peer group of the Intermediate Term Municipal Bond Portfolio manager.

                                    [CHART]

HC Trust Intermediate
   Term Municipal        Lehman Bros. 5 Year         Lipper Average
     Portfolio               GO Bond Index      Intermediate Municipal
---------------------    -------------------    ----------------------
       6.16%                    7.01%                    6.00%

--------
8 The Lehman Brothers 5 Year GO Index is an unmanaged index of municipal securities that is widely recognized as an indicator of performance of types of securities in which this portfolio invests.

                                    [CHART]

                  Intermediate Term         Lehman Brothers 5 Year
               Municipal Bond Portfolio         GO Bond Index
               ------------------------     ----------------------
  7/1/1998             $10,000                     $10,000
12/31/1998              10,283                      10,347
 6/30/1999              10,244                      10,325
12/31/1999              10,178                      10,415
 6/30/2000              10,494                      10,687
12/31/2000              11,061                      10,994
 6/30/2001              11,397                      11,402
12/31/2001              11,647                      11,650
 6/30/2002              12,100                      12,201

Average Annual Return As of June 30, 2002

                        Since
                      Inception
 1 Year     3 Year     (7/1/98)
 ------     ------    ---------
 6.16%      5.71%       4.88%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers 5 Year GO Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         The Fixed Income II Portfolio

The investment objective of the Fixed Income II Portfolio (the "Portfolio") is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

As of June 30, 2002, the Portfolio was managed by Morgan Stanley Investment LP (Morgan Stanley) and BlackRock Advisors, Inc. (BlackRock). A decision was made during the fiscal year to augment the Morgan Stanley management team; therefore on February 1, 2002, BlackRock was given management responsibilities along with Morgan Stanley. Currently, BlackRock manages approximately 30% of the portfolio, with the ultimate goal being to have an equal distribution of assets between BlackRock and Morgan Stanley. The following table lists key portfolio statistics relevant to the assignment:

                                                                        Average
                               Maturity  Duration  Yield to Maturity Credit Rating
                               --------- --------- ----------------- -------------
Lehman Brothers Aggregate Bond
  Index....................... 7.8 Years 4.3 Years        5.3%            AAA
Total Portfolio............... 8.4 Years 4.4 Years        6.0%            AA+
Morgan Stanley................ 9.0 Years 4.4 Years        6.5%            AA+
BlackRock..................... 7.1 Years 4.5 Years        5.0%            AA+

      Source: Evaluation Associates, Morgan Stanley, & BlackRock

For the fiscal year ended June 30, 2002, the Portfolio had a total return of 7.74%, which compares to the Lehman Brothers Aggregate Bond Index return of 8.63%. The Portfolio trailed the benchmark due to Morgan Stanley's and BlackRock's underexposure to Treasury securities. Morgan Stanley favored investment grade corporate securities which struggled relative to Treasury bonds as accounting controversies and sharp declines in equity markets unfavorably impacted yield spreads. Bond selection in corporates and mortgages also detracted from relative performance for BlackRock.

We present below a chart comparing the Fixed Income II Portfolio compared to the Lehman Brothers Aggregate Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the Fixed Income II Portfolio managers.

                                    [CHART]

  HC Trust Fixed       Lehman Brothers        Lipper Average
Income II Portfolio  Aggregate Bond Index  Intermediate Taxable
-------------------  --------------------  --------------------
      7.74%                 8.63%                  6.72%

                                    [CHART]

                Fixed Income II Portfolio         LB Aggregate Bond TR (Index)
                -------------------------         ---------------------------
9/26/2000                $10,000                           $10,000
9/30/2000                $10,019                           $10,000
12/31/2000               $10,363                           $10,421
3/31/2001                $10,745                           $10,737
6/30/2001                $10,883                           $10,797
9/30/2001                $11,280                           $11,295
12/31/2001               $11,402                           $11,299
3/31/2002                $11,394                           $11,310
6/30/2002                $11,725                           $11,729

Average Annual Return As of June 30, 2002

             Since
           Inception
 1 Year     (9/26/00)
 ------    ---------
 7.74%       9.47%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income II Portfolio from 9/26/00 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Fixed Income II Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The High Yield Portfolio+++

The investment objective of the High Yield Portfolio (the "Portfolio") is to achieve above-average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds").

As of June 30, 2002, the Portfolio was managed by Morgan Stanley. During the year, the high yield markets continued to struggle, as was also the case in the previous year. Telecom continued to experience difficulties and, more recently, the WorldCom, Tyco, Enron (etc.) experiences have made for a very challenging high yield bond landscape. Morgan Stanley continued to suffer with its holdings in telecom and technology but ended the fiscal year feeling that there was a great deal of performance potential embedded in its portfolio. With the start of the Trust's new fiscal year, and as part of the effort to expand the Portfolio's ability to monitor developments and opportunities in this challenging economic environment, the Trust has engaged W.R. Huff Asset Management Co., LLC as a second manager for the High Yield Portfolio.

The following table lists key portfolio statistics relevant to the assignment as of June 30, 2002:

                                                                             Average
                                    Maturity  Duration  Yield to Maturity Credit Rating
                                    --------- --------- ----------------- -------------
CSFB High Yield Bond Index......... 7.1 Years 4.1 Years       12.4%             B
Total Portfolio.................... 6.3 Years 4.0 Years        9.9%            BB

      Source: Evaluation Associates & Morgan Stanley

For the fiscal year ended June 30, 2002, the Portfolio had a total return of -9.35%, which compares to the CSFB High Yield Bond Index return of 1.62%. The Portfolio was hard hit by its exposure to telecommunications, media, and technology (TMT). Exposure in TMT sectors versus other sectors of high yield bonds significantly detracted from performance.

We present below a chart comparing the High Yield Portfolio compared to the CSFB High Yield Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the High Yield Portfolio manager.

                                    [CHART]

    HC Trust
   High Yield      CSFB High Yield     Lipper Average
   Portfolio          Bond Index        High Yield
----------------   ---------------   -----------------
    -9.35%              1.62%               -3.55%

--------
+++ Investing in lower quality or "junk bonds" involves increased risk and volatility.

                                    [CHART]

                       High Yield          CSFB High Yield
                     Bond Portfolio           Bond Index
                     --------------        ---------------
 9/30/2000              $10,000               $10,000
12/31/2000                9,494                 9,235
 3/31/2001                9,962                 9,502
 6/30/2001                9,900                 9,088
 9/30/2001                8,435                 9,506
12/31/2001                8,834                10,043
 3/31/2002                8,627                10,295
 6/30/2002                8,235                10,058

Average Annual Return As of June 30, 2002

             Since
           Inception
 1 Year     (9/26/00)
 ------    ---------
(9.35)%     (10.45)%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan High Yield Bond Portfolio from 9/26/00 to 6/30/02, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the CSFB High Yield Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan High Yield Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  Conclusion

We are pleased with the investment management teams we have retained on behalf of our shareholders. The table below depicts the longer-term (three-year) performance of our portfolios. (Note that the Fixed Income II Portfolio and the High Yield Portfolio do not yet have three-year track records as the inception date of these Portfolios was September 26, 2000.)

                                    [CHART]

HC Trust Value Portfolio      -2.39%
vs.
Russell 1000/R/ Value Index   -2.92%

HC Trust Growth Portfolio     -13.90%
vs.
Russell 1000/R/ Growth Index  -16.16%

HC Trust Small Cap Portfolio  1.78%
vs.
Russell 2000/R/ Index         1.67%

HC Trust International Portfolio  -4.91%
vs.
MSCI EAFE Index                   -6.78%

HC Trust Fixed Income Portfolio        8.50%
vs.
Lehman Brothers Aggregate Bond Index   8.11%

HC Trust Intermediate Municipal Portfolio  5.71%
vs.
Lehman Brothers 5 Year GO Bond Index       6.43%


You will note for the three-year period shown above that, with the exception of our Intermediate Municipal Bond Portfolio, the Portfolios have exceeded their index benchmarks. Short-term measurement periods (three years or less) expose one to periods of volatility and unique circumstances (such as the technology run-up and subsequent meltdown) that can distort a manager's apparent effectiveness. We try to eliminate this near-term "noise" by focusing on our Portfolios' longer-term records.

You can rest assured that we are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we continue to devote substantial resources to this effort.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total assets at the end of the fiscal year of $2.2 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings assists in maximizing returns for our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,

/s/ Donald E. Callaghan

Donald E. Callaghan
President

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments -- June 30, 2002

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Common Stocks -- 97.80%
           Institutional Capital Corp. -- 55.82%
           Aerospace/Defense -- 1.01%
    30,500 General Dynamics Corp........... $   3,243,675
                                            -------------
           Automobile Production -- 1.40%
    84,150 General Motors Corp.............     4,497,818
                                            -------------
           Banking -- 4.91%
   157,700 Bank One Corp...................     6,068,295
   120,400 FleetBoston Financial Corp......     3,894,940
   116,950 Wells Fargo & Co................     5,854,517
                                            -------------
                                               15,817,752
                                            -------------
           Beverages -- 1.70%
   105,950 Diageo PLC - ADR................     5,472,318
                                            -------------
           Computer Software & Services -- 1.03%
    89,550 Electronic Data Systems Corp....     3,326,783
                                            -------------
           Computer Systems -- 0.82%
    36,900 International Business Machines
            Corp...........................     2,656,800
                                            -------------
           Conglomerates -- 2.67%
   125,400 Dow Chemical Co.................     4,311,252
   121,367 Honeywell International, Inc....     4,275,759
                                            -------------
                                                8,587,011
                                            -------------
           Construction Materials & Supplies -- 1.17%
    77,250 Caterpillar, Inc................     3,781,388
                                            -------------
           Electronic Components & Instruments -- 3.04%
   113,800 Intel Corp......................     2,079,126
   217,921 Koninklijke Philips Electronics
            NV - ADR.......................     6,014,620
   278,200 Solectron Corp. (b).............     1,710,930
                                            -------------
                                                9,804,676
                                            -------------
           Financial Services -- 6.48%
   191,762 Citigroup, Inc..................     7,430,777
    70,650 Fannie Mae......................     5,210,437
    62,900 Goldman Sachs Group, Inc........     4,613,715
    72,400 Household International, Inc....     3,598,280
                                            -------------
                                               20,853,209
                                            -------------
           Forest Products & Paper -- 1.02%
    51,650 Weyerhaeuser Co.................     3,297,853
                                            -------------
           Health Care -- 1.29%
    87,450 HCA, Inc........................     4,153,875
                                            -------------
           Home Products -- 1.68%
    87,450 Kimberly-Clark Corp.............     5,421,900
                                            -------------
           Hotels & Lodging -- 1.38%
   279,600 Cendant Corp. (b)...............     4,440,048
                                            -------------
           Insurance -- 4.87%
    28,850 Cigna Corp......................     2,810,567
   100,400 Loews Corp......................     5,320,196

                           Security
  Shares                  Description                  Value
  ------                  -----------                  -----
              Insurance (continued)
   184,400    MetLife, Inc........................ $   5,310,720
   127,400    Travelers Property & Casualty Corp.,
               Class A (b)........................     2,254,980
                                                   -------------
                                                      15,696,463
                                                   -------------
              Media -- 2.42%
   464,200    Liberty Media Corp., Class A (b)....     4,642,000
   159,657    News Corp. Ltd. - ADR...............     3,153,226
                                                   -------------
                                                       7,795,226
                                                   -------------
              Medical Equipment & Supplies -- 1.06%
    27,100    Becton, Dickinson & Co..............       933,595
    81,600    Guidant Corp. (b)...................     2,466,768
                                                   -------------
                                                       3,400,363
                                                   -------------
              Oil & Gas -- 4.96%
   136,700    Conoco, Inc.........................     3,800,260
    98,841    EnCana Corp.........................     3,024,535
   128,823    Exxon Mobil Corp....................     5,271,436
    65,250    Phillips Petroleum Co...............     3,841,920
                                                   -------------
                                                      15,938,151
                                                   -------------
              Pharmaceuticals -- 2.54%
   133,150    Bristol-Myers Squibb Co.............     3,421,955
   193,100    Schering-Plough Corp................     4,750,260
                                                   -------------
                                                       8,172,215
                                                   -------------
              Publishing & Printing -- 1.40%
    59,482    Gannett Co., Inc....................     4,514,684
                                                   -------------
              Restaurants -- 1.71%
   193,400    McDonald's Corp.....................     5,502,230
                                                   -------------
              Retail -- 2.89%
    81,500    Sears, Roebuck & Co.................     4,425,450
   127,900    Target Corp.........................     4,872,990
                                                   -------------
                                                       9,298,440
                                                   -------------
              Telecommunications -- 2.59%
   284,700    AT&T Corp...........................     3,046,290
   132,194    Verizon Communications, Inc.........     5,307,589
                                                   -------------
                                                       8,353,879
                                                   -------------
              Utilities -- 1.78%
    72,100    American Electric Power, Inc........     2,885,442
    67,450    Entergy Corp........................     2,862,578
                                                   -------------
                                                       5,748,020
                                                   -------------
              Total -- Institutional Capital Corp.
               (cost $178,354,629)................   179,774,777
                                                   -------------
              SSgA Funds Management, Inc. -- 41.98%
              Advertising/Marketing -- 0.03%
       652    Lamar Advertising Co. (b)...........        24,261
       800    TMP Worldwide, Inc. (b).............        17,200
     1,490    Valassis Communications, Inc. (b)...        54,385
                                                   -------------
                                                          95,846
                                                   -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                         Security
  Shares                Description                  Value
  ------                -----------                  -----
           Common Stocks (continued)
           SSgA Funds Management, Inc. (continued)
           Aerospace/Defense -- 0.50%
     8,324 Boeing Co............................ $     374,580
     2,813 Goodrich Corp........................        76,851
     8,399 Lockheed Martin Corp.................       583,731
     2,779 Northrop Grumman Corp................       347,375
     7,812 Rockwell Collins, Inc................       214,205
       200 Titan Corp. (b)......................         3,658
                                                 -------------
                                                     1,600,400
                                                 -------------
           Airlines & Services -- 0.12%
     4,500 AMR Corp. (b)........................        75,870
     1,800 Continental Airlines, Class B (b)....        28,404
     3,600 Delta Air Lines, Inc.................        72,000
       100 Jetblue Airways Corp. (b)............         4,556
     1,600 Northwest Airlines Corp., Class A (b)        19,296
       600 SkyWest, Inc.........................        14,034
    11,089 Southwest Airlines Co................       179,198
                                                 -------------
                                                       393,358
                                                 -------------
           Auto Parts -- 0.37%
       800 American Axle & Manufacturing
            Holdings, Inc. (b)..................        23,792
     2,812 Autoliv, Inc.........................        70,862
       800 BorgWarner, Inc......................        46,208
     1,900 Cooper Tire & Rubber Co..............        39,045
     4,300 Dana Corp............................        79,679
    16,201 Delphi Automotive Systems Corp.......       213,853
     5,067 Genuine Parts Co.....................       176,686
     4,100 Goodyear Tire & Rubber Co............        76,711
     1,883 Lear Corp. (b).......................        87,089
       200 O'Reilly Automotive, Inc. (b)........         5,512
     3,150 Paccar, Inc..........................       139,829
     3,073 TRW, Inc.............................       175,100
     3,800 Visteon Corp.........................        53,960
                                                 -------------
                                                     1,188,326
                                                 -------------
           Automobile Production -- 0.58%
    52,266 Ford Motor Co........................       836,256
    16,129 General Motors Corp..................       862,095
    12,118 General Motors Corp., Class H (b)....       126,027
     1,576 Navistar International Corp..........        50,432
                                                 -------------
                                                     1,874,810
                                                 -------------
           Banking -- 6.04%
    10,400 AmSouth Bancorporation...............       232,752
     2,190 Associated Banc-Corp.................        82,585
     2,434 Astoria Financial Corp...............        78,010
     2,300 BancorpSouth, Inc....................        46,460
    44,358 Bank of America Corp.................     3,121,028
     2,100 Bank of Hawaii Corp..................        58,800
    13,749 Bank of New York Co., Inc............       464,029
    33,873 Bank One Corp........................     1,303,432

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Banking (continued)
     4,200 Banknorth Group, Inc............. $     109,284
    13,830 BB&T Corp........................       533,838
       400 BOK Financial, Corp. (b).........        13,384
       600 Capitol Federal Financial........        15,648
     6,337 Charter One Financial, Inc.......       217,866
     1,300 Citizens Banking Corp............        37,674
     1,148 City National Corp...............        61,705
     3,500 Colonial BankGroup, Inc..........        52,500
     5,187 Comerica, Inc....................       318,482
     1,715 Commerce Bancshares, Inc.........        75,872
     3,672 Compass Bancshares, Inc..........       123,379
     1,466 Cullen/Frost Bankers, Inc........        52,703
     1,400 First Midwest Bancorp, Inc.......        38,892
     3,700 First Tennessee National Corp....       141,710
     1,400 First Virginia Banks, Inc........        75,068
     2,420 FirstMerit Corp..................        66,744
    30,144 FleetBoston Financial Corp.......       975,158
     1,300 FNB Corp.........................        35,698
     2,975 Fulton Financial Corp............        56,317
     2,099 Golden State Bancorp, Inc........        76,089
     1,100 Greater Bay Bancorp..............        33,836
     2,500 GreenPoint Financial Corp........       122,750
     4,618 Hibernia Corp....................        91,390
     2,000 Hudson City Bancorp, Inc.........        39,500
       900 Hudson United Bancorp............        25,704
     7,100 Huntington Bancshares, Inc.......       137,882
     1,500 Independence Community Bank Corp.        43,095
    12,232 KeyCorp..........................       333,934
     2,300 M & T Bank Corp..................       197,248
     6,148 Marshall & Ilsley Corp...........       190,158
     6,525 Mellon Financial Corp............       205,081
     2,000 Mercantile Bankshares Corp.......        82,060
    17,562 National City Corp...............       583,937
     5,910 National Commerce Financial Corp.       155,433
     3,499 North Fork Bancorporation, Inc...       139,295
     2,920 Northern Trust Corp..............       128,655
     1,760 Old National Bancorp.............        44,792
       300 Park National Corp...............        25,800
       700 People's Bank....................        18,277
     8,198 PNC Bank Corp....................       428,591
     3,960 Popular, Inc.....................       133,373
     2,150 Roslyn Bancorp, Inc..............        46,935
     1,200 Silicon Valley Bancshares (b)....        31,632
     2,000 Sky Financial Group, Inc.........        42,300
    10,000 SouthTrust Corp..................       261,200
     7,550 Sovereign Bancorp, Inc...........       112,873
     7,140 SunTrust Banks, Inc..............       483,521
       900 TCF Financial Corp...............        44,190
     1,300 Trustmark Corp...................        33,215
    55,159 U.S. Bancorp.....................     1,287,962
     5,876 Union Planters Corp..............       190,206
     1,495 UnionBanCal Corp.................        70,041

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                           Security
  Shares                  Description                 Value
  ------                  -----------                 -----
              Common Stocks (continued)
              SSgA Funds Management, Inc. (continued)
              Banking (continued)
     2,725    Valley National Bancorp............ $      75,755
    39,425    Wachovia Corp......................     1,505,246
     1,840    Washington Federal, Inc............        46,478
    28,126    Washington Mutual, Inc.............     1,043,755
     1,400    Webster Financial Corp.............        53,536
    44,961    Wells Fargo Co.....................     2,250,747
       700    West America Bankcorporation.......        27,692
     1,100    Whitney Holding Corp...............        33,814
     1,900    Wilmington Trust Corp..............        57,950
     2,660    Zions Bancorp......................       138,586
                                                  -------------
                                                     19,463,532
                                                  -------------
              Beverages -- 0.32%
       844    Adolph Coors Co., Class B..........        52,581
     8,429    Anheuser-Busch Co., Inc............       421,450
     8,717    Coca-Cola Co.......................       488,152
       400    Coca-Cola Enterprises, Inc.........         8,832
     1,200    Constellation Brands, Inc.,
               Class A (b).......................        38,400
     2,450    PepsiAmericas, Inc.................        36,603
                                                  -------------
                                                      1,046,018
                                                  -------------
              Biotechnology -- 0.04%
       600    Genentech, Inc. (b)................        20,100
       800    Genzyme Corp. (b)..................        15,392
     1,500    ICOS Corp. (b).....................        25,440
     3,500    Millenium Pharmaceuticals (b)......        42,525
     1,730    Quintiles Transnational Corp. (b)..        21,608
                                                  -------------
                                                        125,065
                                                  -------------
              Broadcasting -- 0.35%
     2,264    Cablevision Systems Corp. (b)......        21,417
     1,300    Cablevision Systems Corp. - Rainbow
               Media Group (b)...................        11,375
     2,765    Charter Communications, Inc. (b)...        11,281
     7,443    Clear Channel Communications,
               Inc. (b)..........................       238,325
    25,628    Comcast Corp., Class A (b).........       610,972
     5,705    Cox Communications, Inc.,
               Class A (b).......................       157,173
       300    Cox Radio, Inc. (b)................         7,230
        57    Entercom Communications Corp. (b)..         2,616
     1,300    Entravision Communications Corp.,
               Class A (b).......................        15,925
       500    Hearst-Argyle Television, Inc. (b).        11,275
       600    Hispanic Broadcasting Corp.,
               Class A (b).......................        15,660
     1,000    Radio One, Inc. (b)................        14,870
     2,000    UnitedGlobalCom, Inc. (b)..........         5,500
       820    USA Networks, Inc. (b).............        19,229
                                                  -------------
                                                      1,142,848
                                                  -------------

                             Security
  Shares                    Description                   Value
  ------                    -----------                   -----
              Business Services -- 0.07%
       400    Dun & Bradstreet Corp. (b)............. $      13,220
       300    Equifax, Inc...........................         8,100
       100    Getty Images, Inc. (b).................         2,177
       100    Global Payments, Inc...................         2,975
     4,200    IKON Office Solutions, Inc.............        39,480
       700    Manpower, Inc..........................        25,725
       700    Polycom, Inc. (b)......................         8,393
     8,700    ServiceMaster Co.......................       119,364
       500    Viad Corp..............................        13,000
                                                      -------------
                                                            232,434
                                                      -------------
              Casinos/Gaming -- 0.05%
       149    Harrah's Entertainment, Inc. (b).......         6,608
     1,020    Mandalay Resort Group (b)..............        28,121
     1,810    MGM Grand, Inc. (b)....................        61,088
     7,800    Park Place Entertainment Corp. (b).....        79,950
                                                      -------------
                                                            175,767
                                                      -------------
              Chemicals -- 1.24%
     6,600    Air Products & Chemicals, Inc..........       333,102
       800    Albemarle Corp.........................        24,600
     1,580    Cabot Corp.............................        45,267
    26,218    Dow Chemical Co........................       901,375
    28,612    E.I. Du Pont De Nemours & Co...........     1,270,372
     2,200    Eastman Chemical Co....................       103,180
     3,750    Engelhard Corp.........................       106,200
     2,300    Hercules, Inc. (b).....................        26,680
     3,100    IMC Global, Inc........................        38,750
     1,146    International Flavors & Fragrance, Inc.        37,234
     1,459    Lubrizol Corp..........................        48,877
     1,100    Monsanto Co............................        19,580
       700    OM Group, Inc..........................        43,400
     4,852    PPG Industries, Inc....................       300,339
     4,663    Praxair, Inc...........................       265,651
     4,500    Rohm & Haas Co.........................       182,205
     3,700    Sherwin-Williams Co....................       110,741
     1,720    Sigma-Aldrich Corp.....................        86,258
     1,000    Valspar Corp...........................        45,140
                                                      -------------
                                                          3,988,951
                                                      -------------
              Clothing/Apparel -- 0.19%
     4,600    Burlington Industries, Inc.............       174,799
     3,200    Jones Apparel Group, Inc. (b)..........       120,000
     3,092    Liz Claiborne, Inc.....................        98,326
       600    Nike, Inc., Class B....................        32,190
     2,689    Nordstrom, Inc.........................        60,906
       900    Polo Ralph Lauren Corp. (b)............        20,160
       100    Talbots, Inc...........................         3,500
     2,400    VF Corp................................        94,104
                                                      -------------
                                                            603,985
                                                      -------------
              Computer Software & Services -- 0.68%
       600    Acxiom Corp. (b).......................        10,494
       100    Advent Software, Inc. (b)..............         2,570

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                 Value
  ------              -----------                 -----
           Common Stocks (continued)
           SSgA Funds Management, Inc. (continued)
           Computer Software & Services (continued)
       400 Alliance Data Systems Corp. (b)... $      10,220
    65,200 AOL-Time Warner, Inc. (b).........       959,091
       400 Applera Corp......................         7,796
     2,422 Autodesk, Inc.....................        32,092
     3,100 BMC Software, Inc. (b)............        51,460
       861 Ceridian Corp. (b)................        16,342
       900 CheckFree Corp. (b)...............        14,076
       700 Citrix Systems, Inc. (b)..........         4,228
    11,500 Computer Associates International,
            Inc..............................       182,735
     4,257 Computer Sciences Corp. (b).......       203,485
     5,310 Compuware Corp. (b)...............        32,232
     2,156 Electronic Data Systems Corp......        80,095
    28,200 EMC Corp. (b).....................       212,909
       600 Gtech Holdings Corp. (b)..........        15,324
     4,000 i2 Technologies, Inc. (b).........         5,920
     1,500 Integrated Device Technology,
            Inc. (b).........................        27,210
     2,361 NCR Corp. (b).....................        81,691
       100 Perot Systems Corp., Class A (b)..         1,089
       700 Rational Sotware Corp. (b)........         5,747
       400 RealNetworks, Inc. (b)............         1,628
     2,500 Storage Technology Corp. (b)......        39,925
     1,420 Sybase, Inc. (b)..................        14,981
     3,300 Symbol Technologies, Inc..........        28,050
       300 Ticketmaster Online-CitySearch,
            Inc. (b).........................         5,613
     7,669 Unisys Corp. (b)..................        69,021
     3,200 Verisign, Inc. (b)................        23,008
     1,700 Veritas Software Corp. (b)........        33,643
     4,376 WebMD Corp. (b)...................        24,637
                                              -------------
                                                  2,197,312
                                              -------------
           Computer Systems -- 0.17%
    10,261 3Com Corp. (b)....................        45,148
    10,305 Apple Computer, Inc. (b)..........       182,605
     5,100 Gateway, Inc. (b).................        22,644
     1,700 Ingram Micro, Inc. (b)............        23,375
    48,200 Sun Microsystems, Inc. (b)........       241,482
     1,020 Tech Data Corp. (b)...............        38,607
                                              -------------
                                                    553,861
                                              -------------
           Conglomerates -- 1.09%
     3,062 3M Co.............................       376,626
     2,200 ALLETE, Inc.......................        59,620
     5,800 Dover Corp........................       203,000
     4,300 Fortune Brands, Inc...............       240,800
     1,000 Hawaiian Electric Industries, Inc.        42,550
    21,470 Honeywell International, Inc......       756,389
     2,400 ITT Industries, Inc...............       169,440
     1,378 Pentair, Inc......................        66,254

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Conglomerates (continued)
    11,503 Raytheon Co..................... $     468,747
     4,671 Rockwell International Corp.....        93,327
       622 SPX Corp. (b)...................        73,085
       700 Teleflex, Inc...................        40,005
     1,254 Temple-Inland, Inc..............        72,556
     3,360 Textron, Inc....................       157,584
     8,559 United Technologies Corp........       581,156
     2,200 W.W. Grainger, Inc..............       110,220
                                            -------------
                                                3,511,359
                                            -------------
           Construction Materials & Supplies -- 0.33%
     9,956 Caterpillar, Inc................       487,346
     1,973 Fluor Corp......................        76,848
       864 Lafarge Corp....................        30,370
     1,400 Martin Marietta Materials, Inc..        54,600
     7,205 Masco Corp......................       195,328
     3,300 RPM, Inc........................        50,325
     1,400 Timken Co.......................        31,262
     2,570 Vulcan Materials Co.............       112,566
     1,100 York International Corp.........        37,169
                                            -------------
                                                1,075,814
                                            -------------
           Consumer Goods & Services -- 0.01%
       400 Church & Dwight Co., Inc........        12,532
     1,300 Dial Corp.......................        26,026
                                            -------------
                                                   38,558
                                            -------------
           Consumer Products & Services -- 0.02%
     1,600 Pittston Co.....................        38,400
       400 The Scotts Company (b)..........        18,160
                                            -------------
                                                   56,560
                                            -------------
           Containers/Packaging -- 0.14%
       800 Avery Dennison Corp.............        50,200
     1,300 Ball Corp.......................        53,924
     1,400 Bemis Co., Inc..................        66,500
     3,200 Owens-Illinois, Inc. (b)........        43,968
     1,700 Packaging Corporation of
            America (b)....................        33,813
     4,524 Pactiv Corp. (b)................       107,672
       260 Sealed Air Corp. (b)............        10,470
     2,754 Sonoco Products Co..............        77,993
                                            -------------
                                                  444,540
                                            -------------
           Electronic Components & Instruments -- 1.85%
    21,181 Agere Systems Inc., Class B (b).        31,772
     6,993 Agilent Technologies, Inc. (b)..       165,384
     4,100 American Power Conversion
            Corp. (b)......................        51,783
     4,300 Applied Micro Circuits Corp. (b)        20,339
     2,156 Arrow Electronics, Inc. (b).....        44,737
     3,500 Atmel Corp. (b).................        21,910
     3,300 Avnet, Inc......................        72,567
     1,520 AVX Corp........................        24,822

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                           Security
  Shares                  Description                 Value
  ------                  -----------                 -----
              Common Stocks (continued)
              SSgA Funds Management, Inc. (continued)
              Electronic Components & Instruments (continued)
     2,700    Broadcom Corp. (b)................. $      47,358
     2,096    Diebold, Inc.......................        78,055
     2,000    Eaton Corp.........................       145,500
    12,164    Emerson Electric Co................       650,896
     2,251    Energizer Holdings, Inc. (b).......        61,722
     3,971    General Dynamics Corp..............       422,316
    78,029    Hewlett Packard Co.................     1,192,283
     1,393    Hubbell, Inc., Class B.............        47,571
    26,548    International Business Machines
               Corp..............................     1,911,456
       200    International Rectifier Corp. (b)..         5,830
     1,200    Intersil Holding Corp. (b).........        25,656
       400    Jabil Circuit, Inc. (b)............         8,444
     2,559    Johnson Controls, Inc..............       208,840
     2,500    KEMET Corp. (b)....................        44,650
     7,700    Micron Technology, Inc. (b)........       155,694
       559    Molex, Inc.........................        18,743
     3,386    Parker-Hannifin Corp...............       161,817
     1,900    PerkinElmer, Inc...................        20,995
     7,000    Sanmina-SCI Corp. (b)..............        44,170
    11,870    Solectron Corp. (b)................        73,001
     1,933    Tektronix, Inc. (b)................        36,166
     1,100    Teradyne, Inc. (b).................        25,850
     3,500    Thermo Electron Corp. (b)..........        57,750
     3,569    Vishay Intertechnology, Inc. (b)...        78,518
                                                  -------------
                                                      5,956,595
                                                  -------------
              Entertainment -- 0.35%
       700    Metro-Goldwyn-Mayer, Inc. (b)......         8,190
    58,838    The Walt Disney Co.................     1,112,038
                                                  -------------
                                                      1,120,228
                                                  -------------
              Financial Services -- 4.27%
     2,320    A.G. Edwards, Inc..................        90,178
       100    Affiliated Managers Group, Inc. (b)         6,150
       600    Allied Capital Corp................        13,590
     2,210    Ambac Financial Group, Inc.........       148,512
    12,837    American Express Co................       466,240
       500    Americredit Corporation (b)........        14,025
     2,700    Bear Stearns Companies, Inc........       165,240
   120,786    Citigroup, Inc.....................     4,680,457
     3,023    Countrywide Credit Industries, Inc.       145,860
       300    Doral Financial Corp...............        10,017
       600    Downey Financial Corp..............        28,380
     4,300    E*TRADE Group, Inc. (b)............        23,478
     4,911    Franklin Resources, Inc............       209,405
     1,360    Freddie Mac........................        83,232
     3,637    Golden West Financial Corp.........       250,153
     6,977    Goldman Sachs Group, Inc...........       511,763
     7,165    Hartford Financial Services
               Group, Inc........................       426,103

                         Security
  Shares                Description                  Value
  ------                -----------                  -----
           Financial Services (continued)
    10,914 Household International, Inc......... $     542,426
     1,700 IndyMac Mortgage Holdings, Inc. (b)..        38,556
     1,200 Instinet Group, Inc. (b).............         7,824
     1,000 Interactive Data Corporation (b).....        14,560
    57,431 J.P. Morgan Chase & Co...............     1,948,059
     8,458 John Hancock Financial Services, Inc.       297,722
       150 John Nuveen Co., Class A.............         3,855
     1,200 LaBranche & Co., Inc. (b)............        27,480
       800 Legg Mason, Inc......................        39,472
     7,071 Lehman Brothers Holdings, Inc........       442,079
    24,746 Merrill Lynch & Co., Inc.............     1,002,213
     2,624 MGIC Investment Corp.................       177,907
    31,772 Morgan Stanley Dean Witter & Co......     1,368,737
       600 Nationwide Financial Services, Inc...        23,700
       100 Neuberger Berman, Inc................         3,660
     2,100 New York Community Bancorp...........        56,910
       600 Provident Financial Group, Inc.......        17,406
     4,600 Providian Financial Corp.............        27,048
     1,100 Raymond James Financial, Inc.........        31,317
     6,600 Regions Financial Corp...............       231,990
     5,631 Stilwell Financial, Inc..............       102,484
       100 Student Loan Corp....................         8,284
     1,994 T. Rowe Group, Inc...................        65,563
                                                 -------------
                                                    13,752,035
                                                 -------------
           Food - Retail -- 0.25%
    10,909 Albertson's, Inc.....................       332,288
     5,300 Kroger Co. (b).......................       105,470
     8,300 Safeway, Inc. (b)....................       242,277
     3,893 Supervalu, Inc.......................        95,495
     1,900 Winn-Dixie Stores, Inc...............        29,621
                                                 -------------
                                                       805,151
                                                 -------------
           Food Processing -- 0.73%
    16,505 Archer-Daniels-Midland Co............       211,099
     6,481 Campbell Soup Co.....................       179,264
    15,533 ConAgra Foods, Inc...................       429,488
     2,600 Dean Foods Co. (b)...................        96,980
     1,200 Dole Food Co., Inc...................        34,620
     2,999 General Mills, Inc...................       132,196
     5,215 H.J. Heinz Co........................       214,337
     1,400 Hershey Foods Corp...................        87,500
     2,198 Hormel Foods Corp....................        52,620
     3,400 Kellogg Co...........................       121,924
     5,937 Kraft Foods, Inc.....................       243,120
     1,920 McCormick & Co., Inc.................        49,440
       300 Performance Food Group Co. (b).......        10,158
    11,300 Sara Lee Corp........................       233,232
     3,200 Smithfield Foods, Inc. (b)...........        59,360
     6,518 Tyson Foods, Inc., Class A...........       101,094
     1,540 William Wrigley Jr. Co...............        85,239
                                                 -------------
                                                     2,341,671
                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                Value
  ------              -----------                -----
            Common Stocks (continued)
            SSgA Funds Management, Inc. (continued)
            Furniture & Fixtures -- 0.07%
       400  Ethan Allen Interiors, Inc...... $      13,940
     1,500  Hillenbrand Industry, Inc.......        84,225
     1,500  HON Industries, Inc.............        40,830
     3,840  Leggett & Platt, Inc............        89,856
                                             -------------
                                                   228,851
                                             -------------
            Health Care -- 0.11%
       504  Anthem, Inc. (b)................        34,010
       400  Community Health Sys Inc
             New Com (b)....................        10,720
     2,500  Health Net, Inc. (b)............        66,925
     4,856  Humana, Inc. (b)................        75,899
     1,722  Manor Care, Inc. (b)............        39,606
     1,170  McKesson Corp...................        38,259
     1,000  Omnicare, Inc...................        26,260
       100  Orthodontic Centers Of America,
             Inc. (b).......................         2,305
       400  Renal Care Group, Inc. (b)......        12,460
     1,000  Triad Hospitals, Inc. (b).......        42,380
                                             -------------
                                                   348,824
                                             -------------
            Homebuilding/Development -- 0.15%
     1,800  Centex Corp.....................       104,022
     2,600  Clayton Homes, Inc..............        41,080
     2,753  D. R. Horton, Inc...............        71,661
     1,300  KB Home.........................        66,963
     1,400  Lennar Corp.....................        85,680
     1,442  Pulte Homes, Inc................        82,886
     1,300  Toll Brothers, Inc. (b).........        38,090
                                             -------------
                                                   490,382
                                             -------------
            Hotels & Lodging -- 0.26%
    31,334  Cendant Corp. (b)...............       497,584
     1,600  Extended Stay America, Inc. (b).        25,952
     7,670  Hilton Hotels Corp..............       106,613
     2,539  Marriott International, Inc.,
             Class A........................        96,609
     3,200  Starwood Hotels & Resorts
             Worldwide, Inc.................       105,248
                                             -------------
                                                   832,006
                                             -------------
            Household Products & Appliances -- 0.87%
     1,000  Alberto-Culver Co., Class B.....        47,800
       250  American Standard Companies,
             Inc. (b).......................        18,775
     6,813  Avon Products, Inc..............       355,911
     2,487  Clorox Co.......................       102,837
     1,800  Colgate-Palmolive Co............        90,090
       876  Estee Lauder Cos., Inc., Class A        30,835
    12,491  Gillette Co.....................       423,070
     7,330  Newell Rubbermaid, Inc..........       256,990

                       Security
  Shares              Description                 Value
  ------              -----------                 -----
           Household Products & Appliances (continued)
    15,236 Procter & Gamble Co............... $   1,360,576
     1,890 Whirlpool Corp....................       123,530
                                              -------------
                                                  2,810,414
                                              -------------
           Insurance -- 2.62%
       900 21st Century Insurance Group......        17,100
     4,165 Aetna, Inc........................       199,795
     7,700 AFLAC, Inc........................       246,400
       115 Alleghany Corp. (b)...............        21,965
     1,500 Allmerica Financial Corp..........        69,300
    20,465 Allstate Corp.....................       756,796
       909 American Financial Group, Inc.....        21,725
    37,267 American International Group, Inc.     2,542,728
       300 American National Insurance Co....        28,890
     1,200 Amerus Group Co...................        44,520
     6,883 Aon Corp..........................       202,911
     4,683 Chubb Corp........................       331,556
     3,763 Cigna Corp........................       366,591
     3,946 Cincinnati Financial Corp.........       183,607
       700 CNA Financial Corp. (b)...........        18,550
       700 Erie Indemnity, Inc...............        28,357
     2,729 Fidelity National Financial, Inc..        86,236
     2,100 First American Financial
            Corporation......................        48,300
     1,494 HCC Insurance Holdings, Inc.......        39,367
     4,355 Jefferson-Pilot Corp..............       204,685
     1,000 Leucadia National Corp............        31,660
     5,367 Lincoln National Corp.............       225,414
     3,896 Loews Corp........................       206,449
       200 Markel Corp. (b)..................        39,400
       400 Marsh & McLennan Companies, Inc...        38,640
     4,256 MBIA, Inc.........................       240,592
       700 Mercury General Corp..............        33,950
     8,531 MetLife, Inc......................       245,693
     1,300 MONY Group, Inc...................        44,213
     3,430 Old Republic International Corp...       108,045
     2,876 Phoenix Co., Inc..................        52,775
     2,580 PMI Group, Inc....................        98,556
     8,882 Principal Financial Group (b).....       275,342
     2,220 Progressive Corp..................       128,427
     2,000 Protective Life Corp..............        66,200
     2,580 Radian Group, Inc.................       126,033
       500 Reinsurance Group of America, Inc.        15,410
     3,700 SAFECO Corp.......................       114,293
     6,000 St. Paul Cos., Inc................       233,520
       900 StanCorp Financial Group, Inc.....        49,950
     3,470 Torchmark Corp....................       132,554
       610 Transatlantic Holdings, Inc.......        48,800
     7,729 Travelers Property Casualty Corp.,
            Class A (b)......................       136,803
       229 Trigon Healthcare, Inc. (b).......        23,033
     1,300 Unitrin, Inc......................        46,501

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                         Security
  Shares                Description                  Value
  ------                -----------                  -----
            Common Stocks (continued)
            SSgA Funds Management, Inc. (continued)
            Insurance (continued)
     6,995  UnumProvident Corp.................. $     178,023
       700  W.R. Berkley........................        38,500
        47  Wesco Financial Corp................        14,175
                                                 -------------
                                                     8,452,330
                                                 -------------
            Machinery, Tools & Engineering -- 0.30%
     1,000  AGCO Corp...........................        19,500
     1,000  AptarGroup, Inc.....................        30,750
     1,800  Arvinmeritor Inc....................        43,200
       100  Black & Decker Corp.................         4,820
     1,514  Crane Co............................        38,425
     1,000  Cummins, Inc........................        33,100
     6,855  Deere & Co..........................       328,355
       400  Donaldson Company, Inc..............        14,016
       200  Flowserve Corp. (b).................         5,960
     3,334  Illinois Tool Works, Inc............       227,712
       400  Jacobs Engineering Group, Inc. (b)..        13,912
       800  Lancaster Colony Corporation........        28,528
       300  Novellus Systems (b)................        10,200
     3,125  Pall Corp...........................        64,844
       500  Shaw Group, Inc. (b)................        15,350
     1,700  Snap-On, Inc........................        50,473
       700  Stanley Works.......................        28,707
       100  Zebra Technologies, Class A (b).....         4,822
                                                 -------------
                                                       962,674
                                                 -------------
            Manufacturing -- 0.01%
     1,200  Harsco Corp.........................        45,000
                                                 -------------
            Media -- 0.65%
       950  Emmis Communications Corp. (b)......        20,131
     2,025  Fox Entertainment Group, Inc. (b)...        44,044
     3,210  Gemstar-TV Guide International,
             Inc. (b)...........................        17,302
    74,834  Liberty Media Corp., Class A (b)....       748,340
       400  Media General, Inc..................        24,000
     1,000  Meredith Corp.......................        38,350
    26,905  Viacom, Inc., Class B (b)...........     1,193,774
                                                 -------------
                                                     2,085,941
                                                 -------------
            Medical Equipment & Supplies -- 0.14%
     1,305  Apogent Technologies, Inc. (b)......        26,844
     1,400  Bausch & Lomb, Inc..................        47,390
     6,368  Becton, Dickinson & Co..............       219,377
     1,472  C.R. Bard, Inc......................        83,286
       600  Coventry Health Care, Inc. (b)......        17,052
       500  Edwards Lifesciences Corporation (b)        11,600
       400  Henry Schein, Inc. (b)..............        17,800
       900  Invitrogen Corp. (b)................        28,809
       200  Ribapharm Inc. (b)..................         1,818
       100  STERIS Corp. (b)....................         1,911
                                                 -------------
                                                       455,887
                                                 -------------

                       Security
  Shares              Description               Value
  ------              -----------               -----
            Metals -- 0.34%
     2,800  AK Steel Holding Corp.......... $      35,868
    20,820  Alcoa, Inc.....................       690,183
     2,370  Allegheny Technologies, Inc....        37,446
     1,000  Newmont Mining Corp............        26,330
     2,200  Nucor Corp.....................       143,088
     2,100  Phelps Dodge Corp..............        86,520
     1,478  Precision Castparts Corp.......        48,774
     1,160  Rowan Companies, Inc...........        24,882
                                            -------------
                                                1,093,091
                                            -------------
            Office Equipment -- 0.13%
     8,862  Office Depot, Inc. (b).........       148,882
     2,770  Pitney Bowes, Inc..............       110,024
       910  Steelcase, Inc.................        12,176
    20,800  Xerox Corp.....................       144,976
                                            -------------
                                                  416,058
                                            -------------
            Oil & Gas -- 4.66%
     1,000  Amerada Hess Corp..............        82,500
     3,900  Anadarko Petroleum Corp........       192,270
     3,972  Apache Corp....................       228,311
     4,066  Aquila Inc.....................        32,528
     2,000  Ashland, Inc...................        81,000
       600  Baker Hughes, Inc..............        19,974
    30,792  ChevronTexaco Corp.............     2,725,092
    18,018  Conoco, Inc....................       500,900
       100  Cooper Cameron Corp. (b).......         4,842
     4,194  Devon Energy Corp..............       206,680
       601  Diamond Offshore Drilling, Inc.        17,129
     7,812  Dynegy, Inc....................        56,246
       500  ENSCO International, Inc.......        13,630
     3,380  EOG Resources, Inc.............       134,186
     1,780  Equitable Resources, Inc.......        61,054
   195,579  Exxon Mobil Corp...............     8,003,092
     1,409  FMC Technologies, Inc. (b).....        29,251
       400  Forest Oil Corp. (b)...........        11,372
     6,300  Halliburton Co.................       100,422
     1,428  Helmerich & Payne, Inc.........        51,008
     2,900  Kerr-McGee Corp................       155,295
     3,400  Lyondell Chemical Co...........        51,340
     8,940  Marathon Oil Corp..............       242,453
     2,003  MDU Resources Group, Inc.......        52,659
       227  Murphy Oil Corp................        18,728
       900  National-Oilwell, Inc. (b).....        18,945
       490  Newfield Exploration Co. (b)...        18,213
       700  Noble Energy Inc...............        25,235
    10,803  Occidental Petroleum Corp......       323,982
     1,431  Ocean Energy, Inc..............        31,010
       100  PATTERSON-UTI Energy Inc (b)...         2,823
       700  Peabody Energy Corp............        19,810
     2,300  Pennzoil-Quaker State Co.......        49,519
     1,000  People's Energy Corp...........        36,460

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                          Security
  Shares                 Description                Value
  ------                 -----------                -----
              Common Stocks (continued)
              SSgA Funds Management, Inc. (continued)
              Oil & Gas (continued)
    10,989    Phillips Petroleum Co............ $     647,032
     2,800    Pioneer Natural Resources Co. (b)        72,940
     1,226    Pogo Producing Co................        39,992
       500    Premcor, Inc. (b)................        12,860
     1,570    Pride International, Inc. (b)....        24,586
     1,920    Sunoco, Inc......................        68,410
     2,897    United States Steel Corp.........        57,621
     7,011    Unocal Corp......................       258,986
     2,918    Valero Energy Corp...............       109,192
       900    Varco International, Inc. (b)....        15,786
     2,000    Vectren Corp.....................        50,200
     3,100    XTO Energy, Inc..................        63,860
                                                -------------
                                                   15,019,424
                                                -------------
              Paper Products -- 0.65%
     1,504    Boise Cascade Corp...............        51,933
     1,464    Bowater, Inc.....................        79,598
     6,660    Georgia-Pacific Corp.............       163,703
    13,873    International Paper Co...........       604,585
     7,467    Kimberly-Clark Corp..............       462,954
     5,793    MeadWestvaco Corp................       194,413
       800    Rayonier, Inc....................        39,304
     5,000    Smurfit-Stone Container Corp. (b)        77,100
     6,327    Weyerhaeuser Co..................       403,979
                                                -------------
                                                    2,077,569
                                                -------------
              Pharmaceuticals -- 1.07%
       718    AmerisourceBergen Corp...........        54,568
    35,166    Bristol-Myers Squibb Co..........       903,766
     2,820    Eli Lilly & Co...................       159,048
    10,564    Healthsouth Corp. (b)............       135,114
     1,700    Human Genome Sciences, Inc. (b)..        22,780
     1,800    ICN Pharmaceuticals, Inc.........        43,578
       200    Medicis Pharmaceutical Corp.,
               Class A (b).....................         8,552
    27,450    Merck & Co., Inc.................     1,390,068
       200    Mylan Laboratories, Inc..........         6,270
    25,400    Schering-Plough Corporation......       624,840
       200    Sicor, Inc. (b)..................         3,708
     2,100    Vertex Pharmaceuticals (b).......        34,188
     1,800    Watson Pharmaceuticals, Inc. (b).        45,486
                                                -------------
                                                    3,431,966
                                                -------------
              Photography -- 0.08%
     8,400    Eastman Kodak Co.................       245,028
                                                -------------
              Publishing & Printing -- 0.45%
     2,500    Belo (A.H.) Corp.................        56,525
       500    Dow Jones & Company, Inc.........        24,225
        70    E.W. Scripps Co., Class A........         5,390
     7,725    Gannett Co., Inc.................       586,327

                        Security
  Shares               Description                  Value
  ------               -----------                  -----
           Publishing & Printing (continued)
       450 Harte-Hanks, Inc.................... $       9,248
     2,402 Knight-Ridder, Inc..................       151,206
     1,300 Lee Enterprises, Inc................        45,500
       564 McClatchy Co., Class A..............        36,237
       848 McGraw-Hill Companies, Inc..........        50,626
     1,215 New York Times Co., Class A.........        62,573
     2,600 R.R. Donnelley & Sons Co............        71,630
     2,100 Readers Digest Association, Inc.....        39,333
       400 Scholastic Corp. (b)................        15,160
     5,600 Tribune Co..........................       243,599
        86 Washington Post Co..................        46,870
                                                -------------
                                                    1,444,449
                                                -------------
           Railroads -- 0.39%
    11,066 Burlington Northern Santa Fe Corp...       331,980
     6,151 CSX Corp............................       215,593
    11,222 Norfolk Southern Corp...............       262,370
     7,219 Union Pacific Corp..................       456,818
                                                -------------
                                                    1,266,761
                                                -------------
           Real Estate -- 0.13%
     2,401 AMB Property Corp...................        74,431
       500 Catellus Development Corp. (b)......        10,210
     2,663 Kimco Realty Corp...................        89,184
     5,303 Plum Creek Timber Co., Inc..........       162,802
       800 Ryland Group, Inc...................        39,800
     2,600 Trizec Properties...................        43,836
                                                -------------
                                                      420,263
                                                -------------
           Real Estate Investment Trusts -- 0.86%
     2,400 Annaly Mortgage Management, Inc.....        46,560
     2,104 Apartment Investment & Management
            Co.................................       103,517
     5,100 Archstone-Smith Trust...............       136,170
     1,700 Arden Realty, Inc...................        48,365
     1,700 AvalonBay Communities, Inc..........        79,390
     1,958 Boston Properties, Inc..............        78,222
     1,300 BRE Properties, Class A.............        40,443
     1,000 Camden Property Trust...............        37,030
     1,518 CarrAmerica Realty Corp.............        46,830
       700 Centerpoint Properties Corp.........        40,607
     1,000 Cousins Properties, Inc.............        24,760
     2,300 Crescent Real Estate Equities Co....        43,010
     1,600 Developers Diversified Realty Corp..        36,000
     3,900 Duke Realty Corp....................       112,905
    12,007 Equity Office Properties Trust......       361,411
     7,871 Equity Residential Properties Trust.       226,291
     1,100 First Industrial Realty Trust.......        36,135
       600 Forest City Enterprises, Class A....        20,850
     1,800 General Growth Properties, Inc......        91,800
     1,698 Health Care Property Investors, Inc.        72,844
     1,500 Highwood Properties, Inc............        39,000
     1,800 Hospitality Properties Trust........        65,700

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                 Value
  ------              -----------                 -----
           Common Stocks (continued)
           SSgA Funds Management, Inc. (continued)
           Real Estate Investment Trusts (continued)
     6,749 Host Marriott Corp................ $      76,264
     1,320 iStar Financial, Inc..............        37,620
     2,200 Liberty Property Trust............        77,000
     1,200 Mack-Cali Realty Corp.............        42,180
     2,700 New Plan Excel Realty Trust.......        56,241
     4,619 ProLogis Trust....................       120,094
     2,900 Public Storage, Inc...............       107,590
     1,500 Reckson Associates Realty Corp....        37,350
       700 Regency Centers Corp..............        20,755
     1,806 Rouse Co..........................        59,598
     3,800 Simon Property Group, Inc.........       139,992
     3,100 United Dominion Realty Trust, Inc.        48,825
     2,100 Vornado Realty Trust..............        97,020
     1,300 Weinharten Realty Investors.......        46,020
                                              -------------
                                                  2,754,389
                                              -------------
           Recreation -- 0.08%
       503 Blockbuster, Inc..................        13,531
     2,600 Brunswick Corp....................        72,799
     1,500 Callaway Golf Co..................        23,760
     4,100 Hasbro, Inc.......................        55,596
       400 International Speedway Corp.......        16,040
     1,050 Mattel, Inc.......................        22,134
       300 Regal Entertainment Group,
            Class A (b)......................         6,996
     2,450 Six Flags, Inc. (b)...............        35,403
                                              -------------
                                                    246,259
                                              -------------
           Rental & Leasing -- 0.01%
     1,197 United Rentals, Inc. (b)..........        26,095
                                              -------------
           Restaurants -- 0.38%
       275 Brinker International, Inc. (b)...         8,731
     1,400 CBRL Group, Inc...................        42,728
    36,666 McDonald's Corp...................     1,043,148
       860 Outback Steakhouse, Inc. (b)......        30,186
     1,276 Wendy's International, Inc........        50,823
     1,686 YUM Brands (b)....................        49,316
                                              -------------
                                                  1,224,932
                                              -------------
           Retail -- 0.82%
       200 American Eagle Outfitters (b).....         4,228
     2,000 American Greetings Corp., Class A.        33,320
     5,710 AutoNation, Inc. (b)..............        82,795
       900 Barnes & Noble, Inc. (b)..........        23,787
     1,500 Big Lots, Inc.....................        29,520
     2,107 Borders Group, Inc. (b)...........        38,769
       400 Circuit City Stores Car Max
            Group (b)........................         8,660
     5,338 Circuit City Stores, Inc..........       100,088
     6,453 Costco Companies, Inc. (b)........       249,215
    11,300 CVS Corp..........................       345,780

                           Security
  Shares                  Description                  Value
  ------                  -----------                  -----
              Retail (continued)
     2,000    Dillards, Inc., Class A............. $      52,580
     5,806    Federated Department Stores,
               Inc. (b)...........................       230,498
     2,473    Foot Locker, Inc. (b)...............        35,735
       500    Furniture Brands International,
               Inc. (b)...........................        15,125
       200    Gamestop Corp., Class A (b).........         4,198
     7,699    J.C. Penney Co......................       169,532
     1,400    La-Z-Boy, Inc.......................        35,308
     8,310    May Department Stores, Inc..........       273,648
     1,000    Nieman Marcus Group, Inc.,
               Class A (b)........................        34,700
     1,800    Pier 1 Imports, Inc.................        37,800
     1,400    Reebok International Ltd. (b).......        41,300
     7,000    Rite Aid Corp. (b)..................        16,450
     3,500    Saks, Inc. (b)......................        44,940
     8,144    Sears, Roebuck & Co.................       442,219
       300    Sonic Automotive (b)................         7,725
     7,471    The Limited, Inc....................       159,132
     5,600    Toys "R" Us, Inc. (b)...............        97,832
       700    Zale Corp. (b)......................        25,375
                                                   -------------
                                                       2,640,259
                                                   -------------
              Semiconductors -- 0.06%
     1,500    Adaptec, Inc. (b)...................        11,835
     6,744    Advanced Micro Devices, Inc. (b)....        65,551
       900    Amkor Technology, Inc. (b)..........         5,598
     3,696    Conexant Systems, Inc. (b)..........         5,988
       800    Cypress Semiconductor Corp. (b).....        12,144
       500    Emulex Corp. (b)....................        11,255
       200    Fairchild Semicon Intl. (b).........         4,860
     5,300    LSI Logic Corp. (b).................        46,375
       800    National Semiconductor Corp. (b)....        23,336
     1,262    Skyworks Solutions Co. (b)..........         7,005
                                                   -------------
                                                         193,947
                                                   -------------
              Telecommunications -- 3.44%
    13,598    ADC Telecommunications, Inc. (b)....        31,139
       846    Adelphia Business Solutions Inc. (b)             8
     1,100    Advanced Fibre Communications,
               Inc. (b)...........................        18,194
     8,947    Alltel Corp.........................       420,509
     2,400    Andrew Corp. (b)....................        34,392
   103,766    AT&T Corp...........................     1,110,296
    32,300    AT&T Wireless Services Inc. (b).....       188,955
     9,100    Avaya, Inc. (b).....................        45,045
    54,038    BellSouth Corp......................     1,702,197
     4,076    CenturyTel, Inc.....................       120,242
     5,439    Ciena Corp. (b).....................        22,791
     4,330    Citizens Communications Co. (b).....        36,199
     2,700    Comverse Technology, Inc. (b).......        25,002
    15,500    Corning, Inc........................        55,025
       800    Harris Corp.........................        28,992

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                           Security
  Shares                  Description                 Value
  ------                  -----------                 -----
              Common Stocks (continued)
              SSgA Funds Management, Inc. (continued)
              Telecommunications (continued)
     1,400    IDT Corp. (b)...................... $      23,688
    17,439    JDS Uniphase Corp. (b).............        46,562
     1,000    Juniper Networks, Inc. (b).........         5,650
       200    LIN TV Corp., Class A (b)..........         5,408
    98,825    Lucent Technologies, Inc...........       164,050
         1    McLeod USA., Inc Class A (b).......             0
    22,366    Motorola, Inc......................       322,518
       412    PanAmSat Corp. (b).................         9,311
    19,600    Qwest Communications International,
               Inc...............................        54,880
    96,312    SBC Communications, Inc............     2,937,516
     4,500    Scientific-Atlanta, Inc............        74,025
    25,680    Sprint Corp........................       272,465
     1,500    Telephone & Data Systems, Inc......        90,825
     6,500    Tellabs, Inc. (b)..................        40,300
       457    U.S. Cellular Corp. (b)............        11,631
    78,470    Verizon Communications, Inc........     3,150,571
    77,704    WorldCom, Inc. (b).................        17,872
                                                  -------------
                                                     11,066,258
                                                  -------------
              Tobacco -- 0.40%
       800    Carolina Group.....................        21,640
    23,958    Philip Morris Companies, Inc.......     1,046,486
     2,651    R.J. Reynolds Tobacco Holdings,
               Inc...............................       142,491
     2,445    UST, Inc...........................        83,130
                                                  -------------
                                                      1,293,747
                                                  -------------
              Transportation -- 0.20%
     1,300    CNF, Inc...........................        49,374
     8,650    FedEx Corp.........................       461,910
     1,200    GATX Corp..........................        36,120
       650    Iron Mountain, Inc. (b)............        20,053
     1,600    Ryder Systems, Inc.................        43,344
       800    Swift Transportation Co., Inc. (b).        18,640
       700    Tidewater, Inc.....................        23,044
                                                  -------------
                                                        652,485
                                                  -------------
              Utilities -- 2.71%
     7,100    AES Corp. (b)......................        38,482
     3,581    Allegheny Energy, Inc..............        92,211
     2,581    Alliant Energy Corp................        66,332
     4,190    Ameren Corp........................       180,212
     9,310    American Electric Power, Inc.......       372,586
     1,480    American Water Works Co............        63,951
     7,100    Calpine Corp. (b)..................        49,913
     4,827    Cinergy Corp.......................       173,724
     3,570    CMS Energy Corp....................        39,199
     2,585    Conectiv, Inc......................        66,719
     6,100    Consolidated Edison, Inc...........       254,675
     4,733    Constellation Energy Group, Inc....       138,866
     4,607    Detroit Edison Co..................       205,656

                         Security
  Shares                Description                  Value
  ------                -----------                  -----
           Utilities (continued)
     7,973 Dominion Resources, Inc.............. $     527,812
     3,616 DPL, Inc.............................        95,643
    23,953 Duke Power Co., Inc..................       744,937
     9,426 Edison International (b).............       160,242
    15,315 El Paso Energy Corp..................       315,642
     3,371 Energy East Corp.....................        76,185
     6,445 Entergy Corp.........................       273,526
     9,305 Exelon Corp..........................       486,651
     8,031 FirstEnergy Corp.....................       268,075
     5,100 Florida Power & Light, Inc...........       305,949
     1,800 Great Plains Energy, Inc.............        36,630
     1,100 Idacorp, Inc.........................        30,470
     4,090 KeySpan Corp.........................       153,989
     1,000 Kinder Morgan, Inc...................        38,020
     9,700 Mirant Corp. (b).....................        70,810
     2,100 National Fuel Gas Co.................        47,271
     1,310 NICOR, Inc...........................        59,933
     6,012 NiSource, Inc........................       131,242
     3,698 Northeast Utilities..................        69,559
     1,500 NSTAR................................        67,170
     2,220 OGE Energy Corp......................        50,749
    11,200 PG&E Corp. (b).......................       200,368
     2,285 Pinnacle West Capital Corp...........        90,258
     2,769 Potomac Electric Power Co............        59,478
     4,208 PPL Corp.............................       139,201
     6,289 Progress Energy, Inc.................       327,091
     5,900 Public Service Enterprise Group, Inc.       255,470
     2,544 Puget Energy, Inc....................        52,534
     2,200 Questar Corp.........................        54,340
     7,778 Reliant Energy, Inc..................       131,448
     1,400 Reliant Resources, Inc. (b)..........        12,250
     1,000 RGS Energy Group.....................        39,200
     2,980 SCANA Corp...........................        91,993
     5,250 Sempra Energy........................       116,183
    20,324 Southern Co..........................       556,877
     4,000 Teco Energy, Inc.....................        99,000
     7,631 TXU Corp.............................       393,378
    12,670 Williams Companies, Inc..............        75,893
     3,320 Wisconsin Energy Corp................        83,896
    11,470 Xcel Energy, Inc.....................       192,352
                                                 -------------
                                                     8,724,241
                                                 -------------
           Waste Disposal -- 0.15%
       640 Allied Waste Industries, Inc. (b)....         6,144
     1,600 Philadelphia Suburban Corp...........        32,320
     4,430 Republic Services, Inc. (b)..........        84,480
    13,366 Waste Management, Inc................       348,184
                                                 -------------
                                                       471,128
                                                 -------------
           Total -- SSgA Funds Management,
            Inc. ($141,887,113).................   135,205,682
                                                 -------------
           Total Common Stocks
            (Cost $320,241,742).................   314,980,459
                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Shares or
 Principal              Security
  Amount               Description                 Value
  ------               -----------                 -----
            Commercial Paper -- 1.43%
            Institutional Capital Corp. -- 1.43%
$ 4,600,000 United Parcel Service, Inc.,
             1.88%, 07/01/02.................. $   4,600,000
                                               -------------
            Total Commercial Paper
             (Cost $4,600,000)................     4,600,000
                                               -------------
            Short-Term Investments -- 0.75%
            Institutional Capital Corp. -- 0.16%
            Cash & Equivalents -- 0.16%
    519,939 Deutsche Bank Cash Sweep..........       519,939
                                               -------------
            SSgA Funds Management, Inc. -- 0.59%
            Money Market Mutual Fund -- 0.53%
  1,691,417 Alliance Money Market Fund Prime
             Portfolio........................     1,691,417
     20,000 Deutsche Bank Institutional Liquid
             Assets Fund......................        20,000
                                               -------------
                                                   1,711,417
                                               -------------

Shares or
Principal           Security
 Amount            Description             Value
 ------            -----------             -----
           U.S. Treasury Bill -- 0.06%
$  195,000 U.S. Treasury Bill,
            2.04%, 09/12/02 (c)........ $    194,344
                                        ------------
                                           1,905,761
                                        ------------
           Total Short-Term Investments
            (Cost $2,425,691)..........    2,425,700
                                        ------------
           Total Investments
            (Cost $327,267,433) (a) --
             99.98%....................  322,006,159
                                        ------------
           Other assets in excess
            of liabilities -- 0.02%....       67,953
                                        ------------
           Net Assets -- 100.00%....... $322,074,112

                                        ============

--------
(a) Cost for federal income tax purposes is $331,747,728. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 26,447,541
                   Unrealized depreciation....  (36,189,110)
                                               ------------
                   Net unrealized depreciation $ (9,741,569)
                                               ============

(b) Represents non-income producing securities.

(c) Principal amount pledged as collateral for open future contracts.

   ADR -- American Depository Receipt
   PLC -- Public Limited Company

Futures

 Number                                                         Unrealized
   of                                  Notional    Expiration     Gain/
Contracts    Future Contracts Long      Value         Date        (Loss)
---------    ---------------------    ---------- -------------- ----------
          SSgA Funds Management, Inc.
    8     S&P Barra Value Future..... $1,782,180 September 2002  $(25,439)
   36     S&P 500 E-Mini Future......    990,200 September 2002   (20,699)
                                                                 --------
          Total Unrealized Loss......                            $(46,138)

                                                                 ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments -- June 30, 2002

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Common Stocks -- 95.87%
           Jennison Associates LLC -- 57.55%
           Aerospace/Defense -- 1.86%
    16,500 Boeing Co....................... $      742,500
    34,800 Lockheed Martin Corp............      2,418,600
    29,300 Northrop Grumman Corp...........      3,662,500
                                            --------------
                                                 6,823,600
                                            --------------
           Banking -- 0.87%
    83,100 Bank One Corp...................      3,197,688
                                            --------------
           Beverages -- 1.71%
   130,600 PepsiCo, Inc....................      6,294,920
                                            --------------
           Biotechnology -- 1.65%
    68,000 Amgen, Inc. (b).................      2,847,840
    95,800 Genentech, Inc. (b).............      3,209,300
                                            --------------
                                                 6,057,140
                                            --------------
           Broadcasting -- 1.86%
    94,800 AOL-Time Warner, Inc. (b).......      1,394,508
   251,800 Liberty Media Corp., Class A (b)      2,518,000
    92,800 Univision Communications, Inc.,
            Class A (b)....................      2,913,920
                                            --------------
                                                 6,826,428
                                            --------------
           Computer Services -- 0.57%
    34,000 eBay, Inc. (b)..................      2,095,080
                                            --------------
           Computer Software -- 2.97%
    44,300 Adobe Systems, Inc..............      1,262,550
   145,100 Microsoft Corp. (b).............      7,936,970
    70,400 SAP AG - ADR....................      1,710,016
                                            --------------
                                                10,909,536
                                            --------------
           Computer Systems/Peripherals --3.44%
   283,100 Cisco Systems, Inc. (b).........      3,949,245
   141,700 Dell Computer Corp. (b).........      3,704,038
   155,800 EMC Corp. (b)...................      1,176,290
   249,900 Hewlett Packard Co..............      3,818,472
                                            --------------
                                                12,648,045
                                            --------------
           Conglomerates -- 0.36%
    45,100 General Electric Co.............      1,310,155
                                            --------------
           Drugs -- 0.47%
    22,900 AmerisourceBergen Corp..........      1,740,400
                                            --------------
           Energy Equipment & Services -- 1.57%
    95,400 Schlumberger Ltd................      4,436,100
    43,300 Transocean Sedco Forex, Inc.....      1,348,795
                                            --------------
                                                 5,784,895
                                            --------------
           Entertainment -- 1.81%
   149,676 Viacom, Inc., Class B (b).......      6,641,124
                                            --------------
           Financial Services -- 6.87%
   106,000 American Express Co.............      3,849,920
    23,200 Capital One Financial Corp......      1,416,360

                         Security
  Shares                Description                  Value
  ------                -----------                  -----
           Financial Services (continued)
   164,666 Citigroup, Inc....................... $   6,380,808
    74,100 Concord EFS, Inc. (b)................     2,233,374
    59,200 Goldman Sachs Group, Inc.............     4,342,320
    82,100 MBNA Corp............................     2,715,047
    84,800 Merrill Lynch & Co...................     3,434,400
    21,100 Morgan Stanley Dean Witter & Co......       908,988
                                                 -------------
                                                    25,281,217
                                                 -------------
           Food & Beverages -- 0.60%
    39,100 The Coca Cola Co.....................     2,189,600
                                                 -------------
           Health Care -- 2.79%
    76,900 Abbott Laboratories..................     2,895,285
    35,000 HCA-The Healthcare Company...........     1,662,500
    88,500 Johnson & Johnson....................     4,625,010
     9,700 Laboratory Corp. of America
            Holdings (b)........................       442,805
     7,100 Quest Diagnostics, Inc. (b)..........       610,955
                                                 -------------
                                                    10,236,555
                                                 -------------
           Hotels/Motels -- 0.83%
    80,600 Marriott International, Inc., Class A     3,066,830
                                                 -------------
           Insurance -- 3.86%
   113,162 American International Group, Inc....     7,721,043
    54,800 Hartford Financial Services Group,
            Inc.................................     3,258,956
    37,800 XL Capital Ltd., Class A.............     3,201,660
                                                 -------------
                                                    14,181,659
                                                 -------------
           Manufacturing - Diversified -- 1.18%
    35,400 3M Co................................     4,354,200
                                                 -------------
           Medical Products -- 0.83%
    68,900 Baxter International, Inc............     3,062,605
                                                 -------------
           Motorcycles -- 0.91%
    65,300 Harley-Davidson, Inc.................     3,347,931
                                                 -------------
           Oil & Gas -- 0.62%
    55,600 Exxon Mobil Corp.....................     2,275,152
                                                 -------------
           Paper & Related Products -- 1.53%
    76,800 International Paper Co...............     3,346,944
    35,400 Weyerhaeuser Co......................     2,260,290
                                                 -------------
                                                     5,607,234
                                                 -------------
           Pharmaceuticals -- 3.49%
    41,800 MedImmune, Inc. (b)..................     1,103,520
    88,150 Pfizer, Inc..........................     3,085,250
    72,976 Pharmacia Corp.......................     2,732,951
    56,600 Sepracor, Inc. (b)...................       540,530
   104,700 Wyeth................................     5,360,640
                                                 -------------
                                                    12,822,891
                                                 -------------
           Publishing & Printing -- 0.99%
    70,800 New York Times Co., Class A..........     3,646,200
                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Common Stocks (continued)
           Jennison Associates LLC (continued)
           Restaurants -- 0.52%
    77,100 Starbucks Corp. (b).............. $    1,915,935
                                             --------------
           Retail - Specialty -- 7.99%
   112,000 Bed Bath & Beyond, Inc. (b)......      4,226,880
    66,900 Costco Wholesale Corp. (b).......      2,583,678
    33,300 Home Depot, Inc..................      1,223,109
    87,100 Kohl's Corp. (b).................      6,103,967
   123,200 Lowe's Cos., Inc.................      5,593,280
   105,400 Tiffany & Co.....................      3,710,080
   108,300 Wal-Mart Stores, Inc.............      5,957,583
                                             --------------
                                                 29,398,577
                                             --------------
           Semiconductors -- 4.42%
    26,900 Analog Devices, Inc. (b).........        798,930
    86,800 Applied Materials, Inc. (b)......      1,650,936
    56,500 ASM Lithography Holding
            N.V. (b)........................        854,280
   169,400 Intel Corp.......................      3,094,938
    27,100 KLA-Tencor Corp. (b).............      1,192,129
    19,500 Maxim Integrated Products,
            Inc. (b)........................        747,435
    31,200 Novellus Systems, Inc. (b).......      1,060,800
    53,100 STMicroelectronics N.V., New York
            Shares..........................      1,291,923
   123,420 Taiwan Semiconductor ADR (b).....      1,604,460
   165,900 Texas Instruments, Inc...........      3,931,830
                                             --------------
                                                 16,227,661
                                             --------------
           Telecommunications Equipment -- 0.63%
   159,900 Nokia Corp. - ADR................      2,315,352
                                             --------------
           Travel -- 0.35%
    55,200 USA Networks, Inc. (b)...........      1,294,440
                                             --------------
           Total -- Jennison Associates LLC
            ($213,766,207)..................    211,553,050
                                             --------------
           SSgA Funds Management, Inc. -- 38.32%
           Advertising -- 0.18%
     1,100 Catalina Marketing Corp. (b).....         31,042
    11,406 Interpublic Group of Companies,
            Inc.............................        282,412
     1,500 Lamar Advertising Co. (b)........         55,815
     5,584 Omnicom Group, Inc...............        255,747
     1,611 TMP Worldwide, Inc. (b)..........         34,637
                                             --------------
                                                    659,653
                                             --------------
           Aerospace/Defense -- 0.30%
     1,000 Alliant Techsystems, Inc. (b)....         63,800
    15,319 Boeing Co........................        689,355
     1,300 General Dynamics Corp............        138,255
     2,500 Lockheed Martin Corp.............        173,750
       500 Rockwell Collins, Inc............         13,710

                        Security
  Shares               Description                 Value
  ------               -----------                 -----
           Aerospace/Defense (continued)
     2,000 Titan Corp. (b).................... $       36,580
                                               --------------
                                                    1,115,450
                                               --------------
           Apparel -- 0.30%
     2,600 Abercrombie & Fitch Co. (b)........         62,712
     1,400 American Eagle Outfitters, Inc. (b)         29,596
     1,302 Coach, Inc. (b)....................         71,480
       316 Columbia Sportswear, Inc. (b)......         10,112
    18,500 Gap, Inc...........................        262,700
       283 Jones Apparel Group, Inc. (b)......         10,613
     4,930 Limited Brands, Inc................        105,009
     1,600 Nike, Inc., Class B................         85,840
     2,400 Ross Stores, Inc...................         97,800
       700 Talbots, Inc.......................         24,500
       600 Timberland Co., Class A (b)........         21,492
    16,196 TJX Companies, Inc.................        317,603
                                               --------------
                                                    1,099,457
                                               --------------
           Automobiles -- 0.01%
       700 Circuit City Stores, Inc. - CarMax
            Group (b).........................         15,155
       500 Sonic Automotive, Inc. (b).........         12,875
                                               --------------
                                                       28,030
                                               --------------
           Banking -- 0.89%
     6,195 Capital One Financial Corp.........        378,205
     1,780 Commerce Bancorp, Inc..............         78,676
    15,378 Fifth Third Bancorp................      1,024,944
       200 Greater Bay Bancorp................          6,152
       400 Hudson United Bancorp..............         11,424
    21,312 MBNA Corp..........................        704,788
     6,400 Mellon Financial Corp..............        201,152
     1,200 North Fork Bancorporation, Inc.....         47,772
     2,900 Northern Trust Corp................        127,774
     3,086 Providian Financial Corp...........         18,146
       100 Silicon Valley Bancshares (b)......          2,636
     4,426 SLM Corp...........................        428,879
     8,920 Synovus Financial Corp.............        245,478
       200 Westamerica Bancorporation.........          7,912
                                               --------------
                                                    3,283,938
                                               --------------
           Biotechnology -- 0.64%
     1,500 Affymetrix, Inc. (b)...............         35,985
    31,249 Amgen, Inc. (b)....................      1,308,709
     5,972 Applera Corp. - Applied Biosystems
            Group.............................        116,394
     2,290 Celgene Corp. (b)..................         35,037
     1,428 Cephalon, Inc. (b).................         64,546
     2,800 Chiron Corp. (b)...................         98,980
     5,080 Genzyme Corp. (b)..................         97,739
     5,206 Gilead Sciences, Inc. (b)..........        171,173
     1,800 Human Genome Sciences, Inc. (b)....         24,120

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                        Security
  Shares               Description                 Value
  ------               -----------                 -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Biotechnology (continued)
     3,394 IDEC Pharmaceuticals Corp. (b)..... $      120,317
     9,745 Immunex Corp. (b)..................        217,703
       700 Invitrogen Corp. (b)...............         22,407
     1,388 Pharmaceutical Product
            Development, Inc. (b).............         36,560
                                               --------------
                                                    2,349,670
                                               --------------
           Business Services -- 0.56%
     1,384 Alliance Data Systems Corp. (b)....         35,361
       949 Aramark Corp. (b)..................         23,725
       100 ArvinMeritor, Inc..................          2,400
     1,892 Certegy, Inc. (b)..................         70,212
     2,539 ChoicePoint, Inc. (b)..............        115,448
     3,571 Cintas Corp........................        176,515
     2,000 Copart, Inc. (b)...................         32,460
     1,600 CSG Systems International,
            Inc. (b)..........................         30,624
     1,900 Deluxe Corp........................         73,891
     1,800 Dun & Bradstreet Corp. (b).........         59,490
     3,870 Ecolab, Inc........................        178,910
     3,985 Equifax, Inc.......................        107,595
     1,000 Fair, Issac and Company, Inc.......         32,870
       700 Getty Images, Inc. (b).............         15,239
     1,000 Global Payments, Inc...............         29,750
     1,246 Iron Mountain, Inc. (b)............         38,439
     4,300 KPMG Consulting, Inc. (b)..........         63,898
     1,500 Manpower, Inc......................         55,125
       200 National Processing, Inc. (b)......          5,160
     9,799 Paychex, Inc.......................        306,611
       200 PayPal, Inc. (b)...................          4,040
     2,000 Perot Systems Corp., Class A (b)...         21,780
     4,400 Pitney Bowes, Inc..................        174,768
       500 R.R. Donnelley & Sons Co...........         13,775
     4,649 Robert Half International, Inc. (b)        108,322
     4,332 Sabre Holdings Corp. (b)...........        155,086
     2,100 The Reynolds & Reynolds Co.........         58,695
     2,200 Viad Corp..........................         57,200
       500 West Corp. (b).....................         11,030
                                               --------------
                                                    2,058,419
                                               --------------
           Casinos/Gaming -- 0.08%
     3,300 Harrah's Entertainment, Inc. (b)...        146,355
     2,690 International Game Technology,
            Inc. (b)..........................        152,523
       100 Mandalay Resort Group (b)..........          2,757
       140 MGM Mirage, Inc. (b)...............          4,725
                                               --------------
                                                      306,360
                                               --------------
           Chemicals  -- 0.02%
       300 Cabot Corp.........................          8,595

                        Security
  Shares               Description                 Value
  ------               -----------                 -----
           Chemicals  (continued)
     1,000 International Flavors & Fragrance,
            Inc............................... $       32,490
       100 OM Group, Inc......................          6,200
       400 Sigma-Aldrich Corp.................         20,060
                                               --------------
                                                       67,345
                                               --------------
           Communications Equipment -- 0.09%
     9,695 ADC Telecommunications,
            Inc. (b)..........................         22,202
     1,300 Advanced Fibre Communications,
            Inc. (b)..........................         21,502
     1,353 Avaya, Inc. (b)....................          6,697
     6,380 Ciena Corp. (b)....................         26,733
     2,814 Comverse Technology, Inc. (b)......         26,058
     1,000 Harris Corp........................         36,240
     7,630 Juniper Networks, Inc. (b).........         43,110
     1,800 L-3 Communications Holdings,
            Inc. (b)..........................         97,200
       400 PanAmSat Corp. (b).................          9,040
     5,597 Tellabs, Inc. (b)..................         34,701
                                               --------------
                                                      323,483
                                               --------------
           Computer Hardware -- 2.12%
     7,000 Brocade Communications Systems,
            Inc. (b)..........................        122,360
   220,026 Cisco Systems, Inc. (b)............      3,069,364
    68,015 Dell Computer Corp. (b)............      1,777,912
    37,473 EMC Corp. (b)......................        282,921
     2,000 Emulex Corp. (b)...................         45,020
       700 Ingram Micro, Inc. (b).............          9,625
    23,821 International Business Machines
            Corp..............................      1,715,112
     2,063 Jack Henry & Associates, Inc.......         34,431
     3,936 Lexmark International, Inc. (b)....        214,118
       900 National Instruments Corp. (b).....         29,304
     8,929 Network Appliance, Inc. (b)........        111,077
    12,382 Solectron Corp. (b)................         76,149
       600 Storage Technology Corp. (b).......          9,582
    47,349 Sun Microsystems, Inc. (b).........        237,218
     3,452 Symbol Technologies, Inc...........         29,342
       500 Tech Data Corp. (b)................         18,925
                                               --------------
                                                    7,782,460
                                               --------------
           Computer Services -- 1.31%
     1,700 Acxiom Corp. (b)...................         29,733
     2,895 Affiliated Computer Services, Inc.,
            Class A (b).......................        137,455
     5,700 Amazon.Com, Inc. (b)...............         92,625
    60,758 AOL-Time Warner, Inc. (b)..........        893,750
    18,602 Automatic Data Processing, Inc.....        810,117
     3,500 Ceridian Corp. (b).................         66,430
       800 Cerner Corp. (b)...................         38,264
       500 Computer Sciences Corp. (b)........         23,900

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                 Value
  ------              -----------                 -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Computer Services (continued)
     3,600 DST Systems, Inc. (b)............. $      164,556
     4,421 eBay, Inc. (b)....................        272,422
    12,103 Electronic Data Systems Corp......        449,626
       267 Expedia, Inc., Class A (b)........         15,830
    23,010 First Data Corp...................        855,972
     5,760 Fiserv, Inc. (b)..................        211,450
     1,100 GTECH Holdings Corp. (b)..........         28,094
     8,720 IMS Health, Inc...................        156,524
     4,528 Rational Software Corp. (b).......         37,175
     2,224 RealNetworks, Inc. (b)............          9,052
     8,445 SunGard Data Systems, Inc. (b)....        223,624
       700 Ticketmaster (b)..................         13,097
     1,103 Total System Services, Inc........         20,747
     1,611 Unisys Corp. (b)..................         14,499
     3,297 Verisign, Inc. (b)................         23,705
     4,500 WebMD Corp. (b)...................         25,335
    11,639 Yahoo!, Inc. (b)..................        171,792
       600 Zebra Technologies Corp.,
            Class A (b)......................         28,932
                                              --------------
                                                   4,814,706
                                              --------------
           Computer Software -- 2.96%
     1,300 Activision, Inc. (b)..............         37,778
     7,186 Adobe Systems, Inc................        204,801
       980 Advent Software, Inc. (b).........         25,186
       900 Autodesk, Inc.....................         11,925
    10,805 BEA Systems, Inc. (b).............        102,756
     4,030 BMC Software, Inc. (b)............         66,898
     7,515 Cadence Design Systems, Inc. (b)..        121,142
     1,730 CDW Computer Centers, Inc. (b)....         80,981
     4,770 Citrix Systems, Inc. (b)..........         28,811
     1,700 Computer Associates International,
            Inc..............................         27,013
     4,474 Compuware Corp. (b)...............         27,157
     5,181 Convergys Corp. (b)...............        100,926
     3,649 Electronic Arts, Inc. (b).........        241,016
       400 GameStop Corp. (b)................          8,396
     4,570 i2 Technologies, Inc. (b).........          6,764
     5,692 Intuit, Inc. (b)..................        283,006
     3,000 J.D. Edwards & Co. (b)............         36,450
     2,300 Mercury Interactive Corp. (b).....         52,808
   134,633 Microsoft Corp. (b)...............      7,364,424
     4,400 Network Associates, Inc. (b)......         84,788
   123,827 Oracle Corp. (b)..................      1,172,642
     8,300 PeopleSoft, Inc. (b)..............        123,504
    11,691 Siebel Systems, Inc. (b)..........        166,246
     1,261 Sybase, Inc. (b)..................         13,304
     4,297 Symantec Corp. (b)................        141,156
     2,260 Synopsys, Inc. (b)................        123,871

                     Security
  Shares            Description               Value
  ------            -----------               -----
           Computer Software (continued)
    10,528 Veritas Software Corp. (b).... $      208,349
                                          --------------
                                              10,862,098
                                          --------------
           Conglomerates -- 2.49%
    12,360 Corning, Inc..................         43,878
   298,808 General Electric Co...........      8,680,373
     2,200 Honeywell International, Inc..         77,506
     5,297 United Technologies Corp......        359,666
                                          --------------
                                               9,161,423
                                          --------------
           Construction Services -- 0.12%
     1,538 American Standard Companies,
            Inc. (b).....................        115,504
       600 D. R. Horton, Inc.............         15,618
       400 Fluor Corp....................         15,580
       200 HON INDUSTRIES, Inc...........          5,444
     1,000 Jacobs Engineering Group,
            Inc. (b).....................         34,780
       100 Lennar Corp...................          6,120
     6,400 Masco Corp....................        173,504
       200 NVR, Inc. (b).................         64,600
       200 Vulcan Materials Co...........          8,760
                                          --------------
                                                 439,910
                                          --------------
           Consumer Products -- 1.23%
       100 Alberto-Culver Co., Class B...          4,780
     2,300 Black & Decker Corp...........        110,860
       600 Church & Dwight Co., Inc......         18,798
     2,500 Clorox Co.....................        103,375
    14,523 Colgate-Palmolive Co..........        726,876
       400 Energizer Holdings, Inc. (b)..         10,968
     7,900 Kimberly-Clark Corp...........        489,800
     2,304 Maytag Corp...................         98,266
       400 Newell Rubbermaid, Inc........         14,024
    23,219 Procter & Gamble Co...........      2,073,456
     1,500 The Dial Corp.................         30,030
     2,295 The Estee Lauder Cos., Inc.,
            Class A......................         80,784
    18,719 The Gillette Co...............        634,013
       200 The Scotts Co., Class A (b)...          9,080
     1,300 The Stanley Works.............         53,313
       500 The Valspar Corp..............         22,570
       747 Weight Watchers International,
            Inc. (b).....................         32,450
                                          --------------
                                               4,513,443
                                          --------------
           Department Stores -- 1.69%
     1,900 Big Lots, Inc.................         37,392
     1,606 Foot Locker, Inc. (b).........         23,207
     8,799 Kohl's Corp. (b)..............        616,634
    27,257 Target Corp...................      1,038,492
    81,969 Wal-Mart Stores, Inc..........      4,509,114
                                          --------------
                                               6,224,839
                                          --------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Drugs -- 6.14%
    46,904 Abbott Laboratories............. $    1,765,936
     1,900 Andrx Corp. (b).................         51,243
       794 Barr Laboratories, Inc. (b).....         50,443
     4,464 Biogen, Inc. (b)................        184,944
    21,563 Bristol-Myers Squibb Co.........        554,169
    26,048 Eli Lilly & Co..................      1,469,107
     4,871 Forest Laboratories, Inc.,
            Class A (b)....................        344,867
     5,987 Genentech, Inc. (b).............        200,565
       700 ICN Pharmaceuticals, Inc........         16,947
     4,600 IVAX Corp. (b)..................         49,680
    90,563 Johnson & Johnson...............      4,732,822
     7,499 King Pharmaceuticals, Inc. (b)..        166,853
       659 Medicis Pharmaceutical Corp.,
            Class A (b)....................         28,179
     7,504 MedImmune, Inc. (b).............        198,106
    39,446 Merck & Co., Inc................      1,997,545
     4,771 Millennium Pharmaceuticals,
            Inc. (b).......................         57,968
     3,508 Mylan Laboratories, Inc.........        109,976
   187,818 Pfizer, Inc.....................      6,573,629
    38,846 Pharmacia Corp..................      1,454,783
    17,640 Schering-Plough Corp............        433,944
     2,100 SICOR, Inc. (b).................         38,934
     1,141 Watson Pharmaceuticals, Inc. (b)         28,833
    39,926 Wyeth Corp......................      2,044,211
                                            --------------
                                                22,553,684
                                            --------------
           Electric Utilities -- 0.02%
     5,030 AES Corp. (b)...................         27,263
     3,170 Calpine Corp. (b)...............         22,285
     1,880 Mirant Corp. (b)................         13,724
                                            --------------
                                                    63,272
                                            --------------
           Electronic Components & Instruments -- 0.17%
     1,757 Beckman Coulter, Inc............         87,674
     1,000 Cymer, Inc. (b).................         35,040
     3,406 Danaher Corp....................        225,989
       800 Harman International Industries,
            Inc............................         39,400
     1,100 Mettler-Toledo International,
            Inc. (b).......................         40,557
     1,409 Millipore Corp..................         45,060
       100 Pall Corp.......................          2,075
     1,389 PerkinElmer, Inc................         15,348
       300 Teleflex, Inc...................         17,145
     1,500 Thermo Electron Corp. (b).......         24,750
     3,910 Waters Corp. (b)................        104,397
                                            --------------
                                                   637,435
                                            --------------

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Electronic Equipment -- 0.24%
     6,607 Agilent Technologies, Inc. (b)... $      156,255
       700 American Power Conversion
            Corp. (b).......................          8,841
       600 Amphenol Corp., Class A (b)......         21,600
       700 Arrow Electronics, Inc. (b)......         14,525
     1,600 Fisher Scientific International,
            Inc. (b)........................         44,800
    13,700 General Motors Corp., Class H (b)        142,480
     1,619 Integrated Device Technology,
            Inc. (b)........................         29,369
     4,300 Jabil Circuit, Inc. (b)..........         90,773
    18,300 JDS Uniphase Corp. (b)...........         48,861
     3,351 Molex, Inc.......................        112,359
     2,300 Polycom, Inc. (b)................         27,577
     8,417 Sanmina Corp. (b)................         53,111
       500 Tektronix, Inc. (b)..............          9,355
     4,281 Teradyne, Inc. (b)...............        100,604
     1,100 Vishay Intertechnology, Inc. (b).         24,200
                                             --------------
                                                    884,710
                                             --------------
           Energy -- 0.02%
       600 CONSOL Energy, Inc...............         12,750
     1,700 Kinder Morgan, Inc...............         64,634
                                             --------------
                                                     77,384
                                             --------------
           Entertainment -- 0.01%
       400 Blockbuster, Inc.................         10,760
       500 Callaway Golf Co.................          7,920
       400 International Speedway Corp.,
            Class A.........................         16,040
       200 Regal Entertainment Group,
            Class A (b).....................          4,664
                                             --------------
                                                     39,384
                                             --------------
           Financial Services -- 2.21%
       500 Affiliated Managers Group,
            Inc. (b)........................         30,750
     2,400 Allied Capital Corp..............         54,360
       200 Ambac Financial Group, Inc.......         13,440
    22,131 American Express Co..............        803,798
     2,044 AmeriCredit Corp. (b)............         57,334
     7,597 Bank of New York Co., Inc........        256,399
       500 BlackRock, Inc. (b)..............         22,150
    32,876 Charles Schwab Corp..............        368,211
       900 CheckFree Corp. (b)..............         14,076
    28,836 Citigroup, Inc...................      1,117,395
    15,391 Concord EFS, Inc. (b)............        463,885
       900 Doral Financial Corp.............         30,051
     4,000 E*Trade Group, Inc. (b)..........         21,840
     1,800 Eaton Vance Corp.................         56,160
    29,924 Fannie Mae.......................      2,206,895
     2,520 Federated Investors, Inc.........         87,116
    19,359 Freddie Mac......................      1,184,771

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Financial Services (continued)
     5,472 H & R Block, Inc............... $       252,533
     2,346 Household International, Inc...         116,596
     1,500 Investment Technology Group,
            Inc. (b)......................          49,050
     1,960 Investors Financial Services
            Corp..........................          65,738
       500 John Nuveen Co., Class A.......          12,850
       184 LaBranche & Co., Inc. (b)......           4,214
     1,100 Legg Mason, Inc................          54,274
     3,905 Moody's Corp...................         194,274
     1,584 Neuberger Berman, Inc..........          57,974
     1,100 New York Community Bancorp,
            Inc...........................          29,810
       600 Provident Financial Group, Inc.          17,406
     2,300 SEI Investments Co.............          64,791
       800 Stilwell Financial, Inc........          14,560
     1,000 T. Rowe Price Group, Inc.......          32,880
     1,400 TCF Financial Corp.............          68,740
     2,200 Waddell & Reed Financial, Inc..          50,424
     4,600 Wells Fargo & Co...............         230,276
                                           ---------------
                                                 8,105,021
                                           ---------------
           Food & Beverages -- 2.46%
    17,624 Anheuser-Busch Cos., Inc.......         881,200
     1,000 Brown-Forman Corp., Class B....          69,000
    51,892 Coca-Cola Co...................       2,905,952
     6,600 Coca-Cola Enterprises, Inc.....         145,728
       906 Constellation Brands, Inc. (b).          28,992
       600 Dreyers Grand Ice Cream, Inc...          41,160
     7,800 General Mills, Inc.............         343,824
     5,100 H.J. Heinz Co..................         209,610
     1,400 Hershey Foods Corp.............          87,500
     3,800 Kellogg Co.....................         136,268
     2,259 Kraft Foods, Inc...............          92,506
     2,160 McCormick & Co., Inc...........          55,620
     5,239 Pepsi Bottling Group, Inc......         161,361
    53,195 PepsiCo, Inc...................       2,563,999
     1,000 Performance Food Group Co. (b).          33,860
    11,800 Sara Lee Corp..................         243,552
    11,581 Starbucks Corp. (b)............         287,788
    19,907 Sysco Corp.....................         541,869
       715 Tootsie Roll Industries, Inc...          27,570
     3,300 William Wrigley Jr., Co........         182,655
                                           ---------------
                                                 9,040,014
                                           ---------------
           Forest Products & Papers -- 0.04%
     2,170 Avery Dennison Corp............         136,168
                                           ---------------
           Grocery -- 0.17%
    18,317 Kroger Co. (b).................         364,508
     5,910 Safeway, Inc. (b)..............         172,513

                       Security
  Shares              Description                 Value
  ------              -----------                 -----
           Grocery  (continued)
     1,582 Whole Foods Market, Inc. (b)..... $        76,284
                                             ---------------
                                                     613,305
                                             ---------------
           Health Care -- 1.15%
       900 Accredo Health, Inc. (b).........          41,526
     2,226 AdvancePCS (b)...................          53,290
     2,441 AmerisourceBergen Corp...........         185,516
       400 AMN Healthcare Services,
            Inc. (b)........................          14,004
     2,603 Anthem, Inc. (b).................         175,650
    13,563 Cardinal Health, Inc.............         832,904
     6,700 Caremark Rx, Inc. (b)............         110,550
     1,080 Community Health Systems,
            Inc. (b)........................          28,944
       500 Coventry Health Care, Inc. (b)...          14,210
     2,300 DaVita, Inc. (b).................          54,740
     1,936 Express Scripts, Inc. (b)........          97,013
    14,800 HCA, Inc.........................         703,000
     7,250 Health Management Associates,
            Inc. (b)........................         146,088
       600 Health Net, Inc. (b).............          16,062
       800 Healthsouth Corp. (b)............          10,232
     4,300 Laboratory Corporation of America
            Holdings (b)....................         196,295
     1,200 LifePoint Hospitals, Inc. (b)....          43,572
     3,200 Lincare Holdings, Inc. (b).......         103,360
     1,200 Manor Care, Inc. (b).............          27,600
     6,910 McKesson Corp....................         225,957
     1,400 Mid Atlantic Medical Services,
            Inc. (b)........................          43,890
     1,360 Omnicare, Inc....................          35,714
     1,200 Orthodontic Centers of America,
            Inc. (b)........................          27,660
     2,268 Quest Diagnostics, Inc. (b)......         195,161
     1,100 Renal Care Group, Inc. (b).......          34,265
     9,800 Tenet Healthcare Corp. (b).......         701,190
     1,100 Triad Hospitals, Inc. (b)........          46,618
     1,500 Universal Health Services (b)....          73,500
                                             ---------------
                                                   4,238,511
                                             ---------------
           Hotels/Motels -- 0.07%
       500 Extended Stay America, Inc. (b)..           8,110
     2,000 Hilton Hotels Corp...............          27,800
       300 Hotels.Com (b)...................          12,669
     3,100 Marriott International, Inc.,
            Class A.........................         117,955
     2,600 Starwood Hotels & Resorts
            Worldwide, Inc..................          85,514
                                             ---------------
                                                     252,048
                                             ---------------
           Industrial Services -- 0.37%
     8,429 3M Co............................       1,036,767

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Industrial Services  (continued)
       800 Donaldson Co., Inc............... $       28,032
     1,812 Fastenal Co......................         69,780
     1,500 Flowserve Corp. (b)..............         44,700
     2,300 Gentex Corp. (b).................         63,181
     1,400 Graco, Inc.......................         35,196
       200 ITT Industries, Inc..............         14,120
       700 Shaw Group, Inc. (b).............         21,490
       500 SPX Corp. (b)....................         58,750
                                             --------------
                                                  1,372,016
                                             --------------
           Insurance -- 1.30%
     7,533 AFLAC, Inc.......................        241,056
    30,256 American International Group,
            Inc.............................      2,064,366
     2,600 Arthur J. Gallagher & Co.........         90,090
     1,500 Brown & Brown, Inc...............         47,250
     3,010 First Health Group Corp. (b).....         84,400
       300 HCC Insurance Holdings, Inc......          7,905
     7,771 Marsh & McLennan Cos., Inc.......        750,679
     2,660 Oxford Health Plans, Inc. (b)....        123,584
     3,400 The Progressive Corp.............        196,690
       900 Trigon Healthcare, Inc. (b)......         90,522
     8,185 UnitedHealth Group, Inc..........        749,337
     4,404 Wellpoint Health Networks,
            Inc. (b)........................        342,675
                                             --------------
                                                  4,788,554
                                             --------------
           Machinery -- 0.07%
     1,200 AGCO Corp........................         23,400
     3,200 Illinois Tool Works, Inc.........        218,560
                                             --------------
                                                    241,960
                                             --------------
           Media -- 0.52%
       100 Cablevision Systems Corp. -
             Rainbow Media Group (b)........            875
     7,800 Clear Channel Communications,
            Inc. (b)........................        249,756
     1,687 Comcast Corp., Class A (b).......         40,218
       300 Cox Communications, Inc.,
            Class A (b).....................          8,265
       700 Cox Radio, Inc. (b)..............         16,870
       900 Dow Jones & Co., Inc.............         43,605
     7,220 EchoStar Communications
            Corp. (b).......................        134,003
       100 Emmis Communications Corp.,
            Class A (b).....................          2,119
       900 Entercom Communications
            Corp. (b).......................         41,310
     1,700 Fox Entertainment Group, Inc. (b)         36,975
     3,347 Gemstar-TV Guide International,
            Inc. (b)........................         18,040

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Media (continued)
     1,151 Hispanic Broadcasting Corp.,
            Class A (b)..................... $       30,041
       300 LIN TV Corp., Class A (b)........          8,112
       200 Meredith Corp....................          7,670
       600 Metro-Goldwyn-Mayer, Inc. (b)....          7,020
       489 Pixar Animation Studios, Inc. (b)         21,565
     1,200 Radio One, Inc. (b)..............         17,844
       800 The E.W. Scripps Co..............         61,600
     4,600 Univision Communications,
            Inc. (b)........................        144,440
     4,373 USA Networks, Inc. (b)...........        102,547
    18,773 Viacom, Inc., Class B (b)........        832,958
     2,300 Westwood One, Inc. (b)...........         76,866
                                             --------------
                                                  1,902,699
                                             --------------
           Medical Products -- 1.24%
     4,071 Allergan, Inc....................        271,739
     1,599 Apogent Technologies, Inc. (b)...         32,891
    18,045 Baxter International, Inc........        802,100
     1,100 Becton, Dickinson & Co...........         37,895
     8,068 Biomet, Inc......................        218,804
     9,500 Boston Scientific Corp. (b)......        278,540
     1,300 Charles River Laboratories
            International, Inc. (b).........         45,565
     3,724 Cytyc Corp. (b)..................         28,377
     2,100 Dentsply International, Inc......         77,511
       700 Diagnostic Products Corp.........         25,900
     1,200 Edwards Lifesciences Corp. (b)...         27,840
     9,191 Guidant Corp. (b)................        277,844
       800 Henry Schein, Inc. (b)...........         35,600
    36,521 Medtronic, Inc...................      1,564,926
     1,500 Patterson Dental Co. (b).........         75,495
     1,755 Quintiles Transnational Corp. (b)         21,920
       600 Ribapharm, Inc. (b)..............          5,454
     2,655 St. Jude Medical, Inc. (b).......        196,072
     2,000 STERIS Corp. (b).................         38,220
     4,000 Stryker Corp.....................        214,040
     2,000 Varian Medical Systems, Inc. (b).         81,100
     5,870 Zimmer Holdings, Inc. (b)........        209,324
                                             --------------
                                                  4,567,157
                                             --------------
           Metals -- 0.04%
     3,781 Alcoa, Inc.......................        125,340
     2,200 Freeport-McMoRan Copper & Gold,
            Inc., Class B (b)...............         39,270
                                             --------------
                                                    164,610
                                             --------------
           Mining -- 0.09%
     2,400 Nabors Industries, Inc. (b)......         84,360
     9,181 Newmont Mining Corp..............        241,736
                                             --------------
                                                    326,096
                                             --------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
  Shares              Description                Value
  ------              -----------                -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Motorcycles -- 0.14%
     9,133 Harley-Davidson, Inc............. $      468,249
       700 Polaris Industries, Inc..........         45,500
                                             --------------
                                                    513,749
                                             --------------
           Oil & Gas -- 0.45%
     1,100 Amerada Hess Corp................         90,750
     3,440 Anadarko Petroleum Corp..........        169,592
     9,510 Baker Hughes, Inc................        316,587
     4,700 BJ Services Co. (b)..............        159,236
     1,278 Burlington Resources, Inc........         48,564
     1,300 Cooper Cameron Corp. (b).........         62,946
     1,000 Diamond Offshore Drilling, Inc...         28,500
     3,600 Ensco International, Inc.........         98,136
       200 FMC Technologies, Inc. (b).......          4,152
       500 Forest Oil Corp. (b).............         14,215
     2,700 Grant Prideco, Inc. (b)..........         36,720
     6,600 Halliburton Co...................        105,204
       830 Murphy Oil Corp..................         68,475
     1,500 National-Oilwell, Inc. (b).......         31,575
       806 Newfield Exploration Co. (b).....         29,959
     1,000 Noble Energy, Inc................         36,050
     3,800 Ocean Energy, Inc................         82,346
     2,000 Patterson-UTI Energy, Inc. (b)...         56,460
       600 Pioneer Natural Resources Co. (b)         15,630
       200 Pogo Producing Co................          6,524
     1,714 Pride International, Inc. (b)....         26,841
     1,600 Rowan Companies, Inc.............         34,320
     1,540 Smith International, Inc. (b)....        105,013
     1,500 Varco International, Inc. (b)....         26,310
     1,104 Williams Cos., Inc...............          6,613
       261 XTO Energy, Inc..................          5,377
                                             --------------
                                                  1,666,095
                                             --------------
           Packaging/Containers -- 0.03%
       400 Ball Corp........................         16,592
     2,300 Sealed Air Corp. (b).............         92,621
                                             --------------
                                                    109,213
                                             --------------
           Publishing & Printing -- 0.15%
     1,350 Harte-Hanks, Inc.................         27,743
     1,400 John Wiley & Sons, Inc...........         33,572
     4,913 McGraw-Hill Cos., Inc............        293,305
     2,800 New York Times Co., Class A......        144,200
       835 Readers Digest Association, Inc.,
            Class A.........................         15,640
       500 Scholastic Corp. (b).............         18,950
                                             --------------
                                                    533,410
                                             --------------
           Real Estate -- 0.02%
     1,874 Catellus Development Corp. (b)...         38,267

                      Security
  Shares             Description                Value
  ------             -----------                -----
           Real Estate (continued)
       900 The St. Joe Co.................. $       27,018
                                            --------------
                                                    65,285
                                            --------------
           Real Estate Investment Trusts -- 0.00%
       400 The Rouse Co....................         13,200
                                            --------------
           Rental & Leasing--0.01%
       800 Rent-A-Center, Inc. (b).........         46,408
       300 United Rentals, Inc. (b)........          6,540
                                            --------------
                                                    52,948
                                            --------------
           Restaurants -- 0.20%
     1,700 Applebee's International, Inc...         39,015
     2,700 Brinker International, Inc. (b).         85,725
       300 CBRL Group, Inc.................          9,156
       800 CEC Entertainment, Inc. (b).....         33,040
     5,250 Darden Restaurants, Inc.........        129,675
     1,200 Krispy Kreme Doughnuts,
            Inc. (b).......................         38,628
       900 Outback Steakhouse, Inc. (b)....         31,590
     2,000 Ruby Tuesday, Inc...............         38,800
     1,500 The Cheesecake Factory, Inc. (b)         53,220
     1,900 Wendy's International, Inc......         75,677
     7,100 YUM! Brands, Inc. (b)...........        207,675
                                            --------------
                                                   742,201
                                            --------------
           Retail - Specialty -- 2.12%
     1,200 99 Cents Only Stores (b)........         30,780
       400 Advance Auto Parts, Inc. (b)....         21,804
     2,140 AutoZone, Inc. (b)..............        165,422
       400 Barnes & Noble, Inc. (b)........         10,572
     8,769 Bed Bath & Beyond, Inc. (b).....        330,942
     7,722 Best Buy Co., Inc. (b)..........        280,309
     2,131 BJ's Wholesale Club, Inc. (b)...         82,044
       300 Borders Group, Inc. (b).........          5,520
     1,100 Chico's FAS, Inc. (b)...........         39,952
       800 Circuit City Stores, Inc........         15,000
     6,900 Costco Wholesale Corp. (b)......        266,478
     8,500 Dollar General Corp.............        161,755
     3,372 Dollar Tree Stores, Inc. (b)....        132,891
       500 Ethan Allen Interiors Inc.......         17,425
     4,805 Family Dollar Stores, Inc.......        169,376
     1,000 Furniture Brands International,
            Inc. (b).......................         30,250
     2,300 Herman Miller, Inc..............         46,690
    70,643 Home Depot, Inc.................      2,594,716
       100 La-Z-Boy, Inc...................          2,522
     1,900 Leggett & Platt, Inc............         44,460
    23,347 Lowe's Cos., Inc................      1,059,954
    12,000 Mattel, Inc.....................        252,960
     2,000 Michaels Stores, Inc. (b).......         78,000
     1,000 O'Reilly Automotive, Inc. (b)...         27,560
       400 Petco Animal Supplies, Inc. (b).          9,964

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                        Security
  Shares               Description                  Value
  ------               -----------                  -----
           Common Stocks (continued)
           SSgA Funds Management, Inc.  (continued)
           Retail -- Specialty (continued)
     4,000 PETsMART, Inc. (b).................. $       63,800
       900 Pier 1 Imports, Inc.................         18,900
     5,189 RadioShack Corp.....................        155,981
     4,800 Rite Aid Corp. (b)..................         11,280
    14,000 Staples, Inc. (b)...................        275,800
     3,375 Tiffany & Co........................        118,800
    30,749 Walgreen Co.........................      1,187,834
     2,700 Williams-Sonoma, Inc. (b)...........         82,782
       300 Zale Corp. (b)......................         10,875
                                                --------------
                                                     7,803,398
                                                --------------
           Schools -- 0.08%
     3,540 Apollo Group, Inc., Class A (b).....        139,547
     1,400 Career Education Corp. (b)..........         63,000
     1,700 DeVry, Inc. (b).....................         38,828
       700 Education Management Corp. (b)......         28,511
       399 University of Phoenix Online (b)....         11,818
                                                --------------
                                                       281,704
                                                --------------
           Semiconductors -- 2.45%
     1,600 Adaptec, Inc. (b)...................         12,624
     3,219 Advanced Micro Devices, Inc. (b)....         31,289
    27,100 Agere Systems, Inc., Class B (b)....         40,650
    11,595 Altera Corp. (b)....................        157,692
     1,700 Amkor Technology, Inc. (b)..........         10,574
    10,927 Analog Devices, Inc. (b)............        324,532
    49,284 Applied Materials, Inc. (b).........        937,382
     4,500 Applied Micro Circuits Corp. (b)....         21,285
     8,584 Atmel Corp. (b).....................         53,736
     3,000 Broadcom Corp., Class A (b).........         52,620
     3,500 Conexant Systems, Inc. (b)..........          5,670
     2,800 Cypress Semiconductor Corp. (b).....         42,504
     3,200 Fairchild Semiconductor
            International, Inc. (b)............         77,760
     1,400 Integrated Circuit Systems, Inc. (b)         28,266
   201,022 Intel Corp..........................      3,672,671
     1,671 International Rectifier Corp. (b)...         48,710
     2,347 Intersil Corp., Class A (b).........         50,179
     5,700 KLA-Tencor Corp. (b)................        250,743
     3,800 Lam Research Corp. (b)..............         68,324
     9,564 Linear Technology Corp..............        300,597
     5,600 LSI Logic Corp. (b).................         49,000
     9,738 Maxim Integrated Products, Inc. (b).        373,258
     1,900 Micrel, Inc. (b)....................         27,322
     5,962 Microchip Technology, Inc. (b)......        163,538
     8,300 Micron Technology, Inc. (b).........        167,826
       600 MKS Instruments, Inc. (b)...........         12,042
     4,500 National Semiconductor Corp. (b)....        131,265
     4,017 Novellus Systems, Inc. (b)..........        136,578
     3,900 NVIDIA Corp. (b)....................         67,002

                        Security
  Shares               Description                  Value
  ------               -----------                  -----
           Semiconductors (continued)
     4,987 PMC-Sierra, Inc. (b)................ $       46,229
     2,600 QLogic Corp. (b)....................         99,060
     4,341 RF Micro Devices, Inc. (b)..........         33,078
     1,800 Semtech Corp. (b)...................         48,060
     1,229 Skyworks Solutions, Inc. (b)........          6,818
    52,166 Texas Instruments, Inc..............      1,236,333
    10,095 Xilinx, Inc. (b)....................        226,431
                                                --------------
                                                     9,011,648
                                                --------------
           Telecommunications -- 0.49%
    33,614 AT&T Wireless Services, Inc. (b)....        196,642
     3,900 Citizens Communications Co. (b).....         32,604
     9,700 Level 3 Communications, Inc. (b)....         28,615
     2,057 MCI Group...........................          3,456
    44,900 Motorola, Inc.......................        647,457
    18,037 Nextel Communications, Inc.,
            Class A (b)........................         57,899
    23,136 QUALCOMM, Inc. (b)..................        636,009
    20,289 Qwest Communications
            International, Inc.................         56,809
    21,315 Sprint Corp. - PCS Group (b)........         95,278
     1,900 UTStarcom, Inc. (b).................         38,323
        56 WorldCom, Inc. (b)..................             13
                                                --------------
                                                     1,793,105
                                                --------------
           Textile Products -- 0.03%
     1,500 Mohawk Industries Co. (b)...........         92,295
                                                --------------
           Tobacco -- 0.49%
    39,339 Philip Morris Companies., Inc.......      1,718,328
     2,491 UST Companies., Inc.................         84,694
                                                --------------
                                                     1,803,022
                                                --------------
           Transportation & Shipping -- 0.31%
     2,000 C.H. Robinson Worldwide, Inc........         67,060
     2,864 Expeditors International of
            Washington, Inc....................         94,970
        57 JetBlue Airways Corp. (b)...........          2,597
     1,000 SkyWest, Inc........................         23,390
    11,600 Southwest Airlines Co...............        187,456
     1,000 Swift Transportation Co., Inc. (b)..         23,300
       787 Tidewater, Inc......................         25,908
    11,679 United Parcel Service, Inc., Class B        721,178
                                                --------------
                                                     1,145,859
                                                --------------
           Waste Disposal -- 0.03%
     3,280 Allied Waste Industries, Inc. (b)...         31,488
     3,400 Waste Management, Inc...............         88,570
                                                --------------
                                                       120,058
                                                --------------
           Total -- SSgA Funds Management,
            Inc.
            (cost $157,113,003)................    140,841,902
                                                --------------
           Total Common Stocks
            (cost $370,879,210)................    352,394,952
                                                --------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Shares or
 Principal                 Security
  Amount                  Description                 Value
  ------                  -----------                 -----
              Common Stocks (continued)
              SSgA Funds Management, Inc.  (continued)
              Commercial Paper -- 3.44%
              Jennison Associates LLC -- 3.44%
$ 7,012,000   American Express Credit Corp.,
               1.68%, 07/01/02................... $    7,012,000
  5,628,000   ChevronTexaco Corp.,
               1.79%, 07/01/02...................      5,628,000
                                                  --------------
              Total Commercial Paper
               (Cost $12,640,000)................     12,640,000
                                                  --------------
              Warrant -- 0.00%
              SSgA Funds Management, Inc. -- 0.00%
         57   Expedia, Inc., Strike Price $52.00,
               2/4/09............................          1,653
                                                  --------------
              Total Warrant (Cost $0)............          1,653
                                                  --------------
              Short-Term Investments -- 0.89%
              Jennison Associates LLC -- 0.00%
              Cash & Equivalents -- 0.00%
        715   Deutsche Bank Cash Sweep...........            715
                                                  --------------
              SSgA Funds Management, Inc.
              Money Market Mutual Fund -- 0.81%
$ 2,991,168   Alliance Money Market Fund Prime
               Portfolio.........................      2,991,168

Futures

 Number
   of                               Notional    Expiration   Unrealized
Contracts  Futures Contracts Long    Value         Date      Gain/(Loss)
---------  ----------------------   --------    ----------   -----------
SSgA Funds
Management, Inc.
   28     Nasdaq 100 E-Mini Future $  590,240 September 2002  $    284
   33     S&P 500 E-Mini Future...  1,633,665 September 2002   (20,216)
    6     S&P Barra Growth Future.    737,850 September 2002   (40,604)
                                                              --------
          Total Unrealized Loss...                            $(60,536)

                                                              ========

 Principal            Security
  Amount             Description                Value
  ------             -----------                -----
            U.S. Treasury Bill -- 0.08%
$   290,000 U.S. Treasury Bill,
             2.04%, 9/12/02 (c)........... $      289,024
                                           --------------
                                                3,280,192
                                           --------------
            Total Short-Term Investments
             (cost $3,280,894)............      3,280,907
                                           --------------
            Total Investments
             (cost $386,800,104) (a) --
             100.20%......................    368,317,512
            Liabilities in excess of other
             assets -- (0.20)%............       (770,055)
                                           --------------
            NET ASSETS -- 100.00%......... $  367,547,457

                                           ==============

--------
(a) Cost for federal income tax purposes is $408,572,033. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 20,000,494
                   Unrealized depreciation....  (60,255,015)
                                               ------------
                   Net unrealized depreciation $(40,254,521)

                                               ============

(b) Represents non-income producing securities.
(c) Principal amount is pledged as collateral for open future contracts.

   ADR -- American Depository Receipt
   PLC -- Public Limited Company



See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments -- June 30, 2002

                    Security
Shares             Description                 Value
------             -----------                 -----
        Common Stocks -- 93.38%
        Frontier Capital Management Co. -- 42.52%
        Aerospace -- 0.38%
 44,700 BFGoodrich Corp................... $   1,221,204
                                           -------------
        Agriculture -- 0.59%
 94,700 Delta Pine & Land Co..............     1,903,470
                                           -------------
        Auto Parts -- 0.65%
 59,300 Autoliv, Inc......................     1,494,360
 47,800 IMPCO Technologies, Inc. (b)......       626,180
                                           -------------
                                               2,120,540
                                           -------------
        Biotechnology -- 0.18%
 29,200 Applera Corp......................       569,108
                                           -------------
        Broadcasting & Television -- 0.32%
192,700 Gemstar-TV Guide International,
         Inc. (b).........................     1,038,653
                                           -------------
        Business Equipment & Services -- 0.68%
 36,300 Diebold, Inc......................     1,351,812
 47,690 On Assignment, Inc. (b)...........       848,882
                                           -------------
                                               2,200,694
                                           -------------
        Chemicals -- 0.74%
 71,800 Agrium Inc........................       674,920
  8,200 Cambrex Corp......................       328,820
111,800 IMC Global, Inc...................     1,397,500
                                           -------------
                                               2,401,240
                                           -------------
        Commercial Services -- 0.47%
 46,000 Bright Horizons Family Solutions,
         Inc. (b).........................     1,523,060
                                           -------------
        Communications Technology -- 0.29%
 76,000 Ciena Corp. (b)...................       318,440
 99,200 Power-One, Inc. (b)...............       617,024
                                           -------------
                                                 935,464
                                           -------------
        Computer Equipment -- 0.73%
 93,900 Apple Computer, Inc. (b)..........     1,663,908
 22,400 Hutchinson Technology, Inc. (b)...       350,336
 16,400 Mercury Computer Systems, Inc. (b)       339,480
                                           -------------
                                               2,353,724
                                           -------------
        Computer Services -- 0.91%
115,600 Acxiom Corp. (b)..................     2,021,844
 44,900 Perot Systems Corp., Class A (b)..       488,961
 38,400 RadiSys Corp. (b).................       446,592
                                           -------------
                                               2,957,397
                                           -------------
        Computer Software -- 2.30%
126,300 Ansoft Corp. (b)..................       742,644
 31,500 Documentum, Inc. (b)..............       378,000
131,100 E.piphany, Inc. (b)...............       575,529
 94,800 Informatica Corp. (b).............       672,132
120,940 Information Resources, Inc. (b)...     1,135,505

                      Security
Shares               Description                  Value
------               -----------                  -----
        Computer Software (continued)
169,300 Legato Systems, Inc. (b).............. $   609,480
 40,900 McDATA Corp. (b)......................     364,010
111,500 Parametric Technology Corp. (b).......     399,059
 73,000 Plumtree Software, Inc. (b)...........     363,540
100,000 TIBCO Software, Inc. (b)..............     556,000
 57,300 webMethods, Inc. (b)..................     567,270
104,200 Wind River Systems, Inc. (b)..........     522,042
                                               -----------
                                                 7,438,481
                                               -----------
        Computer Software & Services -- 0.57%
 28,100 Andrew Corp. (b)......................     419,252
162,100 Aspect Communications Corp. (b).......     518,720
  8,180 DiamondCluster International, Inc. (b)      48,916
 37,100 KPMG Consulting, Inc. (b).............     551,306
 39,600 Sykes Enterprises, Inc. (b)...........     319,176
                                               -----------
                                                 1,857,370
                                               -----------
        Construction -- 2.27%
100,200 Chicago Bridge & Iron Co..............   2,824,638
 73,300 Fluor Corp............................   2,855,035
 47,800 Jacobs Engineering Group, Inc. (b)....   1,662,484
                                               -----------
                                                 7,342,157
                                               -----------
        Consumer Products & Services -- 0.28%
 84,500 Stewart Enterprises, Inc., Class A (b)     538,265
  7,800 The Scotts Company, Class A (b).......     354,120
                                               -----------
                                                   892,385
                                               -----------
        Containers & Packaging -- 0.48%
100,000 Smurfit-Stone Container Corp. (b).....   1,542,000
                                               -----------
        Control & Filter Services -- 0.69%
 46,600 Flowserve Corp. (b)...................   1,388,680
  6,700 Roper Industries, Inc.................     249,910
 29,800 Watts Industries, Inc., Class A.......     591,530
                                               -----------
                                                 2,230,120
                                               -----------
        Electrical & Electronics -- 5.14%
 76,790 Active Power Inc. (b).................     277,212
 21,600 Analog Devices, Inc. (b)..............     641,520
 45,200 Anaren Microwave, Inc. (b)............     390,528
174,400 Artesyn Technologies, Inc. (b)........   1,138,832
 32,200 C&D Technologies, Inc.................     580,244
 44,400 Cypress Semiconductor Corp. (b).......     673,992
510,100 GrafTech International Ltd. (b).......   6,274,230
 48,000 Harman International Industries, Inc..   2,364,000
239,500 LoJack Corp. (b)......................     838,250
 69,200 LSI Logic Corp. (b)...................     605,500
 62,300 Orbital Sciences Corp. (b)............     496,531
134,000 Powerwave Technologies, Inc. (b)......   1,227,440
 75,300 Trimble Navigation Ltd. (b)...........   1,167,150
                                               -----------
                                                16,675,429
                                               -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
Shares               Description                  Value
------               -----------                  -----
        Common Stocks (continued)
        Frontier Capital Management Co. (continued)
        Electronic Components & Instruments -- 2.59%
149,500 Agere Systems Inc., Class A (b)...... $     209,300
 77,000 Applied Micro Circuits Corp. (b).....       364,210
126,800 Atmel Corp. (b)......................       793,768
 76,900 ChipPAC, Inc., Class A (b)...........       475,242
 42,320 Cirrus Logic, Inc. (b)...............       311,898
 85,600 Cree, Inc. (b).......................     1,132,488
 69,400 Lattice Semiconductor Corp. (b)......       603,086
 30,300 LTX Corp. (b)........................       432,684
 79,000 Microsemi Corp. (b)..................       521,400
 17,200 National Semiconductor Corp. (b).....       501,724
 50,600 Oak Technology, Inc. (b).............       229,218
 67,200 Power Integrations, Inc. (b).........     1,217,664
103,200 SBS Technologies, Inc. (b)...........     1,264,097
 65,590 SIPEX Corp. (b)......................       320,670
                                              -------------
                                                  8,377,449
                                              -------------
        Energy -- 0.71%
 50,400 American Power Conversion Corp. (b)..       636,552
 43,900 Arch Coal, Inc.......................       996,969
 52,900 Massey Energy Co.....................       671,830
                                              -------------
                                                  2,305,351
                                              -------------
        Financial Services -- 2.02%
104,600 Ameritrade Holding Corp., Class A (b)       479,068
204,200 E*Trade Group, Inc. (b)..............     1,114,932
 51,150 Investment Technology Group,
         Inc. (b)............................     1,672,605
 84,100 Knight Trading Group, Inc. (b).......       440,684
 65,700 Ritchie Bros. Auctioneers, Inc. (b)..     2,050,497
 33,950 Waddell & Reed Financial, Inc........       778,134
                                              -------------
                                                  6,535,920
                                              -------------
        Forest Products & Papers -- 0.53%
 63,898 Albany International Corp., Class A..     1,719,495
                                              -------------
        Health Care -- 0.94%
 33,200 Express Scripts, Inc., Class A (b)...     1,663,652
 29,900 Omnicare, Inc........................       785,174
 43,300 PAREXEL International Corp. (b)......       602,303
                                              -------------
                                                  3,051,129
                                              -------------
        Industrial Products -- 0.52%
 71,900 Northwest Pipe Co. (b)...............     1,683,179
                                              -------------
        Information Technology -- 0.28%
225,900 CNET Networks, Inc. (b)..............       449,541
 52,800 Symbol Technologies, Inc.............       448,800
                                              -------------
                                                    898,341
                                              -------------
        Insurance -- 0.47%
 40,300 HCC Insurance Holdings, Inc..........     1,061,905
 14,200 Willis Group Holdings Ltd. (b).......       467,322
                                              -------------
                                                  1,529,227
                                              -------------

                     Security
Shares              Description                  Value
------              -----------                  -----
        Medical Supplies -- 0.95%
153,800 Endocardial Solutions, Inc. (b)..... $   1,167,342
 24,900 PerkinElmer, Inc....................       275,145
 85,000 STERIS Corp. (b)....................     1,624,350
                                             -------------
                                                 3,066,837
                                             -------------
        Metals -- 0.68%
 45,400 Intermagnetics General Corp. (b)....       917,080
 44,700 Kaydon Corp.........................     1,055,367
 20,630 Liquidmetal Technologies (b)........       242,403
                                             -------------
                                                 2,214,850
                                             -------------
        Oil & Gas -- 3.60%
 14,100 Anadarko Petroleum Corp.............       695,130
 80,900 Chiles Offshore LLC (b).............     1,883,352
 73,400 Core Laboratories N.V. (b)..........       882,268
  7,200 Encana Corp.........................       220,320
 29,300 Noble Corp. (b).....................     1,130,980
121,200 Ocean Energy, Inc...................     2,626,404
 35,500 Swift Energy Co. (b)................       560,545
 46,100 Talisman Energy, Inc................     2,081,415
 35,900 Transocean Sedco Forex, Inc.........     1,118,285
 27,400 Willbros Group, Inc. (b)............       465,800
                                             -------------
                                                11,664,499
                                             -------------
        Optimal Recognition Equipment -- 0.07%
 31,100 Optimal Robotics Corp. (b)..........       226,719
                                             -------------
        Packaging/Containers -- 2.20%
449,000 Crown Cork & Seal Co., Inc. (b).....     3,075,650
133,900 Packaging Corporation of America (b)     2,663,271
 58,860 Pactiv Corp. (b)....................     1,400,868
                                             -------------
                                                 7,139,789
                                             -------------
        Pharmaceuticals -- 0.26%
 32,500 IDEXX Laboratories, Inc. (b)........       838,175
                                             -------------
        Production Technology -- 0.68%
 25,600 Benchmark Electronics, Inc. (b).....       742,400
 25,600 Lam Research Corp. (b)..............       460,288
157,600 Sanmina - SCI Corp. (b).............       994,456
                                             -------------
                                                 2,197,144
                                             -------------
        Railroads -- 0.64%
146,580 Wabtec Corp.........................     2,088,765
                                             -------------
        Recreation -- 0.77%
 58,400 Callaway Golf Co....................       925,056
 13,000 MarineMax, Inc. (b).................       168,350
 96,200 Six Flags, Inc. (b).................     1,390,090
                                             -------------
                                                 2,483,496
                                             -------------
        Restaurants -- 0.30%
 35,500 Triarc Companies, Inc. (b)..........       979,800
                                             -------------
        Retail -- 1.41%
 48,900 American Eagle Outfitters, Inc. (b).     1,033,746
 11,800 BJ's Wholesale Club, Inc. (b).......       454,300

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
Shares               Description                   Value
------               -----------                   -----
        Common Stocks (continued)
        Frontier Capital Management Co. (continued)
        Retail (continued)
 64,200 Dollar Tree Stores, Inc. (b).......... $   2,530,122
 39,900 Factory 2-U Stores Inc. (b)...........       552,615
                                               -------------
                                                   4,570,783
                                               -------------
        Shipping -- 0.41%
 54,500 Kirby Corp. (b).......................     1,332,525
                                               -------------
        Steel -- 0.76%
 50,973 AK Steel Holding Corp.................       652,964
115,050 Allegheny Technologies, Inc...........     1,817,790
                                               -------------
                                                   2,470,754
                                               -------------
        Telecommunications Equipment -- 0.78%
  9,600 Advanced Fibre Communication, Inc. (b)       158,784
211,100 Arris Group, Inc. (b).................       945,728
108,900 Harmonic, Inc. (b)....................       398,465
 19,400 Harris Corp...........................       703,056
161,000 Sonus Networks, Inc. (b)..............       325,220
                                               -------------
                                                   2,531,253
                                               -------------
        Textile Manufacturing -- 0.80%
237,600 Unifi, Inc. (b).......................     2,589,840
                                               -------------
        Toys -- 0.83%
197,200 Hasbro, Inc...........................     2,674,032
                                               -------------
        Transportation -- 0.66%
 89,500 EGL, Inc. (b).........................     1,517,920
 26,400 Swift Transportation Co., Inc. (b)....       615,120
                                               -------------
                                                   2,133,040
                                               -------------
        Utilities -- 0.31%
 58,900 Broadwing Inc. (b)....................       153,140
101,100 Citizens Communications Co. (b).......       845,196
                                               -------------
                                                     998,336
                                               -------------
        Waste Disposal -- 0.68%
 71,100 Republic Services, Inc. (b)...........     1,355,877
 27,500 Waste Connections, Inc. (b)...........       859,100
                                               -------------
                                                   2,214,977
                                               -------------
        Total -- Frontier Capital
         Management Co.
         (cost $137,036,668)..................   137,718,201
                                               -------------
        Geewax, Terker & Co. -- 26.41%
        Aerospace/Defense -- 0.19%
  5,800 Ducommon, Inc. (b)....................       152,192
  7,800 Esterline Technologies Corp. (b)......       177,060
  7,200 Herley Industries, Inc. (b)...........       152,712
  7,500 Kaman Corp., Class A..................       125,700
                                               -------------
                                                     607,664
                                               -------------
        Airline Services -- 0.19%
 46,300 ExpressJet Holdings, Inc. (b).........       604,215
                                               -------------

                      Security
Shares               Description                    Value
------               -----------                    -----
       Auto Parts -- 0.59%
 6,010 Advance Auto Parts, Inc. (b)............ $     327,605
18,200 Aftermarket Technology Corp. (b)........       349,440
 4,700 American Axle & Manufacturing
        Holdings, Inc. (b).....................       139,778
 9,500 Dura Automotive Systems, Inc. (b).......       197,125
 9,700 Monaco Coach Corp. (b)..................       206,610
17,200 Sonic Automotive, Inc. (b)..............       442,900
15,100 TBC Corp. (b)...........................       239,788
                                                -------------
                                                    1,903,246
                                                -------------
       Auto Related -- 0.66%
 7,200 ArvinMeritor, Inc.......................       172,800
18,900 Donnelly Corp...........................       510,111
 4,600 Group 1 Automotive, Inc. (b)............       175,490
19,400 Keystone Automotive Industries, Inc. (b)       369,182
10,100 Smith (A.O.) Corp.......................       315,221
42,300 Tower Automotive, Inc. (b)..............       590,085
                                                -------------
                                                    2,132,889
                                                -------------
       Banking -- 1.81%
31,960 Commercial Federal Corp.................       926,839
12,600 First Charter Corp......................       227,808
10,900 First Federal Capital Corp..............       240,890
11,400 First Oak Brook Bancshares, Inc.........       363,090
13,100 First Place Financial Corp..............       260,821
11,080 First Sentinel Bancorp, Inc.............       152,461
14,500 FIRSTFED AMERICA BANCORP, Inc...........       345,100
24,075 Flagstar Bancorp, Inc...................       556,133
13,500 Gold Banc Corporation, Inc..............       148,082
16,400 Hawthorne Financial Corp. (b)...........       531,524
10,300 Irwin Financial Corp....................       207,030
17,600 Local Financial Corp. (b)...............       287,056
 5,300 MB Financial, Inc.......................       182,267
13,400 Prosperity Bancshares, Inc..............       247,900
10,500 R&G Financial Corp., Class B............       248,955
 4,800 Seacoast Financial Services Corp........       120,336
11,500 Westcorp................................       367,425
 3,300 Wintrust Financial Corp.................       114,081
 9,600 WSFS Financial Corp.....................       248,352
 4,100 Yardville National Bancorp..............        81,754
                                                -------------
                                                    5,857,904
                                                -------------
       Broadcasting & Television -- 0.17%
19,800 Sinclair Broadcast Group, Inc. (b)......       288,288
22,200 The Sports Authority, Inc., Class A (b).       252,192
                                                -------------
                                                      540,480
                                                -------------
       Building Materials & Components -- 0.40%
 5,900 CoorsTek, Inc. (b)......................       182,369
34,000 Foamex International, Inc. (b)..........       377,740
15,200 Griffon Corp. (b).......................       275,120
11,100 LSI Industries Inc......................       203,907
11,200 Universal Forest Products, Inc..........       262,304
                                                -------------
                                                    1,301,440
                                                -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                     Security
Shares              Description                   Value
------              -----------                   -----
       Common Stocks (continued)
       Geewax, Terker & Co. (continued)
       Business Equipment & Services -- 0.93%
11,000 Alliance Data Systems Corp. (b)....... $     281,050
18,300 American Management Systems, Inc. (b).       349,713
 3,200 Global Imaging Systems, Inc. (b)......        60,768
72,000 IKON Office Solutions, Inc............       676,800
 7,200 Labor Ready, Inc. (b).................        42,120
80,300 MPS Group, Inc. (b)...................       682,550
12,400 NCO Group, Inc. (b)...................       273,916
 3,900 Right Management Consultants, Inc. (b)       102,566
 6,400 Standard Register Co..................       218,816
15,500 Wallace Computer Services, Inc........       333,250
                                              -------------
                                                  3,021,549
                                              -------------
       Casinos & Gaming -- 0.30%
16,900 Ameristar Casinos, Inc. (b)...........       491,114
17,200 Aztar Corp. (b).......................       357,760
 6,500 Isle of Capris Casinos, Inc. (b)......       131,625
                                              -------------
                                                    980,499
                                              -------------
       Chemicals -- 1.31%
22,800 Airgas, Inc. (b)......................       394,440
15,400 Ferro Corp............................       464,310
26,360 Fuller (H.B.) Co......................       772,084
10,400 Georgia Gulf Corp.....................       274,976
21,500 Great Lakes Chemical Corp.............       569,535
 8,900 MacDermid, Inc........................       191,350
83,110 RPM, Inc..............................     1,267,428
18,500 Wellman, Inc..........................       309,875
                                              -------------
                                                  4,243,998
                                              -------------
       Commercial Services -- 0.32%
10,700 Aviall Inc. (b).......................       149,800
 5,800 CDI Corp. (b).........................       188,790
18,300 Daisytek International Corp. (b)......       310,368
 8,100 Healthcare Services Group, Inc. (b)...       125,145
 9,800 Regis Corp............................       264,786
                                              -------------
                                                  1,038,889
                                              -------------
       Computer Equipment -- 0.38%
 8,700 Avocent Corp. (b).....................       138,504
49,500 InFocus Corp. (b).....................       583,110
 8,800 Proquest Co. (b)......................       312,400
16,100 Radisys Corp. (b).....................       187,243
                                              -------------
                                                  1,221,257
                                              -------------
       Computer Services -- 0.25%
17,700 Dynamics Research Corp. (b)...........       427,986
16,400 Sykes Enterprises, Inc. (b)...........       132,184
48,600 Tyler Technologies, Inc. (b)..........       258,552
                                              -------------
                                                    818,722
                                              -------------

                       Security
Shares                Description                    Value
------                -----------                    -----
       Computer Software -- 0.09%
10,600 FileNET Corp. (b)........................ $     153,700
17,100 Roxio, Inc. (b)..........................       123,120
                                                 -------------
                                                       276,820
                                                 -------------
       Construction -- 0.06%
 6,500 URS Corp. (b)............................       182,000
                                                 -------------
       Consumer Products & Services -- 0.68%
10,000 Chattem, Inc. (b)........................       315,000
 5,900 Giama, Inc. (b)..........................        86,376
34,000 Jarden Corp. (b).........................       673,200
37,800 Owens-Illinois, Inc. (b).................       519,372
11,800 Quaker Fabric Corp. (b)..................       182,888
12,600 Rayovac Corp. (b)........................       233,478
 4,600 Silgan Holdings Inc. (b).................       186,024
                                                 -------------
                                                     2,196,338
                                                 -------------
       Electric Utilities -- 0.77%
 7,800 CH Energy Group, Inc.....................       384,150
20,200 Cleco Corp...............................       442,380
17,800 EL Paso Electric Co. (b).................       246,530
 5,700 Otter Tail Power Corp....................       179,664
15,400 PNM Resources Inc........................       372,680
 6,000 UIL Holdings Corp........................       326,760
13,500 WPS Resources Corp.......................       551,205
                                                 -------------
                                                     2,503,369
                                                 -------------
       Electrical & Electronics -- 0.59%
23,200 Anixter International, Inc. (b)..........       545,200
17,020 Coherent, Inc. (b).......................       507,536
25,600 Varian, Inc. (b).........................       843,520
                                                 -------------
                                                     1,896,256
                                                 -------------
       Electronic Components & Instruments -- 1.05%
 9,900 Asyst Technologies, Inc. (b).............       201,465
39,600 Benchmark Electronics, Inc. (b)..........     1,148,400
 8,500 ESCO Technologies, Inc. (b)..............       297,500
18,000 Fisher Scientific International, Inc. (b)       504,000
33,500 FSI International, Inc. (b)..............       250,245
 3,800 OSI Systems, Inc. (b)....................        75,354
12,600 Stoneridge, Inc. (b).....................       235,620
45,400 Trimble Navigation Ltd. (b)..............       703,700
                                                 -------------
                                                     3,416,284
                                                 -------------
       Energy -- 0.09%
12,000 Offshore Logistics (b)...................       286,680
                                                 -------------
       Financial Services -- 0.69%
 9,100 American Home Mortgage
        Holdings, Inc...........................       113,659
21,100 BankAtlantic Bancorp, Inc., Class A......       261,640
 9,600 Credit Acceptance Corp. (b)..............       120,672
12,300 DVI, Inc. (b)............................       237,390
33,500 First American Financial Corp............       770,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
Shares                Description                    Value
------                -----------                    -----
       Common Stocks (continued)
       Geewax, Terker & Co. (continued)
       Financial Services (continued)
14,600 ITLA Capital Corp. (b)................... $     433,474
 8,700 New Century Financial Corp...............       304,239
                                                 -------------
                                                     2,241,574
                                                 -------------
       Food Processing -- 0.82%
19,060 Dean Foods Co. (b).......................       710,938
23,470 Dole Food Co., Inc.......................       677,110
 8,900 Interstate Bakeries Corp.................       257,032
16,900 Nasch-Finch Co...........................       540,124
10,700 Ralcorp Holdings, Inc. (b)...............       334,375
 7,400 United Natural Foods, Inc. (b)...........       145,780
                                                 -------------
                                                     2,665,359
                                                 -------------
       Footwear -- 0.10%
17,900 Wolverine World Wide, Inc................       312,355
                                                 -------------
       Forest Products & Papers -- 0.08%
22,300 Wausau-Mosinee Paper Corp................       268,715
                                                 -------------
       Grocery -- 0.16%
28,900 Fleming Companies, Inc...................       524,535
                                                 -------------
       Health Care -- 1.04%
27,200 Beverly Enterprises, Inc. (b)............       206,992
10,300 D & K Healthcare Resources, Inc..........       363,178
71,400 Gentiva Health Services..................       641,886
 4,100 Kindred Healthcare, Inc. (b).............       182,983
36,700 MedCath Corp. (b)........................       627,570
27,200 Radiologix, Inc. (b).....................       414,800
11,300 Sunrise Assisted Living, Inc. (b)........       302,840
38,400 U.S. Oncology, Inc. (b)..................       319,872
 2,600 Unilab Corp. (b).........................        71,214
 4,400 United Surgical Partners International,
        Inc. (b)................................       136,312
 5,100 Wright Medical Group, Inc. (b)...........       102,816
                                                 -------------
                                                     3,370,463
                                                 -------------
       Homebuilders -- 0.81%
10,063 Beazer Homes USA, Inc. (b)...............       805,040
 7,400 M/I Schottenstein Homes, Inc.............       278,832
11,300 Meritage Corp. (b).......................       515,845
 2,600 Ryland Group, Inc........................       129,350
12,800 Standard Pacific Corp....................       449,024
33,900 Walter Industries, Inc...................       452,565
                                                 -------------
                                                     2,630,656
                                                 -------------
       Information Technology -- 0.22%
20,900 Alloy Inc. (b)...........................       301,796
16,600 ManTech International Corp., Class A (b).       398,234
                                                 -------------
                                                       700,030
                                                 -------------
       Insurance -- 1.35%
37,800 American Medical Security Group, Inc. (b)       905,310
 3,200 AMERIGROUP Corp. (b).....................        87,296

                       Security
Shares                Description                    Value
------                -----------                    -----
        Insurance (continued)
  3,900 Centene Corp. (b)....................... $     120,822
 52,100 FPIC Insurance Group, Inc. (b)..........       784,105
 21,400 Harleysville Group, Inc.................       593,208
 23,300 Odyssey Re Holdings Corp................       405,187
  8,800 PMA Capital Corp., Class A..............       186,120
  5,800 Selective Insurance Group, Inc..........       164,314
 14,800 The Navigators Group, Inc. (b)..........       396,344
112,900 Universal American Financial Corp. (b)..       742,882
                                                 -------------
                                                     4,385,588
                                                 -------------
        Machinery & Engineering -- 0.35%
 11,900 AGCO Corp...............................       232,050
  6,700 Applied Industrial Tech., Inc...........       130,650
 18,780 Flowserve Corp. (b).....................       559,644
  6,200 Kennametal, Inc.........................       226,920
                                                 -------------
                                                     1,149,264
                                                 -------------
        Manufacturing -- 1.18%
  8,700 Actuant Corp., Class A (b)..............       358,875
 10,890 Donaldson Co., Inc......................       381,586
  8,000 Gardner Denver, Inc. (b)................       160,000
 28,500 Harsco Corp.............................     1,068,750
 59,100 Interface, Inc..........................       475,164
 20,400 Joy Global, Inc. (b)....................       353,736
  6,900 Manitowoc Co., Inc......................       244,881
 27,100 Terex Corp. (b).........................       609,479
  9,400 Watsco, Inc.............................       171,550
                                                 -------------
                                                     3,824,021
                                                 -------------
        Medical Supplies -- 0.27%
 21,100 American Medical Systems Holdings,
         Inc. (b)...............................       423,266
 22,600 Owens & Minor, Inc......................       446,576
                                                 -------------
                                                       869,842
                                                 -------------
        Natural Gas Utilities -- 0.56%
 23,100 AGL Resources, Inc......................       535,920
  4,900 Northwest Natural Gas Co................       140,875
  5,400 NUI Corp................................       148,500
 18,600 Piedmont Natural Gas Co., Inc...........       687,828
  9,490 UGI Corp................................       303,111
                                                 -------------
                                                     1,816,234
                                                 -------------
        Oil & Gas -- 0.48%
 13,500 Key Production Co., Inc. (b)............       263,250
  8,300 Oceaneering International, Inc. (b).....       224,100
 15,500 Universal Compression Holdings, Inc. (b)       371,845
 11,000 Western Gas Resources, Inc..............       411,400
 11,800 World Fuel Services Corp................       287,920
                                                 -------------
                                                     1,558,515
                                                 -------------
        Packaging/Containers -- 0.48%
 29,140 Ball Corp...............................     1,208,727
 12,700 Graphic Packaging International
         Corp. (b)..............................       117,475

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                        Security
Shares                 Description                     Value
------                 -----------                     -----
       Common Stocks (continued)
       Geewax, Terker & Co. (continued)
       Packaging/Containers (continued)
 9,400 Ivex Packaging Corp. (b)................... $     214,038
                                                   -------------
                                                       1,540,240
                                                   -------------
       Paper Products -- 0.07%
 8,600 Chesapeake Corp............................       226,438
                                                   -------------
       Pharmaceuticals -- 0.08%
19,900 American Pharmaceuticals Partners, Inc. (b)       245,964
                                                   -------------
       Publishing & Printing -- 0.09%
 8,500 Banta Corp.................................       305,150
                                                   -------------
       Real Estate -- 0.47%
34,600 Entertainment Properties Trust.............       852,890
 9,700 Glenborough Realty Trust, Inc..............       229,890
12,800 LNR Property Corp..........................       441,600
                                                   -------------
                                                       1,524,380
                                                   -------------
       Real Estate Investment Trust -- 1.95%
32,200 America First Mortgage Investments, Inc....       317,170
23,200 Anthracite Capital, Inc....................       307,400
58,700 Anworth Mortgage Asset Corp................       821,213
37,600 Apex Mortgage Capital, Inc.................       563,624
 9,000 CBL & Associates Properties................       364,500
 8,300 Center Trust, Inc..........................        58,598
26,400 FBR Asset Investment Corp..................       880,440
55,500 Impac Mortgage Holdings, Inc...............       748,140
14,900 Keystone Property Trust....................       236,463
 5,400 Novastar Financial, Inc....................       193,050
27,500 Redwood Trust Inc..........................       866,250
43,200 Senior Housing Properties Trust............       678,240
16,000 Thornburg Mortgage Asset Corp..............       314,880
                                                   -------------
                                                       6,349,968
                                                   -------------
       Recreation -- 0.14%
18,000 Boyd Gaming Corp. (b)......................       259,200
14,900 MarineMax, Inc. (b)........................       192,955
                                                   -------------
                                                         452,155
                                                   -------------
       Rental & Leasing -- 0.18%
 8,400 Aaron Rents, Inc...........................       201,180
13,800 Ryder Systems, Inc.........................       373,842
                                                   -------------
                                                         575,022
                                                   -------------
       Research & Development -- 0.17%
 9,600 EMCOR Group, Inc. (b)......................       563,520
                                                   -------------
       Restaurants -- 0.58%
11,240 CBRL Group, Inc............................       342,033
25,100 CKE Restaurants Inc. (b)...................       285,638
34,700 Landry's Restaurants, Inc..................       885,197
 5,500 O'Charley's, Inc. (b)......................       139,150
15,200 the Steak N Shake Company (b)..............       237,880
                                                   -------------
                                                       1,889,898
                                                   -------------

                     Security
Shares              Description                   Value
------              -----------                   -----
       Retail -- 1.91%
10,400 Brown Shoe Company, Inc............... $     292,240
54,200 Cash America International Inc........       498,640
13,700 Dillards, Inc., Class A...............       360,173
16,400 Duane Reade, Inc. (b).................       558,420
 7,800 Galyan's Trading Co. (b)..............       178,074
 8,300 Gart Sports Co. (b)...................       233,479
67,300 Goody's Family Clothing, Inc. (b).....       769,911
11,400 Hancock Fabrics, Inc..................       211,812
11,500 Haverty Furniture Co., Inc............       227,125
14,200 Hollywood Entertainment Corp. (b).....       293,656
 7,900 Jo-Ann Stores, Inc., Class A (b)......       230,680
18,700 Party City Corp. (b)..................       304,810
22,300 Pep Boys-Manny Moe & Jack, Inc........       375,755
 7,100 PETsMART, Inc. (b)....................       113,245
14,700 Shoe Carnival, Inc. (b)...............       313,698
 8,500 Skechers U.S.A., Inc., Class A (b)....       183,685
11,500 Steven Madden Ltd. (b)................       228,034
 3,100 Tractor Supply Company (b)............       220,069
15,200 Tweeter Home Entertainment Group,
        Inc. (b).............................       248,368
10,900 United Auto Group, Inc. (b)...........       227,810
 5,513 Whitehall Jewellers, Inc. (b).........       114,395
                                              -------------
                                                  6,184,079
                                              -------------
       Rubber & Plastics -- 0.08%
10,200 Tredegar Corp.........................       246,330
                                              -------------
       Steel -- 0.50%
 4,600 Commercial Metals Co..................       215,924
12,600 Intermet Corp.........................       135,324
20,800 Quanex Corp...........................       908,961
11,700 Reliance Steel & Aluminum Co..........       356,850
                                              -------------
                                                  1,617,059
                                              -------------
       Telecommunications Equipment -- 0.16%
11,800 DSP Group, Inc. (b)...................       231,280
13,700 EMS Technologies, Inc. (b)............       283,453
                                              -------------
                                                    514,733
                                              -------------
       Transportation -- 0.22%
19,700 Covenant Transport, Inc., Class A (b).       418,625
20,200 Wabtec Corp...........................       287,850
                                              -------------
                                                    706,475
                                              -------------
       Transportation & Shipping -- 0.39%
17,800 Genesee & Wyoming Inc., Class A (b)...       401,568
 3,400 J.B. Hunt Transport Services, Inc. (b)       100,368
12,400 Pittston BAX Group....................       297,600
 5,400 Roadway Express, Inc..................       194,022
 8,400 Yellow Corp. (b)......................       272,160
                                              -------------
                                                  1,265,718
                                              -------------
       Total -- Geewax, Terker & Co.
        (cost $77,396,253)...................    85,554,779
                                              -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
Shares               Description                   Value
------               -----------                   -----
        Common Stocks (continued)
        Sterling Johnston Capital Management, Inc. -- 24.45%
        Banking -- 0.38%
 36,400 Doral Financial Corp.................. $   1,215,396
                                               -------------
        Biotechnology -- 0.16%
 25,500 Martek Biosciences Corp. (b)..........       533,460
                                               -------------
        Broadcasting & Cable TV -- 0.54%
 67,300 Cumulus Media Inc., Class A (b).......       927,394
 55,450 Radio One, Inc., Class A (b)..........       824,542
                                               -------------
                                                   1,751,936
                                               -------------
        Building Materials & Components -- 0.58%
 39,350 Elcor Corp............................     1,076,223
 95,600 Omnova Solutions Inc..................       803,040
                                               -------------
                                                   1,879,263
                                               -------------
        Business Equipment & Services -- 0.89%
 34,300 AMN Healthcare Services, Inc. (b).....     1,200,843
 89,100 Spherion Corp. (b)....................     1,060,290
 64,300 TeleTech Holdings, Inc. (b)...........       613,422
                                               -------------
                                                   2,874,555
                                               -------------
        Casinos & Gaming -- 2.60%
 50,100 Ameristar Casinos, Inc. (b)...........     1,455,905
 50,950 Argosy Gaming Co. (b).................     1,446,980
 63,700 Aztar Corp. (b).......................     1,324,960
 34,050 GTECH Holdings Corp. (b)..............       869,637
160,000 Magna Entertainment Corp., Class A (b)     1,118,400
 74,500 Penn National Gaming, Inc. (b)........     1,352,175
106,850 Scientific Games Corp., Class A (b)...       848,389
                                               -------------
                                                   8,416,446
                                               -------------
        Computer Software -- 1.84%
 15,950 Catapult Communications Corp. (b).....       348,842
 67,000 Documentum, Inc. (b)..................       804,000
 55,850 Hyperion Solutions Corp. (b)..........     1,018,553
 61,400 Pegasystems Inc. (b)..................       553,767
119,900 Pinnacle Systems, Inc. (b)............     1,210,990
 83,300 Progress Software Corp. (b)...........     1,276,156
 46,450 Scansoft Inc. (b).....................       316,920
101,000 Vastera, Inc. (b).....................       443,390
                                               -------------
                                                   5,972,618
                                               -------------
        Construction -- 0.36%
 41,850 URS Corp. (b).........................     1,171,800
                                               -------------
        Electronic Components & Instruments -- 2.76%
 53,700 Actel Corp. (b).......................     1,128,774
126,300 Adaptec, Inc. (b).....................       996,507
 33,550 Advanced Energy Industries, Inc. (b)..       744,139
 67,800 Credence Systems Corp. (b)............     1,204,805
 88,550 Mykrolis Corp. (b)....................     1,045,776
194,750 Oak Technology, Inc. (b)..............       882,218
 29,600 Power Integrations, Inc. (b)..........       536,352

                        Security
Shares                 Description                    Value
------                 -----------                    -----
        Electronic Components & Instruments (continued)
 30,950 Varian Semiconductor Equipment
         Associates, Inc. (b).................... $   1,050,134
 58,400 Zoran Corp. (b)..........................     1,337,943
                                                  -------------
                                                      8,926,648
                                                  -------------
        Financial Services -- 0.88%
 91,000 Advanta Corp., Class B...................       994,630
 53,225 Wintrust Financial Corp..................     1,839,988
                                                  -------------
                                                      2,834,618
                                                  -------------
        Food Products & Services -- 0.67%
 29,050 Fresh Del Monte Produce Inc..............       726,250
 50,400 Interstate Bakeries Corp.................     1,455,552
                                                  -------------
                                                      2,181,802
                                                  -------------
        Health Care -- 0.65%
 30,200 Centene Corp. (b)........................       935,596
 86,225 Option Care, Inc. (b)....................     1,184,732
                                                  -------------
                                                      2,120,328
                                                  -------------
        Hotel & Motel -- 0.36%...................
162,800 La Quinta Corp. (b)......................     1,180,300
                                                  -------------
        Information Technology -- 0.71%
 54,450 Mantech International Corp., Class A (b).     1,306,255
 38,450 Websense, Inc. (b).......................       983,167
                                                  -------------
                                                      2,289,422
                                                  -------------
        Insurance -- 1.62%
 44,300 American Medical Security Group, Inc. (b)     1,060,985
 25,950 Hilb, Rogal & Hamilton Co................     1,174,238
 67,600 PMA Capital Corp., Class A...............     1,429,740
 70,550 Scottish Annuity & Life Holdings, Ltd....     1,346,094
  8,300 Selective Insurance Group Inc............       235,139
                                                  -------------
                                                      5,246,196
                                                  -------------
        Medical Supplies & Products -- 0.95%
 73,500 Conceptus, Inc. (b)......................     1,212,015
 16,500 Dianon Systems, Inc. (b).................       881,430
 54,350 Serologicals Corp. (b)...................       994,062
                                                  -------------
                                                      3,087,507
                                                  -------------
        Mining -- 0.31%
 68,450 Agnico-Eagle Mines Ltd...................       997,317
                                                  -------------
        Oil & Gas -- 1.24%
438,700 Grey Wolf, Inc. (b)......................     1,794,283
211,500 Key Energy Services, Inc. (b)............     2,220,750
                                                  -------------
                                                      4,015,033
                                                  -------------
        Pharmaceuticals -- 1.26%
124,350 Connetics Corp. (b)......................     1,606,478
 51,300 Noven Pharmaceuticals, Inc. (b)..........     1,308,150
 89,650 Perrigo Co. (b)..........................     1,165,450
                                                  -------------
                                                      4,080,078
                                                  -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Shares or
 Principal              Security
  Amount               Description                    Value
  ------               -----------                    -----
            Common Stocks (continued)
            Sterling Johnston Capital Management, Inc. (continued)
            Restaurants -- 0.94%
     37,850 AFC Enterprises, Inc. (b)............ $   1,182,812
     60,775 Ryan Family Steak Houses, Inc. (b)...       802,838
     38,800 Triarc Companies, Inc. (b)...........     1,070,880
                                                   -------------
                                                      3,056,530
                                                   -------------
            Retail -- 3.72%
     19,950 Christopher & Banks Corp. (b)........       843,885
     23,150 Group 1 Automotive, Inc. (b).........       883,173
     46,350 Harland (John H.) Co.................     1,307,070
     63,300 Haverty Furniture Companies., Inc....     1,250,175
     35,850 Linen 'n Things, Inc. (b)............     1,176,239
     41,050 O'Reilly Automotive, Inc. (b)........     1,131,338
     92,900 Pep Boys-Manny, Moe & Jack...........     1,565,364
     91,400 PETsMART, Inc. (b)...................     1,457,829
     13,600 Tractor Supply Co. (b)...............       965,464
     59,500 Wet Seal, Inc. (b)...................     1,445,850
                                                   -------------
                                                     12,026,387
                                                   -------------
            Transportation -- 1.03%
     74,850 EGL, Inc. (b)........................     1,269,456
     10,300 Landstar System, Inc. (b)............     1,100,554
     25,700 USFreightways Corp...................       973,258
                                                   -------------
                                                      3,343,268
                                                   -------------
            Total -- Sterling Johnston
             Capital Management, Inc.
             (cost $77,597,167)..................    79,200,908
                                                   -------------
            Total Common Stocks
             (cost $292,030,088).................   302,473,888
                                                   -------------
            Mutual Funds -- 1.14%
            Geewax, Terker & Co. -- 1.14%
     26,130 iShares Russell 2000 Value Index
             Fund................................     3,551,067
      1,500 iShares S&P SmallCap 600/BARRA
             Value Index Fund....................       134,910
                                                   -------------
                                                      3,685,977
                                                   -------------
            Total Mutual Funds
             (cost $3,386,587)...................     3,685,977
                                                   -------------
            Short-Term Investments -- 6.16%
            Frontier Capital Management Co. -- 4.27%
            Repurchase Agreements -- 4.27%
$13,809,672 Bankers Trust Co., Repurchase
             Agreement, dated 6/28/02, due
             7/1/02 at 1.50% with a maturity
             value of $13,811,398
             (Collateralized by U.S. Treasury
             Note; market value
             $14,101,022)........................    13,809,672
                                                   -------------

Shares or
Principal              Security
 Amount               Description                 Value
 ------               -----------                 -----
           Short-Term Investments (continued)
           Geewax, Terker & Co.--0.11%
           Cash & Equivalents -- 0.00%
        74 Deutsche Bank Cash Sweep.......... $          74
                                              -------------
           Repurchase Agreements -- 0.11%
$  357,240 Bankers Trust Co., Repurchase
            Agreement, dated 6/28/02, due
            7/1/02 at 1.25% with a maturity
            value of $357,277 (Collateralized
            by U.S. Treasury Note; market
            value $364,957)..................       357,240
                                              -------------
                                                    357,314
                                              -------------
           Sterling Johnston Capital Management, Inc. -- 1.78%
           Cash & Equivalents -- 1.78%
 5,781,087 Deutsche Bank Cash Sweep..........     5,781,087
                                              -------------
           Total Short-Term Investments
            (cost $19,948,072)...............    19,948,073
                                              -------------
           Total Investments
            (cost $315,364,747) (a) --
            100.68%..........................   326,107,938
                                              -------------
           Liabilities in excess of other
            assets -- (0.68)%................    (2,212,844)
                                              -------------
           Net Assets -- 100.00%............. $ 323,895,094

                                              =============

--------
(a) Cost for federal income tax purposes is $317,923,600. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 41,831,582
                   Unrealized depreciation....  (33,647,245)
                                               ------------
                   Net unrealized appreciation $  8,184,337
                                               ============

(b) Non-income producing security.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments -- June 30, 2002

                      Security
Shares               Description                   Value
------               -----------                   -----
        Common/Preferred Stocks -- 93.57%
        Artisan Partners LP -- 48.93%
        Australia -- 1.68%
151,900 Commonwealth Bank of Australia
         (Banking)............................ $   2,808,160
434,100 Foster's Group Ltd. (Brewery).........     1,150,282
196,100 National Australia Bank Ltd. (Banking)     3,897,205
                                               -------------
                                                   7,855,647
                                               -------------
        Belgium -- 2.37%
270,555 Fortis AG (Banking)...................     5,766,179
185,400 Interbrew (Brewery)...................     5,322,747
                                               -------------
                                                  11,088,926
                                               -------------
        Brazil -- 0.51%
 17,700 Companhia Vale do Rio Doce - ADR
         (Metals) (b).........................       489,759
100,000 Tele Norte Leste Participacoes SA -
         Preferred - ADR
         (Telecommunications Services)........       995,000
230,500 Telesp Celular Participacoes SA -
         Preferred - ADR
         (Telecommunications Services) (b)....       912,780
                                               -------------
                                                   2,397,539
                                               -------------
        Canada -- 0.36%
 92,700 CanWest Global Communications Corp.
         (Media)..............................       496,139
 65,967 Corus Entertainment, Inc., Class B
         (Media) (b)..........................     1,166,752
                                               -------------
                                                   1,662,891
                                               -------------
        Denmark -- 0.55%
  1,800 Danisco A/S (Food-Retail).............        65,808
 76,150 Novo-Nordisk A/S, Class B
         (Pharmaceuticals)....................     2,520,819
                                               -------------
                                                   2,586,627
                                               -------------
        Finland -- 0.32%
 49,800 Kone Corp., Class B (Machinery).......     1,475,474
                                               -------------
        France -- 2.33%
170,100 AXA (Diversified Financial Services)..     3,111,189
 62,550 Carrefour SA (Food - Retail)..........     3,385,236
    200 Danone (Food Products & Services).....        27,495
  2,900 Etablissements Economiques du Casino
         Guichard-Perrachon SA
         (Food - Retail)......................       245,591
199,196 JC Decaux SA (Advertising) (b)........     2,695,146
169,200 Rhodia SA (Chemicals).................     1,455,458
                                               -------------
                                                  10,920,115
                                               -------------
        Germany -- 5.81%
 41,590 Allianz AG (Financial Services).......     8,329,865
 66,738 Deutsche Boerse AG (Financial
         Services)............................     2,817,672

                         Security
 Shares                 Description                   Value
 ------                 -----------                   -----
          Germany (continued)
  183,600 Deutsche Telekom AG Registered
           (Telecommunications Services)......... $   1,726,198
   48,400 Henkel KGaA (Diversified Chemicals/
           Materials)............................     3,326,869
    2,320 KarstadtQuelle AG (Retail -
            Department Stores)...................        60,259
   57,000 Linde AG (Manufacturing)...............     2,899,100
   34,030 Muenchener Rueckversicherungs-
           Gesellschaft AG (Financial
           Services).............................     8,049,123
                                                  -------------
                                                     27,209,086
                                                  -------------
          Ireland -- 0.05%
   19,100 Allied Irish Banks PLC (Banking).......       253,710
                                                  -------------
          Italy -- 3.11%
  169,100 Assicurazioni Generali SpA
           (Insurance)...........................     4,008,075
  215,600 Autogrill SpA
           (Retail - Restaurants)................     2,506,146
  163,200 Mediobanca SpA (Financial Services)....     1,508,610
   12,865 Rolo Banca 1473 SpA (Banking)..........       219,805
  554,200 Telecom Italia SpA
           (Telecommunications Services).........     2,939,151
  749,900 Unicredito Italiano SpA (Banking)......     3,391,954
                                                  -------------
                                                     14,573,741
                                                  -------------
          Japan -- 4.63%
  162,800 Banyu Pharmaceutical Co., Ltd.
           (Pharmaceuticals).....................     2,099,857
   69,900 Canon, Inc. (Business Equipment).......     2,641,807
  158,200 Honda Motor Co., Ltd. (Automobiles)....     6,414,583
      207 Japan Tobacco, Inc. (Tobacco)..........     1,388,520
    5,800 Nintendo Co., Ltd. (Household
           Durables).............................       854,080
  171,000 Olympus Optical Co., Ltd. (Electronics)     2,388,236
   70,000 Promise Co., Ltd. (Diversified
           Financial Services)...................     3,527,449
   88,300 Toyota Motor Corp. (Automobiles).......     2,342,683
                                                  -------------
                                                     21,657,215
                                                  -------------
          Luxembourg -- 0.26%
   31,025 RTL Group (Media/Television)...........     1,225,612
                                                  -------------
          Mexico -- 2.76%
   82,500 Fomento Economico Mexicano SA de
           CV - ADR (Beverages)..................     3,235,650
  445,300 Grupo Modelo SA de CV, Series C
           (Brewery).............................     1,047,765
   23,300 Grupo Televisa SA--ADR (Media) (b).....       870,954
  147,210 Telefonos de Mexico SA de CV - ADR
           (Telecommunications Services).........     4,722,497
1,118,300 Wal-Mart de Mexico SA de CV (Retail)...     3,037,233
                                                  -------------
                                                     12,914,099
                                                  -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
Shares                Description                   Value
------                -----------                   -----
        Common/Preferred Stocks (continued)
        Artisan Partners LP (continued)
        Netherlands -- 2.44%
199,400 ABN Amro Holding NV (Financial
         Services)............................. $   3,621,495
 16,600 Royal Dutch Petroleum Co. (Oil & Gas)..       924,631
 53,600 Unilever NV (Manufacturing - Food
         Products).............................     3,509,614
176,800 Wolters Kluwer NV (Media)..............     3,355,960
                                                -------------
                                                   11,411,700
                                                -------------
        Poland -- 0.08%
 16,900 Bank Polska Kasa Opieki SA (Banking)...       388,199
                                                -------------
        Portugal -- 0.38%
253,946 Portugal Telecom, SGPS, SA - Registered
         (Telecommunications Services).........     1,793,199
                                                -------------
        Singapore -- 0.45%
300,950 DBS Group Holdings Ltd. (Banking)......     2,112,169
                                                -------------
        Spain -- 2.73%
 43,036 Acciona SA (Building Products).........     1,878,179
318,400 Banco Santander Central Hispano SA
         (Banking).............................     2,528,193
182,038 Centros Comerciales Carrefour SA
         (Retail)..............................     2,285,013
111,000 Corporacion Mapfre SA (Diversified
         Financial Services)...................       876,989
 10,500 Fomento de Construcciones Y Contratas
         SA (Building Products)................       256,134
123,000 Industria de Diseno Textil SA
         (Apparel) (b).........................     2,597,131
132,300 Promotora de Informaciones SA (Prisa)
         (Media)...............................     1,114,525
104,400 Repsol YPF SA (Oil & Gas)..............     1,231,079
                                                -------------
                                                   12,767,243
                                                -------------
        Sweden -- 0.22%
125,100 Swedish Match AB (Tobacco).............     1,034,503
                                                -------------
        Switzerland -- 6.76%
 84,140 Ciba Specialty Chemicals AG
         (Chemicals)...........................     6,741,716
149,840 Clariant AG - REG (Chemicals)..........     3,564,023
109,300 Credit Suisse Group (Banking) (b)......     3,470,016
  5,795 Julius Baer Holding Ltd. AG, Class B
         (Banking).............................     1,664,559
 28,735 Nestle SA - Registered, Class B
         (Food)................................     6,699,620
118,880 Novartis AG (Pharmaceuticals)..........     5,227,908

                       Security
 Shares               Description                  Value
 ------               -----------                  -----
          Switzerland (continued)
      399 Synthes-Stratec, Inc. (Medical
           Products).......................... $     243,963
   80,335 UBS AG - Registered
           (Banking) (b)......................     4,040,230
                                               -------------
                                                  31,652,035
                                               -------------
          United Kingdom -- 11.13%
  950,600 British Aerospace PLC (Aerospace/
           Defense)...........................     4,854,149
  348,600 British American Tobacco PLC
           (Tobacco)..........................     3,746,165
  592,825 Carlton Communications PLC
           (Media)............................     1,897,651
1,283,006 Compass Group PLC
           (Food - Services)..................     7,783,630
  547,621 Diageo PLC (Food & Beverages).......     7,111,973
1,855,488 Granada PLC (Media).................     3,153,577
   82,800 HSBC Holdings PLC (Banking).........       952,270
  694,900 Imperial Chemical Industries PLC
           (Chemicals)........................     3,378,963
  650,600 Lloyds TSB Group PLC (Banking)......     6,475,864
  719,329 Marks & Spencer Group PLC (Retail -
            Department Stores)................     4,087,104
  114,900 Next PLC (Retail)...................     1,632,324
   82,200 Reuters Group PLC (Media)...........       436,035
   10,800 Scottish & Newcastle PLC
           (Brewery)..........................       100,092
1,061,200 Tesco PLC (Food - Retail)...........     3,857,945
1,906,700 Vodafone Group PLC
           (Telecommunications Services)......     2,615,745
                                               -------------
                                                  52,083,487
                                               -------------
          Total -- Artisan Partners LP
           (cost $236,179,566)................   229,063,217
                                               -------------
          Capital Guardian Trust Co. -- 44.64%
          Australia -- 1.71%
   93,100 ANZ Group Ltd. (Banking)............     1,008,218
  396,191 BHP Billiton Ltd. (Mining)..........     2,290,942
   60,300 Brambles Industries Ltd. (Commerical
           Services)..........................       319,567
  196,539 Foster's Brewing Group Ltd.
           (Brewery)..........................       520,791
   23,489 National Australia Bank Ltd.
           (Banking)..........................       466,810
  116,946 News Corp. Ltd. (Multimedia)........       635,526
      700 News Corp. Ltd. - ADR
           (Multimedia).......................        16,051
  123,197 QBE Insurance Group Ltd.
           (Insurance)........................       459,241
   51,608 Westpac Banking Corp. (Financial
           Services)..........................       470,517

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
Shares                Description                    Value
------                -----------                    -----
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Australia (continued)
114,600 WMC Ltd. (Metals - Diversified)......... $     584,818
169,800 Woolworths Ltd. (Retail)................     1,253,533
                                                 -------------
                                                     8,026,014
                                                 -------------
        Brazil -- 0.12%
 12,000 Companhia Vale do Rio Doce - ADR
         (Metals) (b)...........................       332,040
  9,000 Compania Vale do Rio Doce - SP ADR
         (Metals)...............................       233,550
                                                 -------------
                                                       565,590
                                                 -------------
        Canada -- 1.23%
 50,000 Abitibi-Consolidated, Inc. (Paper &
         Related Products)......................       460,911
 10,500 Alcan Aluminium Ltd. (Building
         Materials).............................       398,350
 12,100 Bank of Nova Scotia (Banking)...........       397,711
 91,300 Bombardier, Inc., Class B (Aerospace &
         Defense)...............................       756,381
 22,000 Inco Ltd. (Metals - Diversified) (b)....       493,984
  6,200 Magna International, Inc., Class A (Auto
         Related)...............................       426,813
 60,900 Nortel Networks Corp.
         (Telecommunications Equipment) (b).....        88,305
 20,200 Suncor Energy, Inc. (Oil & Gas).........       353,291
 75,800 Thomson Corp. (Publishing & Printing)...     2,390,274
                                                 -------------
                                                     5,766,020
                                                 -------------
        Finland -- 1.09%
237,400 Nokia Oyj (Telecommunications
         Equipment).............................     3,474,642
 41,000 UPM-Kymmene (Paper Products)............     1,613,995
                                                 -------------
                                                     5,088,637
                                                 -------------
        France -- 3.40%
 16,400 Accor SA (Hotels).......................       665,196
 59,000 Bouygues SA (Wireless
         Telecommunications Services)...........     1,648,413
 11,300 Essilor International SA (Optical
         Supplies)..............................       459,452
  6,880 Groupe Danone (Food Products &
         Services)..............................       945,821
 10,800 L'Air Liquide SA (Chemicals)............     1,661,775
 16,400 Michelin, Class - B (Tire & Rubber).....       664,548
  7,000 Pechiney SA, Class A (Metals)...........       319,736
 29,400 Renault SA (Automobiles)................     1,374,828
 76,700 Sanofi-Synthelabo SA
         (Pharmaceuticals)......................     4,666,134
 12,200 Schneider Electric SA (Hand/Machine
         Tools).................................       656,053
 16,100 Societe Television Francaise 1
         (Media)................................       431,059

                      Security
Shares               Description                  Value
------               -----------                  -----
        France (continued)
 30,500 STMicroelectronics NV - ADR
         (Semiconductors).................... $     760,575
 76,700 Vivendi Universal SA (Multimedia)....     1,657,386
                                              -------------
                                                 15,910,976
                                              -------------
        Germany -- 2.02%
 14,100 Aixtron AG (Semiconductors)..........       176,850
  1,300 Allianz AG Holdings (Insurance)......       260,371
 24,400 Bayerische Motoren Werke AG (Auto
         Manufacturers)......................     1,006,068
 51,800 DaimlerChrysler AG (Automobiles).....     2,506,726
  5,600 Deutsche Bank AG (Banking)...........       389,075
 14,900 Epcos AG (Electronic Components).....       491,489
 14,100 Infineon Technologies AG
         (Semiconductors)....................       220,435
 12,600 Infineon Technologies AG - ADR
         (Semiconductors) (b)................       195,174
 32,400 Metro AG (Retail - Department
         Stores).............................       991,945
  2,900 SAP AG (Business Software)...........       286,404
 20,900 Siemens AG (Manufacturing)...........     1,253,931
 92,500 ThyssenKrupp AG (Industrial
         Components).........................     1,415,972
 10,700 TUI AG (Travel Services).............       263,126
                                              -------------
                                                  9,457,566
                                              -------------
        Greece -- 0.30%
 87,600 Hellenic Telecommunications
         Organization SA
         (Telecommunications Services).......     1,384,220
                                              -------------
        Hong Kong -- 1.82%
222,000 Cheung Kong Holdings (Real Estate)...     1,850,001
285,000 China Mobile Ltd. (Telecommunications
         Services) (b).......................       844,038
486,000 Hang Lung Properties Ltd. (Real
         Estate).............................       554,538
 79,200 Hang Seng Bank (Banking).............       847,846
216,000 Hongkong Land Holdings Ltd. (Real
         Estate).............................       347,760
190,100 Hutchison Whampoa (Industrial
         Conglomerates)......................     1,419,657
624,500 Johnson Electric Holdings Ltd.
         (Electronics).......................       740,593
454,000 Li & Fung Ltd. (Distributors)........       611,154
251,700 Swire Pacific Ltd. (Diversified
         Financials).........................     1,287,542
                                              -------------
                                                  8,503,129
                                              -------------
        Ireland -- 0.73%
 86,462 Allied Irish Banks PLC (Banking).....     1,139,101
 84,625 CRH PLC (Construction)...............     1,416,607
 11,100 Elan Corp. PLC - ADR
         (Pharmaceuticals) (b)...............        60,717

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
Shares                Description                    Value
------                -----------                    -----
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Ireland (continued)
 54,700 Irish Life & Permanent PLC (Financial
         Services).............................. $     791,418
                                                 -------------
                                                     3,407,843
                                                 -------------
        Italy -- 0.62%
 48,850 Assic Generali (Insurance)..............     1,157,862
109,100 ENI SpA (Oil & Gas).....................     1,734,730
                                                 -------------
                                                     2,892,592
                                                 -------------
        Japan -- 10.90%
 25,000 Acom Co. Ltd. (Financial Services)......     1,708,243
 28,300 Advantest Corp. (Electrical &
         Electronics)...........................     1,761,372
 64,000 Aeon Co., Ltd. (Retail).................     1,708,660
  8,530 AIFUL Corp. (Financial Services)........       559,368
 15,000 Canon, Inc. (Business Equipment)........       566,911
 27,500 Chubu Electric Power Co., Inc. (Utility
         Services - Electric)...................       482,959
 77,000 Chugai Pharmaceutical Co., Ltd.
         (Pharmaceuticals)......................       921,225
 11,000 Dai Nippon Printing (Printing &
         Publishing)............................       146,012
144,000 Daiwa Securities Group, Inc. (Financial
         Services)..............................       933,489
     47 Fuji Television Network, Inc. (Broadcast
         Television)............................       271,742
 10,900 Hirose Electric Co., Ltd. (Electrical &
         Electronics)...........................       950,317
147,000 Hitachi, Ltd. (Electrical & Electronics)       950,484
  9,000 Honda Motor Co., Ltd. (Automobiles).....       364,926
 12,200 Hoya Corp. (Electrical Components)......       887,569
141,000 Japan Airlines Co., Ltd. (Airlines).....       397,614
    135 Japan Telecom Co., Ltd.
         (Telecommunications Services)..........       386,326
 10,700 Kansai Electric Power Co. (Electric)....       169,168
  2,800 Keyence Corp. (Electrical &
         Electronics)...........................       593,125
  5,200 Mabuchi Motor Co., Ltd. (Electronic
         Components)............................       512,364
138,000 Mitsubishi Estate Co., Ltd. (Real
         Estate)................................     1,128,316
225,000 Mitsubishi Heavy Industries, Ltd.
         (Manufacturing - Diversified)..........       681,420
247,000 Mitsubishi Motors Corp.
         (Automobiles) (b)......................       655,315
136,000 Mitsui Fudosan Co., Ltd. (Real
         Estate)................................     1,202,737
271,730 Mitsui Sumitomo Insurance Co., Ltd.
         (Insurance)............................     1,462,255
 12,000 Murata Manufacturing Co., Ltd.
         (Electronics)..........................       770,899

                       Security
Shares                Description                    Value
------                -----------                    -----
        Japan (continued)
280,000 Nikko Cordial Corp. (Financial
         Services).............................. $   1,413,316
 97,000 Nikon Corp. (Semiconductors)............     1,073,911
 21,900 Nintendo Co., Ltd. (Toys)...............     3,224,888
    107 Nippon Telegraph & Telephone Corp.
         (Telephone)............................       440,105
401,000 Nissan Motor Co., Ltd.
         (Automobiles)..........................     2,776,824
 14,000 Nitto Denko Corp. (Electrical
         Equipment).............................       459,036
 87,000 Nomura Securities Co., Ltd. (Financial
         Services)..............................     1,277,490
    920 NTT DoCoMo, Inc.
         (Telecommunications Services)..........     2,264,308
  7,500 ORIX Corp. (Financial Services).........       605,081
 10,900 Rohm Co. (Semiconductors)...............     1,626,906
130,000 Sekisui House
         (Manufacturing/Housing)................       955,531
  2,000 Shimamura Co., Ltd. (Retail Apparel)....       153,512
 21,300 Shin-Etsu Chemical Co., Ltd. (Chemicals)       915,193
 46,000 Shionogi & Co., Ltd. (Pharmaceuticals)..       586,801
 44,900 Sony Corp. (Electrical & Electronics)...     2,371,241
 57,000 Sumitomo Forestry Co., LTD
         (Forestry).............................       341,448
 65,000 Sumitomo Realty & Development Co.,
         Ltd. (Real Estate).....................       394,252
 95,000 Suzuki Motor Corp. (Automobiles)........     1,172,243
 20,000 Taiyo Yuden Co., Ltd. (Electronics).....       327,048
 11,000 Takeda Chemical Industries, Ltd.
         (Pharmaceuticals)......................       482,730
 18,000 TDK Corp. (Electrical & Electronics)....       849,992
 31,000 THK Co., Ltd. (Machinery)...............       596,154
 15,400 Tokyo Electric Power Co. (Utility
         Services - Electric)...................       316,711
 36,300 Tokyo Electron, Ltd. (Semiconductors)...     2,365,285
159,000 Tokyu Corp. (Transportation)............       615,518
227,000 Toray Industries (Chemicals)............       607,934
    149 UFJ Holdings, Inc. (Banking)............       360,504
 18,000 Ushio, Inc. (Manufacturing).............       213,849
 14,000 Yamanouchi Pharmaceutical Co., Ltd.
         (Pharmaceuticals)......................       363,257
 25,000 Yamato Transport Co., Ltd. (Transport -
          Services).............................       455,740
                                                 -------------
                                                    51,073,834
                                                 -------------
        Korea -- 0.61%
 20,840 Samsung Electronics - GDR
         (Electronics)..........................     2,861,332
                                                 -------------
        Luxembourg -- 0.11%
 51,400 SES Global - FDR (Telecommunications
         Services)..............................       507,626
                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                       Security
Shares                Description                   Value
------                -----------                   -----
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Mexico -- 0.64%
 62,000 America Movil SA de CV, Series L -
         ADR (Telecommunications
         Services)............................. $     830,800
 66,900 Telefonos de Mexico SA de CV - ADR
         (Telecommunications Services).........     2,146,152
                                                -------------
                                                    2,976,952
                                                -------------
        Netherlands -- 3.94%
 87,126 ABN Amro Holding NV (Financial
         Services).............................     1,582,379
177,157 Aegon NV (Insurance)...................     3,693,411
 88,800 ASM Lithography Holding NV
         (Semiconductor Equipment) (b).........     1,405,813
 29,000 Hagemeyer NV (Manufacturing -
         Diversified)..........................       400,966
 65,187 Heineken Holding NV (Brewery)..........     2,860,989
 31,500 Heineken Holding NV, Class A
         (Brewery).............................     1,068,297
 21,984 ING Groep NV (Diversified Financial
         Services).............................       564,496
 51,200 Koninklijke (Royal) Philips Electronics
         NV (Household Durables)...............     1,429,476
  7,200 Koninklijke (Royal) Philips Electronics
         NV - New York Shares - ADR
         (Household Durables)..................       198,720
 17,800 Koninklijke Numico NV - CVA (Food
         & Beverage)...........................       399,225
104,000 KPNQwest NV (Telecommunications
         Services) (b).........................       486,847
 62,100 Royal Dutch Petroleum Co. (Oil & Gas)..     3,459,010
  7,000 Royal Dutch Petroleum Co., New York
         Shares - ADR (Oil & Gas)..............       386,890
 18,712 VNU NV (Printing & Publishing).........       520,026
                                                -------------
                                                   18,456,545
                                                -------------
        Norway -- 0.43%
  3,500 Norsk Hydro ASA (Manufacturing -
         Diversified)..........................       166,971
 11,000 Norsk Hydro ASA - ADR
         (Manufacturing - Diversified).........       529,320
148,600 Statoil ASA (Oil & Gas)................     1,326,733
                                                -------------
                                                    2,023,024
                                                -------------
        Portugal -- 0.04%
 27,540 Portugal Telecom SA
         (Telecommunications Services).........       194,469
                                                -------------
        Russia -- 0.22%
 16,000 Lukoil - ADR (Oil & Gas)...............     1,049,760
                                                -------------
        Singapore -- 1.00%
202,000 DBS Group Holdings Ltd. - ADR
         (Financial Services) (b)..............     1,417,777

                      Security
 Shares              Description                 Value
 ------              -----------                 -----
          Singapore (continued)
   23,000 Development Bank of Singapore Ltd.
           (Banking)........................ $     161,422
   59,000 Singapore Airlines Ltd. (Airlines)       430,779
  334,000 Singapore Technologies Engineering
           Ltd. (Engineering)...............       364,852
2,128,160 Singapore Telecommunications Ltd.
           (Telecommunications Services)....     1,650,203
   93,360 United Overseas Bank Ltd.
           (Banking)........................       671,084
                                             -------------
                                                 4,696,117
                                             -------------
          South Korea -- 0.31%
    2,160 Samsung Electronics (Electronics).       590,723
    6,200 Samsung Electronics Preferred NV
           (Electronics)....................       840,067
                                             -------------
                                                 1,430,790
                                             -------------
          Spain -- 0.92%
   27,900 Altadis SA (Tobacco)..............       568,440
  150,400 Banco Bilbao Vizcaya Argentaria SA
           (Banking)........................     1,700,726
   68,700 Industria de Diseno Textil SA
           (Apparel) (b)....................     1,450,593
   71,409 Telefonica SA (Telecommunications
           Services) (b)....................       599,450
                                             -------------
                                                 4,319,209
                                             -------------
          Sweden -- 0.57%
   61,600 Assa Abloy AB, Class B (Metal
           Products)........................       867,983
  234,480 Ericsson (LM), Class B
           (Telecommunications
           Equipment).......................       354,635
   77,200 ForeningsSparbanken AB
           (Banking)........................       978,598
   29,300 Svenska Handelsbanken AB, Class A
           (Banking)........................       447,924
                                             -------------
                                                 2,649,140
                                             -------------
          Switzerland -- 3.96%
   27,155 Credit Suisse Group (Diversified
           Financial Services) (b)..........       862,107
    7,140 Holcim Ltd. (Building Products)...     1,638,319
    2,480 Holcim Ltd., Class B (Building
           Products)........................       112,727
   10,690 Nestle SA (Food)..................     2,492,394
   75,920 Novartis AG (Pharmaceuticals).....     3,338,684
   75,708 Richemont AG INH A Units
           (Retail - Specialty).............     1,721,908
   10,900 Roche Holding AG
           (Pharmaceuticals)................       823,927
   19,800 STMicroelectronics NV - New York
           Shares - ADR (Semiconductors)....       481,734

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

                      Security
Shares               Description                  Value
------               -----------                  -----
        Common/Preferred Stocks (continued)
        Capital Guardian Trust Co. (continued)
        Switzerland (continued)
 45,874 Swiss Re (Diversified Financial
         Services)............................ $ 4,484,759
  6,484 Swisscom AG (Telecommunications
         Services)............................   1,886,429
 13,636 UBS AG - Registered (Banking) (b).....     685,786
                                               -----------
                                                18,528,774
                                               -----------
        Taiwan -- 0.42%
 31,200 Hon Hai Precision Industry Co., Ltd. -
         GDR (Electronics) (b)................     254,951
130,170 Taiwan Semiconductor Manufacturing
         Co., Ltd. - ADR
         (Semiconductors) (b).................   1,692,205
                                               -----------
                                                 1,947,156
                                               -----------
        United Kingdom -- 7.53%
183,800 ARM Holdings PLC (Electronics) (b)....     409,043
174,900 AstraZeneca PLC (Pharmaceuticals).....   7,269,658
 18,251 AstraZeneca PLC (Pharmaceuticals).....     755,591
 59,200 Barclays PLC (Banking)................     498,117
172,000 BG Group PLC (Oil & Gas)..............     748,523
 50,000 Billiton PLC (Oil & Gas)..............     272,469
 40,500 BOC Group PLC (Chemicals).............     629,071
 84,700 Brambles Industries PLC
         (Diversified Operations).............     423,798
197,235 British Aerospace PLC
         (Aerospace/Defense)..................   1,007,162
183,500 Centrica PLC (Gas - Distribution).....     567,809
113,800 Compass Group PLC (Food Services).....     690,392
 18,100 GlaxoSmithKline PLC
         (Pharmaceuticals)....................     391,224
 41,100 HBOS PLC (Diversified Financial
         Services)............................     444,806
102,544 Lloyds TSB Group PLC (Financial)......   1,020,690
118,190 Marks & Spencer Group PLC (Retail)....     671,535
108,000 National Grid Group PLC
         (Telecommunications Services)........     767,150
109,100 Pearson PLC (Printing & Publishing)...   1,085,115
146,000 Prudential Corp. PLC (Insurance)......   1,335,287
 70,900 Reuters Group PLC (Multimedia)........     376,094
133,000 Royal Bank of Scotland Group PLC
         (Banking)............................   3,770,813
 38,500 Shire Pharmaceuticals Group PLC
         (Pharmaceuticals) (b)................     340,376
171,200 Smiths Group PLC (Manufacturing -
         Diversified).........................   2,223,381
 93,300 Standard Chartered PLC (Banking)......     995,520
183,000 Unilever PLC (Consumer Goods).........   1,668,102

  Shares or
  Principal               Security
   Amount                Description                 Value
   ------                -----------                 -----
              United Kingdom (continued)
  4,636,416   Vodafone (Telecommunications
               Services)........................ $   6,360,560
     43,000   Xstrata PLC (Minerals) (b)........       556,804
                                                 -------------
                                                    35,279,090
                                                 -------------
              Total  -- Capital Guardian
               Trust Co.
               (cost $235,815,278)..............   208,996,405
                                                 -------------
              Total Common/Preferred
               Stocks...........................   438,059,622
                                                 -------------
              Convertible Bonds -- 0.06%
              Capital Guardian Trust Co. -- 0.06%
              Japan -- 0.02%
 36,000,000*  Sanwa International Finance Berm
               Trust (Banking)..................       111,505
                                                 -------------
              Greece -- 0.04%
    163,000** Hellenic Telecommunications
               Organization SA
               (Telecommunications Services)....       174,391
                                                 -------------
              Total Convertible Bonds...........       285,896
                                                 -------------
              Money Market Mutual Funds -- 0.64%
              Artisan Partners LP -- 0.64%
              United States -- 0.64%
$ 2,987,962   Deutsche Bank Institutional Liquid
               Assets Fund......................     2,987,962
                                                 -------------
              Total Money Market Mutual
               Funds............................     2,987,962
                                                 -------------
              Cash & Equivalents -- 5.36%
              Capital Guardian Trust Co. -- 5.36%
              United States -- 5.36%
 25,108,953   Deutsche Bank Cash Sweep Fund.....    25,108,953
                                                 -------------
              Total Cash & Equivalents Funds....    25,108,953
                                                 -------------
              Total (cost $500,590,425) (a) --
               99.63%...........................   466,442,433
              Other assets in excess of
               liabilities -- 0.37%.............     1,747,377
                                                 -------------
              Net Assets -- 100%................ $ 468,189,810

                                                 =============

--------
(a) Cost for federal income tax purposes is $508,752,427. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $ 34,334,094
                   Unrealized depreciation....  (76,644,088)
                                               ------------
                   Net unrealized depreciation $(42,309,994)
                                               ============

(b) Non-income producing securities.
*  Principal amount is denominated in Yen.
** Principal amount is denominated in Euro.
   ADR --  American Depository Receipt
   GDR -- Global Depository Receipt
   PLC -- Public Liability Company

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Contract
  Amount                                           Value on
  (Local                               Settlement Origination  Value on   Unrealized
 Currency)  Forward Exchange Contracts    Date       Date      6/30/02    Gain/(Loss)
 ---------  -------------------------- ---------- ----------- ----------- -----------
             Currency Purchased
  1,425,133  Australian Dollar........    7/3/02  $   752,310 $   799,991 $   47,681
  1,897,766  Australian Dollar........   7/16/02    1,007,516   1,063,953     56,437
    113,123  Australian Dollar........    7/1/02       63,258      63,507        249
     88,789  British Pound............    7/1/02      135,660     135,385       (275)
     21,425  British Pound............    7/2/02       32,772      32,658       (114)
    408,527  British Pound............    7/3/02      625,885     622,594     (3,291)
     99,601  Euro.....................    7/1/02       97,722      98,366        644
    247,403  Euro.....................    7/2/02      244,469     244,335       (134)
     59,424  Euro.....................    7/3/02       58,910      58,684       (226)
  1,591,653  Euro.....................   8/30/02    1,372,609   1,567,342    194,733
  2,676,494  Euro.....................   9/18/02    2,346,108   2,633,451    287,343
    369,502  Euro.....................   9/26/02      322,715     363,434     40,719
  3,749,825  Euro.....................   9/30/02    3,265,161   3,687,615    422,454
    859,637  Euro.....................    7/3/02      754,205     848,934     94,729
    741,265  Euro.....................   7/15/02      652,387     731,578     79,191
  1,611,038  Euro.....................   7/18/02    1,416,748   1,589,738    172,990
    631,535  Euro.....................   7/22/02      560,176     623,055     62,879
  1,059,764  Euro.....................   8/21/02      971,655   1,044,016     72,361
    599,922  Euro.....................   8/28/02      550,128     590,716     40,588
  1,230,832  Euro.....................   8/30/02    1,138,411   1,212,033     73,622
  1,244,910  Euro.....................   9/12/02    1,170,453   1,225,206     54,753
  1,014,618  Euro.....................   9/27/02      980,087     997,914     17,827
  2,941,444  Euro.....................  10/28/02    2,595,443   2,889,076    293,633
    622,344  Euro.....................  11/21/02      568,411     610,617     42,206
  1,044,794  Euro.....................   12/4/02      968,408   1,024,517     56,109
    161,533  Hong Kong Dollar.........    7/3/02       20,710      20,709         (1)
    282,987  Mexican Peso.............    7/2/02       28,458      28,455         (3)
    499,579  Swiss Franc..............    7/1/02      334,813     335,671        858
    506,216  Swiss Franc..............    7/2/02      340,205     340,130        (75)
  1,477,176  Swiss Franc..............    7/3/02      997,112     992,616     (4,496)
 13,880,985  Yen......................    7/1/02      116,066     115,810       (256)
 20,614,522  Yen......................    7/2/02      172,329     171,988       (341)
129,731,280  Yen......................   7/16/02    1,017,731   1,083,206     65,475
                                                  ----------- ----------- ----------
             Total Currency Purchased.            $25,679,031 $27,847,300 $2,168,269

                                                  =========== =========== ==========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2002


 Contract
  Amount                                            Value on
  (Local                               Settlement  Origination    Value on    Unrealized
 Currency)  Forward Exchange Contracts    Date        Date        6/30/02     Gain/(Loss)
 ---------  -------------------------- ---------- ------------  ------------  -----------
               Currency Sold
  1,897,766    Australian Dollar......   7/16/02  $ (1,017,731) $ (1,063,953) $   (46,222)
    806,079    British Pound..........   9/12/02    (1,170,453)   (1,222,961)     (52,508)
    228,640    British Pound..........   9/26/02      (322,715)     (346,586)     (23,871)
  1,811,341    British Pound..........  10/28/02    (2,595,443)   (2,739,963)    (144,520)
     10,320    Canadian Dollar........    7/5/02        (6,818)       (6,785)          33
  1,503,169    Canadian Dollar........   8/21/02      (971,655)     (987,182)     (15,527)
  1,747,905    Canadian Dollar........   8/30/02    (1,138,411)   (1,147,628)      (9,217)
    373,947    Danish Kroner..........    7/1/02       (49,541)      (49,714)        (173)
    328,950    Danish Kroner..........    7/2/02       (43,629)      (43,732)        (103)
    219,256    Danish Kroner..........    7/3/02       (29,252)      (29,145)         107
    660,134    Euro...................    7/1/02      (649,390)     (651,948)      (2,558)
    260,891    Euro...................    7/2/02      (257,074)     (257,656)        (582)
    990,411    Euro...................    7/3/02      (981,581)     (977,995)       3,586
  9,716,894    Mexican Peso...........   12/4/02      (968,408)     (941,175)      27,233
     75,842    Singapore Dollar.......    7/2/02       (42,886)      (42,926)         (40)
    101,341    Singapore Dollar.......    7/3/02       (57,372)      (57,360)          12
 10,626,081    Swedish Krona..........    7/1/02    (1,149,499)   (1,156,203)      (6,704)
    695,947    Swedish Krona..........    7/3/02       (75,923)      (75,711)         212
  5,882,707    Yen....................    7/1/02       (49,230)      (49,080)         150
  5,224,167    Yen....................    7/2/02       (43,661)      (43,586)          75
256,339,000    Yen....................    7/3/02    (1,981,680)   (2,138,826)    (157,146)
 85,415,912    Yen....................   7/15/02      (652,387)     (713,149)     (60,762)
129,731,280    Yen....................   7/16/02      (987,363)   (1,083,205)     (95,842)
185,003,520    Yen....................   7/18/02    (1,416,748)   (1,544,879)    (128,131)
 72,418,080    Yen....................   7/22/02      (560,176)     (604,866)     (44,690)
 68,547,706    Yen....................   8/28/02      (550,128)     (573,670)     (23,542)
324,198,600    Yen....................   8/30/02    (2,440,609)   (2,713,475)    (272,866)
299,044,620    Yen....................   9/18/02    (2,346,108)   (2,505,320)    (159,212)
118,913,200    Yen....................   9/27/02      (980,087)     (996,672)     (16,585)
428,792,450    Yen....................   9/30/02    (3,265,160)   (3,594,463)    (329,303)
 70,987,400    Yen....................  11/21/02      (568,410)     (596,888)     (28,478)
                                                  ------------  ------------  -----------
               Total Currency Sold....            $(27,369,528) $(28,956,702) $(1,587,174)

                                                  ============  ============  ===========
               Net Unrealized Gain....                                        $   581,095

                                                                              ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments -- June 30, 2002

Principal                                 Security                                          Maturity
 Amount                                  Description                               Rate (%)   Date       Value
 ------                                  -----------                               -------- -------- --------------
           Asset Backed Securities -- 10.28%
$1,873,909 Conseco Finance Mortgage, Series 2000-B, Class AF6.....................   7.800   5/15/20 $    2,025,078
 1,115,000 Contimortgage Home Equity Loan Trust, Series 1998-1, Class A7..........   6.870  12/15/22      1,182,498
 1,438,056 Copelco Capital Funding Corp., Series 1999-B, Class A4.................   6.900  12/18/04      1,491,607
 1,100,000 Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6.....   6.620    3/1/16      1,174,390
 1,265,000 Felco Funding II LLC, Series 2000-1, Class A4*.........................   7.720  12/15/05      1,319,927
   862,000 Green Tree Home Improvement Loan Trust, Series 1998-E, Class HIB1......   7.790   2/15/15        868,147
   721,000 Green Tree Home Improvement Loan Trust, Series 1999-E, Class B1........  10.340   3/15/15        749,931
   305,000 Heller Equipment Asset Receivable Trust, Series 1999-2, Class A4.......   6.790   3/14/07        305,690
   150,000 Honda Auto Receivables Owners Trust, Series 2001-3, Class A4...........   3.960   2/19/07        151,683
   300,000 Household Automotive Trust V, Series 2000-2, Class A4..................   7.430   4/17/07        319,830
 1,280,000 MMCA Automobile Trust, Series 2000-2, Class A4.........................   4.300   3/15/10      1,279,666
   810,000 Ryder Vehicle Lease Trust, Series 1999-A, Class A5.....................   7.130  10/16/06        863,316
 1,280,000 WFS Financial Owner Trust, Series 2002-2, Class A4.....................   4.500   2/20/10      1,293,444
                                                                                                     --------------
           Total Asset Backed Securities (cost $12,521,905).......................                       13,025,207
                                                                                                     --------------
           Collateralized Mortgage Obligations -- 11.80%
   463,695 Bank of America Mortgage Securities, Series 2000-7, Class A4...........   7.125  12/25/30        478,250
   810,000 Centex Home Equity, Series 2001-B, Class A3............................   5.770  11/25/27        837,985
   279,277 Chase Commercial Mortgage Securities Corp., Series 1996-2, Class A2....   6.900  11/19/28        298,975
   750,428 Citicorp Mortgage Securities, Inc., Series 1999-1, Class A5............   6.500   3/25/29        765,774
 1,155,624 Citicorp Mortgage Securities, Inc., Series 1999-7, Class A3............   7.000   5/25/11      1,196,915
   870,000 Conseco, Series 1999-6, Class B1.......................................   9.200    6/1/30        613,477
   365,000 FMAC Loan Receivables Trust, Series 1998-DA, Class A3*.................   6.729  12/15/19        370,620
   155,000 GE Capital Mortgage Services, Inc., Series 1994-10, Class A10..........   6.500   3/25/24        161,312
 1,065,000 GMAC Mortgage Corp., Series 2001-HE2, Class IIA4.......................   6.370   3/25/23      1,116,789
   308,002 Green Tree Financial Corp., Series 1996-2, Class A4....................   7.200   4/15/27        322,588
    87,275 Green Tree Financial Corp., Series 1996-5, Class A5....................   7.450   7/15/27         87,606
   405,000 Green Tree Financial Corp., Series 1997-6, Class B1....................   7.170   1/15/29        288,749
   780,000 Green Tree Financial Corp., Series 1998-4, Class B1....................   7.260    2/1/30        564,058
   420,000 Green Tree Financial Corp., Series 1999-2, Class A3....................   6.080   12/1/30        436,783
 2,205,000 JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class A3..   7.088   9/15/29      2,391,014
 1,400,000 Oakwood Mortgage Investors, Inc., Series 2000-A, Class M2..............   8.250   4/15/30      1,380,987
   275,000 Prudential Home Mortgage Securities, Series 1994-12, Class A7..........   6.050   4/25/24        252,076
   810,000 Structured Asset Securities Corp., Series 2001-12, Class 2A1...........   5.750   9/25/31        830,120
 1,160,000 Vanderbilt Mortgage Finance, Series 2001-C, Class A2...................   4.235    8/7/14      1,166,863
   343,532 Wells Fargo Mortgage Backed Securities Trust, Series 2001-1, Class A1..   7.000   2/25/31        351,873
 1,005,000 Wells Fargo Mortgage Backed Securities Trust, Series 2001-15, Class 1A2   6.500   7/25/31      1,044,436
                                                                                                     --------------
           Total Collateralized Mortgage Obligations (cost $15,067,750)...........                       14,957,250
                                                                                                     --------------
           Corporate Bonds -- 33.24%
 1,630,000 Agfirst Farm Credit Bank...............................................   8.393  12/15/16      1,768,551
   767,561 America West Airlines, Series 1999-1...................................   7.930    1/2/19        811,296
 1,805,000 American General Corp., Series B*......................................   8.125   3/15/46      2,046,418
 1,125,000 Arcel Finanace.........................................................   5.984    2/1/09      1,143,417
 1,135,000 Archstone Community Trust..............................................   7.200   4/15/03      1,169,050
 1,495,000 Autopista Del Maipo* (MBIA)............................................   7.373   6/15/22      1,516,005
   557,432 BAE Systems 2001 Asset Trust*..........................................   6.664   9/15/13        592,223
   445,000 BFC Finance Corp., Series 1996-A.......................................   7.375   12/1/17        446,998
 1,395,000 CIT Group Inc..........................................................   7.750    4/2/12      1,373,276
 1,265,000 Citigroup..............................................................   4.125   6/30/05      1,267,810
   720,000 Dobie Center Properties Ltd.*..........................................   6.410    5/1/08        742,851
   770,000 Dobie Center Properties Ltd.*..........................................   6.460    5/1/09        786,932

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                    Security                                              Maturity
  Amount                                     Description                                   Rate (%)   Date      Value
  ------                                     -----------                                   -------- -------- ------------
            Corporate Bonds (continued)
$   170,000 Dynex Capital, Inc. (ACA).....................................................  7.875    7/15/02 $    170,338
    569,000 Eastern Energy Ltd.*..........................................................  6.750    12/1/06      608,830
    640,000 El Paso Corp.*................................................................  7.875    6/15/12      644,000
  1,335,000 Energy East Corp..............................................................  7.750   11/15/03    1,385,053
    325,000 First American Financial......................................................  7.550     4/1/28      263,656
  1,240,000 Firstenergy Corp..............................................................  6.450   11/15/11    1,203,911
  1,690,000 Ford Motor Credit Co..........................................................  6.875     2/1/06    1,728,982
  2,110,000 General Electric Capital Corp.................................................  6.000    6/15/12    2,099,992
  1,410,000 General Motors Acceptance Corp................................................  5.250    5/16/05    1,418,813
  1,310,000 General Motors Acceptance Corp................................................  6.875    9/15/11    1,300,590
  1,290,000 Health Care Services Corp.*...................................................  7.750    6/15/11    1,350,854
  1,465,000 Hertz Corp....................................................................  7.625     6/1/12    1,444,374
    345,000 Ohio National Life Insurance*.................................................  8.500    5/15/26      365,269
  1,240,000 Pacificorp....................................................................  6.900   11/15/11    1,317,500
  1,685,000 Pemex Finance Ltd.*...........................................................  6.550    2/15/08    1,735,735
    890,000 Pemex Finance Ltd.*...........................................................  7.330    5/15/12      952,638
    540,000 Pemex Project Funding Master Trust*...........................................  8.500    2/15/08      560,250
  1,085,000 PP&L Capital Funding, Inc., MTN...............................................  6.790   11/22/04    1,155,525
  1,220,000 Progress Energy Inc...........................................................  6.850    4/15/12    1,270,554
    280,000 Puget Sound Energy, MTN.......................................................  6.740    6/15/18      282,586
  1,225,000 Sempra Energy.................................................................  6.950    12/1/05    1,278,675
  1,440,000 Torchmark Corp................................................................  6.250   12/15/06    1,501,582
    130,000 United Mexican States, MTN....................................................  8.500     2/1/06      138,450
    910,000 Verizon Global................................................................  6.875    6/15/12      902,647
    295,000 Washington Mutual Financial...................................................  8.250    6/15/05      321,550
  1,345,000 Wells Fargo Financial.........................................................  4.875    6/12/07    1,343,319
  1,665,000 Weyerhaeuser Co. *............................................................  7.375    3/15/32    1,689,967
                                                                                                             ------------
            Total Corporate Bonds (cost $40,913,272)......................................                     42,100,467
                                                                                                             ------------
            Taxable Municipal Bond -- 5.03%
    420,000 Allegheny County PA, Residential Finance Authority, Revenue, Zero Coupon (FHA)  0.000     8/1/28       60,375
    180,000 Atlanta GA, Urban Residential Finance Authority, Revenue, Zero Coupon.........  0.000    10/1/16       58,050
    160,000 City of Long Beach Marina Pacifica CA, Revenue, Industrial Improvements.......  9.500     1/1/23      169,400
    250,000 Clearfield City Utah Multi-Family, Revenue, Local Housing.....................  6.650    11/1/07      271,563
     55,000 Dade County FL, Aviation Revenue, Series C (AMBAC)............................  8.650    10/1/03       58,988
    970,000 Houston Texas Apartment Systems Revenue, Rental Car Project (FGIC)............  6.880     1/1/28      994,250
    515,000 New York City Mortgage Loan Trust, Series 1996, Class A3*.....................  6.750    9/25/19      541,346
  1,710,000 Norristown PA, Series 1998....................................................  7.000   10/15/18    1,810,462
  1,435,000 Pico Rivera CA, Water Authority...............................................  6.450     5/1/09    1,540,830
    810,000 San Diego CA, Pub Jack Murphy Stadium, Revenue, Recreational Facility
             Improvements.................................................................  6.850     2/1/06      873,788
                                                                                                             ------------
            Total Taxable Municipal Bond (cost $6,031,355)................................                      6,379,052
                                                                                                             ------------
            U.S. Government Agency Mortgages -- 22.74%
    350,000 Fannie Mae, Series 1994-92, Class DE..........................................  7.500    7/25/07      357,161
  1,260,000 Fannie Mae, Series 1998-M1, Class A2..........................................  6.250    1/25/08    1,329,282
  1,055,000 Fannie Mae, Series 2001-69, Class OC..........................................  5.500    7/25/11    1,091,875
    810,000 Fannie Mae, Series 2001-51, Class QU..........................................  6.000    5/25/13      840,084
  2,335,000 Fannie Mae, Series 2001-48, Class PA..........................................  6.000    9/25/13    2,415,882
        145 Fannie Mae, Pool #303387......................................................  8.000     7/1/02          145
  1,551,889 Fannie Mae, Pool #380433......................................................  6.490     8/1/08    1,655,664
  1,982,763 Fannie Mae, Pool #545482......................................................  7.000     3/1/32    2,055,689
    644,126 Fannie Mae, Pool #564235......................................................  9.000    11/1/30      690,226

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                                    Security                                              Maturity
 Amount                                     Description                                   Rate (%)   Date      Value
----------                                  -----------                                   -------- -------- ------------
           U.S. Government Agency Mortgages (continued)
$1,396,622 Fannie Mae, Pool #636884......................................................  6.500     4/1/32 $  1,425,895
 1,055,000 Fannie Mae, Series 2002-3, Class ON...........................................  5.750    6/25/12    1,090,730
   620,000 Fannie Mae, Series 2002-W4, Class A5..........................................  7.500     7/1/32      651,161
   640,000 Fannie Mae, Series 2002-W6, Class 2A..........................................  7.500    8/25/34      679,600
   115,000 Freddie Mac, Series 1496, Class KB............................................  6.500    5/15/08      121,801
 1,865,000 Freddie Mac, Series 2368, Class TP............................................  6.000    7/15/12    1,930,544
 2,235,000 Freddie Mac, Series 2366, Class MD............................................  6.000   10/15/16    2,239,816
   565,000 Freddie Mac, Series 2354, Class QB............................................  5.850   11/15/24      578,758
 1,571,359 Freddie Mac, Series 2111, Class DA............................................  5.835    3/15/25    1,610,217
 2,010,000 Freddie Mac, Series 2131, Class PE............................................  6.000    4/15/26    2,039,860
 1,870,000 Freddie Mac, Series 2157, Class PE............................................  6.000    8/15/27    1,922,429
 1,222,729 Freddie Mac, Gold Pool #C31226................................................  6.500     9/1/29    1,251,243
   227,676 Freddie Mac, Gold Pool #E64408................................................  7.500    12/1/10      239,282
   633,133 Freddie Mac, Series T-41, Class 3A............................................  7.500    7/25/32      671,216
   465,000 Government National Mortgage Assoc., Series 2001-19, Class PB.................  6.500    9/20/26      477,101
 1,455,000 Government National Mortgage Assoc., Series 2002-41, Class VK.................  6.000    7/25/32    1,440,905
                                                                                                            ------------
           Total U.S. Government Agency Mortgages (cost $27,936,864).....................                     28,806,566
                                                                                                            ------------
           U.S. Treasury Bonds -- 6.95%
   931,000 U.S. Treasury Bonds...........................................................  7.250    5/15/16    1,097,236
 5,950,000 U.S. Treasury Bonds...........................................................  8.125    8/15/19    7,621,330
    89,000 U.S. Treasury Bonds...........................................................  6.000    2/15/26       92,574
                                                                                                            ------------
           Total U.S. Treasury Bonds (cost $8,060,668)...................................                      8,811,140
                                                                                                            ------------
           U.S. Treasury Notes -- 7.58%
 6,436,000 U.S. Treasury Notes...........................................................  5.875   11/15/04    6,840,258
   900,000 U.S. Treasury Notes...........................................................  6.125    8/15/07      980,949
 1,645,000 U.S. Treasury Notes...........................................................  6.000    8/15/09    1,786,945
                                                                                                            ------------
           Total U.S. Treasury Notes (cost $9,421,884)...................................                      9,608,152
                                                                                                            ------------
           Repurchase Agreements -- 2.21%
 2,803,950 SEI Tri Party, Repurchase Agreement, dated 6/28/02, due 7/1/02 at 1.90% with a maturity value of $2,804,388 (Collateralized by Fannie Mae DN; market value
            $2,881,710)..................................................................                      2,803,950
                                                                                                            ------------
           Total Repurchase Agreements (cost $2,803,950).................................                      2,803,950
                                                                                                            ------------
           Total Investments (cost $122,757,648) (a) -- 99.83%...........................                    126,491,784
           Other assets in excess of liabilities -- 0.17%................................                        216,374
                                                                                                            ------------
           NET ASSETS -- 100.00%.........................................................                   $126,708,158
                                                                                                            ============

--------
(a) Cost for federal income tax purposes is $123,106,817. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation.... $ 4,419,745
                    Unrealized depreciation....  (1,034,778)
                                                -----------
                    Net unrealized appreciation $ 3,384,967
                                                ===========

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   ACA -- American Capital Access
   AMBAC -- AMBAC Indemnity Corp.
   DN -- Discount Note
   FGIC -- Financial Guaranty Insurance Co.
   FHA -- Federal Housing Administration
   FNMA -- Federal National Mortgage Association
   MBIA -- Municipal Bond Insurance Association
   MTN -- Medium Term Note

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments -- June 30, 2002

Principal                                        Security                                                  Maturity
 Amount                                         Description                                       Rate (%)   Date      Value
----------                                      -----------                                       -------- -------- ------------
           Municipal Bonds -- 95.96%
           Alabama -- 1.36%
$  625,000 Alabama Housing Financial Authority, AMT..............................................  5.650     6/1/08 $    644,569
    15,000 Bessemer Alabama Medical Clinic.......................................................  7.250     4/1/03       15,414
    90,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................  4.500     4/1/04       89,905
   265,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................  5.000     4/1/09      268,408
   330,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................  5.500     4/1/14      325,215
   380,000 Birmingham Alabama Industrial Development Board, AMT (LOC)............................  5.750     4/1/19      384,305
   160,000 Birmingham Alabama Medical Clinic, Revenue, ETM.......................................  7.300     7/1/05      171,437
   690,000 Birmingham Alabama Special Care Facilities, Methodist Home For Aging (LOC)............  5.000     3/1/14      698,770
   535,000 Gadsden Alabama East Medical Clinic, Hospital Revenue, Baptist Hospital of Gadsden,
            ETM..................................................................................  6.900     7/1/07      586,403
   240,000 Lauderale County & Florence Alabama, ETM..............................................  7.000     7/1/07      265,363
                                                                                                                    ------------
                                                                                                                       3,449,789
                                                                                                                    ------------
           Alaska -- 0.17%
   415,000 Alaska State Housing Financial Corp., Series A, Revenue Bond (MBIA)...................  6.000    12/1/15      432,330
                                                                                                                    ------------
           Arizona -- 3.49%
     5,000 Maricopa County Arizona Hospital Revenue, ETM.........................................  7.125    10/1/02        5,072
    35,000 Maricopa County Arizona Hospital Revenue, ETM.........................................  6.750     1/1/04       36,300
    10,000 Maricopa County Arizona Industrial Development Authority (Asset GTY)..................  4.900     5/1/06       10,431
    40,000 Maricopa County Arizona Industrial Development Authority (Asset GTY)..................  5.000     5/1/07       41,738
    95,000 Maricopa County Arizona Industrial Development Authority (Asset GTY)..................  5.300     5/1/13       99,006
 2,000,000 Maricopa County Arizona Industrial Development Authority, Multi-Family Housing
            Revenue, Series A-1 (GNMA)...........................................................  6.000   10/20/31    2,126,520
 2,510,000 Maricopa County Arizona Industrial Development Authority, Multi-Family Housing
            Revenue, Series A-1 (GNMA)...........................................................  6.050   10/20/36    2,668,707
   500,000 Northern Arizona Capital Facilities Finance Corp., Northern Arizona University Student
            Housing Project, Series A, Mandatory Put 10/30/04 @ 100 (LOC), Student Housing
            Revenue..............................................................................  4.000     8/1/33      516,025
   720,000 Phoenix Health Facilities Authority Hospital, ETM.....................................  6.250     9/1/11      747,310
   230,000 Pinal County Arizona Community College (AMBAC)........................................  5.250     7/1/07      251,983
   245,000 Pinal County Arizona Community College (AMBAC)........................................  5.250     7/1/08      268,669
    95,000 Pinal County Arizona Community College (AMBAC)........................................  4.750     7/1/09      101,333
   175,000 Pinal County Arizona Community College (AMBAC)........................................  4.800     7/1/09      187,133
   400,000 Show Low Arizona Industrial Development Authority, Navapache Regional Medical
            Center, Series A (ACA)...............................................................  5.125    12/1/06      426,516
 1,000,000 Tucson Arizona Airport Authority Inc. Revenue, (MBIA).................................  5.700     6/1/13    1,040,330
   340,000 Yuma Arizona Industrial Development Multi-Family (GNMA)...............................  5.400   12/20/17      342,169
                                                                                                                    ------------
                                                                                                                       8,869,242
                                                                                                                    ------------
           Arkansas -- 0.43%
    32,720 Drew County Arkansas Public Facility Board, Single Family, Series A-2 (FNMA)..........  7.900     8/1/11       34,253
    65,000 Fayetteville Arkansas Public Facilities Board Refunding...............................  7.250     4/1/11       67,816
    30,000 Jefferson County Arkansas Health Care, ETM............................................  7.400    12/1/10       35,000
     1,272 Lonoke County Arkansas Residential Housing Refunding, Series B, Facilities Board,
            Single Family Mortgage Revenue.......................................................  7.375     4/1/11        1,325
    90,000 Mississippi County Arkansas Public Facilities Refunding, Series 1.....................  7.200    7/15/10       92,801
   333,000 North Little Rock Arkansas Residential Housing, Capital Appreciation, Sub-Mortgage,
            Zero Coupon..........................................................................  0.000    12/1/10      187,169
   575,000 Rogers Arkansas Sales & Use Tax Revenue...............................................  5.350    11/1/11      588,082
    55,000 Saline County Arkansas Residential Housing Board......................................  7.875     3/1/11       56,801
    25,487 Stuttgart Arkansas Public Facilities Board Refunding, Single Family Mortgage, Series B  7.750     9/1/11       25,487
                                                                                                                    ------------
                                                                                                                       1,088,734
                                                                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                         Security                                                  Maturity
  Amount                                          Description                                       Rate (%)   Date
-----------                                       -----------                                       -------- --------
            Municipal Bonds (continued)
            California -- 2.41%
$   405,000 Abag Finance Authority for Non-Profit Companies, American Baptists Homes...............  5.500    10/1/07
    210,000 California Statewide Communities Development Authority, Multi-Family, Cudahy
             Gardens, Series I, AMT (LOC)..........................................................  5.100    10/1/12
    230,000 California Statewide Communities Development Authority, Multi-Family, Cudahy
             Gardens, Series I, Mandatory Put 4/1/16 @ 100, AMT (LOC)..............................  5.600     4/1/29
  1,325,000 California Statewide Communities Development Authority, Multi-Family, Pioneer Park,
             Series T, AMT (GNMA)..................................................................  6.100   12/20/20
    175,000 California Statewide Communities Development Authority, Multi-Family, Riverside
             Gardens, AMT (LOC)....................................................................  5.100    10/1/12
     70,000 Colton California Redevelopment Agency, ETM............................................  7.250     8/1/11
     90,000 Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests
             Apartments, Series C, AMT (FNMA)......................................................  4.850     5/1/11
    100,000 Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)..................  6.700     6/1/24
     55,000 Emeryville California Redevelopment Agency, ETM........................................  7.500     9/1/11
     60,000 Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
             Projects, AMT (FNMA)..................................................................  5.150     8/1/07
     35,000 Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
             Projects, AMT (FNMA)..................................................................  5.150     8/1/07
    125,000 Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects
             (GNMA)................................................................................  6.650    5/20/08
    870,000 Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A
             (FNMA)................................................................................  7.400    6/15/10
     40,000 Los Angeles California Community Redevelopment, Monterey Hills Redevelopment
             Project...............................................................................  8.650    12/1/22
    295,000 Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series
             A, AMT (FNMA).........................................................................  5.700    12/1/27
    655,000 Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects,
             Mandatory 12/1/07 Put @ 100, AMT (FNMA)...............................................  5.850    12/1/27
     45,000 Rialto California Redevelopment Agency Multi-Family Housing (FNMA).....................  5.600    11/1/06
    120,000 Riverside County California Housing Authority Breezewood Apartments Project, Series
             B (MBIA)..............................................................................  5.000     6/1/19
     25,000 Sacramento California Municipal Utility District, Series M, ETM........................  8.750     4/1/03
     45,000 Santa Clara County California Multi-Family Housing (GNMA)..............................  5.750    5/20/05
    110,000 Turlock California Public Financing Authority..........................................  5.250     9/1/15
    745,000 Vista California Multi-Family Housing Revenue, Pepperwood Apartments Project, Series
             A, Mandatory Put 6/1/05 @100 (FNMA)...................................................  5.700     6/1/25



            Colorado -- 3.11%
     80,000 Arvada Colorado Industrial Development Revenue, AMT (LOC)..............................  5.600    12/1/12
    120,000 Arvada Colorado Industrial Development Revenue, AMT (LOC)..............................  5.800    12/1/17
    310,000 Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)...........  4.875    12/1/28
     20,000 Aurora Colorado Housing Authority, Single Family Mortgage Revenue......................  7.300     5/1/10
     20,000 Colorado Housing Financial Authority...................................................  5.000     5/1/05
     25,000 Colorado Housing Financial Authority...................................................  4.750    11/1/05
    165,000 Colorado Housing Financial Authority...................................................  6.500     5/1/16
    255,000 Colorado Housing Financial Authority...................................................  6.550     5/1/25
    350,000 Colorado Housing Financial Authority (FHA).............................................  5.700    10/1/21
      5,000 Colorado Housing Financial Authority, AMT..............................................  5.750    11/1/04
    230,000 Colorado Housing Financial Authority, AMT..............................................  5.200    12/1/05
    935,000 Colorado Housing Financial Authority, AMT..............................................  6.400    11/1/24

                                       Security
                                      Description                                          Value
                                      -----------                                       ------------
Municipal Bonds (continued)
California -- 2.41%
Abag Finance Authority for Non-Profit Companies, American Baptists Homes............... $    400,322
California Statewide Communities Development Authority, Multi-Family, Cudahy
 Gardens, Series I, AMT (LOC)..........................................................      213,475
California Statewide Communities Development Authority, Multi-Family, Cudahy
 Gardens, Series I, Mandatory Put 4/1/16 @ 100, AMT (LOC)..............................      233,303
California Statewide Communities Development Authority, Multi-Family, Pioneer Park,
 Series T, AMT (GNMA)..................................................................    1,384,228
California Statewide Communities Development Authority, Multi-Family, Riverside
 Gardens, AMT (LOC)....................................................................      177,265
Colton California Redevelopment Agency, ETM............................................       82,882
Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests
 Apartments, Series C, AMT (FNMA)......................................................       90,269
Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)..................      107,699
Emeryville California Redevelopment Agency, ETM........................................       65,628
Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
 Projects, AMT (FNMA)..................................................................       62,233
Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition
 Projects, AMT (FNMA)..................................................................       36,303
Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects
 (GNMA)................................................................................      136,925
Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A
 (FNMA)................................................................................      953,493
Los Angeles California Community Redevelopment, Monterey Hills Redevelopment
 Project...............................................................................       45,265
Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series
 A, AMT (FNMA).........................................................................      311,957
Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects,
 Mandatory 12/1/07 Put @ 100, AMT (FNMA)...............................................      693,259
Rialto California Redevelopment Agency Multi-Family Housing (FNMA).....................       48,685
Riverside County California Housing Authority Breezewood Apartments Project, Series
 B (MBIA)..............................................................................      116,659
Sacramento California Municipal Utility District, Series M, ETM........................       26,365
Santa Clara County California Multi-Family Housing (GNMA)..............................       48,196
Turlock California Public Financing Authority..........................................      112,262
Vista California Multi-Family Housing Revenue, Pepperwood Apartments Project, Series
 A, Mandatory Put 6/1/05 @100 (FNMA)...................................................      772,333
                                                                                        ------------
                                                                                           6,119,006
                                                                                        ------------
Colorado -- 3.11%
Arvada Colorado Industrial Development Revenue, AMT (LOC)..............................       82,699
Arvada Colorado Industrial Development Revenue, AMT (LOC)..............................      122,767
Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)...........      324,421
Aurora Colorado Housing Authority, Single Family Mortgage Revenue......................       20,000
Colorado Housing Financial Authority...................................................       20,237
Colorado Housing Financial Authority...................................................       26,133
Colorado Housing Financial Authority...................................................      176,600
Colorado Housing Financial Authority...................................................      271,223
Colorado Housing Financial Authority (FHA).............................................      350,315
Colorado Housing Financial Authority, AMT..............................................        5,127
Colorado Housing Financial Authority, AMT..............................................      242,008
Colorado Housing Financial Authority, AMT..............................................      982,302

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                          Security                                                    Maturity
  Amount                                           Description                                         Rate (%)   Date
-----------                                        -----------                                         -------- --------
            Municipal Bonds (continued)
            Colorado (continued)
$   105,000 Denver Colorado City & County Multi-Family Housing (FHA)..................................  4.700     7/1/08
     65,000 Denver Colorado City & County Multi-Family Housing, AMT (FHA).............................  5.100    11/1/07
    275,000 Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA).................  5.400    9/20/10
  2,650,000 Superior Metropolitan District No.1, Colorado Water & Sewer, Series C, Mandatory Put,
             12/1/04 @ 100 (LOC)......................................................................  5.500    12/1/20
  1,220,000 Westminster Colorado Multi-Family, Mandatory Put 9/1/06 @ 100 (AXA).......................  5.950     9/1/06
    755,000 Westminster Colorado Multi-Family, Mandatory Put 12/1/05 @ 100 (FNMA).....................  5.350    12/1/25



            Connecticut -- 2.18%
  4,850,000 Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put 12/1/08
             @100.....................................................................................  4.750    12/1/28
    320,000 Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................  4.850     7/1/09
    355,000 Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................  4.850     7/1/09



            Delaware -- 0.20%
      5,000 Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula
             United, Series A.........................................................................  6.000     5/1/09
    205,000 Delaware State Housing Authority Revenue, Residential Mortgage, Series A..................  8.750     6/1/17
     15,000 Delaware State Economic Development (MBIA)................................................  7.000    10/1/03
    245,000 Sussex County Deleware Single Family Mortgage, ETM........................................  7.500     3/1/10



            District of Columbia -- 0.81%
    260,000 District of Columbia Housing Finance Agency (Asset GTY)...................................  4.850     6/1/08
    185,000 District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT
             (FHA)....................................................................................  5.000     2/1/08
  1,580,000 District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT
             (FNMA/GNMA)..............................................................................  6.250    12/1/28



            Florida -- 2.88%
  1,980,000 Boca Place Associates, LTD Florida Revenue (LOC)..........................................  4.650     2/1/04
    125,000 Brevard County Flordia Health Facilities Authority, ETM...................................  7.375   11/15/04
     50,000 Dade City Florida, Governmental Leasing Corp., Certificates of Participation..............  9.000     4/1/20
    260,000 Dade County Florida Housing Finance Authority, AMT, Mandatory Put 6/1/06 @ 100
             (FNMA)...................................................................................  5.900     6/1/26
    150,000 Daytona Beach Florida Water & Sewer, ETM..................................................  6.750   11/15/07
     95,000 Escambia County Florida Housing Finance Authority, Multifamily Housing Revenue,
             Waterford Project (LOC)..................................................................  5.750     4/1/04
    330,000 FHA Insured Trust, Series 96-I, Class A3..................................................  7.000     7/1/22
    310,000 Florida State Department of Corrections, Okeechobee Correctional Facility, Certificates of
             Participation (AMBAC)....................................................................  6.250     3/1/15
  1,565,000 Hillsborough County Port District Revenue, Second Lien, Zero Coupon (MBIA)................  0.000     6/1/09
    965,000 Hillsborough County Port District Revenue, Second Lien, Zero Coupon, (MBIA)...............  0.000     6/1/11
     35,000 Jacksonville Florida Health Facilities, St. Catherine Laboure Manor, Inc., ETM............  9.125     1/1/03
     60,000 Jacksonville Florida Health Facilities, St. Vincent's Medical Center, Inc., ETM...........  9.125     1/1/03
    300,000 Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing,
             Section 8................................................................................  6.625    1/15/09
    375,000 Miami-Dade County Florida Housing Finance Authority, Series A-1, AMT (GNMA/
             FNMA)....................................................................................  5.900     6/1/25

                                        Security
                                       Description                                            Value
                                       -----------                                         ------------
Municipal Bonds (continued)
Colorado (continued)
Denver Colorado City & County Multi-Family Housing (FHA).................................. $    109,794
Denver Colorado City & County Multi-Family Housing, AMT (FHA).............................       67,984
Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA).................      280,827
Superior Metropolitan District No.1, Colorado Water & Sewer, Series C, Mandatory Put,
 12/1/04 @ 100 (LOC)......................................................................    2,770,178
Westminster Colorado Multi-Family, Mandatory Put 9/1/06 @ 100 (AXA).......................    1,247,475
Westminster Colorado Multi-Family, Mandatory Put 12/1/05 @ 100 (FNMA).....................      799,522
                                                                                           ------------
                                                                                              7,899,612
                                                                                           ------------
Connecticut -- 2.18%
Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put 12/1/08
 @100.....................................................................................    4,857,518
Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................      320,627
Waterbury Connecticut Housing Authority Mortgage Revenue (AMBAC)..........................      354,872
                                                                                           ------------
                                                                                              5,533,017
                                                                                           ------------
Delaware -- 0.20%
Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula
 United, Series A.........................................................................        5,194
Delaware State Housing Authority Revenue, Residential Mortgage, Series A..................      205,256
Delaware State Economic Development (MBIA)................................................       15,052
Sussex County Deleware Single Family Mortgage, ETM........................................      284,703
                                                                                           ------------
                                                                                                510,205
                                                                                           ------------
District of Columbia -- 0.81%
District of Columbia Housing Finance Agency (Asset GTY)...................................      262,826
District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT
 (FHA)....................................................................................      191,819
District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT
 (FNMA/GNMA)..............................................................................    1,591,123
                                                                                           ------------
                                                                                              2,045,768
                                                                                           ------------
Florida -- 2.88%
Boca Place Associates, LTD Florida Revenue (LOC)..........................................    2,060,130
Brevard County Flordia Health Facilities Authority, ETM...................................      136,051
Dade City Florida, Governmental Leasing Corp., Certificates of Participation..............       51,679
Dade County Florida Housing Finance Authority, AMT, Mandatory Put 6/1/06 @ 100
 (FNMA)...................................................................................      275,972
Daytona Beach Florida Water & Sewer, ETM..................................................      154,712
Escambia County Florida Housing Finance Authority, Multifamily Housing Revenue,
 Waterford Project (LOC)..................................................................       95,593
FHA Insured Trust, Series 96-I, Class A3..................................................      336,600
Florida State Department of Corrections, Okeechobee Correctional Facility, Certificates of
 Participation (AMBAC)....................................................................      338,864
Hillsborough County Port District Revenue, Second Lien, Zero Coupon (MBIA)................    1,189,102
Hillsborough County Port District Revenue, Second Lien, Zero Coupon, (MBIA)...............      659,877
Jacksonville Florida Health Facilities, St. Catherine Laboure Manor, Inc., ETM............       36,301
Jacksonville Florida Health Facilities, St. Vincent's Medical Center, Inc., ETM...........       62,230
Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing,
 Section 8................................................................................      320,307
Miami-Dade County Florida Housing Finance Authority, Series A-1, AMT (GNMA/
 FNMA)....................................................................................      393,645

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                      Security                                                Maturity
  Amount                                       Description                                     Rate (%)   Date      Value
-----------                                    -----------                                     -------- -------- ------------
            Municipal Bonds (continued)
            Florida (continued)
$   305,000 Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement
             Center, ETM......................................................................  8.750    10/1/09 $    367,894
     30,000 Palm Beach County Florida Health Facilities Revenue, ETM..........................  9.500     8/1/13       39,228
    575,000 Pasco County Florida Revenue, GO, ETM (MBIA)......................................  6.375     8/1/08      638,256
     20,000 Pinellas County Florida Housing Finance Authority, Multi-County Program, Series A,
             AMT (GNMA).......................................................................  6.850     3/1/29       20,449
     65,000 St. Johns County Florida Industrial Development Authority, Series A (MBIA)........  5.500     3/1/17       68,735
     60,000 Tampa Florida Excise Tax, Revenue Bond, ETM.......................................  6.125    10/1/07       66,348
                                                                                                                 ------------
                                                                                                                    7,311,973
                                                                                                                 ------------
            Georgia -- 7.16%
    210,000 Athens Georgia Water & Sewer Revenue, ETM.........................................  6.200     7/1/08      241,523
 11,310,000 Atlanta Georgia Urban Residential Finance Authority, Multifamily Revenue Housing,
             Certificate of Participation, Mandatory Put 10/1/06 @ 100 (LOC)..................  4.000    10/1/25   11,344,608
    150,000 Augusta Georgia Housing Rehabilitation Agency.....................................  7.000     9/1/05      155,058
      5,000 Clayton County Georgia Housing Authority Multi-Family, AMT (FNMA).................  5.750     1/1/13        5,248
     40,000 Fulton County Georgia Housing Authority, Single Family Revenue, AMT (GNMA)........  6.200     3/1/13       41,156
    410,000 Gwinnett County Georgia Multi-Family, Mandatory Put 4/1/06 @ 100 (FNMA)...........  5.500     4/1/26      427,200
    645,000 Marietta Georgia Housing Authority, Multi-Family Revenue, Mandatory Put 6/1/05
             @100 (FNMA)......................................................................  5.700     6/1/25      669,806
  3,680,000 Marietta Georgia Housing Authority, Multifamily Revenue, Mandatory Put 7/1/04 @
             100 (Gables).....................................................................  4.750     7/1/24    3,711,316
    320,000 Marietta Georgia Housing Authority, Multifamily Revenue, Mandatory Put 7/1/04 @
             100 (Gables).....................................................................  4.750     7/1/24      322,784
    260,000 Savannah Georgia Economic Development Authority...................................  6.200    10/1/09      283,030
    200,000 Savannah Georgia Economic Development Authority...................................  6.500    10/1/13      214,822
    585,000 Savannah Georgia Economic Development Authority (ACA).............................  6.875   11/15/11      657,540
     75,000 St. Mary's Georgia Housing Authority Multi-Family (FHA)...........................  7.250     9/1/05       75,146
     35,000 St. Mary's Georgia Housing Authority Multi-Family (FHA)...........................  7.250    10/1/05       35,068
                                                                                                                 ------------
                                                                                                                   18,184,305
                                                                                                                 ------------
            Hawaii -- 0.21%
    470,000 Hawaii State Housing Finance & Development, AMT (FNMA)............................  5.200     7/1/12      485,510
     35,000 Honolulu Hawaii City & County, Multi-Family Housing, Waipahu Towers Project,
             AMT (GNMA).......................................................................  6.900    6/20/05       37,256
                                                                                                                 ------------
                                                                                                                      522,766
                                                                                                                 ------------
            Idaho -- 0.65%
      5,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  4.850    11/1/02        5,046
     80,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  4.950    11/1/03       82,266
     80,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  5.050    11/1/04       83,713
     95,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  5.150    11/1/05       99,380
     95,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  5.200    11/1/06       98,835
    105,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  5.300    11/1/07      108,756
    110,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)..........................................................  5.400    11/1/08      113,631

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                         Security                                                  Maturity
  Amount                                          Description                                       Rate (%)   Date
-----------                                       -----------                                       -------- --------
            Municipal Bonds (continued)
            Idaho (continued)
$   110,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)...............................................................  5.500    11/1/09
      5,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)...............................................................  5.600    11/1/10
      5,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)...............................................................  5.700    11/1/11
      5,000 Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
             Inc. Project, AMT (LOC)...............................................................  5.800    11/1/12
     70,000 Idaho Housing & Financial Assistance, Series Sub-B, AMT................................  5.650     7/1/09
     65,000 Idaho Housing & Financial Assistance, Single Family Mortgage, Series Sub-C, AMT........  5.250     7/1/11
    100,000 Idaho Housing & Financial Assistance, Single Family Mortgage, Series F-2, AMT..........  5.100     7/1/12
    565,000 Idaho Housing & Financial Assistance, State Housing, Revenue Bond, Multi-Family
             Housing, Teton Apartments, Mandatory Put 8/1/04 @ 100, AMT (LOC)......................  5.150     8/1/31
    120,000 Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT........................  5.800     7/1/07



            Illinois -- 8.90%
    560,000 Addison Illinois Single Family Mortgage Revenue, ETM...................................  7.500     4/1/11
    130,000 Alton Illinois Hospital Facilities Revenue & Refunded, Alton Memorial Hospital Project,
             ETM...................................................................................  7.000     7/1/05
    530,000 Bedford Park Illinois Water Revenue, AMT (ACA).........................................  6.000   12/15/08
     45,000 Buffalo Grove, Illinois Economic Development Project...................................  5.450    8/15/02
     10,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  4.950     6/1/05
     40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  5.250     6/1/08
     40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  5.350     6/1/09
     40,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  5.450     6/1/10
     55,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  5.500     6/1/11
     55,000 Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................  5.550     6/1/12
    530,000 Davis Junction Illinois Solid Waste, GO, Series B (LOC)................................  5.500    4/15/10
     65,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM..............  7.000     1/1/07
      5,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC).......  7.000     1/1/07
     35,000 Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA).......  7.000     1/1/07
     95,000 Fairfield Illinois Economic Development Revenue, Wayne County Center Project...........  6.000   12/15/05
    135,000 Grayslake Illinois Multi-Family Revenue, Country Squire Apartments (FHA)...............  6.000     6/1/05
      5,000 Greater Peoria Illinois Airport Authority, AMT (AMBAC).................................  6.500    12/1/05
  2,560,000 Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
             (GNMA)................................................................................  4.000   10/20/31
  5,060,000 Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
             (GNMA)................................................................................  4.000   10/20/41
    245,000 Illinois Development Finance Authority Revenue, Catholic Health (AMBAC)................  5.150    2/15/06
    160,000 Illinois Development Finance Authority Revenue, Community Rehabilitation
             Providers.............................................................................  5.375     7/1/09
    930,000 Illinois Development Finance Authority Revenue, Community Rehabilitation Providers,
             Series A..............................................................................  5.600     7/1/19
    170,000 Illinois Development Finance Authority Revenue, Debt Restructure East St. Louis........  6.875   11/15/05
      5,000 Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA).........  5.200     7/1/08
    340,000 Illinois Development Finance Authority, Illinois Facilities Project, Series A..........  7.400     9/1/04
    365,000 Illinois Educational Facility Authority Revenue........................................  4.600    10/1/08
    495,000 Illinois Educational Facility Authority Revenue........................................  5.000    10/1/13
    150,000 Illinois Health Facilities Authorities, Loyola University, ETM.........................  6.250     7/1/06
  1,383,000 Illinois Health Facilities Authority Revenue (FSA).....................................  7.600    8/15/10

                                       Security
                                      Description                                          Value
                                      -----------                                       ------------
Municipal Bonds (continued)
Idaho (continued)
Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
 Inc. Project, AMT (LOC)............................................................... $    113,502
Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
 Inc. Project, AMT (LOC)...............................................................        5,151
Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
 Inc. Project, AMT (LOC)...............................................................        5,145
Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes,
 Inc. Project, AMT (LOC)...............................................................        5,144
Idaho Housing & Financial Assistance, Series Sub-B, AMT................................       72,559
Idaho Housing & Financial Assistance, Single Family Mortgage, Series Sub-C, AMT........       65,803
Idaho Housing & Financial Assistance, Single Family Mortgage, Series F-2, AMT..........       99,448
Idaho Housing & Financial Assistance, State Housing, Revenue Bond, Multi-Family
 Housing, Teton Apartments, Mandatory Put 8/1/04 @ 100, AMT (LOC)......................      567,984
Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT........................      125,457
                                                                                        ------------
                                                                                           1,651,820
                                                                                        ------------
Illinois -- 8.90%
Addison Illinois Single Family Mortgage Revenue, ETM...................................      659,742
Alton Illinois Hospital Facilities Revenue & Refunded, Alton Memorial Hospital Project,
 ETM...................................................................................      136,371
Bedford Park Illinois Water Revenue, AMT (ACA).........................................      578,983
Buffalo Grove, Illinois Economic Development Project...................................       45,174
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       10,437
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       42,262
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       42,315
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       42,559
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       58,583
Chicago Illinois, Multi-Family Housing Project, AMT (GNMA).............................       57,919
Davis Junction Illinois Solid Waste, GO, Series B (LOC)................................      559,548
Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM..............       71,192
Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC).......        5,476
Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA).......       38,334
Fairfield Illinois Economic Development Revenue, Wayne County Center Project...........       97,489
Grayslake Illinois Multi-Family Revenue, Country Squire Apartments (FHA)...............      142,877
Greater Peoria Illinois Airport Authority, AMT (AMBAC).................................        5,391
Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
 (GNMA)................................................................................    2,606,515
Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB
 (GNMA)................................................................................    5,153,357
Illinois Development Finance Authority Revenue, Catholic Health (AMBAC)................      261,273
Illinois Development Finance Authority Revenue, Community Rehabilitation
 Providers.............................................................................      154,486
Illinois Development Finance Authority Revenue, Community Rehabilitation Providers,
 Series A..............................................................................      851,657
Illinois Development Finance Authority Revenue, Debt Restructure East St. Louis........      185,800
Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA).........        5,287
Illinois Development Finance Authority, Illinois Facilities Project, Series A..........      348,265
Illinois Educational Facility Authority Revenue........................................      370,063
Illinois Educational Facility Authority Revenue........................................      490,565
Illinois Health Facilities Authorities, Loyola University, ETM.........................      161,730
Illinois Health Facilities Authority Revenue (FSA).....................................    1,410,660

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                        Security                                                  Maturity
  Amount                                         Description                                       Rate (%)   Date      Value
-----------                                      -----------                                       -------- -------- ------------
            Municipal Bonds (continued)
            Illinois (continued)
$ 1,615,000 Illinois Health Facilities Authority Revenue, Community Hospital of Ottawa Project....  6.750    8/15/14 $  1,670,474
    215,000 Illinois Health Facilities Authority Revenue, Lutheran Social Services................  6.125    8/15/10      208,367
    135,000 Illinois Health Facilities Authority Revenue, Michael Reese Hospital & Medical Center,
             ETM..................................................................................  6.750    12/1/08      149,966
    140,000 Illinois Health Facilities Authority Revenue, Midwest Group Ltd. (ACA)................  5.375   11/15/08      147,564
    205,000 Illinois Health Facilities Authority Revenue, Sydney R. Forkosh Memorial Hospital,
             Prerefunded 7/1/02 @ 100.............................................................  7.000     7/1/07      205,000
    160,000 Illinois Industrial Pollution Control Authority Revenue, Commonwealth Edison Co.
             Project..............................................................................  5.875    5/15/07      160,990
  1,640,000 Lake County Illinois Community School District (FSA), Zero Coupon.....................  0.000    12/1/17      748,135
     90,000 Lake County Illinois Township, High School District No. 113, Highland Park, GO........  8.100    12/1/12      120,141
    180,000 Lake County Illinois, School District No. 109, Series B, GO...........................  6.600   12/15/18      218,414
  2,190,000 Palatine Illinois Tax Increment Revenue (AMBAC).......................................  5.000     1/1/15    2,238,968
     40,000 Quincy Illinois Single Family Mortgage................................................  6.875     3/1/10       41,395
     85,000 Rockford Illinois Mortgage Revenue, Faust Landmark Apartments, Series A, AMT
             (FHA)................................................................................  5.625     1/1/07       89,701
    460,000 Rockford-Concord Commons Housing, Concord Commons Project (FHA).......................  6.150    11/1/22      476,997
     70,000 Rockford-Concord Commons Housing, Concord Commons Project, Series A (FHA).............  5.550    11/1/06       72,912
    445,000 Silvas Illinois Mortgage Revenue (FHA)................................................  5.200     8/1/17      451,426
     50,000 Southwestern Illinois Development Authority Hospital Revenue, Wood River Township
             Hospital Project, ETM................................................................  6.875     8/1/03       51,377
    420,000 Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue,
             AMT..................................................................................  5.900     2/1/14      419,563
    565,000 Woodridge Illinois Multi-Family Revenue, Hawthorn Ridge, Series A (GNMA)..............  5.650   12/20/32      576,786
                                                                                                                     ------------
                                                                                                                       22,642,486
                                                                                                                     ------------
            Indiana -- 3.38%
    915,000 Clark County Indiana Hospitals Association (MBIA).....................................  4.650     3/1/07      948,689
    125,000 Fort Wayne Indiana Hospital Authority, ETM............................................  6.500     1/1/05      132,215
     50,000 Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)...........  4.750    8/20/08       51,909
     70,000 Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)...........  5.150    8/20/13       71,346
    165,000 Indiana Health Facilities Financing Authority.........................................  4.850    2/15/06      171,079
     85,000 Indiana Health Facilities Financing Authority.........................................  4.800    2/15/07       87,480
     80,000 Indiana Health Facilities Financing Authority.........................................  4.850    2/15/08       81,971
     80,000 Indiana Health Facilities Financing Authority.........................................  4.950    2/15/09       82,114
     95,000 Indiana Health Facilities Financing Authority (Asset GTY).............................  5.100    2/15/06       99,264
     95,000 Indiana Health Facilities Financing Authority (Asset GTY).............................  5.100    8/15/06       99,764
     95,000 Indiana Health Facilities Financing Authority (Asset GTY).............................  5.250    2/15/08       99,968
    110,000 Indiana Health Facilities Financing Authority (Asset GTY).............................  5.350    8/15/09      116,321
    500,000 Indiana State Financing Authority Toll Road Revenue...................................  5.000     7/1/14      498,385
     20,000 Indianapolis Indiana Economic Development Revenue, AMT (GNMA).........................  5.350    4/20/17       20,000
    805,000 Indianapolis Indiana Economic Development Revenue, Mandatory Put 12/1/04 @ 100,
             AMT (FNMA)...........................................................................  6.375    12/1/24      854,394
     70,000 Indianapolis Indiana Utilities Revenue, ETM...........................................  7.000     6/1/08       78,519
     70,000 Lawrence Indiana Multi-Family Revenue, AMT (FNMA).....................................  5.050     1/1/08       72,771
    530,000 Lawrence Indiana Multi-Family Revenue, Mandatory Put 1/1/08 @100, AMT (FNMA)..........  5.150     6/1/24      551,836
  1,000,000 Mt. Vernon Indiana High School, Junior High School Building Corp......................  5.500     7/1/04    1,035,670
  3,270,000 Northwest Allen Indiana Building Corp., (MBIA)........................................  5.500     6/1/15    3,423,854
     10,000 Vigo County Indiana Hospital Authority Revenue, ETM...................................  6.875     4/1/04       10,573
                                                                                                                     ------------
                                                                                                                        8,588,122
                                                                                                                     ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                       Security                                                 Maturity
  Amount                                        Description                                      Rate (%)   Date      Value
-----------                                     -----------                                      -------- -------- ------------
            Municipal Bonds (continued)
            Iowa -- 0.18%
$    75,000 Des Moines Iowa Hospital Revenue, Fairview Community, Iowa Lutheran Hospital, ETM...   9.500  11/15/02 $     77,225
    380,000 Iowa Finance Authority Small Business District, Terrace Center......................   7.500    3/1/22      389,500
                                                                                                                   ------------
                                                                                                                        466,725
                                                                                                                   ------------
            Kansas -- 0.60%
     65,000 Kansas State Development Finance Authority Multi-Family, AMT (LOC)..................   5.300   10/1/07       67,407
    255,000 Kansas State Development Finance Authority Multi-Family, Mandatory Put 10/1/07
             @ 100, AMT (LOC)...................................................................   5.600   10/1/19      265,254
     20,000 Labette County Kansas Single Family (GNMA)..........................................   7.650   12/1/11       20,240
     45,000 Manhattan Kansas Tax Increment Revenue, AMT (Asset GTY).............................   5.000   12/1/02       45,601
    400,000 Manhattan Kansas Tax Increment Revenue, AMT (Asset GTY).............................   5.200   12/1/03      405,204
    390,000 McPhearson Kansas Electric Utility, Partial Prerefunded 3/1/03 @ 100, ETM
             (AMBAC)............................................................................   5.900    3/1/07      436,854
    255,000 Sedgwick County Kansas, Series B....................................................   4.700    8/1/05      255,421
     30,000 Wichita Kansas Single Family Mortgage Revenue.......................................   7.100    9/1/09       31,085
                                                                                                                   ------------
                                                                                                                      1,527,066
                                                                                                                   ------------
            Kentucky -- 0.61%
     90,000 Ashland Kentucky Environmental Improvements, Allied Chemical Corporation Project,
             ETM................................................................................   5.800    3/1/03       92,504
     65,000 Greater Kentucky Housing Assistance Corporation, Section 8, Series C (FHA/MBIA).....   5.350    7/1/07       65,106
    530,000 Jefferson County Kentucky Multi-Family Revenue, Taylorsville Road Project, Series A,
             Mandatory Put 6/1/04 @100 (AXA)....................................................   5.750    6/1/23      530,837
    225,000 Kentucky State Turnpike Authority Resource Recovery, ETM............................   6.125    7/1/07      241,611
    165,000 Kentucky State Turnpike Authority Resource Recovery, Recovery Road Revenue, ETM.....   6.625    7/1/08      183,528
     15,000 Lakeland Wesley Village, Inc. Kentucky Mortgage, ELD Section 8, Assistance Project
             (FHA)..............................................................................   7.125   11/1/02       15,160
    380,000 Louisville Kentucky Riverfront Corp., ETM...........................................   5.750    7/1/10      414,865
     15,000 Owensboro Kentucky Electric Lighting & Power Revenue, ETM...........................  10.500    1/1/04       16,207
                                                                                                                   ------------
                                                                                                                      1,559,818
                                                                                                                   ------------
            Louisiana -- 2.07%
    225,000 East Baton Rouge Parish Louisiana Hospital District No. 3, Woman's Hospital
             Foundation, ETM....................................................................   7.200   10/1/08      253,193
     85,000 Iberia Home Mortgage Authority Louisiana Single Family..............................   7.375    1/1/11       89,005
     10,000 Louisiana Housing Finance Agency Mortgage Revenue (GNMA/FNMA).......................   4.625    6/1/09       10,032
    160,000 Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA).......................   6.450    9/1/27      169,344
    395,000 Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA).......................   6.500    9/1/38      417,997
     40,000 Louisiana Public Facility Authority Revenue, Single Family..........................   7.375   10/1/12       40,300
     53,349 Louisiana Public Facility Authority Revenue.........................................   8.450   12/1/12       54,534
     70,000 Louisiana Public Facility Authority Revenue (AXA)...................................   5.750   3/15/03       70,921
     80,000 Louisiana Public Facility Authority Revenue (AXA)...................................   5.850   3/15/04       81,187
     80,000 Louisiana Public Facility Authority Revenue (AXA)...................................   5.950   3/15/05       81,177
    190,000 Louisiana Public Facility Authority Revenue, Mandatory Put 6/1/05 @ 100 (FNMA)......   5.800    6/1/25      195,546
  1,205,000 Louisiana Public Facility Authority Revenue, Mandatory Put 6/1/05 @ 100 (FNMA)......   5.800    6/1/25    1,240,175
    150,000 Louisiana Public Facility Authority Revenue, Multi-Family Housing, Carlyle
             Apartments, Mandatory Put 6/15/05 @ 100 (AXA)......................................   5.950   6/15/19      150,288
    595,000 Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University
             Medical Center, ETM................................................................   7.875    7/1/09      683,929
  1,480,000 Tensas Parish Louisiana Law Enforcement District, Certificates of Participation.....   7.000    9/1/18    1,716,252
                                                                                                                   ------------
                                                                                                                      5,253,880
                                                                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                        Security                                                 Maturity
  Amount                                         Description                                      Rate (%)   Date      Value
-----------                                      -----------                                      -------- -------- ------------
            Municipal Bonds (continued)
            Maine -- 0.21%
$   415,000 Maine Finance Authority Revenue, AMT (FSA)...........................................  5.200     7/1/18 $    422,287
     95,000 Maine State Health Facilities Authority Revenue, Webber Hospital Association Project,
             ETM (AMBAC).........................................................................  6.500     5/1/09      106,422
                                                                                                                    ------------
                                                                                                                         528,709
                                                                                                                    ------------
            Maryland -- 0.78%
     10,000 Annapolis Maryland Economic Development Revenue......................................  4.600    10/1/02       10,063
     55,000 Annapolis Maryland Economic Development Revenue......................................  4.700    10/1/03       56,704
      5,000 Annapolis Maryland Economic Development Revenue......................................  4.800    10/1/04        5,239
     55,000 Annapolis Maryland Economic Development Revenue......................................  5.000    10/1/06       58,200
     55,000 Annapolis Maryland Economic Development Revenue......................................  5.000    10/1/07       58,093
     65,000 Annapolis Maryland Economic Development Revenue......................................  5.000    10/1/08       68,365
    110,000 Baltimore County Maryland Mortgage Revenue, Three Garden Village Project, Series A
             (FHLMC).............................................................................  4.800     1/1/13      111,687
    400,000 Cecil County Maryland County Commerce Economic Development...........................  6.875    1/15/08      423,572
    115,000 Cecil County Maryland County Commerce Economic Development...........................  6.875    1/15/10      120,348
     25,000 Frederick County Maryland Economic Development (FHA).................................  5.900     2/1/05       26,772
     40,000 Maryland State Community Development Administration, Department of Housing &
             Community Development, Single Family Program, Series 1..............................  5.700     4/1/17       40,310
    750,000 Maryland State Health & Higher Educational Facility Authority Revenue, Greater
             Baltimore Medical Center............................................................  5.000     7/1/25      727,155
    120,000 Montgomery County Maryland, Single Family Mortgage Revenue, Series A.................  5.400     7/1/16      123,901
    150,000 Prince Georges County Maryland Housing Authority, Single Family Mortgage Revenue,
             Series A, AMT, SUB (FNMA/GNMA/FHLMC)................................................  3.500     8/1/32      149,084
                                                                                                                    ------------
                                                                                                                       1,979,493
                                                                                                                    ------------
            Massachusetts -- 2.22%
    470,000 Boston Massachusetts Industrial Development Finance Authority, Northend
             Community, Series A (FHA)...........................................................  6.450     8/1/37      564,033
    135,000 Boston Massachusetts Revenue, Deutsches Altenheim, Inc., Series A (FHA)..............  5.950    10/1/18      144,978
    130,000 Dartmouth Massachusetts Housing Development Corporation Mortgage Revenue
             (FHA/MBIA)..........................................................................  4.850     7/1/09      131,092
     95,000 Massachusetts Education Loan Authority, Issue D, Series A, AMT (MBIA)................  7.250     1/1/09       96,221
    250,000 Massachusetts State Development (Asset GTY)..........................................  6.000     6/1/24      266,513
    335,000 Massachusetts State Development Finance Agency Revenue, Series A (GNMA)..............  6.700   10/20/21      383,277
     15,000 Massachusetts State Health & Education Facilities Authority, Beth Israel Hospital,
             ETM.................................................................................  5.750     7/1/06       15,739
    530,000 Massachusetts State Housing Finance Agency (Asset GTY)...............................  4.850     9/1/13      544,416
    415,000 Massachusetts State Housing Finance Agency, Housing Revenue, Single Family,
             Series 44...........................................................................  5.900    12/1/13      426,682
     55,000 Massachusetts State Housing Finance Agency, Series A, AMT (MBIA).....................  6.125    12/1/11       58,620
    100,000 Massachusetts State Industrial Finance Agency, AMT (GNMA)............................  5.400    8/20/12      106,581
  1,670,000 Massachusetts State Industrial Finance Agency, AMT (GNMA)............................  6.450    8/20/39    1,790,557
    545,000 Massachusetts State Industrial Finance Agency, Higher Education, Hampshire College
             Project.............................................................................  5.800    10/1/17      550,357
    555,000 Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility,
             AMT (GNMA)..........................................................................  5.300    6/20/19      555,566
                                                                                                                    ------------
                                                                                                                       5,634,632
                                                                                                                    ------------
            Michigan -- 0.83%
     90,000 Battle Creek Michigan Economic Development...........................................  5.125     2/1/09       91,368
    165,000 Detroit Water Supply System, Water Utility Improvements, ETM.........................  8.875     1/1/05      180,465

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                      Security                                               Maturity
  Amount                                       Description                                    Rate (%)   Date      Value
-----------                                    -----------                                    -------- -------- ------------
            Municipal Bonds (continued)
            Michigan (continued)
$   190,000 Dickinson County Michigan Economic Development...................................  6.550     3/1/07 $    195,932
    210,000 Grand Rapids Charter Township Michigan...........................................  5.200     7/1/14      212,738
    700,000 Michigan Higher Education Facility Authority Revenue, Limited Obligation, Thomas
             M. Cooley Law School (LOC)......................................................  5.350     5/1/15      717,520
     35,000 Michigan State Hospital Financial Authority Revenue, ETM.........................  6.200     1/1/03       35,811
    120,000 Michigan State Hospital Financial Authority Revenue, ETM.........................  7.000     7/1/05      126,005
     70,000 Michigan State Hospital Financial Authority, St. Joseph Mercy Hospital, ETM......  9.250     7/1/03       72,532
     75,000 Michigan State Housing Development Authority, Series A...........................  6.000     6/1/06       79,079
      5,000 Michigan State Housing Development Authority, AMT (AMBAC)........................  5.050    12/1/07        5,209
      5,000 Michigan State Housing Development Authority, AMT (AMBAC)........................  5.150    12/1/08        5,253
      5,000 Michigan State Housing Development Authority, AMT (AMBAC)........................  5.250    12/1/09        5,267
      5,000 Michigan State Housing Development Authority, AMT (AMBAC)........................  5.350    12/1/10        5,243
    150,000 Michigan State Strategic Fund Ltd., ETM..........................................  7.875    8/15/05      159,782
    180,000 Saginaw Michigan Hospital Finance Authority, ETM.................................  7.500    11/1/10      208,232
                                                                                                                ------------
                                                                                                                   2,100,436
                                                                                                                ------------
            Minnesota -- 0.61%
     75,000 Cambridge Minnesota Mortgage Revenue (GNMA)......................................  5.400   11/20/05       80,843
      5,000 Dakota County Minnesota Housing & Redevelopment Authority, AMT
             (GNMA/FNMA).....................................................................  5.550    10/1/02        5,036
     10,000 Dakota County Minnesota Housing & Redevelopment Authority, AMT
             (GNMA/FNMA).....................................................................  5.750    10/1/04       10,437
    100,000 Monticello Minnesota Pollution Control Revenue...................................  5.375     2/1/03      100,241
     60,000 Moorhead Minnesota Residential Mortgage Revenue, ETM.............................  7.100     8/1/11       69,442
     30,000 North Suburban Hospital District Minnanoka & Ramsey Counties, Hospital Revenue,
             Health Central, Inc., ETM.......................................................  7.125     5/1/09       33,798
    135,000 Rochester Minnesota Hospital Revenue, ETM........................................  5.750    10/1/07      144,144
  1,000,000 White Earth Band of Chippewa Indians, Revenue, Series A (ACA)....................  7.000    12/1/11    1,102,940
                                                                                                                ------------
                                                                                                                   1,546,881
                                                                                                                ------------
            Mississippi -- 1.10%
    310,000 Corinth & Alcorn County Mississippi Hospital Revenue.............................  5.000    10/1/08      308,543
    175,000 Corinth & Alcorn County Mississippi Hospital Revenue.............................  5.125    10/1/10      172,524
    700,000 Jackson Mississippi Housing Authority, AMT (FSA).................................  5.300     4/1/19      692,132
    505,000 Lincoln County Mississippi Hospital Revenue (Asset GTY)..........................  5.500     4/1/18      521,685
     80,000 Mississippi Business Finance Corp., AMT (LOC)....................................  5.600     9/1/02       80,500
     80,000 Mississippi Business Finance Corp., AMT (LOC)....................................  5.800     9/1/04       82,125
     95,000 Mississippi Business Finance Corp., AMT (LOC)....................................  5.900     9/1/05       97,538
     20,000 Mississippi Home Corp., Single Family Revenue, AMT (GNMA)........................  5.000     6/1/04       20,643
    745,000 Mississippi Home Corp., Single Family Revenue, AMT (GNMA/FNMA)...................  7.375     6/1/28      828,954
                                                                                                                ------------
                                                                                                                   2,804,644
                                                                                                                ------------
            Missouri -- 1.93%
    600,000 Boone County Missouri Industrial Development Authority, Otscon, Inc. Project,
             Mandatory Put 5/1/05 @100, AMT (LOC)............................................  5.125     5/1/05      618,816
     40,000 Bridgeton Missouri Industrial Development (GNMA).................................  5.250   12/20/19       40,706
  1,185,000 Kansas City Missouri Industrial Development Authority Multi-Family Housing
             Revenue, Walnut Grove Apartments, Section 8 Assisted, Series A, AMT.............  6.550   12/15/15    1,199,753
    615,000 Missouri State Development Financing Board, Recreational Facilities, YMCA Greater
             St. Louis Project, Series A (LOC)...............................................  4.750     9/1/07      640,288
    230,000 Missouri State Development Financing Board, Recreational Facilities, YMCA Greater
             St. Louis Project, Series A (LOC)...............................................  4.900     9/1/10      237,567

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                     Security                                               Maturity
  Amount                                      Description                                    Rate (%)   Date      Value
-----------                                   -----------                                    -------- -------- ------------
            Municipal Bonds (continued)
            Missouri (continued)
$    50,000 Missouri State Housing Development Community Mortgage, Single Family, AMT
             (GNMA).........................................................................  6.625    12/1/17 $     51,095
    900,000 Pacific Missouri Industrial Development Revenue, AMT (LOC)......................  5.950     5/1/07      966,735
    180,000 Pacific Missouri Industrial Development Revenue, AMT (LOC)......................  6.200     5/1/12      191,435
    180,000 Pacific Missouri Industrial Development, Clayton Corp. Project, AMT (LOC).......  6.450     5/1/17      189,373
    220,000 Sikeston Missouri Electrical Revenue, ETM.......................................  6.250     6/1/08      241,976
    360,000 St. Charles County Missouri Health Care.........................................  5.400   11/15/16      363,132
    150,000 St. Louis Missouri Land Clearance Redevelopment Authority, Westminster Place
             Apartments, Mandatory Put 4/1/07 @100 (FNMA)...................................  5.950     7/1/22      161,108
                                                                                                               ------------
                                                                                                                  4,901,984
                                                                                                               ------------
            Montana -- 0.05%
    105,000 Missoula County Hospital, ETM...................................................  7.125     6/1/07      117,250
                                                                                                               ------------
            Nebraska -- 0.92%
  1,000,000 Clay County Nebraska Industrial Development Revenue, AMT (LOC)..................  4.750    3/15/09    1,019,890
    390,000 Clay County Nebraska, AMT (LOC).................................................  5.250    3/15/14      392,059
     40,000 Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)..............  5.000    12/1/11       40,394
     50,000 Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)..............  5.200    12/1/13       50,156
    480,000 Nebraska Investment Financial Authority Multi-Family Housing, Old Cheney
             Apartments, Mandatory Put 12/1/05 @100 (FNMA)..................................  5.500    12/1/25      502,094
    155,000 Nebraska Investment Financial Authority Multi-Family Housing, Tara Hills Village
             (FNMA).........................................................................  4.875     1/1/08      162,643
    170,000 Woolworth Nebraska Housing Development (MBIA)...................................  5.350     7/1/21      170,032
                                                                                                               ------------
                                                                                                                  2,337,268
                                                                                                               ------------
            Nevada -- 1.18%
     85,000 Nevada Housing Division, AMT....................................................  6.450    10/1/07       89,421
     70,000 Nevada Housing Division, AMT....................................................  6.000    10/1/09       74,302
    100,000 Nevada Housing Division, AMT (FNMA).............................................  5.900     4/1/06      105,295
    110,000 Nevada Housing Division, AMT (FNMA).............................................  5.500    10/1/09      114,601
    585,000 Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT
             (LOC)..........................................................................  5.200    10/1/18      582,414
    320,000 Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)................  6.500    10/1/16      339,238
     80,000 Nevada Housing Division, Single Family Mortgage, Series A, AMT..................  6.350    10/1/07       83,458
     80,000 Nevada Housing Division, Single Family Mortgage, Series C-1.....................  5.450     4/1/10       82,750
     90,000 Nevada Housing Division, Single Family Mortgage, Series B-1.....................  4.950     4/1/12       91,205
    350,000 Nevada Housing Division, Single Family Mortgage, Series C-1.....................  5.600     4/1/17      360,459
  1,000,000 Nevada State, Series A, GO......................................................  5.800    7/15/08    1,073,280
                                                                                                               ------------
                                                                                                                  2,996,423
                                                                                                               ------------
            New Hampshire -- 0.39%
     45,000 New Hampshire Higher Education & Health Facilities, Franklin Pierce College
             (ACA)..........................................................................  4.900    10/1/08       46,831
    120,000 New Hampshire Higher Education & Health Facilities, Franklin Pierce College
             (ACA)..........................................................................  5.000    10/1/09      124,192
    205,000 New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue
             (LOC)..........................................................................  5.200    10/1/06      205,646
    150,000 New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue
             (LOC)..........................................................................  5.300    10/1/07      150,413
     40,000 New Hampshire Higher Education & Health Facilities, Rivier College..............  4.650     1/1/04       41,123
     40,000 New Hampshire Higher Education & Health Facilities, Rivier College..............  4.750     1/1/05       41,485
     10,000 New Hampshire Higher Education & Health Facilities, Rivier College..............  4.850     1/1/07       10,392

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                      Security                                                Maturity
  Amount                                       Description                                     Rate (%)   Date      Value
-----------                                    -----------                                     -------- -------- ------------
            Municipal Bonds (continued)
            New Hampshire (continued)
$    55,000 New Hampshire Higher Education & Health Facilities, Rivier College................  4.900    1/1/08  $     56,830
    315,000 New Hampshire Higher Education & Health Facilities, Rivier College................  5.550    1/1/18       315,752
                                                                                                                 ------------
                                                                                                                      992,664
                                                                                                                 ------------
            New Jersey -- 1.76%
    140,000 Camden County New Jersey Municipal Utilities Authority Sewer Revenue, Series A
             (FGIC), Zero Coupon..............................................................  0.000    9/1/14        80,637
    200,000 Essex County New Jersey Utilities Authority (FSA).................................  4.800    4/1/14       205,892
     40,000 Glouchester County New Jersey Improvement Authority, AMT (County GTY).............  4.500   11/1/03        41,399
     50,000 Glouchester County New Jersey Improvement Authority, AMT (County GTY).............  5.000   11/1/10        52,620
     25,000 New Jersey Building Authority Revenue, ETM........................................  9.625    2/1/03        26,149
  2,095,000 New Jersey Economic Development Authority Revenue, Optional Put 12/1/02 @100......  4.950   12/1/28     2,095,000
    215,000 New Jersey Economic Development Authority Revenue (ACA)...........................  4.600    7/1/02       215,000
     80,000 New Jersey Economic Development Authority Revenue (ACA)...........................  4.750    7/1/03        81,852
     80,000 New Jersey Economic Development Authority Revenue (ACA)...........................  4.850    7/1/04        83,207
    495,000 New Jersey Economic Development Authority Revenue, Series B, AMT (LOC)............  5.300   12/1/07       514,755
    250,000 New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical
             Center (AMBAC/FHA)...............................................................  4.800    8/1/21       254,648
    285,000 New Jersey State Educational Facilities Authority.................................  7.250    7/1/25       298,538
    500,000 New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue,
             Series A (AMBAC).................................................................  5.300    5/1/06       529,930
                                                                                                                 ------------
                                                                                                                    4,479,627
                                                                                                                 ------------
            New Mexico -- 0.39%
    713,000 Albuquerque New Mexico Collateralized (FGIC), Zero Coupon.........................  0.000   5/15/11       384,085
    370,000 Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA).......  5.800   11/1/25       380,822
     45,000 Hobbs New Mexico, Single Family Mortgage, Revenue Refunding.......................  8.750    7/1/11        46,352
     50,000 New Mexico Mortgage Financing Authority (GNMA/FNMA)...............................  5.500    7/1/17        51,253
    125,000 New Mexico Mortgage Financing Authority (GNMA/FNMA)...............................  5.600    7/1/28       127,168
                                                                                                                 ------------
                                                                                                                      989,680
                                                                                                                 ------------
            New York -- 5.36%
    125,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association
             Project, AMT (LOC)...............................................................  5.200   12/1/13       129,469
    110,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association
             Project, AMT (LOC)...............................................................  5.400   12/1/18       111,570
    335,000 Albany New York Housing Authority, Housing Revenue, Lark Drive Association
             Project, AMT (LOC)...............................................................  5.500   12/1/28       335,509
    125,000 Capital District Youth Center New York (LOC)......................................  6.000    2/1/17       129,855
    840,000 East Rochester New York Housing Authority Revenue, Gates Senior Housing Project,
             (GNMA)...........................................................................  6.125   4/20/43       887,568
    110,000 New York City Industrial Development Agency, College of Aeronautics Project.......  5.000    5/1/06       114,497
     70,000 New York City Industrial Development Agency, College of Aeronautics Project.......  5.200    5/1/09        72,553
    990,000 New York New York, Series B (AMBAC)...............................................  7.250   8/15/07     1,173,486
      5,000 New York State Dormitory Authority Revenue, Zero Coupon, ETM......................  0.000    7/1/04         4,607
    320,000 New York State Dormitory Authority Revenue, D'Youville College (Asset GTY)........  4.375    7/1/08       330,595
    745,000 New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center......  5.625    7/1/22       772,870
    235,000 New York State Dormitory Authority Revenue, Lutheran Social Services
             (AMBAC/FHA)......................................................................  5.125    2/1/18       236,180
    330,000 New York State Dormitory Authority Revenue, Norwegian Christian Home and Health
             Center (MBIA/FHA)................................................................  4.900    8/1/21       322,766
  3,095,000 New York State Dormitory Authority Revenue, Norwegian Christian Home and Health
             Center (MBIA/FHA)................................................................  6.100    8/1/41     3,296,361

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                      Security                                                Maturity
  Amount                                       Description                                     Rate (%)   Date      Value
-----------                                    -----------                                     -------- -------- ------------
            Municipal Bonds (continued)
            New Hampshire (continued)
$   325,000 New York State Dormitory Authority Revenue, St. Mary's Hospital Amsterdam
             (MBIA)...........................................................................  5.250     5/1/05 $    348,598
  2,000,000 New York State, Series C, GO (AMBAC)..............................................  5.375    10/1/11    2,109,739
    735,000 New York, New York City Industrial Development Agency, Civic Facility Revenue,
             Bank Street College Project (Radian).............................................  4.500    12/1/07      776,697
    205,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities  --
             Mohawk Valley, Series A (FSA)....................................................  4.550     2/1/04      213,206
    175,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities --
             Mohawk Valley, Series A (FSA)....................................................  4.650     2/1/05      184,468
    230,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities --
             Mohawk Valley, Series A (FSA)....................................................  4.700     2/1/06      244,370
    300,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities --
             Mohawk Valley, Series A (FSA)....................................................  5.000     1/1/13      314,130
    245,000 Oneida County New York Industrial Development Agency Revenue, Civic Facilities --
             Mohawk Valley, Series A (FSA)....................................................  5.000     1/1/13      256,540
    100,000 Onondaga County New York Industrial Development Agency, Civic Facilities Revenue,
             Lemoyne College, Series A........................................................  5.500     3/1/14      103,561
     40,000 Onondaga County New York Industrial Development, Lemoyne College..................  5.000     3/1/07       41,461
    295,000 Schenectady New York Industrial Development Agency, Civic Facilities Revenue,
             Schaffer Heights (GNMA)..........................................................  5.250    11/1/10      295,000
    470,000 Syracuse New York Housing Authority Revenue (FHA).................................  5.000     8/1/07      503,159
     90,000 Triborough Bridge & Tunnel Authority..............................................  7.250     1/1/10      104,897
     60,000 Ulster County New York Industrial Development (LOC)...............................  4.500   11/15/02       60,501
    140,000 Yates County New York Industrial Development Agency, Civic Facilities Revenue,
             Soldiers & Sailors Memorial (FHA)................................................  5.500     2/1/19      144,495
                                                                                                                 ------------
                                                                                                                   13,618,708
                                                                                                                 ------------
            North Carolina -- 0.34%
    750,000 North Carolina Medical Care, Community Hospital Revenue Bond, ETM.................  7.625    10/1/08      856,335
                                                                                                                 ------------
            North Dakota -- 0.74%
    120,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance,
             Series E, AMT....................................................................  4.500     7/1/07      123,074
     95,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance,
             Series E, AMT....................................................................  4.550     1/1/08       97,366
    145,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance,
             Series E, AMT....................................................................  4.850     7/1/11      147,117
    150,000 North Dakota State Housing Finance Agency Revenue, Homemortgage Finance,
             Series E, AMT....................................................................  4.950     1/1/12      151,659
     95,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.500     1/1/07       96,975
     90,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.550     1/1/08       92,241
    280,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.550     7/1/08      287,535
    110,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.650     1/1/09      112,662
    320,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.850     7/1/11      324,671
    315,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  4.950     1/1/12      317,388
    135,000 North Dakota State Housing Finance Agency Revenue, Series D, AMT..................  5.000     1/1/13      135,929
                                                                                                                 ------------
                                                                                                                    1,886,617
                                                                                                                 ------------
            Ohio -- 2.58%
    110,601 Bridlewood Apartments, Put Option 9/1/01 @ 100....................................  5.600     9/1/21      110,601
    745,000 Cuyahoga County Ohio Mortgage Revenue, AMT (GNMA).................................  5.200    9/20/09      775,835
    325,000 Cuyahoga County Ohio Multi-Family Housing, AMT (GNMA).............................  6.250   12/20/36      345,963

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                       Security                                                 Maturity
  Amount                                        Description                                      Rate (%)   Date      Value
-----------                                     -----------                                      -------- -------- ------------
            Municipal Bonds (continued)
            Ohio (continued)
$   300,000 Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC)........  5.050     1/1/10 $    299,259
     60,000 Jefferson County Ohio (Asset GTY)...................................................  6.625    12/1/05       64,205
    575,000 Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset
             GTY)...............................................................................  5.000     6/1/12      603,146
  1,380,000 Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, Prerefunded
             6/15/05 @ 100......................................................................  5.900   12/15/08    1,440,816
     70,000 Lucas-Palmer Housing Development Corporation of Ohio (FHA/MBIA).....................  5.900     7/1/07       74,147
    200,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Georgetown Village Ltd.,
             Section 8 Assisted Project (FHA)...................................................  6.625     7/1/22      202,118
     50,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted Project
             (FHA/MBIA).........................................................................  5.700     1/1/05       52,363
    390,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted Project
             (FHA/MBIA).........................................................................  5.100     7/1/09      389,864
     20,000 Ohio State Mortgage Revenue (FHA)...................................................  5.600     8/1/06       21,154
    790,000 Ohio State Water Development Authority Pollution Control Facility Revenue (MBIA)....  5.000    12/1/13      827,556
    110,000 Ohio State Water Development Pollution Control, ETM.................................  6.375     6/1/07      120,327
    415,000 Ohio State Water Development Pollution Control, General Motors Corp.................  5.900    6/15/08      419,374
    120,000 Portage County Ohio Hospital Revenue, ETM...........................................  6.700    12/1/07      132,361
    205,000 Sandusky County Ohio Health Care Facilities Revenue (FNMA)..........................  5.150     7/1/09      222,784
    210,000 Stark County Ohio Health Care Facility Review (GNMA)................................  5.300    7/20/18      217,678
    230,000 Stark County Ohio Health Care Facility Review (GNMA)................................  5.350    7/20/23      233,664
                                                                                                                   ------------
                                                                                                                      6,553,215
                                                                                                                   ------------
            Oklahoma -- 1.79%
  2,580,000 Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series
             A, Bonds Convert to 6.70% on 9/1/01, (GNMA)........................................  6.700     9/1/32    2,699,996
  1,000,000 Central Oklahoma Transportation & Packaging Authority Revenue (FSA).................  5.300     7/1/12    1,042,680
    385,000 Grand River Dam Authority Oklahoma Revenue, ETM.....................................  6.250    11/1/08      415,850
    190,000 McAlester Oklahoma Public Works Authority, ETM (FSA)................................  8.250    12/1/05      225,160
    115,000 Oklahoma Housing Finance Agency Multi-Family (FNMA).................................  5.100    12/1/07      115,484
     35,000 Payne County Oklahoma Home Financial Authority......................................  8.625     3/1/11       36,013
                                                                                                                   ------------
                                                                                                                      4,535,183
                                                                                                                   ------------
            Oregon -- 1.15%
    400,000 Cow Creek Band Umpqua Tribe of Indians, Ore Revenue, Series B, (AMBAC)*.............  4.250     7/1/03      410,176
  1,850,000 Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC)............................  5.100     7/1/12    1,921,669
    190,000 Oregon Economic Development, Revenue Bond, Industrial Improvements, Globe Union,
             Inc................................................................................  6.250     4/1/03      190,551
    385,000 Oregon State Health Housing, Educational & Cultural Facilities, Cedar West Housing
             Project, Series A, AMT (LOC).......................................................  4.650     1/2/08      394,741
                                                                                                                   ------------
                                                                                                                      2,917,137
                                                                                                                   ------------
            Pennsylvania -- 11.89%
    115,000 Allegheny County Pennsylvania Hospital Development Authority Revenue, ETM...........  6.750     7/1/05      120,228
    410,000 Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA).........  4.650    11/1/09      432,919
    260,000 Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA).........  5.000    11/1/23      253,986
     10,000 Allegheny County Pennsylvania Residential Finance Authority (GNMA)..................  6.500    11/1/14       10,232
    145,000 Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage,
             Series DD-2, AMT (GNMA)............................................................  4.950     5/1/09      151,302
  2,080,000 Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage,
             Series KK-2, AMT, SUB (GNMA).......................................................  4.300     5/1/33    2,081,934
     70,000 Allegheny County Pennsylvania, SFM (GNMA)...........................................  5.200     5/1/17       70,418

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                      Security                                                Maturity
  Amount                                       Description                                     Rate (%)   Date      Value
-----------                                    -----------                                     -------- -------- -----------
            Municipal Bonds (continued)
            Pennsylvania (continued)
$    55,000 Allentown Pennsylvania Area Hospital Authority, Sacred Heart Hospital of Allentown  6.200   11/15/03 $    54,563
    500,000 Baldwin Whitehall Pennsylvania School Authority, School Building Revenue, Partial
             Prerefunded 11/15/03 @ 100, Balance ETM..........................................  6.700   11/15/07     553,025
    475,000 Beaver County Pennsylvania Industrial Development Authority (GNMA)................  4.850    5/20/10     494,095
    290,000 Berks County Pennsylvania Municipal Authority Health Care.........................  5.000     3/1/28     270,196
    390,000 Berks County Pennsylvania Redevelopment Authority, Multi-Family Revenue (FNMA)....  5.150     1/1/19     384,041
     70,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  4.750   10/15/02      70,470
     70,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  4.850   10/15/03      71,919
     85,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  4.900   10/15/04      86,853
     60,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  5.000   10/15/06      60,845
    105,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  5.000   10/15/07     105,941
     10,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  5.100   10/15/08      10,060
     70,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  5.125   10/15/09      70,258
     95,000 Chester County Pennsylvania Health & Education Finance Authority, Immaculata
             College..........................................................................  5.300   10/15/11      95,167
    960,000 Clearfield Pennsylvania Hospital Authority Revenue, Clearfield Hospital Project...  6.875     6/1/16     977,711
    290,000 Cumberland County Pennsylvania Municipal Authority Revenue, Presbyterian Homes,
             Inc. Project.....................................................................  6.000    12/1/26     288,518
     50,000 Delaware County Pennsylvania Authority College Revenue, Eastern College...........  4.750    10/1/06      51,504
     80,000 Delaware County Pennsylvania Authority College Revenue, Eastern College...........  4.950    10/1/08      81,442
     50,000 Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B.  4.850    10/1/07      51,237
    840,000 Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B.  5.500    10/1/19     814,145
     40,000 Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project..........  5.625     4/1/09      40,145
    200,000 Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project..........  6.250     4/1/30     205,406
     30,000 Delaware County Pennsylvania Authority University Revenue, Villanova University,
             ETM..............................................................................  9.625     8/1/02      30,192
    330,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
             University Project, Series B.....................................................  5.750    3/15/13     336,230
    150,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
             University Project, Series A.....................................................  5.750    3/15/13     152,832
    200,000 Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon
             University Project...............................................................  5.200    7/15/16     198,958
     10,000 Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project.  5.750    3/15/12      10,308
    110,000 Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project.  5.850    3/15/17     110,832
     60,000 Falls Township Pennsylvania Hospital Authority, Hospital Revenue, Delaware Valley
             Medical (FHA)....................................................................  6.900     8/1/11      61,289
     70,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
             Hospital (AMBAC).................................................................  5.200    6/15/04      74,041
    350,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
             Hospital (AMBAC).................................................................  5.550    6/15/08     381,266
    370,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
             Hospital (AMBAC).................................................................  5.650    6/15/09     401,683

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                       Security                                                 Maturity
  Amount                                        Description                                      Rate (%)   Date      Value
-----------                                     -----------                                      -------- -------- ------------
            Municipal Bonds (continued)
            Pennsylvania (continued)
$ 1,000,000 Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown
             Hospital...........................................................................  5.750    6/15/15 $  1,073,199
     85,000 Greene County Pennsylvania Industrial Development Authority, Monongahela Power
             Co., Series B (MBIA)...............................................................  5.100     2/1/12       89,943
     50,000 Hazleton Pennsylvania Area School District, Series A (FGIC).........................  5.000     3/1/10       52,887
     40,000 Hazleton Pennsylvania Area School District, Series A (FGIC).........................  5.000     3/1/11       42,060
     25,000 Indiana County Pennsylvania Industrial Development Authority, Pollution Control
             Revenue (MBIA).....................................................................  6.000     6/1/06       27,845
  1,720,000 Laurel Highlands Schools Pennsylvania School District, Series B, GO (FSA)...........  5.000    11/1/26    1,684,516
    370,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY).......  5.250     7/1/04      389,973
    255,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY).......  5.300     7/1/05      271,226
    235,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY).......  5.500     7/1/12      250,865
    500,000 Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY).......  6.000     7/1/15      550,790
    275,000 Monroeville Pennsylvania Hospital Authority, East Suburban Health Center Project,
             Prerefunded 7/1/04 @ 100...........................................................  7.600     7/1/04      297,407
     35,000 Montgomery County Pennsylvania Industrial Development Authority Health Facilities
             Revenue............................................................................  6.400     6/1/03       35,367
     50,000 Montgomery County Pennsylvania, ETM.................................................  9.000    8/15/04       53,459
    380,000 Pennsylvania Housing Finance Agency, Bonds Convert to 5.25% on 10/1/08, Zero
             Coupon.............................................................................  0.000     4/1/30      243,075
     95,000 Pennsylvania Housing Finance Agency, Rental Housing (FNMA)..........................  5.150     7/1/03       97,137
  1,205,000 Pennsylvania Housing Finance Agency, Rental Housing (FNMA)..........................  6.500     7/1/23    1,232,919
    100,000 Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 58A, AMT........  5.000    10/1/04      103,710
    540,000 Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 65A, AMT........  4.600    10/1/08      561,346
    770,000 Pennsylvania State Finance Authority Revenue, Municipal Capital Improvement
             Program............................................................................  6.600    11/1/09      818,487
     50,000 Pennsylvania State Higher Education Facilities Authority Health Services Revenue
             (MBIA).............................................................................  5.400   11/15/07       54,649
    740,000 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue
             (MBIA).............................................................................  5.600   11/15/09      813,941
    540,000 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue
             (MBIA).............................................................................  5.700   11/15/11      601,489
    100,000 Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue,
             Allegheny Delaware Valley Obligation Group.........................................  5.600   11/15/09      107,695
    335,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset
             GTY)...............................................................................  5.000    11/1/08      350,078
    145,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset
             GTY)...............................................................................  4.550    11/1/09      150,300
    205,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset
             GTY)...............................................................................  4.650    11/1/10      211,414
    200,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset
             GTY)...............................................................................  4.900    11/1/12      206,450
    135,000 Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset
             GTY)...............................................................................  5.000    11/1/13      139,082
    350,000 Pennsylvania State Higher Educational Facilities, Health Services (MBIA)............  5.875   11/15/18      371,035
     40,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)  4.750    3/15/05       40,159
     70,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)  4.850    3/15/06       70,244
     80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)  5.100    3/15/09       80,310
     80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)  5.200    3/15/10       80,320
     80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)  5.250    3/15/11       80,347

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002


Principal                                          Security                                                   Maturity
 Amount                                           Description                                        Rate (%)   Date
 ------                                           -----------                                        -------- --------
           Municipal Bonds (continued)
           Pennsylvania (continued)
$   80,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).....  5.300    3/15/12
   500,000 Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).....  5.500    3/15/13
   180,000 Pennsylvania State Higher Educational Facilities, Ursinus College........................  5.100     1/1/03
    55,000 Pennsylvania State Higher Educational Facilities, Ursinus College........................  5.400     1/1/06
 1,000,000 Pennsylvania State, GO...................................................................  5.375     5/1/10
 1,000,000 Pennsylvania State, GO (FGIC)............................................................  5.375    5/15/15
    60,000 Philadelphia Pennsylvania Authority For Industrial Development, Development
            Reviews.................................................................................  5.000    8/15/09
   110,000 Philadelphia Pennsylvania Authority For Industrial Development (FHA).....................  4.750     2/1/08
   190,000 Philadelphia Pennsylvania Authority For Industrial Development, Jeanes Physicians'
            Office..................................................................................  9.375     7/1/10
    70,000 Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
            Project.................................................................................  5.000    8/15/10
    60,000 Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
            Project.................................................................................  5.100    8/15/11
 1,005,000 Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Friends Hospital
            (ACA)...................................................................................  6.200     5/1/11
   800,000 Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series
            A (FHA).................................................................................  5.375     1/1/28
   175,000 Philadelphia Pennsylvania Redevelopment Authority Housing Revenue, Multi-Family
            (FHA)...................................................................................  5.450     2/1/23
   840,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
            Revenue (GNMA)                                                                            5.350   12/20/26
   735,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
            Revenue (GNMA)..........................................................................  5.350   12/20/26
    25,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage Project
            (FGIC)..................................................................................  5.200     6/1/11
    40,000 Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C, AMT (GNMA/
            FNMA)...................................................................................  5.950    10/1/29
   290,000 Potter County Pennsylvania Hospital Authority Revenue (Asset GTY)........................  5.100     8/1/02
   205,000 Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........  4.800     7/1/02
   220,000 Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........  5.150     7/1/09
   540,000 Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........  5.500     7/1/18
    50,000 Rose Tree Media Pennsylvania School District (FGIC)......................................  4.400    2/15/11
    60,000 Scranton-Lackawanna Pennsylvania Health & Welfare........................................  6.625    4/15/07
   150,000 Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
            District B (Asset GTY)..................................................................  5.200     3/1/10
    10,000 Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
            District B (Asset GTY)..................................................................  5.300     3/1/11
    40,000 St. Mary Hospital Authority, Bucks County, ETM...........................................  6.625     7/1/04
   280,000 Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)......................  5.250     1/1/15
    80,000 York County Pennsylvania Industrial Authority, Personal Care Facilities Fox Ridge,
            Prerefunded 10/1/02 @ 100...............................................................  9.500    10/1/19
   230,000 York Pennsylvania Housing Corp., Revenue Mortgage, Series A..............................  6.875    11/1/09
    60,000 York Township Water & Sewer, ETM.........................................................  6.000     8/1/13



           Rhode Island -- 0.97%
 1,400,000 Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (Asset
            GTY)....................................................................................  5.750     7/1/10
    50,000 Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics
            Project, IRBA INSD, AMT.................................................................  5.900     8/1/03

                                        Security
                                       Description                                           Value
                                       -----------                                        ------------
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)..... $     80,458
Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY).....      530,235
Pennsylvania State Higher Educational Facilities, Ursinus College........................      182,911
Pennsylvania State Higher Educational Facilities, Ursinus College........................       58,335
Pennsylvania State, GO...................................................................    1,059,230
Pennsylvania State, GO (FGIC)............................................................    1,052,789
Philadelphia Pennsylvania Authority For Industrial Development, Development
 Reviews.................................................................................       59,811
Philadelphia Pennsylvania Authority For Industrial Development (FHA).....................      114,200
Philadelphia Pennsylvania Authority For Industrial Development, Jeanes Physicians'
 Office..................................................................................      191,193
Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
 Project.................................................................................       69,086
Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House
 Project.................................................................................       59,030
Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Friends Hospital
 (ACA)...................................................................................    1,047,943
Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series
 A (FHA).................................................................................      808,576
Philadelphia Pennsylvania Redevelopment Authority Housing Revenue, Multi-Family
 (FHA)...................................................................................      176,883
Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
 Revenue (GNMA)                                                                                830,945
Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage
 Revenue (GNMA)..........................................................................      727,077
Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage Project
 (FGIC)..................................................................................       26,051
Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C, AMT (GNMA/
 FNMA)...................................................................................       40,892
Potter County Pennsylvania Hospital Authority Revenue (Asset GTY)........................      290,777
Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........      205,000
Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........      203,317
Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic...........      464,227
Rose Tree Media Pennsylvania School District (FGIC)......................................       51,235
Scranton-Lackawanna Pennsylvania Health & Welfare........................................       65,323
Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
 District B (Asset GTY)..................................................................      158,174
Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital,
 District B (Asset GTY)..................................................................       10,561
St. Mary Hospital Authority, Bucks County, ETM...........................................       41,568
Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)......................      284,452
York County Pennsylvania Industrial Authority, Personal Care Facilities Fox Ridge,
 Prerefunded 10/1/02 @ 100...............................................................       81,572
York Pennsylvania Housing Corp., Revenue Mortgage, Series A..............................      231,893
York Township Water & Sewer, ETM.........................................................       65,765
                                                                                          ------------
                                                                                            30,219,424
                                                                                          ------------
Rhode Island -- 0.97%
Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (Asset
 GTY)....................................................................................    1,525,454
Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics
 Project, IRBA INSD, AMT.................................................................       50,344

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002


Principal                                        Security                                                 Maturity
 Amount                                         Description                                      Rate (%)   Date      Value
 ------                                         -----------                                      --------   ----      -----
           Municipal Bonds (continued)
           Rhode Island (continued)
$   95,000 Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics
            Project, IRBA INSD, AMT.............................................................  6.900     8/1/14 $     98,121
    40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  4.700     4/1/05       40,490
    40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  4.800     4/1/06       40,517
    50,000 Rhode Island State Industrial DevelopmentFacilities Corp., IRBA INSD, AMT............  4.900     4/1/07       50,568
    40,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.000     4/1/08       40,495
    50,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.100     4/1/09       50,669
    50,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.200     4/1/10       50,828
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.250     4/1/11       60,940
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.300     4/1/12       60,472
    60,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.350     4/1/13       60,011
    90,000 Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT...........  5.600     4/1/24       86,482
    80,000 Rhode Island State Industrial Development Facilities Revenue, AKL Flexo Tech USA
            Project, IRBA INSD, AMT.............................................................  5.500     4/1/19       77,660
   170,000 West Warwick Rhode Island, Series A (Asset GTY)......................................  7.300    7/15/08      181,786
                                                                                                                   ------------
                                                                                                                      2,474,837
                                                                                                                   ------------
           South Carolina -- 0.98%
   400,000 Myrtle Beach Convention Center, ETM..................................................  6.750     7/1/02      400,000
   500,000 South Carolina Jobs Economic Development Authority Revenue, AMT......................  5.050     6/1/08      518,120
   145,000 South Carolina Jobs Economic Development Authority, Westminster Presbyterian.........  5.125   11/15/08      144,590
   155,000 South Carolina State Educational Assistance, Student Loan, AMT.......................  5.800     9/1/04      163,045
   110,000 South Carolina State Housing Finance & Development...................................  5.500    12/1/05      116,757
   760,000 South Carolina State Housing Finance & Development, Mandatory Put 6/1/05 @ 100
            (FNMA)..............................................................................  5.700     6/1/25      790,264
   100,000 South Carolina State Housing Finance & Development (FHA).............................  6.050     7/1/27      101,219
   245,000 South Carolina State Housing Finance & Development Authority, Multi-Family Revenue,
            Mandatory Put 6/1/10 @ 100, AMT.....................................................  6.750     6/1/25      255,231
                                                                                                                   ------------
                                                                                                                      2,489,226
                                                                                                                   ------------
           South Dakota -- 0.10%
   245,000 South Dakota Housing Development Authority...........................................  7.000     4/1/12      250,922
                                                                                                                   ------------
           Tennessee -- 1.68%
   160,000 Greenville Tennessee Health & Educational Facilities, ETM............................  8.700    10/1/09      192,746
   485,000 Johnson City Tennessee Health & Education, ETM.......................................  7.000     7/1/11      557,212
   205,000 Knox County Tennessee Health, Education & Housing, Facilites Revenue Bond, St. Mary's
            Medical Center, ETM.................................................................  7.250     8/1/03      211,285
   200,000 Metro Government Nashville & Davidson County Tennessee (Asset GTY)...................  5.500     5/1/23      201,590
    65,000 Metro Government Nashville & Davidson County Tennessee, CI Homes, Inc. Project,
            Series A, Prerefunded 10/1/07 @ 105.................................................  9.000    10/1/07       82,117
   745,000 Metro Government Nashville & Davidson County Tennessee, Health and Education
            Facilities Board (Radian)...........................................................  5.100     8/1/16      755,311
   540,000 Metro Government Nashville & Davidson County Tennessee, Mandatory Put 2/1/06 @
            100 (FNMA)..........................................................................  5.200     2/1/21      566,104
   530,000 Metro Government Nashville & Davidson County Tennessee, Multi-Family Housing,
            Welch Bend Apartments, Mandatory Put 1/1/07 @ 100 (FNMA)............................  5.500     1/1/27      561,063
   610,000 Metro Government Nashville & Davidson County Tennessee, Series A-1, (GNMA)...........  7.250    6/20/36      684,237
   325,000 Shelby County Tennessee Health Education & Multi-Family Housing, Windsor
            Apartments (Asset GTY)..............................................................  6.500    10/1/07      333,002


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002


Principal                                       Security                                                 Maturity
 Amount                                        Description                                      Rate (%)   Date      Value
----------                                     -----------                                      -------- -------- ------------
           Municipal Bonds (continued)
           Tennessee (continued)
$  120,000 Shelby County Tennessee Health Education & Multi-Family Housing, Windsor
            Apartments (Asset GTY).............................................................  6.750    10/1/17 $    122,856
                                                                                                                  ------------
                                                                                                                     4,267,523
                                                                                                                  ------------
           Territory of American Samoa -- 0.13%
   300,000 Territory of American Samoa (ACA)...................................................  6.000     9/1/07      329,685
                                                                                                                  ------------
           Texas -- 7.28%
     5,000 Bexar County Texas Housing Finance Corp. Revenue, AMT (GNMA)........................  7.750     9/1/15        5,070
   225,000 Bexar County Texas Housing Finance Corp., Multi Family Housing Revenue, Perkin
            Square Project, Series A-1, (GMNA).................................................  6.550   12/20/34      244,964
 3,160,000 Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Stablewood
            Farms (GNMA).......................................................................  6.250    7/20/43    3,336,581
   450,000 Bexar County Texas Revenue Project (MBIA)...........................................  5.750    8/15/22      472,311
    30,000 Bryan Texas Higher Education Authority, Allen Academy...............................  6.500    12/1/06       30,765
   435,000 Bryan Texas Higher Education Authority, Allen Academy...............................  7.300    12/1/16      449,682
   225,195 Capital Area Housing Finance Corp., AMT.............................................  6.500    11/1/19      226,942
    10,000 Del Rio Texas (Asset GTY)...........................................................  7.500     4/1/03       10,423
    55,000 Del Rio Texas (Asset GTY)...........................................................  7.500     4/1/04       59,652
     5,000 Del Rio Texas (Asset GTY)...........................................................  7.500     4/1/08        5,906
    55,000 Del Rio Texas (Asset GTY)...........................................................  7.500     4/1/09       64,349
     5,000 Del Rio Texas (Asset GTY)...........................................................  6.500     4/1/10        5,545
     5,000 Del Rio Texas (Asset GTY)...........................................................  5.550     4/1/11        5,282
     5,000 Del Rio Texas (Asset GTY)...........................................................  5.650     4/1/13        5,256
     5,000 Del Rio Texas (Asset GTY)...........................................................  5.750     4/1/16        5,252
    65,000 Del Rio Texas (Asset GTY)...........................................................  5.750     4/1/17       67,948
    35,000 Denison Texas Hospital Authority Hospital Revenue, ETM..............................  7.125     7/1/08       39,304
   130,000 Edgewood Texas Independent School District..........................................  4.900    8/15/08      134,341
   130,000 Edgewood Texas Independent School District..........................................  5.000    8/15/09      133,344
   140,000 Edgewood Texas Independent School District..........................................  5.000    8/15/10      141,805
   160,000 Edgewood Texas Independent School District..........................................  5.250    8/15/13      161,791
   220,000 Gregg County Texas Housing Finance Corp. (AXA), Mandatory Put 3/1/06 @ 100..........  6.400     9/1/25      227,108
 2,100,000 Gulf Coast Waste Disposal Authority Texas Revenue, Multi-Modal, Champion
            International Corp., AMT...........................................................  6.875    12/1/28    2,167,515
   215,000 Gulf Coast Waste Disposal Authority Texas, Prerefunded 8/1/03 @ 100.................  6.500     2/1/06      224,383
    65,000 Harris County Texas Health Facilities Development Corp., Hospital Revenue, Memorial
            Hospital System Project, ETM, Prerefunded to various dates.........................  7.125     6/1/05       70,932
    70,000 Harris County Texas Housing Finance Corp., AMT (FSA)................................  5.700     6/1/06       73,208
   440,000 Harris County Texas Housing Finance Corp., Multi Family Housing Revenue,
            Copperwood Ranch Apartments, Series A, SUB, AMT (AMBAC)............................  4.850    12/1/12      448,659
   300,000 Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing,
            AMT (GNMA).........................................................................  7.400    9/20/35      340,995
    50,000 Houston Texas Apartment Systems Revenue, ETM........................................  7.600     7/1/10       59,462
   450,000 Houston Texas Housing Finance Corp., Single Family, Zero Coupon.....................  0.000     6/1/14      186,570
   100,000 Houston Texas Housing Finance Corp., Single Family..................................  8.000     6/1/14      103,600
   105,000 Houston Texas Sewer System Revenue, ETM.............................................  6.375    10/1/08      117,216
    65,000 McAllen Texas Development Corp. (FSA)...............................................  4.700    2/15/08       65,458
    65,000 McAllen Texas Development Corp. (FSA)...............................................  4.800    2/15/09       65,417
 1,000,000 Midland County, Texas Hospital District Revenue Bond (AMBAC)........................  5.375     6/1/16    1,028,440
   300,000 Northeast Hospital Authority Texas Revenue, ETM.....................................  8.000     7/1/08      340,294
    24,491 Odessa Texas Housing Finance Corp. Single Family (FNMA).............................  8.450    11/1/11       25,306

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                                       Security                                                 Maturity
 Amount                                        Description                                      Rate (%)   Date      Value
----------                                     -----------                                      -------- -------- ------------
           Municipal Bonds (continued)
           Texas (continued)
$   60,000 Panhandle Texas Regulation Housing Finance, AMT (GNMA)..............................  7.500     5/1/24 $     60,074
    10,000 Panhandle-Plains Texas Higher Education, Series D, AMT..............................  5.100     9/1/03       10,240
    10,000 Panhandle-Plains Texas Higher Education, Series D, AMT..............................  5.250     3/1/05       10,274
 1,000,000 Red River Authortity, Texas Pollution Control, (AMBAC)..............................  5.200     7/1/11    1,044,881
 1,255,000 Southeast Texas Housing Financal Corp., Zero Coupon.................................  0.000     9/1/17      555,388
    40,000 Tarrant County Texas Health Facilities Development Revenue, South Central Nursing
            Homes (FHA/MBIA)...................................................................  6.000     1/1/37       42,848
   660,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch
            Apartments LLC (GNMA)..............................................................  6.850    9/20/30      729,920
 1,290,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch
            Apartments LLC (GNMA)..............................................................  6.950    3/20/39    1,428,262
   680,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch
            Apartments LLC (GNMA)..............................................................  5.500    9/20/42      679,939
   490,000 Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Summit Project A,
            Mandatory Put 9/1/07 @ 100 (FNMA)..................................................  5.080     9/1/27      512,570
    40,000 Texarkana Texas Housing Finance Corp. Mortgage, Summer Hill, Series A (GNMA)........  5.550    1/20/07       42,061
 1,130,000 Texas State Afforable Housing, Multifamily Housing Revenue, American Housing
            Foundation, Series A, (MBIA).......................................................  4.050     9/1/07    1,154,250
   300,000 Texas State Department Housing & Community Affairs, Meadow Ridge Apartments
            Project, AMT (FNMA)................................................................  5.050     8/1/08      306,870
   255,000 Texas State Department Housing & Community Affairs, Volente Project, AMT (FNMA).....  5.000     7/1/08      267,087
   230,000 Travis County Texas Housing Finance Corp., Broadmoor Apartments Project, AMT (FSA)..  5.700     6/1/06      243,250
   245,000 Washington County Texas Health, Revenue Bond, Health Hospital, Nursing Home
            Improvements (ACA).................................................................  4.750     6/1/03      250,287
                                                                                                                  ------------
                                                                                                                    18,489,277
                                                                                                                  ------------
           Utah -- 1.05%
    40,000 Hildale Utah........................................................................  7.500   12/15/03       40,000
   120,000 Provo City Utah Housing Authority Multi-Family, Lookout Pointe Apartments (GNMA)....  6.000    7/20/08      130,966
 1,000,000 Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT.........  5.000     7/1/18      997,820
    95,000 Utah State Housing Finance Agency, Single Family Mortgage, A2 Class III, AMT........  5.050     7/1/12       96,260
    85,000 Utah State Housing Finance Agency, Single Family Mortgage, Series F1, Class I.......  5.500     7/1/16       87,432
   460,000 Utah State Housing Finance Agency, Single Family Mortgage, Mezz D2, AMT.............  5.400     7/1/20      464,513
   190,000 Utah State Housing Finance Agency, Single Family Mortgage, Series A2 Class II, AMT..  5.400     7/1/16      193,868
    85,000 Utah State Housing Finance Agency, Single Family Mortgage, Series A2, Class III, AMT  5.200     7/1/11       85,533
    95,000 Utah State Housing Finance Agency, Single Family Mortgage, Series B2, Class III, AMT  5.250     7/1/11       96,636
    60,000 Utah State Housing Finance Agency, Single Family Mortgage, Series Sub-D2, AMT.......  5.250     7/1/12       60,395
    75,000 Utah State Housing Finance Agency, Sub-Single Family Mortgage, Issue F1.............  5.850     7/1/07       79,293
   315,000 Weber County Utah Municipal Building Authority (Asset GTY)..........................  6.750   12/15/04      347,171
                                                                                                                  ------------
                                                                                                                     2,679,887
                                                                                                                  ------------
           Vermont -- 0.17%
    55,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project.  4.750     7/1/04       56,667
    95,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project.  5.000     7/1/06       98,617
    95,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project.  5.000     7/1/07       98,273
   175,000 Vermont Educational & Health Buildings Financing Agency, Norwich University Project.  5.750     7/1/13      181,061
                                                                                                                  ------------
                                                                                                                       434,618
                                                                                                                  ------------
           Virginia -- 0.62%
   610,000 Chesterfield County Virginia Industrial Development Authority (LOC).................  5.000     7/1/14      617,576
   165,000 Chesterfield County Virginia Industrial Development Authority (LOC).................  5.200     7/1/19      165,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002


Principal                                        Security                                                 Maturity
 Amount                                         Description                                      Rate (%)   Date      Value
----------                                      -----------                                      -------- -------- ------------
           Municipal Bonds (continued)
           Virginia (continued)
$  290,000 Newport News Virginia Industrial Development Authority (GNMA)........................  7.250     8/1/16 $    314,157
   230,000 Richmond Virginia Metro Authority Expressway Revenue, Partially Prerefunded, Balance
            ETM.................................................................................  7.000   10/15/13      271,964
   200,000 Virginia State Housing Development Authority, Multi-Family Housing, Series D.........  6.800    11/1/09      205,572
                                                                                                                   ------------
                                                                                                                      1,574,269
                                                                                                                   ------------
           Washington -- 2.82%
    75,000 Grays Harbor County Washington Public Utility, ETM...................................  5.375     1/1/06       79,100
 1,800,000 King County Washington Housing Authority Revenue, Vashon Community Center,
            Series A, SUB (GNMA)................................................................  5.000    9/20/42    2,007,144
    65,000 King County Washington Housing Authority, Multi-Family Mortgage......................  7.000     8/1/03       65,113
    15,000 King County Washington Housing Authority, Multi-Family Mortgage......................  7.000     8/1/03       15,026
   365,000 Seattle Washington Housing Authority (GNMA)..........................................  7.400   11/20/36      405,336
 1,500,000 Seattle Washington, Series A, GO, (MBIA-IBC).........................................  5.750    1/15/17    1,583,145
   135,000 Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Junior Lien A
            (Standby LOC).......................................................................  5.750     4/1/28      128,052
   245,000 Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Senior
            Lien A..............................................................................  5.625     4/1/28      228,458
   470,000 Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A,
            (GNMA)..............................................................................  6.350    8/20/39      519,435
 1,150,000 Washington State Housing Finance Community, AMT (LOC), Mandatory Put 7/1/08
            @100................................................................................  4.900     7/1/30    1,165,639
   590,000 Washington State Housing Financial Commonwealth, Bonds Convert 6/1/08 to 5.60%,
            AMT, Zero Coupon, (GNMA/FNMA).......................................................  0.000    12/1/20      406,805
   135,000 Washington State Housing Revenue, Crista Ministries Project (LOC)....................  5.100     7/1/10      137,314
   240,000 Washington State Housing Revenue, Presbyterian Ministries (ACA)......................  5.100     1/1/14      240,355
   200,000 Washington State Housing Revenue, Presbyterian Ministries (ACA)......................  5.300     1/1/19      193,344
                                                                                                                   ------------
                                                                                                                      7,174,266
                                                                                                                   ------------
           West Virginia -- 0.84%
    55,000 Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp.
            Project (Standby LOC)...............................................................  5.550     9/1/08       56,829
    55,000 Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp.
            Project (Standby LOC)...............................................................  5.700     9/1/09       56,819
   695,000 Harrison County West Virginia, Series B, (AMBAC) Zero Coupon.........................  0.000   10/20/10      385,836
 1,220,000 Kanawha County West Virginia Building Community Revenue, Charleston Area Medical
            Center Project, ETM.................................................................  6.600    12/1/08    1,348,698
   350,000 Marshall County West Virginia Mortgage Revenue Capital Appreciation, Zero Coupon
            (MBIA)..............................................................................  0.000     5/1/14      141,855
   131,000 West Virginia State Board Regents Revenue, Series A, ETM.............................  5.900     4/1/04      136,928
                                                                                                                   ------------
                                                                                                                      2,126,965
                                                                                                                   ------------
           Wisconsin -- 1.85%
    65,000 Oshkosh Wisconsin Hospital Facility Revenue, Mercy Medical Center, Prerefunded 7/1/07
            @ 100...............................................................................  7.375     7/1/07       73,437
     5,000 Pewaukee Wisconsin Industrial Development Revenue, Lake Country Development
            Project, AMT (LOC)..................................................................  5.800     6/1/04        5,182
     5,000 Pewaukee Wisconsin Industrial Development Revenue, Lake Country Development
            Project, AMT (LOC)..................................................................  5.900     6/1/05        5,231
    10,000 Pewaukee Wisconsin Industrial Development Revenue, Lake Country Development
            Project, AMT (LOC)..................................................................  6.000     6/1/06       10,446
   295,000 Shell Lake Wisconsin Nursing Home Revenue, Terraceview Living (GNMA).................  5.300    9/20/18      296,531

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Shares or
Principal                                        Security                                                 Maturity
 Amount                                         Description                                      Rate (%)   Date      Value
----------                                      -----------                                      -------- -------- ------------
           Municipal Bonds (continued)
           Wisconsin (continued)
$   65,000 Whitewater Wisconsin Waterworks Systems Mortgage Revenue.............................  7.500    7/1/16  $     76,174
    95,000 Wisconsin Housing and Economic Development Authority, Series B, AMT..................  4.950    9/1/09        99,004
 3,000,000 Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital, (FHA).....  5.600   7/15/22     3,040,769
   285,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA)..............................................................................  5.100   8/15/07       308,464
   170,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA)..............................................................................  5.200   8/15/08       183,685
   295,000 Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A
            (MBIA)..............................................................................  5.300   8/15/09       317,761
     5,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)  5.250    2/1/04         5,221
     5,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)  5.400    2/1/05         5,310
   135,000 Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)  5.750    2/1/12       141,737
   135,000 Wisconsin State Health & Educational Facilities. Viterbo College Income Project (LOC)  6.000    2/1/17       139,563
                                                                                                                   ------------
                                                                                                                      4,708,515
                                                                                                                   ------------
           Wyoming -- 0.45%
   225,000 Cheyenne Wyoming Federal Mineral Reality Revenue, Second Lien........................  6.200    6/1/09       232,098
    80,000 Teton County Wyoming Hospital District, Hospital Refunding & Imports (ACA)...........  5.000   12/1/03        82,845
   150,000 Teton County Wyoming, Teton County School District No 1 Project (MBIA)...............  5.000    6/1/05       158,094
    55,000 Wyoming Community Development Authority Housing Revenue, Series 5, AMT...............  5.700   12/1/07        58,735
   580,000 Wyoming Community Development Authority, Multi-Family Revenue, Aspen Court
            Apartments, Mandatory Put 12/1/08 @ 100, AMT (LOC)..................................  4.750   12/1/30       590,202
    10,000 Wyoming Community Development Authority, Single Family Mortgage, Series B, AMT.......  8.125    6/1/21        10,051
                                                                                                                   ------------
                                                                                                                      1,132,025
                                                                                                                   ------------
           Total Municipal Bonds (cost $236,009,510)............................................                    243,784,989
                                                                                                                   ------------
           Money Market Mutual Funds -- 3.49%
 8,853,618 BlackRock Provident Institutional Muni Cash Fund.....................................                      8,853,618
                                                                                                                   ------------
           Total Money Market Mutual Funds (cost $8,853,618)....................................                      8,853,618
                                                                                                                   ------------
           Total Investments (cost $244,863,128) (a) -- 99.45%..................................                    252,638,607
           Other assets in excess of liabilities -- 0.55%.......................................                      1,393,233
                                                                                                                   ------------
           Net Assets -- 100.00%................................................................                   $254,031,840

                                                                                                                   ============

--------
(a) Cost for federal income tax purposes is $244,435,408. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                    Unrealized appreciation.... $8,601,017
                    Unrealized depreciation....   (397,818)
                                                ----------
                    Net unrealized appreciation $8,203,199
                                                ==========

   ACA -- American Capital Access
   AMT -- Alternative Minimum Tax
   AMBAC -- AMBAC Indemnity Corp.
   AXA -- AXA Reinsurance UK
   ETM -- Escrowed to Maturity
   FGIC -- Financial Guaranty Insurance Co.
   FHA -- Federal Housing Administration
   FHLMC -- Federal Home Loam Mortgage Corp.
   FNMA -- Federal National Mortgage Association
   GNMA -- Government National Mortgage Association
   GO -- Government Obligation

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

   GTY -- Guaranteed
   IRBA -- Industrial Reconstruction Building Authority
   ISND -- Insured
   LOC -- Letter of Credit
   MBIA -- Municipal Bond Insurance Association
   SUB -- Step-up Bond. Rate shown is the effective yield as of June 30, 2002.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                              Security                                        Maturity
 Amount                               Description                             Rate (%)   Date       Value
--------                              -----------                             -------- -------- -------------
          BlackRock Advisors, Inc. -- 37.88%
          Asset Backed Securities -- 1.32%
$450,000  Bank One Issuance Trust, Series 2002-A2, Class A2..................  4.160    1/15/08 $     454,317
 425,000  Citibank Credit Card Issuance Trust, Series 2002-A2, Class A2......  1.930    2/15/07       424,910
 400,000  Citibank Credit Card Issuance Trust, Series 2002-A3, Class A3......  4.400    5/15/07       406,063
 475,000  Citibank Credit Card Master Trust I, Series 1998-9, Class A........  5.300     1/9/06       492,186
 530,000  Nissan Auto Receivables Owner Trust, Series 2002-B, Class A3.......  3.990   12/15/05       538,848
                                                                                                -------------
                                                                                                    2,316,324
                                                                                                -------------
          Collateralized Mortgage Obligations -- 0.51%
 220,000  Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2  7.198   11/15/09       241,917
 335,000  LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A2.........  6.510   12/15/26       356,020
 275,000  Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2.  6.592   10/18/10       292,804
                                                                                                -------------
                                                                                                      890,741
                                                                                                -------------
          Corporate Bonds -- 7.19%
 155,000  Amerada Hess Corp..................................................  7.875    10/1/29       169,364
  75,000  Amerada Hess Corp..................................................  7.125    3/15/33        74,478
  25,000  Anadarko Finance Co., Series B.....................................  7.500     5/1/31        26,666
  95,000  Anadarko Petro.....................................................  5.375     3/1/07        96,300
  80,000  AOL Time Warner, Inc...............................................  5.625     5/1/05        78,497
  70,000  AOL Time Warner, Inc...............................................  6.150     5/1/07        66,868
 330,000  AOL Time Warner, Inc...............................................  7.625    4/15/31       288,951
  50,000  AT&T Corp.*........................................................  8.000   11/15/31        39,250
 210,000  AT&T Corp.*........................................................  7.300   11/15/11       174,300
 135,000  Bank One Corp......................................................  6.500     2/1/06       143,250
 105,000  Bear Stearns Co., Inc..............................................  6.500     5/1/06       110,794
  50,000  Burlington North Santa Fe..........................................  5.900     7/1/12        49,331
 100,000  Citigroup, Inc.....................................................  6.750    12/1/05       107,501
 100,000  Citigroup, Inc.....................................................  5.750    5/10/06       104,000
  75,000  Citigroup, Inc.....................................................  5.000     3/6/07        75,623
 160,000  Citigroup, Inc.....................................................  7.250    10/1/10       174,159
  75,000  Citigroup, Inc.....................................................  6.625    6/15/32        72,509
  40,000  Citizens Communications Co.........................................  7.625    8/15/08        36,551
  15,000  Citizens Communications Co.........................................  9.000    8/15/31        12,535
 280,000  Comcast Cable Communications.......................................  6.375    1/30/06       271,185
  10,000  Comcast Cable Communications.......................................  6.750    1/30/11         8,932
  50,000  Conoco Funding Co..................................................  6.350   10/15/11        51,838
 150,000  Conoco, Inc........................................................  6.950    4/15/29       153,297
  60,000  Consumers Energy Co................................................  6.000    3/15/05        54,780
  15,000  Credit Suisse First Boston USA, Inc................................  5.750    4/15/07        15,346
  95,000  Daimler Chrysler AG................................................  7.450     3/1/27        93,512
 140,000  Detroit Edison Co..................................................  6.125    10/1/10       139,537
 130,000  Devon Energy Corp..................................................  7.950    4/15/32       139,839
 250,000  Dominion Resources, Inc............................................  6.000    1/31/03       253,800
  30,000  EL Paso Corp.*.....................................................  7.875    6/15/12        30,203
 110,000  EL Paso Corp., Series MTN..........................................  7.750    1/15/32       102,007
  55,000  EL Paso Natural Gas................................................  7.500   11/15/26        51,396
  55,000  EL Paso Natural Gas*...............................................  8.375    6/15/32        56,564
 150,000  EOP Operating LP...................................................  7.000    7/15/11       157,580
  60,000  Exelon Corp........................................................  6.750     5/1/11        62,646
 865,000  Fannie Mae.........................................................  5.500    2/15/06       908,153
 145,000  First Energy Corp., Series C.......................................  7.375   11/15/31       137,596
 125,000  First Union Corp...................................................  6.875    9/15/05       134,204

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                       Security                                 Maturity
 Amount                        Description                      Rate (%)   Date       Value
 ------                        -----------                      -------- -------- -------------
          BlackRock Advisors, Inc. (continued)
          Corporate Bonds (continued)
$545,000  Ford Motor Credit Co.................................  6.875     2/1/06 $     557,571
 100,000  Ford Motor Credit Co.................................  7.375   10/28/09       103,520
 750,000  Freddie Mac..........................................  7.000    3/15/10       839,298
 180,000  General Electric Capital Corp., Series MTNA..........  5.350    3/30/06       184,782
 425,000  General Electric Capital Corp., Series MTNA..........  5.000    6/15/07       428,227
 150,000  General Electric Capital Corp., Series MTNA..........  6.125    2/22/11       152,869
 110,000  General Electric Capital Corp., Series MTNA..........  6.750    3/15/32       108,050
  70,000  General Mills, Inc...................................  5.125    2/15/07        69,954
 115,000  General Mills, Inc...................................  6.000    2/15/12       113,917
 385,000  General Motors Acceptance Corp.......................  6.750    1/15/06       399,711
 130,000  General Motors Acceptance Corp.......................  7.750    1/19/10       137,552
  70,000  General Motors Acceptance Corp.......................  7.250     3/2/11        71,583
 135,000  General Motors Acceptance Corp.......................  6.875    9/15/11       134,030
  75,000  Honeywell International..............................  7.500     3/1/10        83,397
 115,000  International Finance Corp., Series DTC..............  7.125     4/6/05       125,342
  40,000  JP Morgan Chase & Co.................................  5.350     3/1/07        40,496
 280,000  JP Morgan Chase & Co.................................  5.250    5/30/07       281,621
 135,000  Kellogg Co., Series B................................  6.000     4/1/06       141,087
  50,000  Kellogg Co., Series B................................  6.600     4/1/11        52,428
 350,000  KFW International Finance, Inc., Series DTC..........  5.250    6/28/06       360,895
 150,000  Kraft Foods, Inc.....................................  5.250     6/1/07       152,125
 110,000  Kraft Foods, Inc.....................................  5.625    11/1/11       109,008
 155,000  Lehman Brothers Holdings.............................  6.250    5/15/06       161,386
  75,000  Lockheed Martin Corp.................................  8.200    12/1/09        86,804
 170,000  Lockheed Martin Corp.................................  7.200     5/1/36       185,791
  85,000  Marsh & McLennan Cos., Inc.*.........................  6.250    3/15/12        88,182
  90,000  Metlife, Inc.........................................  6.125    12/1/11        91,831
  90,000  Northrop Grumman Corp................................  7.125    2/15/11        95,855
 140,000  Occidental Petroleum Corp............................  6.750    1/15/12       147,165
  30,000  Oncor Electric Delivery*.............................  6.375     5/1/12        30,824
  60,000  Phillips Petroleum Co................................  7.000    3/30/29        62,522
  90,000  Progress Energy, Inc.................................  6.750     3/1/06        94,557
 200,000  Progress Energy, Inc.................................  7.100     3/1/11       211,283
  15,000  Progress Energy, Inc.................................  7.750     3/1/31        16,088
 260,000  Qwest Capital Funding................................  7.000     8/3/09       144,300
  75,000  Resolution Funding Corp., Zero Coupon................  0.000    7/15/18        27,819
  75,000  Resolution Funding Corp., Zero Coupon................  0.000   10/15/18        27,335
  60,000  Sears Roebuck Acceptance Corp........................  7.000     2/1/11        62,497
  45,000  Sears Roebuck Acceptance Corp........................  7.000     6/1/32        43,107
  50,000  Time Warner, Inc.....................................  6.875    6/15/18        42,990
  20,000  Time Warner, Inc.....................................  6.950    1/15/28        16,312
 458,000  Targeted Return Index Securities Trust, Series 5-2002  5.887    1/25/07       464,733
 100,000  Unilever Capital Corp................................  7.125    11/1/10       110,204
  90,000  Union Oil Company of California......................  7.500    2/15/29        95,357
  90,000  United Technologies Corp.............................  7.125   11/15/10        98,833
  20,000  Verizon Global Funding Corp..........................  6.125    6/15/07        19,903
  25,000  Verizon Global Funding Corp..........................  7.750    6/15/32        24,045
 310,000  Verizon Pennsylvania, Series A.......................  5.650   11/15/11       285,065
 120,000  Viacom, Inc..........................................  7.700    7/30/10       131,212
  50,000  Wellpoint Health Network.............................  6.375    1/15/12        51,785
 100,000  Weyerhaeuser Co.*....................................  6.125    3/15/07       102,917

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                  Security                            Maturity
 Amount                   Description                 Rate (%)   Date       Value
 ------                   -----------                 -------- -------- -------------
           BlackRock Advisors, Inc. (continued)
           Corporate Bonds (continued)
$  140,000 Weyerhaeuser Co.*.........................  5.950    11/1/08 $     141,625
    25,000 Weyerhaeuser Co.*.........................  7.375    3/15/32        25,375
   210,000 Worldcom, Inc.............................  6.400    8/15/05        31,500
    20,000 Worldcom, Inc.............................  8.000    5/15/06         3,000
    35,000 Worldcom, Inc.............................  7.500    5/15/11         5,250
    80,000 Worldcom, Inc.............................  8.250    5/15/31        12,000
                                                                        -------------
                                                                           12,610,257
                                                                        -------------
           Foreign Bonds -- 0.76%
   110,000 Barclays Bank PLC.........................  8.550    9/15/49       126,607
   300,000 European Investment Bank, Series DTC......  5.625    1/24/06       312,837
    30,000 Tyco International Group SA, Yankee.......  6.375    6/15/05        24,581
    22,000 Tyco International Group SA, Yankee.......  6.375    2/15/06        17,812
   120,000 Tyco International Group SA, Yankee.......  6.125    11/1/08        92,320
    30,000 Tyco International Group SA, Yankee.......  6.750    2/15/11        23,297
   170,000 Tyco International Group SA, Yankee.......  6.375   10/15/11       130,137
   180,000 United Mexican States.....................  8.375    1/14/11       186,750
   260,000 United Mexican States.....................  8.125   12/30/19       253,240
   160,000 Vodafone Group PLC........................  7.750    2/15/10       170,122
                                                                        -------------
                                                                            1,337,703
                                                                        -------------
           U.S. Government Agency Mortgages -- 20.92%
   154,488 Fannie Mae, Gold Pool #E01007.............  6.000     8/1/16       157,907
   400,000 Fannie Mae, Gold Pool #E88750.............  6.000     3/1/17       408,650
   139,058 Fannie Mae, Gold Pool #E89400.............  6.000     4/1/17       142,065
   701,155 Fannie Mae, Gold Pool #E89976.............  6.000     6/1/17       716,318
   599,941 Fannie Mae, Gold Pool #E90174.............  5.500     6/1/17       601,553
 1,914,535 Fannie Mae, Pool #254235..................  6.000     2/1/17     1,955,690
   465,978 Fannie Mae, Pool #323354..................  6.000    11/1/28       468,845
   272,504 Fannie Mae, Pool #323784..................  5.985     5/1/09       284,139
     1,569 Fannie Mae, Pool #545568..................  6.000     4/1/32         1,567
   151,331 Fannie Mae, Pool #560534..................  7.000    11/1/30       156,899
    91,051 Fannie Mae, Pool #593298..................  5.500     2/1/17        91,222
   495,519 Fannie Mae, Pool #597373..................  6.000     9/1/16       506,171
   698,197 Fannie Mae, Pool #598423..................  6.000     1/1/17       713,206
    48,600 Fannie Mae, Pool #606565..................  7.000    10/1/31        50,388
   475,976 Fannie Mae, Pool #610995..................  5.500    11/1/16       477,075
   639,833 Fannie Mae, Pool #611008..................  5.500    12/1/16       641,311
   199,981 Fannie Mae, Pool #616076..................  6.000    11/1/16       204,280
   665,654 Fannie Mae, Pool #618032..................  5.500     3/1/17       666,902
 1,914,404 Fannie Mae, Pool #624270..................  6.000     1/1/17     1,955,557
   675,576 Fannie Mae, Pool #624295..................  5.500     2/1/17       677,136
   509,008 Fannie Mae, Pool #630937..................  5.500     2/1/17       509,962
   704,420 Fannie Mae, Pool #631501..................  5.500     2/1/17       706,046
   131,299 Fannie Mae, Pool #631521..................  5.500     2/1/17       131,545
   332,474 Fannie Mae, Pool #631842..................  5.500     2/1/17       333,098
    59,653 Fannie Mae, Pool #636915..................  6.000     3/1/17        60,913
   781,786 Fannie Mae, Pool #636932..................  6.000     5/1/17       798,301
   154,093 Fannie Mae, Pool #642694..................  6.000     5/1/17       157,348
    99,991 Fannie Mae, Pool #648448..................  6.000     6/1/32        99,854
 5,800,000 Fannie Mae, TBA...........................  6.500    7/15/32     5,921,561
 1,400,000 Fannie Mae, TBA...........................  6.500    7/15/32     1,449,437

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                            Security                                     Maturity
  Amount                             Description                          Rate (%)   Date       Value
  ------                             -----------                          -------- -------- -------------
            BlackRock Advisors, Inc. (continued)
            U.S. Government Agency Mortgages (continued)
$15,300,000 Federal Home Loan Bank, DN...................................   1.914    7/1/02 $  15,299,999
    370,769 Government National Mortgage Association, Pool #780914.......   6.000  11/15/28       372,984
                                                                                            -------------
                                                                                               36,717,929
                                                                                            -------------
            U.S. Government Agency Securities -- 0.80%
    494,836 Student Loan Marketing Assoc., Series 1998-1, Class A1.......   2.491   1/25/07       495,416
    468,813 Student Loan Marketing Assoc., Series 2000-2, Class A1L......   2.020   7/25/08       469,104
    438,912 Student Loan Marketing Assoc., Series 2001-3, Class A1L......   1.980   4/25/10       438,775
                                                                                            -------------
                                                                                                1,403,295
                                                                                            -------------
            U.S. Treasury Bonds -- 5.15%
    740,000 U.S. Treasury Bonds..........................................  10.375  11/15/12       951,102
    600,000 U.S. Treasury Bonds..........................................   9.250   2/15/16       824,550
    860,000 U.S. Treasury Bonds..........................................   8.125   8/15/19     1,101,565
  2,125,000 U.S. Treasury Bonds..........................................   8.500   2/15/20     2,815,942
  1,835,000 U.S. Treasury Bonds..........................................   8.000  11/15/21     2,347,079
  1,010,000 U.S. Treasury Bonds..........................................   5.375   2/15/31       989,011
                                                                                            -------------
                                                                                                9,029,249
                                                                                            -------------
            U.S. Treasury Notes -- 0.73%
    630,000 U.S. Treasury Notes..........................................   3.375   4/30/04       636,647
    640,000 U.S. Treasury Notes..........................................   4.875   2/15/12       642,400
                                                                                            -------------
                                                                                                1,279,047
                                                                                            -------------
            U.S. Treasury Strips -- 0.50%
    475,000 U.S. Treasury Strips.........................................   0.000   5/15/17       201,205
  2,135,000 U.S. Treasury Strips.........................................   0.000  11/15/21       675,425
                                                                                            -------------
                                                                                                  876,630
                                                                                            -------------
            Total BlackRock Advisors, Inc. (cost $66,471,567)............                      66,461,175
                                                                                            -------------
            Morgan Stanley Investments, LP -- 89.27%
            Asset Backed Securities -- 7.70%
     55,000 Abitibi-Consolidated Inc.....................................   8.850    8/1/30        53,769
    600,000 BMW Vehicle Owner Trust......................................   2.830  12/25/04       603,430
    745,000 Capital Auto Receivables Asset Trust.........................   2.890   4/15/04       749,016
    777,342 Centex Home Equity, Series 2002-A, Class A1..................   2.910  12/25/16       778,689
    580,000 Chase Manhattan Auto Owners Trust............................   2.630  10/15/04       582,055
    900,000 Chase Manhattan Auto Owners Trust, Series 2002-B, Class A2...   2.700   1/18/05       901,779
  1,500,000 Citibank Credit Card Issuance Trust, Series 2000-A3, Class A3   6.875  11/15/09     1,647,183
    880,000 Daimler Chrysler Auto Trust..................................   6.110   11/8/04       907,494
    910,000 Daimler Chrysler Auto Trust..................................   2.900   12/6/04       915,435
    600,000 Daimler Chrysler Auto Trust..................................   7.230    1/6/05       627,286
    262,704 Daimler Chrysler Auto Trust, Series 2000-E, Class A2.........   6.210   12/8/03       264,989
    825,000 Ford Credit Auto Owner Trust.................................   2.970   6/15/04       829,888
    151,687 Ford Credit Auto Owner Trust, Series 2001-A, Class A3*.......   5.350   7/15/03       152,218
    470,000 General Electric Capital Corp................................   6.750   3/15/32       461,668
    800,000 Honda Auto Receivables Owner Trust...........................   2.910   9/15/04       804,861
     90,000 MBNA America Bank, Series BKNT...............................   7.750   9/15/05        97,480
    460,000 MBNA Master Credit Card Trust, Series 1999-B, Class A........   5.900   8/15/11       481,490
    695,000 MBNA Master Credit Card Trust, Series 2000-E, Class A........   7.800  10/15/12       809,504
    110,000 MeadWestvaco Corp............................................   6.850    4/1/12       115,485
    681,183 Nissan Auto Receivables Owner Trust, Series 2000-C, Class A3.   6.720   8/16/04       696,479

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                             Security                                       Maturity
 Amount                              Description                            Rate (%)   Date       Value
 ------                              -----------                            -------- -------- -------------
          Morgan Stanley Investments, LP (continued)
          Asset Backed Securities (continued)
$175,000  Sprint Capital Corp.*............................................   8.375   3/15/12 $     144,980
 884,931  Toyota Auto Receivables Owner Trust, Series 2001-C, Class A2.....   3.770   7/15/04       890,519
                                                                                              -------------
                                                                                                 13,515,697
                                                                                              -------------
          Collateralized Mortgage Obligations -- 0.57%
     902  Kidder Peabody Mortgage Assets Trust, Series B, Class A2.........   9.500   4/22/18           174
 470,220  LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A1.......   7.950   7/15/09       517,915
 486,526  Lehman ABS Manufactured Housing Contract, Series 2001-B, Class A1   3.010   3/15/10       488,611
                                                                                              -------------
                                                                                                  1,006,700
                                                                                              -------------
          Corporate Bonds -- 15.79%
  60,000  Abitibi Consolidated Inc.........................................   8.550    8/1/10        62,628
 335,000  Aetna, Inc.......................................................   7.875    3/1/11       352,861
 240,000  AIG SunAmerica Global Finance....................................   6.900   3/15/32       249,157
 115,000  Alltel Corp......................................................   7.000    7/1/12       114,828
 365,000  Anthem Insurance*................................................   9.000    4/1/27       411,745
 315,000  AOL Time Warner, Inc.............................................   7.625   4/15/31       275,817
  60,000  Arvinmeritor, Inc................................................   6.625   6/15/07        59,917
 235,000  Arvinmeritor, Inc................................................   8.750    3/1/12       251,887
  90,000  AT&T Corp.*......................................................   7.300  11/15/11        74,700
 290,000  AT&T Corp.*......................................................   8.000  11/15/31       227,650
 370,000  AT&T Wireless Services, Inc......................................   8.750    3/1/31       285,748
 295,000  Calpine Corp.....................................................   8.500   2/15/11       197,650
 215,000  Centex Corp......................................................   7.875    2/1/11       233,894
 340,000  Charter Communication Holdings, SUB*.............................  11.750   5/15/11       119,000
 360,000  Chase Manhattan Corp.............................................   6.000   2/15/09       365,892
 235,000  Cigna Corp.......................................................   6.375  10/15/11       242,512
 180,000  CIT Group Inc....................................................   7.750    4/2/12       177,197
 155,000  Citigroup, Inc...................................................   6.000   2/21/12       156,102
 295,000  Clear Channel Communications.....................................   7.650   9/15/10       301,603
 220,000  Conoco, Inc......................................................   6.950   4/15/29       224,835
 160,000  Consolidated Natural Gas, Series C...............................   6.250   11/1/11       160,431
 270,375  Continental Airlines, Series 981A................................   6.648   9/15/17       265,416
 410,000  Corning, Inc., Zero Coupon.......................................   0.000   11/8/15       205,000
 145,000  CSC Holdings, Inc................................................   7.875  12/15/07       121,395
  60,000  CSC Holdings, Inc................................................   7.250   7/15/08        48,491
 330,000  Daimler Chrysler North American Holding..........................   8.000   6/15/10       358,661
 280,000  Dana Corp........................................................   9.000   8/15/11       275,800
 205,000  Delphi Auto Systems Corp.........................................   7.125    5/1/29       202,676
  25,000  El Paso Corp.....................................................   7.000   5/15/11        23,926
 130,000  El Paso Corp. *..................................................   7.875   6/15/12       130,880
 155,000  EOP Operating LP.................................................   6.763   6/15/07       161,820
 175,000  EOP Operating LP.................................................   7.500   4/19/29       172,194
 300,000  Equitable Cos., Inc..............................................   6.500    4/1/08       317,177
  80,000  Equitable Cos., Inc..............................................   7.000    4/1/28        81,236
 550,000  Fannie Mae.......................................................   6.625  11/15/30       580,689
 495,000  Farmers Insurance Exchange*......................................   8.625    5/1/24       438,073
 305,000  Federated Department Stores......................................   6.900    4/1/29       294,512
 885,000  Ford Motor Co....................................................   6.625   10/1/28       746,258
  70,000  Ford Motor Credit Co.............................................   7.250  10/25/11        70,336
  70,000  Fred Meyer, Inc..................................................   7.450    3/1/08        76,964
 280,000  General Motors Acceptance Corp...................................   6.875   9/15/11       277,989

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                 Security                            Maturity
 Amount                  Description                 Rate (%)   Date       Value
 ------                  -----------                 -------- -------- -------------
          Morgan Stanley Investments, LP (continued)
          Corporate Bonds (continued)
$320,000  General Motors Acceptance Corp............   8.000   11/1/31 $     327,280
 335,000  Golden State Holdings.....................   7.125    8/1/05       357,775
 530,000  GTE Corp..................................   6.940   4/15/28       473,183
 250,000  Harrah's Operating Co., Inc.*.............   8.000    2/1/11       270,416
 380,000  Hartford Life.............................   7.375    3/1/31       404,847
 280,000  HCA-The Healthcare Co.....................   7.190  11/15/15       285,023
  55,000  HCA-The Healthcare Co., Series MTN........   8.700   2/10/10        61,963
 145,000  HCA-The Healthcare Co., Series MTN........   9.000  12/15/14       169,898
 320,000  Health Net, Inc...........................   8.375   4/15/11       355,776
 145,000  Healthsouth Corp..........................   7.625    6/1/12       143,640
 250,000  Hertz Corp................................   7.625    6/1/12       246,480
   2,150  Home Ownership Funding, SUB*..............  13.330  12/31/49     1,379,891
 390,000  Honeywell International...................   6.125   11/1/11       398,995
 620,000  Household Finance Corp....................   5.875    2/1/09       595,663
 155,000  Hyatt Equities LLC........................   6.875   6/15/07       155,669
 250,000  Jet Equipment Trust, Series 1995-C*.......  10.690   11/1/13       112,500
 715,000  John Hancock*.............................   7.375   2/15/24       744,566
  60,000  JP Morgan Chase & Co......................   5.350    3/1/07        60,744
  90,000  JP Morgan Chase & Co......................   6.625   3/15/12        92,557
 100,000  Kennametal, Inc...........................   7.200   6/15/12        99,987
 345,000  Kroger Co.................................   8.000   9/15/29       379,887
 535,000  Lenfest Communications....................   7.625   2/15/08       550,872
 225,000  Lockheed Martin Corp......................   7.750    5/1/26       249,157
 430,000  Lowe's Companies, Inc.....................   6.500   3/15/29       413,135
 290,000  MBNA America Bank, Series BKNT............   6.500   6/20/06       300,273
 250,000  Metropolitan Life Insurance Co.*..........   7.450   11/1/23       254,803
 430,000  Metropolitan Life Insurance Co.*..........   7.800   11/1/25       464,002
 435,000  Mirant Americas General LLC*..............   7.200   10/1/08       343,650
  75,000  Mohawk Industries, Inc....................   7.200   4/15/12        79,635
 495,000  Nationwide Mutual Insurance*..............   7.500   2/15/24       470,167
 250,000  New England Mutual*.......................   7.875   2/15/24       262,124
 170,000  News America Holdings.....................   8.875   4/26/23       180,099
 130,000  News America Holdings.....................   7.750    2/1/24       123,235
 405,000  News America, Inc.........................   7.280   6/30/28       360,454
 265,000  Nextel Communications, SUB................  10.650   9/15/07       144,425
 185,000  NiSource Finance Corp.....................   7.875  11/15/10       191,198
 140,000  Pemex Project Funding Master Trust........   9.125  10/13/10       147,000
 250,000  Prime Property Funding II*................   6.800   8/15/02       251,044
 320,000  Prime Property Funding II*................   7.000   8/15/04       333,043
 355,000  Prudential Holdings LLC*..................   8.695  12/18/23       385,186
 690,000  Prudential Holdings LLC, Series FSA.......   7.245  12/18/23       725,128
 115,000  PSEG Energy Holdings......................   8.625   2/15/08       110,374
 315,000  PSEG Energy Holdings*.....................   9.125   2/10/04       320,545
 270,000  Pulte Homes, Inc.*........................   7.875    8/1/11       284,357
 440,000  Raytheon Co.*.............................   8.300    3/1/10       501,496
 270,000  Simon Property Group LP...................   6.375  11/15/07       277,018
  60,000  Starwood Hotels...........................   7.375    5/1/07        59,025
 140,000  Starwood Hotels & Resorts.................   7.875    5/1/12       137,200
 340,000  Sun Microsystems, Inc.....................   7.650   8/15/09       358,948
 200,000  TCI Communications, Inc...................   7.875   2/15/26       177,741
 110,000  Telus Corp................................   8.000    6/1/11        91,400

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                    Security                              Maturity
  Amount                     Description                   Rate (%)   Date       Value
  ------                     -----------                   -------- -------- -------------
            Morgan Stanley Investments, LP (continued)
            Corporate Bonds (continued)
$  240,000  Tenet Healthcare Corp.........................   6.875  11/15/31 $     236,255
    80,000  Time Warner, Inc..............................   7.570    2/1/24        71,114
   270,000  Time Warner, Inc..............................   6.625   5/15/29       210,506
   319,034  U.S. Airways Pass-Through Trust, Series 2000-1   8.110   2/20/17       341,337
   170,000  USA Waste.....................................   7.000   7/15/28       159,225
   120,000  Vornado Realty................................   5.625   6/15/07       119,169
   250,000  Waste Management, Inc.........................   7.375   5/15/29       243,006
   625,000  Williams Cos., Series A.......................   7.500   1/15/31       448,841
   787,903  World Financial Property*.....................   6.950    9/1/13       819,911
                                                                             -------------
                                                                                27,708,385
                                                                             -------------
            Foreign Bonds -- 2.44%
   443,308  Federal Republic of Brazil....................   8.000   4/15/14       280,392
   605,000  Glencore Nickel Property Ltd..................   9.000   12/1/14       163,350
   530,000  Global Crossing Holdings Ltd. (b).............   0.000  11/15/06         5,300
   340,000  Global Crossing Holdings Ltd. (b).............   0.000    8/1/07         3,400
 2,665,000  Government of France..........................   4.000  10/25/09     2,502,692
   235,000  RAS Laffan Liquid Natural Gas*................   8.294   3/15/14       249,688
   195,000  Republic of Columbia..........................  11.750   2/25/20       190,808
    45,000  Republic of South Africa......................   7.375   4/25/12        44,494
   200,000  Tyco International Group SA, Yankee...........   6.750   2/15/11       155,314
    80,000  Tyco International Group SA, Yankee...........   6.375  10/15/11        61,241
   320,000  United Mexican States.........................   8.375   1/14/11       332,000
   145,000  United Mexican States.........................   7.500   1/14/12       143,333
   160,000  United Mexican States, Series MTN.............   8.300   8/15/31       155,600
                                                                             -------------
                                                                                 4,287,612
                                                                             -------------
            U.S. Government Agency Mortgages -- 41.09%
   744,080^ Fannie Mae Strip, Series 270, Class 2, IO.....   8.500    9/1/23       154,397
    88,528^ Fannie Mae Strip, Series 274, Class 2, IO.....   8.500   10/1/25        17,609
   127,233^ Fannie Mae Strip, Series 281, Class 2, IO.....   9.000   11/1/26        24,890
   665,766^ Fannie Mae Strip, Series 296, Class 2, IO.....   8.000    4/1/24       139,915
   691,996^ Fannie Mae Strip, Series 306, Class IO........   8.000    5/1/30       115,909
    93,692^ Fannie Mae Strip, Series 307, Class IO........   8.000    6/1/30        15,576
 2,197,969^ Fannie Mae Strip, Series 317, Class 1, PO.....   0.000    8/1/31     1,980,604
 2,197,969^ Fannie Mae Strip, Series 317, Class 2, IO.....   8.000    8/1/31       362,665
    58,931  Fannie Mae, Pool #117095......................   8.500    7/1/08        59,374
   254,112  Fannie Mae, Pool #124836......................  10.000    5/1/22       283,755
    79,009  Fannie Mae, Pool #124911......................  10.000    3/1/16        88,216
   612,146  Fannie Mae, Pool #124961......................  10.000    8/1/21       683,402
    26,789  Fannie Mae, Pool #190535......................  11.000    1/1/16        30,580
    23,876  Fannie Mae, Pool #23..........................   8.500    8/1/11        25,322
   102,676  Fannie Mae, Pool #253267......................   8.500    5/1/30       109,715
 1,094,482  Fannie Mae, Pool #253399......................   8.500    8/1/30     1,169,518
   246,493  Fannie Mae, Pool #253438......................   8.500    9/1/30       263,392
   416,497  Fannie Mae, Pool #254144......................   8.000   11/1/31       442,304
   147,643  Fannie Mae, Pool #254212......................   8.000    1/1/32       156,791
   290,216  Fannie Mae, Pool #303406......................  10.000    2/1/25       324,071
    24,281  Fannie Mae, Pool #313033......................  10.000    7/1/17        27,111
    41,358  Fannie Mae, Pool #313328......................  10.000    7/1/18        46,188
    34,593  Fannie Mae, Pool #359461......................  10.500   12/1/17        39,279
   177,964  Fannie Mae, Pool #378141......................  10.000    4/1/19       198,703

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                                                              Maturity
  Amount                           Security Description                        Rate (%)   Date       Value
  ------                           --------------------                        -------- -------- -------------
             Morgan Stanley Investments, LP (continued)
             U.S. Government Agency Mortgages (continued)
$   259,725  Fannie Mae, Pool #397120.........................................  10.000    5/1/21 $     289,992
    109,494  Fannie Mae, Pool #399289.........................................  10.000   12/1/14       122,267
     21,237  Fannie Mae, Pool #50163..........................................  10.500   11/1/18        24,021
    758,945  Fannie Mae, Pool #535148.........................................   8.000    2/1/30       806,582
    697,780  Fannie Mae, Pool #535332.........................................   8.500    4/1/30       746,276
    259,782  Fannie Mae, Pool #535435.........................................   8.500    8/1/30       277,592
  1,075,011  Fannie Mae, Pool #535488.........................................   8.500    9/1/30     1,148,711
    817,648  Fannie Mae, Pool #535608.........................................   9.500    4/1/30       901,065
    118,722  Fannie Mae, Pool #536282.........................................   8.500    7/1/30       126,861
     59,303  Fannie Mae, Pool #54075..........................................   8.500   12/1/08        62,554
    211,314  Fannie Mae, Pool #545240.........................................   8.000    9/1/31       224,408
    296,821  Fannie Mae, Pool #546591.........................................   8.500    6/1/30       317,170
     21,844  Fannie Mae, Pool #549605.........................................   8.500    8/1/30        23,341
      3,185  Fannie Mae, Pool #554465.........................................   8.500   10/1/23         3,435
    359,946  Fannie Mae, Pool #557160.........................................   8.500   12/1/30       384,623
     18,066  Fannie Mae, Pool #568980.........................................   8.500    2/1/31        19,305
    350,114  Fannie Mae, Pool #573752.........................................   8.500    2/1/31       374,117
     35,821  Fannie Mae, Pool #58253..........................................  10.000   10/1/16        40,034
    249,848  Fannie Mae, Pool #598548.........................................   8.000   10/1/31       265,328
    128,185  Fannie Mae, Pool #601970.........................................   8.000    9/1/31       136,128
    229,334  Fannie Mae, Pool #606811.........................................   8.000   10/1/31       243,544
    228,706  Fannie Mae, Pool #609525.........................................   8.000   10/1/31       242,877
    236,686  Fannie Mae, Pool #615545.........................................   8.000   11/1/31       251,351
     13,926^ Fannie Mae, Series 1990-118, Class S, INV, IO....................  52.900   9/25/20        23,975
    505,915^ Fannie Mae, Series 1992-186, Class S, INV, IO....................   5.600  10/25/27        35,313
     14,229  Fannie Mae, Series 1996-14, Class PC, PO.........................   0.000  12/25/23        12,308
    440,000^ Fannie Mae, Series 1996-68, Class SC, INV, IO....................   6.256   1/25/24        53,504
     64,406^ Fannie Mae, Series 1997-30, Class SI, INV, IO....................   6.156   7/25/22         5,681
    574,218^ Fannie Mae, Series 1997-57, Class PV, PAC, IO....................   8.000   9/18/27       112,604
  3,016,043^ Fannie Mae, Series 1999-42, Class SA, INV, IO....................   6.360  10/25/28       255,459
  1,445,280^ Fannie Mae, Series 2000-31, Class SB, INV, IO....................   6.160  12/25/27        77,467
  1,639,641^ Fannie Mae, Series 2001-4, Class SA, IO..........................   5.710   2/17/31       145,764
    644,632  Fannie Mae, Series 2002-18, Class PG.............................   5.500   6/25/08       658,399
    850,000  Fannie Mae, Series 2002-W4, Class A1.............................   4.500   3/25/17       860,444
     20,364^ Fannie Mae, Series G92-53, Class S, INV, IO......................  66.690   9/25/22        21,480
  2,000,000  Fannie Mae, TBA..................................................   6.000    7/1/32     1,993,750
 10,000,000  Fannie Mae, TBA..................................................   6.500    7/1/32    10,193,199
  2,700,000  Fannie Mae, TBA..................................................   8.000    7/1/32     2,865,375
  4,000,000  Fannie Mae, TBA..................................................   6.000    8/1/32     3,974,560
  8,500,000  Fannie Mae, TBA..................................................   7.000    8/1/32     8,770,937
    121,138^ Freddie Mac Strip, Series 191, Class IO..........................   8.000    1/1/28        24,114
  1,418,871^ Freddie Mac Strip, Series 215, Class IO..........................   8.000   7/31/31       235,001
    664,950  Freddie Mac, Gold Pool #C01050...................................   7.500    9/1/30       698,883
    415,657  Freddie Mac, Gold Pool #C01086...................................   7.500   11/1/30       436,868
     92,612  Freddie Mac, Gold Pool #C01104...................................   8.000   12/1/30        98,281
    432,705  Freddie Mac, Gold Pool #C01187...................................   7.500    5/1/31       454,786
     14,344  Freddie Mac, Gold Pool #C35806...................................   7.500    2/1/30        15,076
    434,790  Freddie Mac, Gold Pool #C36981...................................   7.500    3/1/30       456,978
  3,446,903  Freddie Mac, Gold Pool #C41010...................................   8.500    8/1/30     3,677,733
    327,624  Freddie Mac, Gold Pool #C41019...................................   8.000    8/1/30       347,679
    212,323  Freddie Mac, Gold Pool #C41513...................................   8.000    8/1/30       225,320

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                                                              Maturity
  Amount                           Security Description                        Rate (%)   Date       Value
  ------                           --------------------                        -------- -------- -------------
             Morgan Stanley Investments, LP (continued)
             U.S. Government Agency Mortgages (continued)
$   119,489  Freddie Mac, Gold Pool #C41563...................................   8.000    8/1/30 $     126,803
    304,185  Freddie Mac, Gold Pool #C42635...................................   8.000   10/1/30       322,805
    470,662  Freddie Mac, Gold Pool #C44964...................................   7.500   11/1/30       494,680
    132,405  Freddie Mac, Gold Pool #C44998...................................   7.500   11/1/30       139,161
    853,257  Freddie Mac, Gold Pool #C47060...................................   7.500    1/1/31       896,799
    261,690  Freddie Mac, Gold Pool #C47558...................................   7.500    2/1/31       275,044
     32,307  Freddie Mac, Gold Pool #C48206...................................   7.500    3/1/31        33,956
    156,637  Freddie Mac, Gold Pool #C50601...................................   8.000    4/1/31       166,217
    566,873  Freddie Mac, Gold Pool #C53329...................................   7.500    6/1/31       595,615
    530,208  Freddie Mac, Gold Pool #C58121...................................   7.500    9/1/31       557,090
    196,956  Freddie Mac, Gold Pool #C59301...................................   7.500   10/1/31       206,942
    400,720  Freddie Mac, Gold Pool #C61028...................................   7.500   12/1/31       421,037
    127,296  Freddie Mac, Gold Pool #C65032...................................   7.500    2/1/32       133,751
    464,582  Freddie Mac, Gold Pool #C66732...................................   7.500    5/1/32       488,137
    269,426  Freddie Mac, Gold Pool #D11089...................................   9.500   10/1/17       298,648
     65,353  Freddie Mac, Gold Pool #G01135...................................   8.000    9/1/30        69,354
    308,209  Freddie Mac, Pool #170199........................................   9.500   10/1/16       339,819
     21,713  Freddie Mac, Pool #183455........................................  12.000   12/1/10        25,046
     26,908  Freddie Mac, Pool #360019........................................  10.500   12/1/17        30,305
     58,805  Freddie Mac, Pool #555285........................................  10.000    4/1/16        65,432
     27,011^ Freddie Mac, Series 1415, Class S, INV, IO.......................  37.875  11/15/07        13,508
    305,210^ Freddie Mac, Series 1476, Class S, INV, IO.......................   6.600   2/15/08        26,004
    213,406^ Freddie Mac, Series 1485, Class S, INV, IO.......................   7.725   3/15/08        20,935
    554,057^ Freddie Mac, Series 1600, Class SA, INV, IO......................   6.125  10/15/08        43,992
    577,790  Freddie Mac, Structured Pass.....................................   4.750   6/28/32       583,715
    500,000  Freddie Mac, TBA.................................................   7.500   6/14/30       524,219
     19,581  Government National Mortgage Assoc., Pool #112784................  12.000   2/15/14        23,206
     34,731  Government National Mortgage Assoc., Pool #114460................  12.000   7/15/14        41,159
     13,609  Government National Mortgage Assoc., Pool #126040................  10.500   2/15/16        15,478
     37,030  Government National Mortgage Assoc., Pool #1277..................  11.500   9/20/19        42,595
    101,274  Government National Mortgage Assoc., Pool #129961................  11.000   8/15/15       116,537
     38,239  Government National Mortgage Assoc., Pool #131140................  11.500   7/20/15        43,660
      1,804  Government National Mortgage Assoc., Pool #151321................  10.500   3/15/16         2,052
     59,211  Government National Mortgage Assoc., Pool #156617................  11.000   1/15/16        68,135
      8,558  Government National Mortgage Assoc., Pool #217447................  10.500   6/15/19         9,729
     22,383  Government National Mortgage Assoc., Pool #252625................  10.500  10/15/18        25,426
     42,705  Government National Mortgage Assoc., Pool #278126................  10.500   6/15/19        48,545
     56,857  Government National Mortgage Assoc., Pool #278323................  10.500   7/15/19        64,631
     39,534  Government National Mortgage Assoc., Pool #36890.................  10.000  11/15/09        44,426
     11,792  Government National Mortgage Assoc., Pool #38023.................  11.000   1/15/10        13,574
     27,998  Government National Mortgage Assoc., Pool #38484.................  11.000   3/15/10        32,229
     23,505  Government National Mortgage Assoc., Pool #41625.................  11.000   7/15/10        27,057
     28,019  Government National Mortgage Assoc., Pool #42444.................  11.000   9/15/10        32,253
     30,039  Government National Mortgage Assoc., Pool #42710.................  11.000   9/15/10        34,578
     27,311  Government National Mortgage Assoc., Pool #43080.................  11.000   8/15/10        31,438
      1,353  Government National Mortgage Assoc., Pool #43285.................  11.000   8/15/10         1,557
     66,176  Government National Mortgage Assoc., Pool #45290.................  11.000  12/15/10        76,176
     26,349  Government National Mortgage Assoc., Pool #49399.................  10.000   9/15/10        29,623
     13,262  Government National Mortgage Assoc., Pool #57312.................  12.000   1/15/13        15,721
     16,421  Government National Mortgage Assoc., Pool #58625.................  12.000  11/15/12        19,467
     12,934  Government National Mortgage Assoc., Pool #60040.................  12.000   1/15/13        15,333

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                                                                              Maturity
  Amount                           Security Description                        Rate (%)   Date       Value
  ------                           --------------------                        -------- -------- -------------
             Morgan Stanley Investments, LP (continued)
             U.S. Government Agency Mortgages (continued)
$    17,393  Government National Mortgage Assoc., Pool #70492.................  12.000   9/15/13 $      20,604
     23,928  Government National Mortgage Assoc., Pool #71155.................  12.000   8/15/13        28,346
     82,826  Government National Mortgage Assoc., Pool #780315................   9.500  12/15/17        92,812
     24,417  Government National Mortgage Assoc., Pool #780379................  10.500   8/15/21        27,756
     50,783  Government National Mortgage Assoc., Pool #780384................  11.000  12/15/17        58,437
    165,294  Government National Mortgage Assoc., Pool #780554................  10.000   5/15/19       185,487
     48,099  Government National Mortgage Assoc., Pool #780609................   9.500   9/15/22        53,883
     55,527  Government National Mortgage Assoc., Pool #80094, ARM............   6.750   7/20/27        57,222
    111,032  Government National Mortgage Assoc., Pool #80114.................   6.750   9/20/27       114,764
    233,643  Government National Mortgage Assoc., Pool #80123, ARM............   6.625  10/20/27       241,970
    219,945  Government National Mortgage Assoc., Pool #80137, ARM............   6.625  11/20/27       227,807
     53,911  Government National Mortgage Assoc., Pool #80145, ARM............   6.625  12/20/27        55,836
     65,253  Government National Mortgage Assoc., Pool #80156.................   6.625   1/20/28        66,975
    132,340  Government National Mortgage Assoc., Pool #8585..................   5.375   1/20/25       135,993
    327,526  Government National Mortgage Assoc., Pool #8595..................   5.375   2/20/25       336,561
    118,923  Government National Mortgage Assoc., Pool #8611..................   5.375   3/20/25       122,201
    174,989  Government National Mortgage Assoc., Pool #8621..................   6.375   4/20/25       179,465
    344,706  Government National Mortgage Assoc., Pool #8631..................   6.375   5/20/25       353,523
    102,903  Government National Mortgage Assoc., Pool #8644..................   6.375   6/20/25       105,090
    144,153  Government National Mortgage Assoc., Pool #8664..................   6.750   7/20/25       149,442
  1,495,699^ Government National Mortgage Assoc., Series 1999-27, Class SE,
              INV, IO.........................................................   6.760   8/16/29       148,074
  1,596,128^ Government National Mortgage Assoc., Series 1999-38, Class SM,
              INV, IO.........................................................   6.560   5/16/26       103,429
  2,500,000  Government National Mortgage Assoc., TBA.........................   6.500    7/1/32     2,550,000
  7,000,000  Government National Mortgage Assoc., TBA.........................   7.000   7/15/32     7,264,684
  1,200,000  Government National Mortgage Assoc., TBA.........................   6.000    8/1/32     1,194,000
                                                                                                 -------------
                                                                                                    72,073,200
                                                                                                 -------------
             U.S. Treasury Bills -- 0.28%
    500,000  U.S. Treasury Bill, DN (c).......................................   1.590  10/17/02       497,510
                                                                                                 -------------
             U.S. Treasury Bonds -- 1.20%
  1,650,000  U.S. Treasury Bonds..............................................   8.125   8/15/19     2,113,469
                                                                                                 -------------
             U.S. Treasury Notes -- 3.26%
  2,600,000  U.S. Treasury Notes..............................................   7.875  11/15/04     2,881,374
  2,600,000  U.S. Treasury Notes..............................................   6.750   5/15/05     2,837,656
                                                                                                 -------------
                                                                                                     5,719,030
                                                                                                 -------------
             U.S. Treasury Strips -- 0.27%
    750,000  U.S. Treasury Strips.............................................   0.000   5/15/11       478,505
                                                                                                 -------------
             Rights/Warrants -- 0.00%
    807,000  Mexican United States -- Rights Exercise Price $0.01.............   0.000   6/30/03         1,614
                                                                                                 -------------
             Cash & Equivalents -- 16.67%
 29,232,503  Deutsche Bank Cash Sweep.........................................                      29,232,503
                                                                                                 -------------
             Total Morgan Stanley Investments, LP (cost $156,254,173).........                     156,634,225
                                                                                                 -------------
             Total Investments (cost $222,725,740) (a) -- 127.15%.............                     223,191,966
             Liabilities in excess of other assets -- (27.15%)................                     (47,642,323)
                                                                                                 -------------
             Net Assets -- 100.00%............................................                   $ 175,549,643
                                                                                                 -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2002

--------
(a) Cost for federal income tax purposes is $222,855,764. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                Unrealized appreciation............ $ 4,406,906
                Unrealized depreciation............  (4,070,704)
                                                    -----------
                Net unrealized appreciation........ $   336,202
                                                    ===========

(b) Issuer has defaulted on the payment of interest.

(c) Principal amount pledged as collateral for open future contracts.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

^  Notional Amount

   ARM -- Adjustable Rate Mortgage
   DN -- Discount Note
   FHLMC -- Federal Home Loan Mortgage Corp.
   INV -- Inverse Floater
   IO -- Interest Only
   MTN -- Medium Term Note
   PAC -- Planned Amortization
   PLC -- Public Liability Company
   PO -- Principal Only
   SUB -- Step-up Bond. Rate shown is the effective yield as of June 30, 2002. TBA -- Security is subject to delayed delivery

Futures

 Number
   of                                     Notional     Expiration   Unrealized
Contracts     Future Contracts Long        Value          Date         Gain
---------     ---------------------       --------     ----------   ----------
   115    U.S. Treasury 5 Year Note..... $12,353,515 September 2002  $255,347
     7    U.S. Treasury 10 Year Note....     750,641 September 2002    17,034
                                                                     --------
          Total Unrealized Gain.........                             $272,381

                                                                     ========

    Contract                                                Value on
     Amount                                     Settlement Origination    Value on   Unrealized
(Local Currency)  Forward Exchange Contracts       Date       Date        6/30/02       Loss
----------------  --------------------------    ---------- -----------   --------    ----------
                 Currency Sold
   2,500,000     Euro..........................  7/3/2002  $(2,424,975) $(2,468,615)   (43,640)
                                                           -----------  -----------   --------
                 Total Currency Sold...........            $(2,424,975) $(2,468,615)   (43,640)

                                                           ===========  ===========   ========
                 Net Unrealized Loss...........                                       $(43,640)

                                                                                      ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments -- June 30, 2002

                      Security
Shares               Description                 Value
------               -----------                 -----
        Common/Preferred Stocks -- 2.90%
        Media -- 0.80%
     10 Paxson Communications Corp............ $   74,000
    136 Paxson Communications Corp............  1,074,400
  3,180 Primedia, Inc., Series D..............     95,400
  1,545 Primedia, Inc., Series F..............     46,350
                                               ----------
                                                1,290,150
                                               ----------
        Telecommunication Services -- 0.23%
  1,955 Broadwing Communications..............    293,250
  9,982 Focal Communications Corp. (f)........     23,258
    446 Intermedia Communication, Series B (f)     17,840
  4,841 Maxcom B1.............................         48
101,294 Maxcom N1.............................      1,013
 78,540 Maxcom, Convertible Preferred.........        785
  7,402 McLeod USA, Inc.......................     27,758
 14,000 Song Networks Holding AB - ADR (f)....      2,520
  7,871 XO Communications, Inc................        157
    967 XO Communications, Inc., Series E.....         97
                                               ----------
                                                  366,726
                                               ----------
        Utilities -- 0.89%
  1,454 TNP Enterprises, Inc., Series D.......  1,439,460
                                               ----------
        Wireless Communications -- 0.98%
      1 Crown Castle..........................         67
  1,977 Dobson Communications.................    929,190
 64,179 Motient Corp. (f).....................    291,373
  1,275 Nextel Communications, Inc. (f).......    357,000
                                               ----------
                                                1,577,630
                                               ----------
        Total Common/Preferred Stocks
          (cost $11,990,846)..................  4,673,966
                                               ----------
        Warrants -- 0.02%
        Cable -- 0.00%
    765 ONO Finance PLC, Strike Price $0.01,
         3/16/11*.............................          8
                                               ----------
        Media -- 0.00%
    400 Paxson Communications Corp., Strike
         Price $16.00, 6/30/03*...............        120
    470 XM Satellite Radio, Inc., Strike Price
         $44.72, 3/15/10*.....................      2,585
                                               ----------
                                                    2,705
                                               ----------
        Steel Manufacturing/Products -- 0.00%
    685 Republic Technologies International,
         Strike Price $0.01, 7/15/09..........         69
                                               ----------
        Telecommunications -- 0.00%
  2,795 GT Group Telecom, Inc., Strike Price
         $0.00, 2/1/10*.......................        280
    700 Maxcom Telecom, Strike Price $0.01,
         4/1/07*..............................         70

                       Security
Shares                Description                   Value
------                -----------                   -----
       Telecommunications (continued)
16,404 McLeod USA, Inc., Strike Price $1.35,
        4/16/07.................................. $    2,132
                                                  ----------
                                                       2,482
                                                  ----------
       Utilities -- 0.02%
   875 TNP Enterprises, Inc., Strike Price $0.01,
        4/1/11*..................................     26,249
                                                  ----------
       Wireless Communications -- 0.00%
   600 Globalstar Telecom, Strike Price $17.39,
        2/15/04*.................................         60
   800 Motient Corp., Strike Price $12.28,
        4/1/08*..................................          8
 6,500 Occidente Y Caribe Celular, Strike Price
        $1.00, 3/15/04*..........................         65
                                                  ----------
                                                         133
                                                  ----------
       Total Warrants (cost $432,008)............     31,646
                                                  ----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                  Security                           Maturity
 Amount                   Description                Rate (%)   Date       Value
 ------                   -----------                -------- -------- -------------
           Convertible Bonds -- 0.70%
$  112,000 KPNQwest.................................  10.000   3/15/12 $         138
 2,470,000 Solectron Corp. Zero Coupon..............   0.000  11/20/20     1,136,200
                                                                       -------------
           Total Convertible Bonds (cost $1,712,564)                       1,136,338
                                                                       -------------
           Corporate Bonds -- 60.03%
   505,000 Acetex Corp.*............................  10.875    8/1/09       527,725
 1,395,000 Aetna, Inc...............................   7.875    3/1/11     1,469,377
 1,555,000 Alliance Atlantis Communications*........  13.000  12/15/09     1,710,499
 1,175,000 Allied Waste North America*..............   8.875    4/1/08     1,151,500
   495,000 American Cellular Corp...................   9.500  10/15/09        89,100
 1,140,000 American Tower Corp......................   9.375    2/1/09       627,000
   800,000 AmerisourceBergen Corp...................   8.125    9/1/08       826,000
 1,120,000 Anthem Insurance*........................   9.125    4/1/10     1,265,731
 1,295,000 AOL Time Warner, Inc.....................   6.875    5/1/12     1,194,312
   480,000 Arvinmeritor, Inc........................   8.750    3/1/12       514,492
   585,000 Autonation, Inc..........................   9.000    8/1/08       602,550
   470,000 Beazer Homes USA.........................   8.625   5/15/11       477,050
 1,615,000 BRL Universal Equipment..................   8.875   2/15/08     1,598,850
   817,927 CA FM Lease Trust........................   8.500   7/15/17       861,515
 1,840,000 Calpine Corp.............................   8.500   2/15/11     1,232,800
   370,000 Case Corp., Series B.....................   6.250   12/1/03       361,151
   400,000 Case Credit Corp.........................   6.125   2/15/03       392,656
   855,000 CB Richard Ellis.........................  11.250   6/15/11       718,200
 1,780,000 Centennial Communications................  10.750  12/15/08       854,400
 1,450,000 Charter Communications Holdings..........  10.250   1/15/10       986,000
 1,200,000 Chesapeake Energy Corp...................   8.125    4/1/11     1,179,000
   425,000 CIT Group, Inc...........................   5.625   5/17/04       407,771
    90,000 CIT Group, Inc...........................   6.500    2/7/06        87,262
   455,000 Collins & Aikman Products................  11.500   4/15/06       431,113
   975,000 Collins & Aikman Products*...............  10.750  12/31/11       979,875
 2,260,000 Corning, Inc., Zero Coupon...............   0.000   11/8/15     1,130,000
 1,000,000 CSC Holdings, Inc........................   7.875   2/15/18       738,498
   900,000 D.R. Horton, Inc.........................   8.000    2/1/09       895,500
 1,380,000 Dana Corp................................   9.000   8/15/11     1,359,300
   425,000 Dana Corp.* (d)..........................   9.000   8/15/11       411,335
   500,000 Dobson/Sygnet Communications.............  12.250  12/15/08       300,000
   570,000 Dura Operating Corp......................   8.625   4/15/12       572,850
   970,000 Dynegy Holdings, Inc.....................   6.875    4/1/11       669,300
   900,000 EchoStar DBS Corp........................   9.375    2/1/09       832,500
   695,000 EchoStar DBS Corp.*......................   9.125   1/15/09       635,925
   120,000 El Paso Corp.............................   7.000   5/15/11       114,843
   355,000 El Paso Corp.*...........................   7.875   6/15/12       357,404
   560,000 Encompass Services Corp.*................  10.500    5/1/09       319,200
   670,000 Equistar Chemical........................  10.125    9/1/08       639,850
 1,945,000 Exodus Communications, Inc. (b)..........  11.625   7/15/10       320,925
   365,000 Fairchild Semiconductor..................  10.375   10/1/07       379,600
   400,000 Fairchild Semiconductor..................  10.500    2/1/09       426,000
   645,000 Fisher Scientific International..........   7.125  12/15/05       640,163
   150,000 Flextronics International Ltd............   8.750  10/15/07       150,375
   140,000 Flextronics International Ltd............   9.875    7/1/10       146,300
   785,000 Flowserve Corp...........................  12.250   8/15/10       887,050
   335,000 Foamex L.P...............................  10.750    4/1/09       341,700

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                  Security                           Maturity
 Amount                   Description                Rate (%)   Date       Value
----------                -----------                -------- -------- -------------
           Corporate Bonds (continued)
$1,332,000 Focal Communications Corp., Series B.....  11.875   1/15/10 $     213,120
   218,000 Focal Communications Corp., Series B, SUB  12.125   2/15/08        15,260
 2,070,000 Global Crossing Holdings Ltd. (b)........   8.700    8/1/07        20,700
   955,000 Global Crossing Holdings Ltd. (b)........   9.625   5/15/08         9,550
   890,000 Globalstar LP (b)........................  11.375   2/15/04        53,400
 1,750,000 Globix Corp. (b).........................  12.500    2/1/10       315,000
   615,000 Hanover Equipment Trust*.................   8.500    9/1/08       568,875
 1,000,000 Hanover Equipment Trust*.................   8.750    9/1/11       915,000
 1,950,000 Harrahs Entertainment....................   8.000    2/1/11     2,109,247
   630,000 HCA-The Healthcare Co....................   7.150   3/30/04       661,897
   805,000 HCA-The Healthcare Co....................   6.910   6/15/05       839,910
    75,000 HCA-The Healthcare Co....................   8.750    9/1/10        84,635
 1,235,000 Health Net, Inc..........................   8.375   4/15/11     1,373,072
 1,075,000 Healthsouth Corp.........................   7.625    6/1/12     1,064,915
 1,205,000 Hilton Hotels............................   7.950   4/15/07     1,249,671
 1,360,000 HMH Properties, Series A.................   7.875    8/1/05     1,326,000
   784,967 Hollinger Participation, SUB*............  12.125  11/15/10       737,869
 1,300,000 Horseshoe Gaming Holdings, Series B......   8.625   5/15/09     1,322,750
    40,000 Host Marriott LP, Series E...............   8.375   2/15/06        39,200
 1,490,000 Hyperion Telecom, Series B, SUB (b)......  13.000   4/15/03           149
   740,000 Intermet Corp............................   9.750   6/15/09       741,850
 1,675,000 International Game Technology............   8.375   5/15/09     1,767,124
   775,000 ISP Chemco...............................  10.250    7/1/11       790,500
   565,000 ISP Holdings, Inc........................  10.625  12/15/09       559,350
   920,000 iStar Financial, Inc.....................   8.750   8/15/08       911,950
   300,000 Jet Equipment Trust, Series 95-D*........  11.440   11/1/14       135,000
   400,000 Jet Equipment Trust, Series C1*..........  11.790   6/15/13       176,000
   245,000 Johnsondiversey, Inc.....................   9.625   5/15/12       256,025
   900,000 Lear Corp., Series B.....................   8.110   5/15/09       922,500
 1,020,000 Louisiana Pacific Corp...................  10.875  11/15/08     1,122,000
   400,000 Louisiana Pacific Corp...................   8.875   8/15/10       435,542
   760,000 Lyondell Chemical Co., Series A..........   9.625    5/1/07       725,800
   195,000 Magnum Hunter Resources..................   9.600   3/15/12       200,850
 1,065,000 Mail-Well, Inc...........................   9.625   3/15/12     1,070,325
   595,000 Metaldyne Corp...........................  11.000   6/15/12       595,000
 1,635,000 Metromedia Fiber Network (b).............  10.000  12/15/09        24,525
   625,000 Michael Foods, Series B..................  11.750    4/1/11       681,250
   350,000 Millennium America, Inc..................   9.250   6/15/08       357,000
   900,000 Mirant Americas General LLC..............   8.300    5/1/11       720,000
   665,000 Muzak LLC................................   9.875   3/15/09       545,300
 1,230,000 National Steel Corp., Series D (b).......   9.870    3/1/09       455,100
   760,000 Nextel Communications....................   9.375  11/15/09       385,700
 1,745,000 Nextel Communications, SUB...............   9.950   9/15/07       951,025
 1,775,000 Nextel Communications, SUB...............  10.650   2/15/08       852,000
   475,000 Nextlink Communications (b)..............  10.750  11/15/08        11,875
   645,000 Nextlink Communications, SUB (b).........   9.450   4/15/08         9,675
   410,000 Nextlink Communications, SUB (b).........  12.250    6/1/09         6,150
   625,000 Nextlink Communications, SUB (b).........  12.125   12/1/09         9,375
   820,000 Nextmedia Operating, Inc.*...............  10.750    7/1/11       828,200
   300,000 NMHG Holding Co..........................  10.000   5/15/09       304,500
   545,000 Omnicare, Inc............................   8.125   3/15/11       561,350
 1,095,000 Owens-Illinois, Inc......................   7.350   5/15/08       985,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                     Security                              Maturity
 Amount                      Description                   Rate (%)   Date       Value
 ------                      -----------                   -------- -------- -------------
           Corporate Bonds (continued)
$  770,000 Owens-Illinois, Inc............................   7.800   5/15/18 $     642,950
   475,000 Park Place Entertainment.......................   8.500  11/15/06       502,313
   500,000 Park Place Entertainment.......................   9.375   2/15/07       522,500
   500,000 Park Place Entertainment Corp..................   8.875   9/15/08       516,875
   180,000 Pegasus Communications.........................   9.750   12/1/06        81,000
    85,000 Pegasus Communications, Series B...............  12.500    8/1/07        42,500
   735,000 PG&E National Energy Group.....................  10.375   5/16/11       749,700
   670,000 Phelps Dodge Corp..............................   8.750    6/1/11       691,189
   545,000 Pliant Corp....................................  13.000    6/1/10       572,250
 1,030,000 Prime Hospitality..............................   8.375    5/1/12     1,009,400
 1,425,000 Primedia, Inc..................................   8.875   5/15/11     1,068,750
   210,000 Primus Telecomm Group..........................  11.250   1/15/09       113,400
   195,000 Primus Telecomm Group..........................  12.750  10/15/09       105,300
 1,590,000 Primus Telecomm Group, Series B................   9.875   5/15/08       858,600
   805,000 PSEG Energy Holdings...........................   8.625   2/15/08       772,619
   400,000 PSINet, Inc. (b)...............................  11.000    8/1/09        39,000
 1,765,000 PSINet, Inc., Series B (b).....................  10.000   2/15/05       169,881
   625,000 RCN Corp., Series B, SUB.......................   9.800   2/15/08       118,750
 3,130,000 RCN Corp., SUB.................................  11.125  10/15/07       719,900
   685,000 Republic Technologies International (b)........  13.750   7/15/09        44,525
 1,165,000 Rhythms NetConnections, Inc., Series B (b).....  14.000   2/15/10        64,075
 1,990,000 Rhythms NetConnections, Inc., Series B, SUB (b)  13.500   5/15/08        79,600
   795,000 Riverwood International Co.....................  10.875    4/1/08       826,800
   950,000 Salem Communications...........................   9.000    7/1/11       959,500
    70,000 Schuler Homes..................................  10.500   7/15/11        74,900
   240,000 Schuler Homes, Inc.............................   9.375   7/15/09       244,800
   775,000 Six Flags, Inc.................................   8.875    2/1/10       771,125
 1,000,000 Smithfield Foods, Inc..........................   7.625   2/15/08       997,500
   410,000 Smithfield Foods, Inc..........................   8.000  10/15/09       416,150
   450,000 Starwood Hotels................................   7.375    5/1/07       442,688
   705,000 Starwood Hotels & Resorts......................   7.875    5/1/12       690,900
   350,000 Station Casinos, Inc...........................   9.750   4/15/07       362,250
   450,000 Station Casinos, Inc...........................   8.875   12/1/08       456,750
   375,000 Station Casinos, Inc...........................   9.875    7/1/10       396,563
   480,000 Stone Energy Corp..............................   8.250  12/15/11       480,000
   295,000 Stoneridge, Inc................................  11.500    5/1/12       297,950
   630,000 Technical Olympic USA..........................   9.000    7/1/10       614,250
   650,000 Technical Olympic USA, Inc.....................  10.375    7/1/12       643,500
   190,000 TEKNI-PLEX, INC................................  12.750   6/15/10       196,650
   285,000 TEKNI-PLEX, INC................................  12.750   6/15/10       294,975
 1,240,000 Tesoro Pete Corp...............................   9.625    4/1/12     1,134,600
   935,000 The Manitowoc Co., Inc.........................  10.375   5/15/11       988,044
 1,750,000 Toll Corp......................................   8.250    2/1/11     1,758,749
   615,000 Trimas Corp....................................   9.875   6/15/12       616,538
 1,000,000 Tyco International Group SA, Yankee............   6.750   2/15/11       776,570
   755,000 UCAR Finance, Inc..............................  10.250   2/15/12       770,100
   865,000 USA Waste......................................   7.125   10/1/07       901,128
   205,000 USA Waste......................................   7.125  12/15/17       203,350
   675,000 Venitian Casino/LV Sands.......................  11.000   6/15/10       679,219
 1,060,000 Vintage Petroleum..............................   7.875   5/15/11       959,300
 1,125,000 Vintage Petroleum*.............................   8.625    2/1/09     1,057,500
 1,060,000 Waste Management, Inc..........................   7.000  10/15/06     1,100,600

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                  Security                           Maturity
 Amount                   Description                Rate (%)   Date       Value
 ------                   -----------                -------- -------- -------------
           Corporate Bonds (continued)
$  335,000 Waste Management, Inc....................   7.650   3/15/11 $     354,546
   365,000 Williams Cos.............................   7.750   6/15/31       267,529
 1,595,000 Williams Cos., Series A..................   7.500   1/15/31     1,145,443
 6,385,000 Winstar Communications, Inc., SUB (b)*...  14.750   4/15/10           639
 2,565,000 WorldCom, Inc............................   8.250   5/15/31       384,750
   345,000 XM Satellite Radio, Inc..................  14.000   3/15/10       162,150
   600,000 XO Communications, Inc. (b)..............  10.750    6/1/09        15,000
 1,120,000 Young Broadcasting, Inc..................  10.000    3/1/11       991,200
                                                                       -------------
           Total Corporate Bonds (cost $118,705,713)                      96,752,391
                                                                       -------------
           Foreign Bond -- 15.66%
           Argentina -- 0.03%
 1,395,000 CTI Holdings SA, SUB.....................  11.500   4/15/08        55,800
                                                                       -------------
           Australia -- 0.41%
   485,000 Glencore Nickel Property Ltd.............   9.000   12/1/14       130,950
 1,955,000 Murrin Murrin Holdings Property..........   9.375   8/31/07       527,850
                                                                       -------------
                                                                             658,800
                                                                       -------------
           Brazil -- 1.03%
 1,908,686 Federal Republic of Brazil...............   8.000   4/15/14     1,207,244
   740,000 Republic of Brazil.......................  11.000   1/11/12       447,700
                                                                       -------------
                                                                           1,654,944
                                                                       -------------
           Canada -- 4.67%
 1,495,000 Air Canada...............................  10.250   3/15/11     1,169,838
 2,795,000 GT Group Telecom, SUB*...................  13.250    2/1/10         6,988
 1,510,000 Husky Oil Ltd............................   8.900   8/15/28     1,614,800
 1,400,000 Norampac, Inc............................   9.500    2/1/08     1,490,999
 1,125,000 Pacifica Papers, Inc.....................  10.000   3/15/09     1,195,313
   495,000 Quebecor Media, Inc......................  11.125   7/15/11       487,575
   500,000 Quebecor Media, Inc., SUB................  13.750   7/15/11       292,500
   925,000 Tembec Industries, Inc...................   8.500    2/1/11       952,750
   310,000 Tembec Industries, Inc...................   7.750   3/15/12       307,675
                                                                       -------------
                                                                           7,518,438
                                                                       -------------
           Colombia -- 0.35%
   585,000 Republic of Colombia.....................   9.750   4/23/09       568,913
                                                                       -------------
           Germany -- 1.55%
 1,900,000 Callahan Nordrhein-Westfalen.............  14.000   7/15/10        76,000
   222,412 Esprit Telecom Group, Series DM (b) (d)..  11.500  12/15/07             0
   345,122 Esprit Telecom PLC (b) (d)...............  11.000   6/15/08             0
 1,510,000 Fresenius Medical Care Capital Trust II..   7.875    2/1/08     1,359,000
   300,000 Fresenius Medical Care Capital Trust IV..   7.875   6/15/11       268,500
   750,000 Messer Griesheim Holdings AG* (d)........  10.375    6/1/11       794,401
                                                                       -------------
                                                                           2,497,901
                                                                       -------------
           Indonesia -- 0.37%
 1,150,000 Indah Kiat Financials (b)................  10.000    7/1/07       293,250
 1,335,000 Pindo Deli Financial (b).................  10.750   10/1/07       307,050
                                                                       -------------
                                                                             600,300
                                                                       -------------
           Mexico -- 3.02%
 1,035,000 Grupo Iusacell SA........................  14.250   12/1/06       776,250
   489,997 Maxcom Telecommunicaciones SA, SUB.......  10.000    3/1/07       146,999

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

Principal                   Security                            Maturity
 Amount                    Description                 Rate (%)   Date       Value
 ------                    -----------                 -------- -------- -------------
           Foreign Bond (continued)
           Mexico (continued)
$  670,000 Pemex Project Funding Master Trust.........   9.125  10/13/10 $     703,500
 1,250,000 Satelites Mexicanos SA, Series B...........  10.125   11/1/04       600,000
 1,405,000 TV Azteca SA, Series B.....................  10.500   2/15/07     1,362,850
 1,230,000 United Mexican States......................   8.375   1/14/11     1,276,125
                                                                         -------------
                                                                             4,865,724
                                                                         -------------
           Netherlands -- 0.21%
   550,000 TELE1 Europe BV............................  13.000   5/15/09        77,000
   185,000 TELE1 Europe BV (d)........................  11.875   12/1/09        24,209
   200,000 TELE1 Europe BV* (d).......................  12.375    2/1/08        23,702
   755,000 TELE1 Europe BV, Series EUR (d)............  13.000   5/15/09        98,797
   920,000 United Pan - Europe Comm NV, Series B (b)..  10.875    8/1/09       119,600
                                                                         -------------
                                                                               343,308
                                                                         -------------
           Poland -- 0.59%
   380,000 Netia Holdings BV, Series B (b)............  10.250   11/1/07        60,800
   515,000 Netia Holdings II BV, Series B (b) (d).....  13.500   6/15/09        76,292
   810,000 PTC International Fin II SA, Series EUR (d)  11.250   12/1/09       815,955
                                                                         -------------
                                                                               953,047
                                                                         -------------
           Spain -- 0.22%
   300,000 ONO Finance PLC............................  13.000    5/1/09        99,000
   765,000 ONO Finance PLC............................  14.000   2/15/11       260,100
                                                                         -------------
                                                                               359,100
                                                                         -------------
           United Kingdom -- 3.21%
   600,000 British Sky Broadcasting...................   6.875   2/23/09       551,924
   960,000 British Sky Broadcasting...................   8.200   7/15/09       943,695
   585,000 Dolphin Telecom PLC, Series B, SUB (b).....  14.000   5/15/09            59
 1,490,000 Dolphin Telecom PLC, SUB (b) (d)...........  11.625    6/1/08           147
   835,000 Huntsman ICI Chemicals.....................  10.125    7/1/09       751,500
   565,000 Huntsman ICI Chemicals, Series EUR (d).....  10.125    7/1/09       451,975
 2,155,000 NTL Communications Corp., Series B (b).....  11.875   10/1/10       571,075
 1,305,000 NTL, Inc., Series B, SUB (b) (c)...........  10.750    4/1/08       487,357
   130,000 RSL Communications Ltd. (b)................  12.250  11/15/06         2,600
   985,000 RSL Communications PLC (b).................   9.125    3/1/08        19,700
   495,000 RSL Communications PLC (b).................  12.000   11/1/08         9,900
   560,000 RSL Communications PLC (b).................   9.875  11/15/09        11,200
   910,000 RSL Communications PLC, SUB (b)............  10.125    3/1/08        13,650
 1,132,512 RSL Communications PLC, SUB (b) (d)........  10.000   3/15/08        39,146
 1,200,000 Telewest Communication PLC.................   9.875    2/1/10       468,000
 1,730,000 Telewest Communication PLC, SUB (c)........   9.875   4/15/09       843,852
 1,460,000 Viatel, Inc., SUB (b)......................  12.500   4/15/08         7,300
                                                                         -------------
                                                                             5,173,080
                                                                         -------------
           Total Foreign Bond (cost $40,827,183)......                      25,249,355
                                                                         -------------
           U.S. Treasury Bill -- 0.03%
    50,000 U.S. Treasury Bill, DN (e).................   1.680  10/17/02        49,751
                                                                         -------------
           Total U.S. Treasury Bill (cost $49,717)....                          49,751
                                                                         -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2002

 Principal                       Security                                Maturity
  Amount                        Description                     Rate (%)   Date       Value
  ------                        -----------                     -------- -------- -------------
            Short-Term Investments -- 17.57%
            Cash & Equivalents -- 17.57%
$28,243,679 Deutsche Bank Cash Sweep...........................                   $  28,243,679
     75,000 Morgan Stanley LP Cash Collateral Account (e)......                          75,000
                                                                                  -------------
                                                                                     28,318,679
                                                                                  -------------
            Total Short-Term Investments (cost $28,318,679)....                      28,318,679
                                                                                  -------------
            Total Investments (cost $202,036,710) (a) -- 96.91%                     156,212,126
            Other assets in excess of liabilities -- 3.09%.....                       4,993,673
                                                                                  -------------
            NET ASSETS -- 100.00%..............................                   $ 161,205,799
                                                                                  -------------

--------
(a) Cost for federal income tax purposes is $202,129,283. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

                   Unrealized appreciation.... $  3,418,398
                   Unrealized depreciation....  (49,335,555)
                                               ------------
                   Net unrealized depreciation $(45,917,157)
                                               ============

(b) Issuer has defaulted on the payment of interest.

(c) Principal amount is denominated in British Pounds.

(d) Principal amount is denominated in Euros.

(e) Principal amount is pledged as collateral for open future contracts.

(f) Represents non-income producing securities.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   ADR -- American Depository Note
   DN -- Discount Note
   MTN -- Medium Term Note
   PLC -- Public Liability Company
   SUB -- Step-up Bond. Rate shown is the effective yield as of June 30, 2002.

Futures

 Number                                                          Unrealized
   of                                 Notional    Expiration   Appreciation/
Contracts   Futures Contracts Long     Value         Date      (Depreciation)
---------   ----------------------   ---------- -------------- --------------
   97     U.S. Treasury 5 Year Note. 10,419,922 September 2002    $97,539
    5     U.S. Treasury 10 Year Note    536,172 September 2002     (1,583)
                                                                  -------
          Total Unrealized Gain.....                              $95,956

                                                                  =======

Contract
 Amount                                           Value on
 (Local                               Settlement Origination    Value on   Unrealized
Currency) Forward Exchange Contracts     Date       Date        6/30/02    Gain/(Loss)
--------- --------------------------  ---------- -----------  -----------  -----------
          Currency Purchased
  300,000 British Pound.............. 7/29/2002  $   435,687  $   456,403   $  20,716
                                                 -----------  -----------   ---------
          Total Currency Purchased...            $   435,687  $   456,403   $  20,716
                                                 ===========  ===========   =========
          Currency Sold
1,200,000 British Pound.............. 7/29/2002   (1,738,800)  (1,825,612)    (86,812)
4,060,000 Euro....................... 7/31/2002   (3,645,880)  (4,003,217)   (357,337)
                                                 -----------  -----------   ---------
          Total Currency Sold........            $(5,384,680) $(5,828,829)  $(444,149)
                                                 ===========  ===========   =========
          Net Unrealized Depreciation                                       $(423,433)
                                                                            =========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 2002


                                                                                                           Small
                                                                                           Growth      Capitalization
                                                                          Value Equity     Equity          Equity
                                                                           Portfolio      Portfolio      Portfolio
                                                                          ------------  -------------  --------------
ASSETS:
  Investments, at value (cost $327,267,433, $386,800,104,
   $301,197,835, and $500,590,425, respectively)......................... $322,006,159  $ 368,317,512   $311,941,026
  Repurchase agreements, at value........................................           --             --     14,166,912
                                                                          ------------  -------------   ------------
      Total Investments..................................................  322,006,159    368,317,512    326,107,938
                                                                          ============  =============   ============
  Cash...................................................................           --             --          6,476
  Foreign currency, at value (cost $0; $0; $0; and $141,240
   respectively).........................................................           --             --             --
  Unrealized appreciation on forward exchange contracts..................           --             --             --
  Receivable for investments sold........................................   23,950,228     23,502,692     17,877,851
  Dividends and interest receivable......................................      416,989        260,182        179,458
  Variation margin receivable on futures contracts.......................       66,314         53,361             --
  Foreign tax reclaim receivable.........................................           --             --             --
  Prepaid expenses and other assets......................................        9,639         10,731          9,708
                                                                          ------------  -------------   ------------
      Total Assets.......................................................  346,449,329    392,144,478    344,181,431
                                                                          ============  =============   ============
LIABILITIES:
  Payable to custodian...................................................       51,800         33,361             --
  Payable for investments purchased......................................   24,213,538     24,422,233     20,130,334
  Unrealized depreciation on forward exchange contracts..................           --             --             --
  Variation margin payable on future contracts...........................           --         19,141             --
  Advisory fees payable..................................................       58,764         60,799        106,708
  Consulting fees payable................................................       13,479         15,395         13,457
  Other accrued expenses.................................................       37,636         46,092         35,838
                                                                          ------------  -------------   ------------
      Total Liabilities..................................................   24,375,217     24,597,021     20,286,337
                                                                          ------------  -------------   ------------
NET ASSETS............................................................... $322,074,112  $ 367,547,457   $323,895,094
                                                                          ============  =============   ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value............................ $     26,133  $      41,849   $     28,368
  Additional paid-in capital.............................................  334,013,925    504,084,379    326,974,176
  Undistributed (distributions in excess of) net investment income.......       98,271         78,666         29,845
  Accumulated net realized loss on investments, futures and foreign
   currency transactions and translations................................   (6,756,805)  (118,114,309)   (13,880,486)
  Net unrealized appreciation/(depreciation) on investments, futures and
   foreign currency transactions and translations........................   (5,307,412)   (18,543,128)    10,743,191
                                                                          ------------  -------------   ------------
      Net Assets......................................................... $322,074,112  $ 367,547,457   $323,895,094
                                                                          ============  =============   ============
SHARE OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding..............................   26,133,479     41,848,977     28,367,643
                                                                          ============  =============   ============
  Net Asset Value, offering and redemption price per share............... $      12.32  $        8.78   $      11.42
                                                                          ============  =============   ============

                                                                          International
                                                                             Equity
                                                                            Portfolio
                                                                          -------------
ASSETS:
  Investments, at value (cost $327,267,433, $386,800,104,
   $301,197,835, and $500,590,425, respectively)......................... $466,442,433
  Repurchase agreements, at value........................................           --
                                                                          ------------
      Total Investments..................................................  466,442,433
                                                                          ============
  Cash...................................................................           --
  Foreign currency, at value (cost $0; $0; $0; and $141,240
   respectively).........................................................      141,241
  Unrealized appreciation on forward exchange contracts..................    2,209,993
  Receivable for investments sold........................................    4,399,504
  Dividends and interest receivable......................................      452,883
  Variation margin receivable on futures contracts.......................           --
  Foreign tax reclaim receivable.........................................      505,154
  Prepaid expenses and other assets......................................       10,475
                                                                          ------------
      Total Assets.......................................................  474,161,683
                                                                          ============
LIABILITIES:
  Payable to custodian...................................................           --
  Payable for investments purchased......................................    3,883,498
  Unrealized depreciation on forward exchange contracts..................    1,628,898
  Variation margin payable on future contracts...........................           --
  Advisory fees payable..................................................      362,967
  Consulting fees payable................................................       18,872
  Other accrued expenses.................................................       77,638
                                                                          ------------
      Total Liabilities..................................................    5,971,873
                                                                          ------------
NET ASSETS............................................................... $468,189,810
                                                                          ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value............................ $     55,089
  Additional paid-in capital.............................................  571,602,826
  Undistributed (distributions in excess of) net investment income.......     (401,310)
  Accumulated net realized loss on investments, futures and foreign currency transactions and translations................................  (69,561,349)
  Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations........................  (33,505,446)
                                                                          ------------
      Net Assets......................................................... $468,189,810
                                                                          ============
SHARE OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding..............................   55,089,453
                                                                          ============
  Net Asset Value, offering and redemption price per share............... $       8.50
                                                                          ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued)
June 30, 2002


                                                                              Intermediate Term
                                                                Fixed Income   Municipal Bond   Fixed Income II High Yield Bond
                                                                 Portfolio        Portfolio        Portfolio       Portfolio
                                                                ------------  ----------------- --------------- ---------------
ASSETS:
  Investments, at value (cost $119,953,698, $244,863,128,
   $222,725,740, and $202,036,710, respectively)............... $123,687,834    $252,638,607     $223,191,966    $156,212,126
  Repurchase agreements, at value..............................    2,803,950              --               --              --
                                                                ------------    ------------     ------------    ------------
      Total Investments........................................  126,491,784     252,638,607      223,191,966     156,212,126
                                                                ------------    ------------     ------------    ------------
  Cash.........................................................        7,289              --          140,356          57,840
  Foreign currency, at value (cost $0, $0, $0, and $7,801;
   respectively)...............................................           --              --               --           7,831
  Unrealized appreciation on forward exchange contracts........           --              --               --          20,716
  Receivable for investments sold..............................    3,483,405              --       20,126,368       2,540,152
  Dividends and interest receivable............................    1,142,756       3,382,984        1,554,220       3,317,880
  Prepaid expenses and other assets............................        3,934           5,459            3,230           2,378
                                                                ------------    ------------     ------------    ------------
      Total Assets.............................................  131,129,168     256,027,050      245,016,140     162,158,923
                                                                ------------    ------------     ------------    ------------
LIABILITIES:
  Dividends payable............................................      557,781         885,397          876,116              --
  Payable for investments purchased............................    3,811,917       1,016,218       68,473,381         423,250
  Unrealized depreciation on forward exchange contracts........           --              --           43,640         444,149
  Payable for capital shares redeemed..........................           --              --              289              --
  Variation margin payable on future contracts.................           --              --            2,453           1,984
  Advisory fees payable........................................       26,901          53,207           38,973          51,316
  Consulting fees payable......................................        5,275          10,433            7,309           6,842
  Other accrued expenses.......................................       19,136          29,955           24,336          25,583
                                                                ------------    ------------     ------------    ------------
      Total Liabilities........................................    4,421,010       1,995,210       69,466,497         953,124
                                                                ------------    ------------     ------------    ------------
NET ASSETS..................................................... $126,708,158    $254,031,840     $175,549,643    $161,205,799
                                                                ============    ============     ============    ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value.................. $     12,438    $     25,293     $     17,269    $     23,355
  Additional paid-in capital...................................  123,105,681     246,653,928      173,672,300     210,161,990
  Undistributed net investment income..........................       47,438         127,993           91,653       1,289,754
  Accumulated net realized gain/(loss) on investments, futures
   and foreign currency transactions and translations..........     (191,535)       (550,853)       1,072,003      (4,123,472)
  Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and
   translations................................................    3,734,136       7,775,479          696,418     (46,145,828)
                                                                ------------    ------------     ------------    ------------
      Net Assets............................................... $126,708,158    $254,031,840     $175,549,643    $161,205,799
                                                                ============    ============     ============    ============
SHARES OF BENEFICIAL INTEREST:
  Shares of beneficial interest outstanding....................   12,437,698      25,292,716       17,269,155      23,355,124
                                                                ============    ============     ============    ============
  Net Asset Value, offering and redemption price per share..... $      10.19    $      10.04     $      10.17    $       6.90
                                                                ============    ============     ============    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 2002


                                                                                                                Small
                                                                                                Growth      Capitalization
                                                                               Value Equity     Equity          Equity
                                                                                Portfolio      Portfolio      Portfolio
                                                                               ------------  -------------  --------------
INVESTMENT INCOME:
  Interest.................................................................... $    137,670  $     194,270   $    303,105
  Dividends (net of foreign withholding tax of $11,802, $0, $0, and
   $867,539, respectively)....................................................    5,407,251      2,704,107      1,923,938
                                                                               ------------  -------------   ------------
      Total Investment Income.................................................    5,544,921      2,898,377      2,227,043
                                                                               ------------  -------------   ------------
EXPENSES:
  Advisory fees...............................................................      650,564        719,456      1,268,576
  Consulting fees.............................................................      150,936        180,217        158,139
  Administrative services fees................................................      346,144        413,325        362,686
  Custodian fees..............................................................       52,858         64,588         56,020
  Audit and legal fees........................................................       25,919         28,003         27,111
  Registration and filing fees................................................       13,899         15,074         14,052
  Trustee fees................................................................        3,675          4,270          3,760
  Other expenses..............................................................       22,625         32,172         20,815
                                                                               ------------  -------------   ------------
      Total Expenses..........................................................    1,266,620      1,457,105      1,911,159
                                                                               ------------  -------------   ------------
  Net Investment Income.......................................................    4,278,301      1,441,272        315,884
                                                                               ------------  -------------   ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized (loss) on investments..........................................   (3,914,281)   (67,388,461)    (7,795,287)
  Net realized gain on foreign currency transactions and translations.........           --             --             --
  Net realized (loss) on futures transactions.................................     (153,669)      (475,348)            --
                                                                               ------------  -------------   ------------
  Net realized (loss) on investments, futures and foreign currency
   transactions and translations..............................................   (4,067,950)   (67,863,809)    (7,795,287)
                                                                               ------------  -------------   ------------
  Change in unrealized appreciation/(depreciation) on investments.............  (33,878,131)   (35,105,330)   (29,901,845)
  Change in unrealized appreciation/(depreciation) on foreign currency
   transactions and translations..............................................           --             --             --
  Change in unrealized appreciation/(depreciation) on futures.................      (46,138)       (60,536)            --
                                                                               ------------  -------------   ------------
  Change in unrealized appreciation/(depreciation) on investments, futures
   and foreign currency transactions and translations.........................  (33,924,269)   (35,165,866)   (29,901,845)
                                                                               ------------  -------------   ------------
  Net realized/unrealized (loss) on investments, futures and foreign currency
   transactions and translations..............................................  (37,992,219)  (103,029,675)   (37,697,132)
                                                                               ------------  -------------   ------------
  Change in net assets resulting from operations.............................. $(33,713,918) $(101,588,403)  $(37,381,248)
                                                                               ============  =============   ============

                                                                               International
                                                                                  Equity
                                                                                 Portfolio
                                                                               -------------
INVESTMENT INCOME:
  Interest.................................................................... $    431,198
  Dividends (net of foreign withholding tax of $11,802, $0, $0, and
   $867,539, respectively)....................................................    6,575,350
                                                                               ------------
      Total Investment Income.................................................    7,006,548
                                                                               ------------
EXPENSES:
  Advisory fees...............................................................    1,534,007
  Consulting fees.............................................................      201,402
  Administrative services fees................................................      461,859
  Custodian fees..............................................................      301,933
  Audit and legal fees........................................................       28,846
  Registration and filing fees................................................       13,852
  Trustee fees................................................................        4,947
  Other expenses..............................................................       30,977
                                                                               ------------
      Total Expenses..........................................................    2,577,823
                                                                               ------------
  Net Investment Income.......................................................    4,428,725
                                                                               ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized (loss) on investments..........................................  (30,744,977)
  Net realized gain on foreign currency transactions and translations.........    1,710,823
  Net realized (loss) on futures transactions.................................           --
                                                                               ------------
  Net realized (loss) on investments, futures and foreign currency transactions and translations..............................................  (29,034,154)
                                                                               ------------
  Change in unrealized appreciation/(depreciation) on investments.............     (566,302)
  Change in unrealized appreciation/(depreciation) on foreign currency
   transactions and translations..............................................      723,692
  Change in unrealized appreciation/(depreciation) on futures.................           --
                                                                               ------------
  Change in unrealized appreciation/(depreciation) on investments, futures
   and foreign currency transactions and translations.........................      157,390
                                                                               ------------
  Net realized/unrealized (loss) on investments, futures and foreign currency transactions and translations..............................................  (28,876,764)
                                                                               ------------
  Change in net assets resulting from operations.............................. $(24,448,039)
                                                                               ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2002

                                                                              Intermediate Term
                                                                 Fixed Income  Municipal Bond   Fixed Income II High Yield Bond
                                                                  Portfolio       Portfolio        Portfolio       Portfolio
                                                                 ------------ ----------------- --------------- ---------------
INVESTMENT INCOME:
  Interest...................................................... $ 8,528,624     $11,635,518      $11,873,663    $ 14,169,568
  Dividends.....................................................      27,669         155,794          331,610         920,724
                                                                 -----------     -----------      -----------    ------------
      Total Investment Income...................................   8,556,293      11,791,312       12,205,273      15,090,292
                                                                 -----------     -----------      -----------    ------------
EXPENSES:
  Advisory fees.................................................     349,332         580,816          497,017         563,555
  Consulting fees...............................................      68,498         113,889           91,369          75,142
  Administrative services fees..................................     128,238         213,167          171,060         140,659
  Custodian fees................................................      24,614          38,046           51,343          42,702
  Audit and legal fees..........................................      18,626          21,208           21,175          19,541
  Registration and filing fees..................................       7,157           7,205           11,425           3,013
  Trustee fees..................................................       1,607           2,870            2,145           1,862
  Other expenses................................................       7,303          15,841            9,684          12,804
                                                                 -----------     -----------      -----------    ------------
      Total Expenses............................................     605,375         993,042          855,218         859,278
                                                                 -----------     -----------      -----------    ------------
  Net Investment Income.........................................   7,950,918      10,798,270       11,350,055      14,231,014
                                                                 -----------     -----------      -----------    ------------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS:
  Net realized gain/(loss) on investments.......................   2,687,285         994,494        3,217,587      (3,521,291)
  Net realized gain/(loss) on foreign currency transactions and
   translations.................................................          --              --           (3,323)       (251,823)
  Net realized gain/(loss) on futures transactions..............          --              --           37,773         (52,804)
                                                                 -----------     -----------      -----------    ------------
  Net realized gain/(loss) on investments, futures and foreign
   currency transactions and translations.......................   2,687,285         994,494        3,252,037      (3,825,918)
                                                                 -----------     -----------      -----------    ------------
  Change in unrealized appreciation/(depreciation) on
   investments..................................................   1,553,740       1,939,645       (1,025,486)    (24,993,133)
  Change in unrealized appreciation/(depreciation) on foreign
   currency transactions and translations.......................          --              --          (32,231)       (478,386)
  Change in unrealized appreciation/(depreciation) on
   futures......................................................          --              --          277,087          82,497
                                                                 -----------     -----------      -----------    ------------
  Change in unrealized appreciation/(depreciation) on
   investments, futures and foreign currency transactions and
   translations.................................................   1,553,740       1,939,645         (780,630)    (25,389,022)
                                                                 -----------     -----------      -----------    ------------
  Net realized/unrealized gain/(loss) on investments, futures
   and foreign currency transactions and translations...........   4,241,025       2,934,139        2,471,407     (29,214,940)
                                                                 -----------     -----------      -----------    ------------
  Change in net assets resulting from operations................ $12,191,943     $13,732,409      $13,821,462    $(14,983,926)
                                                                 ===========     ===========      ===========    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets


                                                                                                       Small Capitalization
                                            Value Equity Portfolio       Growth Equity Portfolio         Equity Portfolio
                                          --------------------------  ----------------------------  --------------------------
                                           Year Ended    Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                            June 30,      June 30,       June 30,       June 30,      June 30,      June 30,
                                              2002          2001           2002           2001          2002          2001
                                          ------------  ------------  -------------  -------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income.................. $  4,278,301  $  3,326,334  $   1,441,272  $     838,808  $    315,884  $    583,823
  Net realized gain/(loss) on investment
   transactions and futures..............   (4,067,950)     (691,079)   (67,863,809)   (38,112,418)   (7,795,287)    5,014,234
  Change in unrealized appreciation/
   (depreciation) on investment
   transactions and futures..............  (33,924,269)   19,699,353    (35,165,866)   (94,337,280)  (29,901,845)  (13,668,317)
                                          ------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets resulting from
   operations............................  (33,713,918)   22,334,608   (101,588,403)  (131,610,890)  (37,381,248)   (8,070,260)
                                          ------------  ------------  -------------  -------------  ------------  ------------
Distributions to Shareholders from:
  Net investment income..................   (4,180,051)   (3,339,129)    (1,362,606)      (850,500)     (286,039)     (625,863)
  Net realized gain from investment
   transactions and futures..............     (832,919)   (5,289,049)            --    (39,056,577)           --   (26,356,444)
                                          ------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets resulting from
   distributions.........................   (5,012,970)   (8,628,178)    (1,362,606)   (39,907,077)     (286,039)  (26,982,307)
                                          ------------  ------------  -------------  -------------  ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued............  120,923,231    84,507,816    179,305,921    196,213,930    95,497,374    96,363,676
  Value of securities transferred
   in-kind...............................    7,162,654            --     12,581,361             --            --            --
  Proceeds from reinvestment of
   dividends.............................    4,720,929     7,844,326      1,110,797     33,628,663       233,196    22,529,876
  Cost of shares redeemed................  (53,198,058)  (66,669,066)   (49,596,914)   (92,834,368)  (46,116,698)  (51,676,862)
                                          ------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets from shares of
   beneficial interest transactions......   79,608,756    25,683,076    143,401,165    137,008,225    49,613,872    67,216,690
                                          ------------  ------------  -------------  -------------  ------------  ------------
  Change in net assets...................   40,881,868    39,389,506     40,450,156    (34,509,742)   11,946,585    32,164,123
Net Assets:
  Beginning of period....................  281,192,244   241,802,738    327,097,301    361,607,043   311,948,509   279,784,386
                                          ------------  ------------  -------------  -------------  ------------  ------------
  End of period.......................... $322,074,112  $281,192,244  $ 367,547,457  $ 327,097,301  $323,895,094  $311,948,509
                                          ============  ============  =============  =============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)

                                                         International                Fixed Income
                                                        Equity Portfolio                Portfolio
                                                  ---------------------------  --------------------------
                                                   Year Ended     Year Ended    Year Ended    Year Ended
                                                    June 30,       June 30,      June 30,      June 30,
                                                      2002           2001          2002          2001
                                                  ------------  -------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income.......................... $  4,428,725  $   3,318,471  $  7,950,918  $  8,442,499
  Net realized gain/(loss) on investments and
   foreign currency transactions and
   translations..................................  (29,034,154)   (38,244,538)    2,687,285     1,483,898
  Change in unrealized appreciation/
   (depreciation) on investments and foreign
   currency transactions and translations........      157,390    (61,656,636)    1,553,740     4,870,630
                                                  ------------  -------------  ------------  ------------
  Change in net assets resulting from
   operations....................................  (24,448,039)   (96,582,703)   12,191,943    14,797,027
                                                  ------------  -------------  ------------  ------------
Distributions to Shareholders from:
  Net investment income..........................   (6,024,635)    (3,097,246)   (7,986,054)   (8,442,499)
  Net realized gain from investments and foreign
   currency transactions and translations........           --    (44,299,282)     (211,187)           --
                                                  ------------  -------------  ------------  ------------
  Change in net assets resulting from
   distributions.................................   (6,024,635)   (47,396,528)   (8,197,241)   (8,442,499)
                                                  ------------  -------------  ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued....................  172,281,135    225,399,917    46,570,726    24,041,595
  Proceeds from reinvestment of dividends........    5,348,165     41,267,192     8,013,924     8,138,020
  Cost of shares redeemed........................  (47,178,721)  (138,048,283)  (31,218,744)  (40,904,958)
  Value of securities liquidated in-kind.........           --             --   (28,789,436)           --
                                                  ------------  -------------  ------------  ------------
Change in net assets from shares of beneficial
 interest transactions...........................  130,450,579    128,618,826    (5,423,530)   (8,725,343)
                                                  ------------  -------------  ------------  ------------
  Change in net assets...........................   99,977,905    (15,360,405)   (1,428,828)   (2,370,815)
Net Assets:
  Beginning of period............................  368,211,905    383,572,310   128,136,986   130,507,801
                                                  ------------  -------------  ------------  ------------
  End of period.................................. $468,189,810  $ 368,211,905  $126,708,158  $128,136,986
                                                  ============  =============  ============  ============

                                                       Intermediate Term
                                                   Municipal Bond Portfolio
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                    June 30,      June 30,
                                                      2002          2001
                                                  ------------  ------------
From Investment Activities:
Operations:
  Net investment income.......................... $ 10,798,270  $ 10,277,444
  Net realized gain/(loss) on investments and
   foreign currency transactions and
   translations..................................      994,494       307,749
  Change in unrealized appreciation/
   (depreciation) on investments and foreign
   currency transactions and translations........    1,939,645     6,777,662
                                                  ------------  ------------
  Change in net assets resulting from
   operations....................................   13,732,409    17,362,855
                                                  ------------  ------------
Distributions to Shareholders from:
  Net investment income..........................  (10,270,620)  (10,277,444)
  Net realized gain from investments and foreign
   currency transactions and translations........           --            --
                                                  ------------  ------------
  Change in net assets resulting from
   distributions.................................  (10,270,620)  (10,277,444)
                                                  ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued....................   81,248,273    43,910,737
  Proceeds from reinvestment of dividends........    9,056,014     9,133,773
  Cost of shares redeemed........................  (41,753,573)  (57,676,921)
  Value of securities liquidated in-kind.........           --            --
                                                  ------------  ------------
Change in net assets from shares of beneficial
 interest transactions...........................   48,550,714    (4,632,411)
                                                  ------------  ------------
  Change in net assets...........................   52,012,503     2,453,000
Net Assets:
  Beginning of period............................  202,019,337   199,566,337
                                                  ------------  ------------
  End of period.................................. $254,031,840  $202,019,337
                                                  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)


                                                                             Fixed Income II Portfolio
                                                                            --------------------------
                                                                             Year Ended   Period Ended
                                                                              June 30,      June 30,
                                                                                2002         2001*
                                                                            ------------  ------------
From Investment Activities:
Operations:
  Net investment income.................................................... $ 11,350,055  $  9,630,755
  Net realized gain/(loss) on investments, futures and foreign currency
   transactions and translations...........................................    3,252,037     4,620,580
  Change in unrealized appreciation/(depreciation) on investments, futures
   and foreign currency transactions and translations......................     (780,630)    1,477,048
                                                                            ------------  ------------
  Change in net assets resulting from operations...........................   13,821,462    15,728,383
                                                                            ------------  ------------
Distributions to Shareholders from:
  Net investment income....................................................  (12,058,864)   (9,630,755)
  Net realized gain/(loss) from investments, futures, and foreign currency
   transactions and translations...........................................   (4,361,423)           --
                                                                            ------------  ------------
  Change in net assets resulting from distributions........................  (16,420,287)   (9,630,755)
                                                                            ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued..............................................   84,184,549    18,182,350
  Value of securities transferred in-kind..................................           --   182,372,210
  Proceeds from reinvestment of dividends..................................   14,104,277     7,359,501
  Cost of shares redeemed..................................................  (80,319,802)  (30,660,590)
  Value of securities liquidated in-kind...................................  (23,171,655)           --
                                                                            ------------  ------------
  Change in net assets from shares of beneficial interest transactions.....   (5,202,631)  177,253,471
                                                                            ------------  ------------
  Change in net assets.....................................................   (7,801,456)  183,351,099
Net Assets:
  Beginning of period......................................................  183,351,099            --
                                                                            ------------  ------------
  End of period............................................................ $175,549,643  $183,351,099
                                                                            ============  ============

                                                                             High Yield Bond Portfolio
                                                                            --------------------------
                                                                             Year Ended   Period Ended
                                                                              June 30,      June 30,
                                                                                2002         2001*
                                                                            ------------  ------------
From Investment Activities:
Operations:
  Net investment income.................................................... $ 14,231,014  $ 10,169,700
  Net realized gain/(loss) on investments, futures and foreign currency
   transactions and translations...........................................   (3,825,918)     (266,146)
  Change in unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations......................  (25,389,022)  (20,756,806)
                                                                            ------------  ------------
  Change in net assets resulting from operations...........................  (14,983,926)  (10,853,252)
                                                                            ------------  ------------
Distributions to Shareholders from:
  Net investment income....................................................  (13,510,041)   (9,645,150)
  Net realized gain/(loss) from investments, futures, and foreign currency
   transactions and translations...........................................           --            --
                                                                            ------------  ------------
  Change in net assets resulting from distributions........................  (13,510,041)   (9,645,150)
                                                                            ------------  ------------
Shares of Beneficial Interest:
  Proceeds from shares issued..............................................   48,196,781    44,699,635
  Value of securities transferred in-kind..................................           --   110,672,210
  Proceeds from reinvestment of dividends..................................   11,664,367     8,481,185
  Cost of shares redeemed..................................................   (7,409,525)   (6,106,485)
  Value of securities liquidated in-kind...................................           --            --
                                                                            ------------  ------------
  Change in net assets from shares of beneficial interest transactions.....   52,451,623   157,746,545
                                                                            ------------  ------------
  Change in net assets.....................................................   23,957,656   137,248,143
Net Assets:
  Beginning of period......................................................  137,248,143            --
                                                                            ------------  ------------
  End of period............................................................ $161,205,799  $137,248,143
                                                                            ============  ============

--------
*  Portfolios commenced operations on September 26, 2000.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 2002

   1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers eight separate investment portfolios: The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Small Capitalization Equity Portfolio ("Small Cap Portfolio"), The International Equity Portfolio ("International Portfolio"), The Fixed Income Portfolio ("Fixed Income Portfolio"), The Intermediate Term Municipal Bond Portfolio ("Intermediate Municipal Portfolio"), The Fixed Income II Portfolio ("Fixed Income II Portfolio"), and The High Yield Bond Portfolio ("High Yield Portfolio"), collectively the ("Portfolios").

   2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

      A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Fixed income securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no market quotations can be obtained from a customary pricing source, the Fund Accounting Agent shall attempt to obtain a minimum of two broker quotes for the security and the security will be valued at the mean between the highest and lowest ask price obtained. If no quotation is available from either a listed pricing source or two brokers, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

      B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned. Gains and losses from paydown transactions on mortgage and asset backed securities are reclassified as investment income or loss for book accounting purposes.

      C. Dividend and Capital Gain Distributions to Shareholders. The Fixed Income, Intermediate Municipal, and Fixed Income II Portfolios declare dividends from net investment income monthly and distribute the same on a monthly basis. The Value, Growth, Small Cap and High Yield Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

      To the extent dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Certain Portfolios also utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


      Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

      As of June 30, 2002, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                          Accumulated Net
                                    Undistributed Net Realized Gain/(Loss) on
                                    Investment Income       Investments
                                    ----------------- -----------------------
   Value Portfolio.................            21                  (21)
   International Portfolio.........     1,710,823           (1,710,823)
   Fixed Income Portfolio..........        82,567             (916,452)
   Intermediate Municipal Portfolio      (406,404)             406,404
   Fixed Income II Portfolio.......       781,635           (1,960,891)
   High Yield Portfolio............      (215,393)             215,393

      D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

      E. TBA Purchase Commitments. The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under the "Portfolio Valuation" above.

      F. Allocation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

      G. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


      Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

      H. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

      I. Transfers In-Kind. During the fiscal year, shareholders of the Value Portfolio and Growth Portfolio transferred cash and securities in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

      During the fiscal year the Fixed Income Portfolio and the Fixed Income II Portfolio redeemed fund shares by transferring securities to the shareholders. Gains/(Losses) resulting from such in-kind redemption, included in the realized gains/(losses) on the Statement of Operations, were as follows:

                      Fixed Income Portfolio... $ 519,836
                      Fixed Income II Portfolio $(216,466)

      J. Implementation of New Accounting Standards. On July 1, 2001, the Portfolios implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required for fiscal years beginning after December 15, 2000. Prior to July 1, 2001, the Portfolio recorded paydown gains and losses on mortgage- and asset-backed securities as realized gains and losses, not as adjustments to interest income. The implementation of the accounting changes had no impact on total net assets of the Portfolio or the Portfolio's net asset value, but resulted in a decrease in interest income and a corresponding increase in realized gains for the following Portfolios. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

            Portfolio                 Interest Income Realized Gains
            ---------                 --------------- --------------
            Fixed Income Portfolio...    $ (86,148)      $ 86,148
            Fixed Income II Portfolio     (830,702)       830,702

   3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more investment management organizations (each, a "Specialist Manager"). Each Specialist Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the Portfolio(s) it serves. Each Specialist Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

   For the year ended June 30, 2002, the Value Portfolio paid the following investment advisory fees:

                                                Amount
                   Specialist Manager           Earned   Fee
                   ------------------          -------- -----
                   SSgA Funds Management, Inc. $ 52,216 0.04%
                   Institutional Capital Corp.  598,348 0.35%
                                               -------- -----
                                               $650,564 0.22%
                                               ======== =====

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


   For the year ended June 30, 2002, the Growth Portfolio paid the following investment advisory fees:

                                                Amount
                   Specialist Manager           Earned   Fee
                   ------------------          -------- -----
                   Jennison Associates LLC.... $663,925 0.30%
                   SSgA Funds Management, Inc.   55,531 0.04%
                                               -------- -----
                                               $719,456 0.20%
                                               ======== =====

   For the year ended June 30, 2002, the Small Cap Portfolio paid the following investment advisory fees:

                                              Amount
                  Specialist Manager          Earned    Fee
                  ------------------        ---------- -----
                  Frontier Capital
                    Management Co.......... $  735,435 0.45%
                  Geewax, Terker & Co......    234,668 0.30%
                  Sterling Johnston Capital
                    Management, Inc........    298,473 0.40%*
                                            ---------- -----
                                            $1,268,576 0.40%
                                            ========== =====

   For the year ended June 30, 2002, the International Portfolio paid the following investment advisory fees:

                                              Amount
                 Specialist Manager           Earned     Fee
                 ------------------         ---------- -----
                 Artisan Partners.......... $  845,346 0.40%**
                 Capital Guardian Trust Co.    688,661 0.36%***
                                            ---------- -----
                                            $1,534,007 0.38%
                                            ========== =====

   For the year ended June 30, 2002, the following Portfolios paid investment advisory fees to Deutsche Asset Management, Inc.:

                                             Amount
                     Portfolio               Earned   Fee
                     ---------              -------- ------
                     Fixed Income.......... $349,332 0.255%
                     Intermediate Municipal $580,816 0.255%

   For the year ended June 30, 2002, the Fixed Income II Portfolio paid the following investment advisory fees:

                               Amount
Specialist Manager             Earned     Fee
------------------            -------- ------
Morgan Stanley Investments LP $442,062 0.275%(a)
BlackRock Advisors, Inc......   54,955 0.250%(b) For the period 1/29/02 to 6/30/02
                              --------
                              $497,017
                              ========

   For the year ended June 30, 2002, the following Portfolio paid investment advisory fees to Morgan Stanley Investments, LP, formerly Miller Anderson & Sherrerd, LLP:

                           High Yield $563,555 0.375%

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002

--------
(a) Tiered fee of 0.275% on first $200 million of the average daily net assets; 0.250% on the next $200 million of such assets; and 0.200% of such assets over $400 million.

(b) Tiered fee of 0.250% on the first $100 million of the average daily net assets; 0.200% of such assets over $100 million.

* Currently, Sterling Johnston Capital Management, Inc. ("Sterling Johnston") receives a base fee at annual rate of 0.40% (or 40 basis points) of the daily average net assets. After the initial one-year period beginning December 1, 2001, Sterling Johnston's fee payment will be subject to an adjustment upwards or downwards to the base fee depending upon on the investment results achieved by it. The performance fee arrangement could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

** Currently, Artisan Partners, LP ("Artisan") receives a base fee at annual rate of 0.40% (or 40 basis points) of the daily average net assets. After the initial one-year period from October 1, 2001, Artisan's fee payment will be subject to an adjustment upwards or downwards to the base fee depending upon the investment results achieved by it. The performance fee arrangement could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

*** Under the Portfolio Management Contract between Capital Guardian Trust Co.
    ("CapGuardian"), CapGuardian is entitled to receive a fee which is calculated from a base fee of 0.40%, subject to adjustment upwards or downwards depending on the investment results achieved by CapGuardian. CapGuardian's fee payment reflects a 10% reduction applied to the base fee due to investment results achieved by CapGuardian.

   Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

   BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee ("Omnibus Fee") based on a percentage of each Portfolio's average net assets. The Omnibus fee is accrued daily and payable on a monthly basis.

   4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2002, were as follows:

     Portfolio                                  Purchases        Sales
     ---------                                -------------- --------------
     Value Portfolio......................... $  264,954,079 $  194,956,903
     Growth Portfolio........................    334,829,521    202,977,568
     Small Cap Portfolio.....................    476,346,398    433,175,097
     International Portfolio.................    276,005,252    152,399,792
     Fixed Income Portfolio..................    155,512,972    198,974,365
     Intermediate Municipal Portfolio........    110,305,102     60,567,425
     Fixed Income II Portfolio...............  1,040,783,717  1,068,756,439
     High Yield Portfolio....................     89,726,506     66,403,032

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


   5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2002, were as follows:

                                                                Value       Growth     Small Cap  International
                                                              Portfolio   Portfolio    Portfolio    Portfolio
                                                             ----------  ------------ ----------  -------------
Beginning balance........................................... 20,097,090   27,700,440  24,073,925   39,703,839
                                                             ----------   ----------  ----------   ----------
Shares issued...............................................  9,216,640   17,656,764   8,095,429   20,184,384
Shares issued in exchange for securities transferred
  in-kind...................................................    511,617    1,061,905          --           --
Shares issued in reinvestment of dividends and
  distributions.............................................    367,375      111,745      20,024      643,713
Shares redeemed............................................. (4,059,243)  (4,681,877) (3,821,735)  (5,442,483)
                                                             ----------   ----------  ----------   ----------
Net increase in shares......................................  6,036,389   14,148,537   4,293,718   15,385,614
                                                             ----------   ----------  ----------   ----------
Ending balance.............................................. 26,133,479   41,848,977  28,367,643   55,089,453
                                                             ==========   ==========  ==========   ==========

                                                                         Intermediate
                                                                Fixed        Term        Fixed
                                                               Income     Municipal    Income II   High Yield
                                                              Portfolio   Portfolio    Portfolio    Portfolio
                                                             ----------  ------------ ----------  -------------
Beginning balance........................................... 12,934,352   20,432,870  17,743,603   16,456,947
                                                             ----------   ----------  ----------   ----------
Shares issued...............................................  4,622,069    8,128,460   8,139,731    6,308,567
Shares issued in reinvestment of dividends and distributions    791,551      908,363   1,368,336    1,559,962
Shares redeemed............................................. (2,836,398)  (4,176,977) (2,265,069)    (970,352)
Shares redeemed in exchange for securities liquidated
  in-kind................................................... (3,073,876)          --  (7,717,446)          --
                                                             ----------   ----------  ----------   ----------
Net increase/(decrease) in shares...........................   (496,654)   4,859,846    (474,448)   6,898,177
                                                             ----------   ----------  ----------   ----------
Ending balance.............................................. 12,437,698   25,292,716  17,269,155   23,335,124
                                                             ==========   ==========  ==========   ==========

   6. DERIVATIVE INSTRUMENTS. Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

   A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   Forwards may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2002 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


   Mortgage Dollar Rolls--The Fixed II Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

   In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

   Certain of the Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other asset equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin" are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   7. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


   The tax characteristics of distributions paid during the fiscal years ended June 30, 2002 and 2001 were as follows:

                                               Distributions paid from
                                              -------------------------
                                               Ordinary   Net Long Term Total Taxable Tax Return Total Distributions
2002                                            Income        Gains     Distributions of Capital        Paid
----                                          ----------- ------------- ------------- ---------- -------------------
Value Portfolio.............................. $ 4,180,030  $   832,940   $ 5,012,970        --       $ 5,012,970*
Growth Portfolio.............................   1,362,606           --     1,362,606        --         1,362,606*
Small Cap Portfolio..........................     286,039           --       286,039        --           286,039*
International Portfolio......................   6,024,634           --     6,024,634        --         6,024,634*
Fixed Income Portfolio/1/....................   8,105,774      211,187     8,316,961        --         8,316,961*
Intermediate Municipal Portfolio.............     218,189           --       218,189        --           218,189*
Fixed Income II Portfolio....................  16,599,487           --    16,599,487        --        16,599,487*
High Yield Portfolio.........................  13,510,041           --    13,510,041        --        13,510,041*

2001
----
Value Portfolio.............................. $ 3,326,334  $ 5,301,844   $ 8,628,178        --       $ 8,628,178*
Growth Portfolio.............................   4,591,361   35,302,645    39,894,006   $13,071        39,907,077*
Small Cap Portfolio..........................     583,823   26,356,450    26,940,273    42,034        26,982,307*
International Portfolio......................  21,884,662   25,511,866    47,396,528        --        47,396,528*
Fixed Income Portfolio.......................   8,496,186           --     8,496,186        --         8,496,186*
Intermediate Municipal Portfolio.............     471,236           --       471,236        --           471,236*
Fixed Income II Portfolio....................   8,575,439           --     8,575,439        --         8,575,439*
High Yield Portfolio.........................   9,645,150           --     9,645,150        --         9,645,150*

--------
/1 /The following Funds' net long term capital gains designated for federal income tax purposes was $485,222 and differs from the amounts above due to utilization of earnings and profits distributed to shareholders on redemption of shares.

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

   During the fiscal years ended June 30, 2002 and 2001, the following Portfolio paid tax-exempt income distributions as follows (Unaudited):

               Portfolio                                 Amount
               ---------                               ----------
               Intermediate Municipal Portfolio (2002) $9,940,882
               Intermediate Municipal Portfolio (2001) $9,833,340

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


As of June 30, 2002 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                        Undistributed Undistributed                          Accumulated
                          Ordinary      Long Term                            Capital and     Unrealized           Total
                         Income/ Tax     Capital     Accumulated Dividends      Other       Appreciation/      Accumulated
Portfolio               Exempt Income Gains (Losses)  Earnings    Payable     Losses**    (Depreciation)*** Earnings/(Deficit)
---------               ------------- -------------- ----------- ---------  ------------  ----------------- ------------------
Value Portfolio........  $   98,271            --    $   98,271         --  $ (2,322,648)   $ (9,741,569)     $ (11,965,946)
Growth Portfolio.......      78,666            --        78,666         --   (96,402,916)    (40,254,521)      (136,578,771)
Small Cap Portfolio....      29,845            --        29,845         --   (11,321,633)      8,184,338         (3,107,450)
International Portfolio     173,395            --       173,395         --   (61,419,988)    (42,221,512)      (103,468,105)
Fixed Income Portfolio.     605,219      $157,635       762,854  $(557,781)           --       3,384,966          3,590,039
Intermediate Municipal
 Portfolio.............   1,010,253            --     1,010,253   (882,260)     (978,573)      8,203,199          7,352,619
Fixed Income II
 Portfolio.............   1,923,798       474,739     2,398,537   (876,116)           --         337,653          1,860,074
High Yield Portfolio...     846,222            --       846,222         --    (3,914,843)    (45,910,925)       (48,979,546)

--------
** As of June 30, 2002, the following Portfolios had net capital loss carryforwards and deferred post-October losses, which are available to offset future realized gains.

   As of June 30, 2002 the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Treasury regulations:

           Portfolio                               Amount    Expires
           ---------                             ----------- -------
           Value Portfolio...................... $   776,588  2010
           Growth Portfolio.....................  55,527,336  2010
           Small Cap Portfolio..................  11,321,633  2010
           International Portfolio..............   4,616,189  2009
           International Portfolio..............  36,850,381  2010
           Intermediate Municipal Bond Portfolio     978,573  2009
           High Yield Portfolio.................     111,567  2009
           High Yield Portfolio.................     932,947  2010

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Fixed Income Portfolio utilized $1,346,263 of net capital loss carryforwards during the fiscal year ended June 30, 2002, to offset capital gains. The Intermediate Municipal Portfolio utilized $985,110 of net capital loss carryforwards during the fiscal year ended June 30, 2002.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2002


Net capital losses incurred after October 31, within a portfolio's fiscal year are deemed to arise on the first business day of the portfolio's following fiscal year for tax purposes. For the year ended June 30, 2002, the Portfolios deferred post October capital losses of:

                                                 Capital Losses
                                                 --------------
                Value Portfolio.................  $ 1,546,060
                Growth Portfolio................   40,875,580
                Small Cap Portfolio.............           --
                International Portfolio.........   19,953,418
                Fixed Income Portfolio..........           --
                Intermediate Municipal Portfolio           --
                Fixed Income II Portfolio.......           --
                High Yield Portfolio............    2,870,329

--------
*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

   For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2002 qualify for the corporate dividend received deduction for the following Portfolios (unaudited):

                        Portfolio            Percentage
                        ---------            ----------
                        Value Portfolio.....   100.00%
                        Growth Portfolio....   100.00%
                        Small Cap Portfolio.   100.00%
                        High Yield Portfolio     0.46%

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                     Value Equity Portfolio
                                                                      --------------------------------------------------
                                                                         Year      Year       Year      Year       Year
                                                                        Ended     Ended      Ended     Ended      Ended
                                                                       June 30,  June 30,   June 30,  June 30,   June 30,
                                                                         2002      2001       2000      1999       1998
                                                                      --------   --------  --------   --------  --------
Net Asset Value, Beginning of Period................................. $  13.99   $  13.20  $  14.85   $  15.49  $  14.41
                                                                      ========   ========  ========   ========  ========
Income from Investment Operations:
  Net investment income..............................................     0.18       0.17      0.17       0.22      0.24
  Net realized and unrealized gain/(loss) on investments and futures.    (1.63)      1.06     (0.92)      0.87      2.87
                                                                      --------   --------  --------   --------  --------
   Total from investment operations..................................    (1.45)      1.23     (0.75)      1.09      3.11
                                                                      --------   --------  --------   --------  --------
Distributions to Shareholders from:
  Net investment income..............................................    (0.18)     (0.17)    (0.17)     (0.22)    (0.25)
  Net realized gain on investments and futures.......................    (0.04)     (0.27)    (0.73)     (1.51)    (1.78)
                                                                      --------   --------  --------   --------  --------
   Total distributions to shareholders...............................    (0.22)     (0.44)    (0.90)     (1.73)    (2.03)
                                                                      --------   --------  --------   --------  --------
Net Asset Value, End of Period....................................... $  12.32   $  13.99  $  13.20   $  14.85  $  15.49
                                                                      ========   ========  ========   ========  ========
Total Return.........................................................   (10.42%)     9.43%    (5.14%)     9.07%    23.42%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)........................... $322,074   $281,192  $241,803   $216,940  $176,587
  Ratio of expenses to average net assets............................     0.42%      0.53%     0.55%      0.56%     0.52%
  Ratio of net investment income to average net assets...............     1.42%      1.24%     1.29%      1.64%     1.69%
  Ratio of expenses to average net assets excluding fee waivers......     0.42%      0.53%     0.55%      0.56%     0.52%*
  Portfolio turnover rate............................................    66.24%    138.97%   128.72%    108.79%    86.45%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                                                                     Growth Equity Portfolio
                                                                      --------------------------------------------------
                                                                         Year       Year      Year      Year       Year
                                                                        Ended      Ended     Ended     Ended      Ended
                                                                       June 30,   June 30,  June 30,  June 30,   June 30,
                                                                         2002       2001      2000      1999       1998
                                                                      --------   --------   --------  --------  --------
Net Asset Value, Beginning of Period................................. $  11.81   $  20.63   $  17.96  $  15.25  $  13.67
                                                                      ========   ========   ========  ========  ========
Income from Investment Operations:
  Net investment income..............................................     0.04       0.04       0.08      0.03      0.04
  Net realized and unrealized gain/(loss) on investments and futures.    (3.03)     (6.66)      4.69      3.76      4.37
                                                                      --------   --------   --------  --------  --------
   Total from investment operations..................................    (2.99)     (6.62)      4.77      3.79      4.41
                                                                      --------   --------   --------  --------  --------
Distributions to Shareholders from:
  Net investment income..............................................    (0.04)     (0.04)     (0.08)    (0.03)    (0.06)
  Net realized gain on investments and futures.......................       --      (2.16)     (2.02)    (1.05)    (2.77)
                                                                      --------   --------   --------  --------  --------
   Total distributions to shareholders...............................    (0.04)     (2.20)     (2.10)    (1.08)    (2.83)
                                                                      --------   --------   --------  --------  --------
Net Asset Value, End of Period....................................... $   8.78   $  11.81   $  20.63  $  17.96  $  15.25
                                                                      ========   ========   ========  ========  ========
Total Return.........................................................   (25.37%)   (33.03%)    27.71%    26.76%    37.00%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)........................... $367,547   $327,097   $361,607  $264,877  $216,129
  Ratio of expenses to average net assets............................     0.40%      0.43%      0.52%     0.53%     0.53%
  Ratio of net investment income to average net assets...............     0.40%      0.25%      0.47%     0.20%     0.33%
  Ratio of expenses to average net assets excluding fee waivers......     0.40%      0.43%      0.52%     0.53%     0.53% *
  Portfolio turnover rate............................................    58.55%     95.66%     94.37%    70.61%    95.07%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                                                        Small Capitalization Equity Portfolio
                                                                 --------------------------------------------------
                                                                    Year       Year      Year      Year       Year
                                                                   Ended      Ended     Ended     Ended      Ended
                                                                  June 30,   June 30,  June 30,  June 30,   June 30,
                                                                    2002       2001      2000      1999       1998
                                                                 --------   --------   --------  --------  --------
Net Asset Value, Beginning of Period............................ $  12.96   $  15.29   $  12.33  $  13.13  $  12.95
                                                                 ========   ========   ========  ========  ========
Income from Investment Operations:
  Net investment income.........................................     0.01       0.03       0.02      0.04      0.06
  Net realized and unrealized gain/(loss) on investments........    (1.54)     (0.79)      2.96      0.35      1.54
                                                                 --------   --------   --------  --------  --------
   Total from investment operations.............................    (1.53)     (0.76)      2.98      0.39      1.60
                                                                 --------   --------   --------  --------  --------
Distributions to Shareholders from:
  Net investment income.........................................    (0.01)     (0.03)     (0.02)    (0.04)    (0.06)
  Net realized gain on investments..............................       --      (1.54)        --     (1.15)    (1.36)
                                                                 --------   --------   --------  --------  --------
   Total distributions to shareholders..........................    (0.01)     (1.57)     (0.02)    (1.19)    (1.42)
                                                                 --------   --------   --------  --------  --------
Net Asset Value, End of Period.................................. $  11.42   $  12.96   $  15.29  $  12.33  $  13.13
                                                                 ========   ========   ========  ========  ========
Total Return....................................................   (11.88%)    (3.67%)    24.21%     4.73%    12.66%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)...................... $323,895   $311,949   $279,784  $210,737  $150,527
  Ratio of expenses to average net assets.......................     0.60%      0.63%      0.60%     0.62%     0.70%
  Ratio of net investment income to average net assets..........     0.10%      0.22%      0.18%     0.39%     0.41%
  Ratio of expenses to average net assets excluding fee waivers.     0.60%      0.63%      0.60%     0.62%     0.70%*
  Portfolio turnover rate.......................................   144.98%    134.43%    111.52%   125.52%   103.41%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                                                          International Equity Portfolio
                                                                               -----------------------------------------
                                                                                  Year       Year      Year      Year
                                                                                 Ended      Ended     Ended     Ended
                                                                                June 30,   June 30,  June 30,  June 30,
                                                                                  2002       2001      2000      1999
                                                                               --------   --------   --------  --------
Net Asset Value, Beginning of Period.......................................... $   9.27   $  15.34   $  12.85  $  12.70
                                                                               ========   ========   ========  ========
Income from Investment Operations:
  Net investment income.......................................................     0.09       0.10       0.12      0.24
  Net realized and unrealized gain/(loss) on investments and foreign currency
   transactions...............................................................    (0.75)     (3.71)      2.82      0.39
                                                                               --------   --------   --------  --------
   Total from investment operations...........................................    (0.66)     (3.61)      2.94      0.63
                                                                               --------   --------   --------  --------
Distributions to Shareholders from:
  Net investment income.......................................................    (0.11)     (0.08)     (0.07)    (0.21)
  Net realized gain on investments and foreign currency transactions..........       --      (2.38)     (0.38)    (0.27)
                                                                               --------   --------   --------  --------
   Total distributions to shareholders........................................    (0.11)     (2.46)     (0.45)    (0.48)
                                                                               --------   --------   --------  --------
Net Asset Value, End of Period................................................ $   8.50   $   9.27   $  15.34  $  12.85
                                                                               ========   ========   ========  ========
Total Return..................................................................    (7.05%)   (24.87%)    23.14%     5.20%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands).................................... $475,352   $368,213   $383,572  $256,177
  Ratio of expenses to average net assets.....................................     0.64%      0.66%      0.65%     0.69%
  Ratio of net investment income to average net assets........................     1.10%      1.02%      0.98%     1.51%
  Ratio of expenses to average net assets excluding fee waivers...............     0.64%      0.66%      0.65%     0.69%
  Portfolio turnover rate.....................................................    40.22%     80.80%    144.41%    56.77%


                                                                                  Year
                                                                                 Ended
                                                                                June 30,
                                                                                  1998
                                                                               --------
Net Asset Value, Beginning of Period.......................................... $  12.84
                                                                               ========
Income from Investment Operations:
  Net investment income.......................................................     0.16
  Net realized and unrealized gain/(loss) on investments and foreign currency
   transactions...............................................................     0.49
                                                                               --------
   Total from investment operations...........................................     0.65
                                                                               --------
Distributions to Shareholders from:
  Net investment income.......................................................    (0.47)
  Net realized gain on investments and foreign currency transactions..........    (0.32)
                                                                               --------
   Total distributions to shareholders........................................    (0.79)
                                                                               --------
Net Asset Value, End of Period................................................ $  12.70
                                                                               ========
Total Return..................................................................     5.91%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands).................................... $229,875
  Ratio of expenses to average net assets.....................................     0.70%
  Ratio of net investment income to average net assets........................     2.00%
  Ratio of expenses to average net assets excluding fee waivers...............     0.71%*
  Portfolio turnover rate.....................................................    36.80%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                                                                               Intermediate Term
                                                    Fixed Income Portfolio                  Municipal Bond Portfolio
                                           ---------------------------------------  ---------------------------------------
                                             Year       Year      Year     Period     Year       Year      Year     Period
                                            Ended      Ended     Ended     Ended     Ended      Ended     Ended     Ended
                                           June 30,   June 30,  June 30,  June 30,  June 30,   June 30,  June 30,  June 30,
                                             2002       2001      2000    1999(a)     2002       2001      2000    1999(a)
                                           --------  --------   --------  --------  --------  --------   --------  --------
Net Asset Value, Beginning of
 Period................................... $   9.91  $   9.44   $   9.64  $  10.00  $   9.89  $   9.56   $   9.79  $  10.00
                                           ========  ========   ========  ========  ========  ========   ========  ========
Income from Investment Operations:
  Net investment income...................     0.60      0.64       0.62      0.58      0.47      0.48       0.46      0.45
  Net realized and unrealized gain/(loss)
   on investments.........................     0.30      0.47      (0.20)    (0.28)     0.13      0.33      (0.23)    (0.21)
                                           --------  --------   --------  --------  --------  --------   --------  --------
   Total from investment
    operations............................     0.90      1.11       0.42      0.30      0.60      0.81       0.23      0.24
                                           --------  --------   --------  --------  --------  --------   --------  --------
Distributions to Shareholders from:
  Net investment income...................    (0.60)    (0.64)     (0.62)    (0.58)    (0.45)    (0.48)     (0.46)    (0.45)
  Net realized gain on investments........    (0.02)       --         --     (0.08)       --        --         --        --
                                           --------  --------   --------  --------  --------  --------   --------  --------
   Total distributions to
    shareholders..........................    (0.62)    (0.64)     (0.62)    (0.66)    (0.45)    (0.48)     (0.46)    (0.45)
                                           --------  --------   --------  --------  --------  --------   --------  --------
Net Asset Value, End of Period............ $  10.19  $   9.91   $   9.44  $   9.64  $  10.04  $   9.89   $   9.56  $   9.79
                                           ========  ========   ========  ========  ========  ========   ========  ========
Total Return..............................     9.11%    12.02%      4.49%     2.88%     6.16%     8.61%      2.45%     2.44%
Ratios to Average Net Assets/
 Supplemental Data:
  Net assets, end of period (in
   thousands)............................. $126,708  $128,137   $130,508  $108,074  $254,032  $202,019   $199,566  $107,105
  Ratio of expenses to average net
   assets.................................     0.44%     0.46%      0.46%     0.50%     0.44%     0.46%      0.46%     0.47%
  Ratio of net investment income to
   average net assets.....................     5.80%     6.52%      6.52%     5.78%     4.74%     4.87%      4.84%     4.54%
  Ratio of expenses to average net assets
   excluding fee waivers/
   reimbursements.........................     0.44%     0.47%*     0.46%     0.50%     0.44%     0.47%*     0.46%     0.54%
  Portfolio turnover rate.................   118.94%   130.52%    147.65%   146.78%    27.82%    31.02%     51.34%    42.24%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                   Fixed Income II         High Yield Bond
                                      Portfolio               Portfolio
                                ------------------     -------------------
                                  Year       Period       Year       Period
                                 Ended       Ended       Ended       Ended
                                June 30,    June 30,    June 30,    June 30,
                                  2002      2001(a)       2002      2001(a)
                                --------  --------     --------   --------
Net Asset Value, Beginning of
 Period........................ $  10.33  $  10.00     $   8.34   $  10.00
                                ========  ========     ========   ========
Income from Investment
 Operations:
 Net investment income.........     0.65      0.54         0.71       0.80
 Net realized and unrealized
   gain/(loss) on
   investments, futures and
   foreign currency
   transactions................     0.13      0.33        (1.46)     (1.69)
                                --------  --------     --------   --------
   Total from investment
    operations.................     0.78      0.87        (0.75)     (0.89)
                                --------  --------     --------   --------
Distributions to Shareholders
 from:
 Net investment income.........    (0.69)    (0.54)       (0.69)     (0.77)
 Net realized gain on
   investments, futures, and
   foreign currency
   transactions................    (0.25)       --           --         --
                                --------  --------     --------   --------
   Total distributions to
    shareholders...............    (0.94)    (0.54)       (0.69)     (0.77)
                                --------  --------     --------   --------
Net Asset Value, End of Period. $  10.17  $  10.33     $   6.90   $   8.34
                                ========  ========     ========   ========
Total Return...................     7.74%     8.83%(c)    (9.35%)    (9.13%)(c)
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
   (in thousands).............. $175,449  $183,351     $161,206   $137,248
 Ratio of expenses to average
   net assets..................     0.47%     0.51%(b)     0.57%      0.61%(b)
 Ratio of net investment
   income to average net
   assets......................     6.21%     6.87%(b)     9.47%     11.80%(b)
 Ratio of expenses to average
   net assets excluding fee
   waivers/reimbursements......     0.47%     0.51%(b)     0.57%      0.62%(b)*
 Portfolio turnover rate.......   475.78%   342.57%       51.06%     33.23%

--------
* During the period certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Fixed Income, Intermediate Term Municipal Bond, Fixed Income II and High Yield Bond Portfolios (constituting the Hirtle Callaghan Trust, hereafter referred to as the "Trust") as of June 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

August 23, 2002

THE HIRTLE CALLAGHAN TRUST

   The International Equity Portfolio elects to pass through to shareholders the income tax credit for taxes paid to foreign countries.

                                      Foreign Source Foreign Taxes
              Portfolio                   Income         Paid
              ---------               -------------- -------------
              International Portfolio   $7,445,992     $867,539

The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2002. These shareholders will receive more detailed information along with their 2002 Form 1099-DIV.

   8. SPECIAL MEETING OF SHAREHOLDERS (unaudited). On June 28, 2002, a Special Meeting of shareholders of The High Yield Bond Portfolio ("High Yield Portfolio") was held. One proposal was considered at the Special Meeting and actual vote tabulations relating to proposal are as follows:

Proposal 1: The approval of the engagement of W.R. Huff Asset Management Co., L.L.C. ("Huff Asset Management") to provide portfolio management services to the High Yield Portfolio pursuant to a portfolio management agreement (the "Agreement") between the Trust and Huff.

            FOR     20,272,137
                    (100% of shares present at the Special Meeting)
                    (89.19% of shares outstanding)
            AGAINST 0 shares or 0.0%
            ABSTAIN 0 shares or 0.0%

Pursuant to the Agreement, which became effective on July 1, 2002, Huff Asset Management serves as an additional Specialist Manager for the Bond Portfolio, and receives a fee, payable monthly, calculated at an annual rate of .50% of the average daily net assets of the Bond Portfolio managed by it. Other than the fee, the terms of the Agreement are substantively the same as those relating to the High Yield Bond Portfolio between Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd LP), the other Specialist Manager for the Bond Portfolio, and the Trust. Huff Asset Management is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of March 31, 2002, managed total assets of approximately $10.3 billion.

Trustees and Officers of The Hirtle Callaghan Trust

Officers and Interested Trustees. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

                                                                                Number of
                                          Term of                               Portfolios     Other
                          Position(s)   Office; Term                             in Fund   Directorships
                           Held with     Served in     Principal Occupation(s)   Complex      Held by
Name, Address, and Age       Trust         Office        During Past 5 Years     Overseen     Trustee
----------------------    ------------ -------------- ------------------------- ---------- -------------

Donald E. Callaghan*..... Chairman and Indefinite;    For more than the past        8        Keystone
Five Tower Bridge,        President    Since: 7/20/95 five years, Mr. Callaghan              Property
300 Barr Harbor Drive,                                has been a Principal of                 Trust
W. Conshohocken, PA 19428                             Hirtle Callaghan.
Age: 56

--------
* Messrs. Callaghan and Hirtle may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.

                                                                                    Number of
                                             Term of                                Portfolios     Other
                            Position(s)    Office; Term                              in Fund   Directorships
                             Held with      Served in     Principal Occupation(s)    Complex      Held by
Name, Address, and Age         Trust          Office        During Past 5 Years      Overseen     Trustee
----------------------    --------------- -------------- -------------------------- ---------- -------------

Jonathan J. Hirtle*...... Trustee         Indefinite;    For more than the past         8          None
Five Tower Bridge,                        Since: 7/20/95 five years, Mr. Hirtle has
300 Barr Harbor Drive,                                   been a Principal of
W. Conshohocken, PA 19428                                Hirtle Callaghan.
Age: 49

Robert J. Zion........... Vice President, Indefinite;    Mr. Zion is a Principal of     8          None
Five Tower Bridge,        Secretary &     Since: 7/20/95 Hirtle Callaghan, and
300 Barr Harbor Drive,    Treasurer                      has been employed by
W. Conshohocken, PA 19428                                that firm for more than
Age: 40                                                  the last five years.

--------
* Messrs. Callaghan and Hirtle may each be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.

Independent Trustees. The following table sets forth certain information about the Trust's Independent Trustees.

                                                                                 Number of
                                           Term of                               Portfolios     Other
                           Position(s)   Office; Term                             in Fund   Directorships
                            Held with     Served in     Principal Occupation(s)   Complex      Held by
Name, Address, and Age    Trust and Age     Office        During Past 5 Years     Overseen     Trustee
----------------------    ------------- -------------- ------------------------- ---------- -------------

Ross H. Goodman..........    Trustee    Indefinite;    For more than the past        8          None
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Goodman
300 Barr Harbor Drive,                                 has been Vice President
W. Conshohocken, PA 19428                              of American Industrial
Age: 54                                                Management & Sales,
                                                       Northeast, Inc. or its
                                                       predecessors
                                                       (manufacturing
                                                       representative).

Jarrett Burt Kling.......    Trustee    Indefinite;    For more than the past        8          None
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Kling has
300 Barr Harbor Drive,                                 been associated with
W. Conshohocken, PA 19428                              CRA Real Estate
Age: 59                                                Securities, L.P., a
                                                       registered investment
                                                       adviser and indirect,
                                                       wholly owned subsidiary
                                                       of ING Group.

R. Richard Williams......    Trustee    Indefinite;    President, Seaboard           8          None
Five Tower Bridge,                      Since: 7/15/99 Advisors, Inc.
300 Barr Harbor Drive,                                 (consulting). Prior to
W. Conshohocken, PA 19428                              2000, Mr. Williams
Age: 57                                                served as Chief Executive
                                                       Officer and President of
                                                       Valquip Corporation
                                                       (flow control
                                                       distribution).

Richard W. Wortham, III..    Trustee    Indefinite;    For more than the past        8          None
Five Tower Bridge,                      Since: 7/20/95 five years, Mr. Wortham
300 Barr Harbor Drive,                                 has been President of
W. Conshohocken, PA 19428                              Video Rental of
Age: 64                                                Pennsylvania, Inc. and
                                                       its parent, Houston
                                                       VMC, Inc.

The Statement of Additional Information ("SAI") includes additional information about the Trust's directors and officers. To obtain a copy of the SAI, without charge, call (800) 242-9596.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                          THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* "Interested Person" as that term is defined in the Investment Company Act of
              1940.

--------------------------------------------------------------------------------

Sponsor                               Counsel
-------                               -------
Hirtle Callaghan & Co., Inc.          Drinker Biddle & Reath LLP
Five Tower Bridge                     One Logan Square--18th & Cherry Streets
300 Barr Harbor Drive, Suite 500      Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428

Administrator and Distributor         Independent Accountants
-----------------------------         -----------------------
BISYS Fund Services                   PricewaterhouseCoopers LLP
3435 Stelzer Road                     Two Commerce Square, Suite 1700
Columbus, Ohio 43219                  2001 Market Street
                                      Philadelphia, Pennsylvania 19103-7042
Custodian
---------
Deutsche Bank
16 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


8/02